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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Callidus Software Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, $0.001 par value, of Callidus Software Inc.
(2)	Aggregate number of securities to which transaction applies:
As of February 8, 2018, (a) 68,361,174 shares of common stock issued and outstanding, (b) 182,874 shares of common stock issuable upon the exercise of options to purchase shares of common stock, (c) 2,981,094 shares of common stock issuable upon the settlement of outstanding time-based restricted stock unit awards and performance-based restricted stock unit awards, (d) 878,879 shares of common stock issuable upon the settlement of time-based restricted stock unit awards to be granted on February 15, 2018 and (e) 138,792 shares of common stock issuable subject to purchase rights under the Amended and Restated Employee Stock Purchase Plan.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based on the sum of (a) 68,361,174 shares of common stock issued and outstanding multiplied by $36.00 per share, (b) 182,874 shares of common stock issuable upon the exercise of options to purchase shares of common stock with an exercise price less than $36.00 per share multiplied by $29.01 (which is the difference between $36.00 per share and the weighted average exercise price per share of such options), (c) 2,981,094 shares of common stock issuable upon the settlement of outstanding time-based restricted stock unit awards and performance-based restricted stock unit awards multiplied by $36.00 per share, (d) 878,879 shares of common stock issuable upon the settlement of time-based restricted stock unit awards to be granted on February 15, 2018 multiplied by $36.00 per share and (e) 138,792 shares of common stock issuable subject to purchase rights under the Amended and Restated Employee Stock Purchase Plan multiplied by $36.00 per share.
	(4)	Proposed maximum aggregate value of transaction: $2,610,262,978.74
	(5)	Total fee paid: $324,977.75
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CALLIDUS SOFTWARE INC.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
                        , 2018

Dear Stockholder:

       You are cordially invited to attend a special meeting of stockholders of Callidus Software Inc. ("Callidus" or "we," "us," or "our") to be held on                        , 2018, at 10:00 a.m., Pacific Time, at our headquarters located at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568.

       At the special meeting, you will be asked to consider and vote upon a proposal to adopt an agreement and plan of merger ("Merger Agreement") by and among SAP America, Inc. ("SAP"), Emerson One Acquisition Corp., a wholly-owned subsidiary of SAP, and Callidus.

       If the Merger Agreement is adopted and the merger is completed, Callidus will become a wholly-owned subsidiary of SAP and each share of Callidus common stock that you own as of the date of the merger will be converted into the right to receive $36.00 in cash, without interest and less any withholding taxes required by applicable law (unless you have properly demanded your statutory rights of appraisal with respect to the merger).

       Our board of directors ("Board") considered a number of factors in evaluating the terms of the Merger Agreement. Based on its review, our Board unanimously determined that the terms and conditions of the merger and the Merger Agreement are advisable, fair to and in the best interests of Callidus and our stockholders. Accordingly, our Board has unanimously approved the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement, and unanimously recommends that you vote "FOR" the adoption of the Merger Agreement.

       The enclosed proxy statement provides detailed information about the special meeting, the Merger Agreement and the merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement carefully in its entirety. The proxy statement is dated                        , 2018, and is first being mailed to Callidus stockholders on or about                        , 2018.

       Your vote is very important, regardless of the number of shares you own.    The proposal to adopt the Merger Agreement must be approved by the holders of a majority of the shares of Callidus common stock entitled to vote at the special meeting. Only stockholders who owned shares of Callidus common stock at the close of business on                        , 2018, the record date for the special meeting, will be entitled to vote at the special meeting.

       To vote your shares, you may return your proxy card, submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions contained in the proxy statement, or attend the special meeting and vote in person. If your shares are held in the name of a brokerage firm, bank, trust or other nominee, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder in order to vote at the special meeting. Even if you plan to attend the special meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating and returning the enclosed proxy card.

       If you fail to return your proxy, attend the special meeting and vote in person, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the special meeting and your decision not to respond will have the same effect as if you voted "AGAINST" the adoption of the Merger Agreement.

       If you attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person.

       Thank you for your continued support of Callidus.

Sincerely,

ROXANNE OULMAN Executive Vice President, Chief Financial Officer

Dublin, California
                        , 2018

CALLIDUS SOFTWARE INC.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of Callidus Software Inc.:

       Callidus Software Inc., a Delaware corporation ("Callidus" or "we," "us," or "our"), will hold a special meeting of stockholders at our headquarters located at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, at 10:00 a.m., Pacific Time, on                        , 2018, to consider and vote upon the following proposals:

  1.
  To adopt the Agreement and Plan of Merger, dated as of January 29, 2018, by and among SAP America, Inc., a Delaware corporation ("SAP"), Emerson One Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SAP ("Merger Sub"), and Callidus, as such agreement may be amended from time to time ("Merger Agreement");

  2.
  To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Callidus's named executive officers that is based on or otherwise relates to the merger ("compensation proposal"); and

  3.
  To approve the adjournment of the special meeting to a later date, if our board of directors ("Board") determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the special meeting ("adjournment proposal").

       Only record holders of Callidus common stock at the close of business on            , 2018, are entitled to receive notice of, and will be entitled to vote at, the special meeting, including any adjournments or postponements of the special meeting. Your vote is important, regardless of the number of shares of Callidus common stock you own.

       The affirmative vote of the holders of a majority of the shares of Callidus common stock outstanding and entitled to vote on the Merger Agreement is required to adopt the Merger Agreement. The affirmative vote of the holders of a majority of the outstanding shares of Callidus common stock present in person or represented by proxy and entitled to vote on the compensation proposal at the special meeting is required to approve the compensation proposal, and the affirmative vote of the holders of a majority of the outstanding shares of Callidus common stock present in person or represented by proxy and entitled to vote on the adjournment proposal at the special meeting is required to approve the adjournment proposal.

       In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. If there is not a quorum of stockholders at the special meeting and the vote with respect to the adjournment proposal fails, our Board, if permitted by the Merger Agreement, may set a new record date and meeting date for a special meeting to consider the Merger Agreement, compensation proposal and adjournment proposal.

       If the merger is completed, Callidus stockholders who (i) submit a written demand for an appraisal of their shares prior to the stockholder vote on the adoption of the Merger Agreement, (ii) do not vote in favor of the adoption of the Merger Agreement or consent thereto in writing, (iii) take certain actions and meet certain conditions under Delaware law and (iv) do not thereafter withdraw their demand for appraisal of their shares of Callidus common stock or otherwise lose their appraisal rights, in each case in accordance with Delaware law, will have the right to have such shares appraised by the Delaware Court of Chancery and to receive payment of the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by the court. For a more detailed discussion of your appraisal rights, see "The Merger — Appraisal Rights" beginning on page 53 of this proxy statement and Annex C to this proxy statement.

       You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote via the Internet or by telephone, as instructed in these materials as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held in the name of your brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.

       If you sign, date and return your proxy card or submit a proxy via the Internet or by telephone without indicating how you wish to vote, your proxy will be voted "FOR" the adoption of the Merger Agreement, "FOR" the compensation proposal and "FOR" the adjournment proposal. If you do attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the special meeting.

       Our Board unanimously recommends that you vote "FOR" adoption of the Merger Agreement, "FOR" the advisory compensation proposal and "FOR" the adjournment proposal.

       The merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

By Order of the Board of Directors,

ROXANNE OULMAN Executive Vice President, Chief Financial Officer

Dublin, California
                        , 2018

 YOUR VOTE IS IMPORTANT

       Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote via the Internet or by telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.

REFERENCES FOR ADDITIONAL INFORMATION

       If you have any questions about this proxy statement, the special meeting, the merger or need assistance with voting procedures, you should contact:

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Attention: General Counsel
Telephone: (925) 251-2200

or

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Email: CALD@dfking.com
Banks and Brokers Call: (212) 269-5550
All Others Call: (866) 342-1635

CALLIDUS SOFTWARE, INC.

PROXY STATEMENT

Page
Interests of Callidus Directors and Executive Officers in the Merger	47
Appraisal Rights	53
Delisting and Deregistration of Callidus Common Stock	57
Certain U.S. Federal Income Tax Consequences of the Merger	57
Regulatory Matters	60
THE MERGER AGREEMENT	62
The Merger	62
Directors and Officers	66
Representations and Warranties	66
Covenants	72
Special Meeting of Callidus's Stockholders	81
Efforts to Consummate the Merger; Regulatory Matters	81
Conditions to the Closing of the Merger	83
Termination of the Merger Agreement	85
Termination Fee and Expenses	87
Indemnification and Insurance	88
Employee Matters	89
Additional Agreements	89
Extension, Waiver and Amendment of the Merger Agreement	90
SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS	91
ADVISORY VOTE REGARDING MERGER-RELATED COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS	93
Compensation Paid to Named Executive Officers in Connection with the Merger	93
Effect of Advisory Vote	93
Vote Required and Board Recommendation	93
ADJOURNMENT OF THE SPECIAL MEETING	94
Adjournment of the Special Meeting	94
Vote Required and Board Recommendation	94
OTHER MATTERS	95
FUTURE STOCKHOLDER PROPOSALS	95
WHERE YOU CAN FIND MORE INFORMATION	95
INCORPORATION BY REFERENCE	96
MISCELLANEOUS	97
Annex A — Agreement and Plan of Merger, dated as of January 29, 2018, by and among SAP America, Inc., Emerson One Acquisition Corp. and Callidus Software Inc.
Annex B — Opinion of Qatalyst Partners LP
Annex C — Section 262 of the General Corporation Law of the State of Delaware

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

       The following Q&A is intended to address some commonly asked questions about the special meeting of stockholders and the merger. These questions and answers may not address all questions that may be important to you as a Callidus stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

       Except as otherwise specifically noted in this proxy statement, "we," "our," "us" and similar words in this proxy statement refer to Callidus Software Inc. In addition, throughout this proxy statement, we refer to Callidus Software Inc., as "Callidus," to Emerson One Acquisition Corp. as "Merger Sub," to SAP America, Inc. as "SAP," and to SAP SE as "SAP SE."

Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you were a Callidus stockholder as of                              , 2018, the record date for the special meeting. To complete the merger, Callidus's stockholders holding a majority of the shares of Callidus common stock outstanding as of                              , 2018, the record date for the special meeting, must vote to adopt the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

The Merger

Q:
What will happen to my Callidus common stock as a result of the merger?

A:
If the merger is completed, each share of Callidus common stock that you hold at the effective time of the merger will be converted into the right to receive $36.00 in cash, without interest, less any withholding taxes required by applicable law. This does not apply to shares of Callidus common stock held by any Callidus stockholders who have properly demanded their appraisal rights under Delaware law (as more fully described below under the heading "The Merger — Appraisal Rights" beginning on page 53 of this proxy statement).

Q:
What will happen to Callidus generally as a result of the merger?

A:
If the merger is completed, Callidus will cease to be an independent public company and will be a company wholly-owned by SAP. As a result, you will no longer have any ownership interest in Callidus. Upon completion of the merger, shares of Callidus common stock will no longer be listed on any stock exchange or quotation system, including The Nasdaq Stock Market. In addition, following the completion of the merger, the registration of Callidus common stock and our reporting obligations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), will be terminated.

Q:
What are the U.S. federal income tax consequences of the merger to me?

A:
The receipt of cash in exchange for shares of Callidus common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of Callidus common stock. If you are a U.S. holder, you generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a non-U.S. holder, you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. The tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you. For a more detailed summary of the U.S. federal income tax consequences of the merger, see "The Merger — Certain U.S. Federal Income Tax Consequences of the Merger" beginning on page 57 of this proxy statement.

Q:
Am I entitled to appraisal rights in connection with the merger?

A:
Statutory appraisal rights under Delaware law in connection with the merger will be available to stockholders who (i) submit a written demand for an appraisal of their shares prior to the stockholder vote on the adoption of the Merger Agreement, (ii) do not vote in favor of the adoption of the Merger Agreement or consent thereto in writing, (iii) take certain actions and meet certain conditions under Delaware law and (iv) do not thereafter withdraw their demand for appraisal of their shares of Callidus common stock or otherwise lose their appraisal rights, in each case in accordance with Delaware law. For a more detailed discussion of your appraisal rights, see the section entitled "The Merger — Appraisal Rights" beginning on page 53 of this proxy statement.

A copy of the full text of Section 262 of the Delaware General Corporation Law ("DGCL") is included as Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible; however, the merger is subject to various closing conditions, including Callidus stockholder approval, the expiration or earlier termination of the required waiting period under the HSR Act and obtaining applicable foreign antitrust approvals. We cannot assure you that all conditions to the merger will be satisfied or, if satisfied, the date by which they will be satisfied.

The Special Meeting

Q:
When and where will the special meeting of stockholders be held?

A:
The special meeting of Callidus stockholders will be held at our headquarters located at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, at 10:00 a.m., Pacific Time, on                        , 2018.

Q:
What are the proposals that will be voted on at the special meeting?

A:
You will be asked to consider and vote on (i) a proposal to adopt the Merger Agreement; (ii) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger ("compensation proposal"); and (iii) a proposal to adjourn the special meeting to a later date or time, if our Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, including to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the special meeting ("adjournment proposal").

Q:
How does our Board recommend that I vote on the proposals?

A:
Our Board unanimously approved the Merger Agreement and determined that the merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of Callidus and our stockholders and unanimously recommends that you vote:

  •
  "FOR" the proposal to adopt the Merger Agreement;

  •
  "FOR" the advisory compensation proposal; and

    •
    "FOR" the adjournment proposal.

  You should read the section entitled "The Merger — Recommendation of Callidus Board and Reasons for the Merger" beginning on page 34 of this proxy statement.

Q:
Who is entitled to attend and vote at the special meeting?

A:
The record date for the special meeting is                              , 2018. If you own shares of Callidus common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment of the special meeting. As of the record date, there were approximately                shares of Callidus common stock issued and outstanding held collectively by approximately                        stockholders of record.

Q:
How many votes are required to adopt the Merger Agreement?

A:
Under Delaware law, adoption of the Merger Agreement requires the affirmative approval of the holders of a majority of the shares of Callidus common stock outstanding and entitled to vote on the Merger Agreement.

Q:
How many votes are required to approve the compensation proposal?

A:
In accordance with the rules of the Securities and Exchange Commission ("SEC"), stockholders have the opportunity to cast a non-binding, advisory vote with respect to compensation that may be paid or become payable to our named executive officers based upon or otherwise relating to the merger, as reported in the "Golden Parachute Compensation" table on page 51 of this proxy statement. The vote to approve the compensation proposal is advisory and therefore will not be binding on Callidus or SAP, nor will it overrule any prior decision or require the Callidus Board (or any committee of the Board) to take any action, regardless of whether the merger is completed. The compensation that may be paid in connection with the proposed merger is contractual with respect to Callidus's named executive officers. Accordingly, if Callidus's stockholders adopt the Merger Agreement and the merger is completed, the compensation based on or otherwise relating to the merger will be paid to Callidus's named executive officers in accordance with the terms of their compensation agreements and arrangements, regardless of whether Callidus's stockholders approve the compensation proposal.

Callidus's Board will consider the affirmative vote of the holders of a majority of the shares of Callidus common stock that are present in person or represented by proxy and entitled to vote on the compensation proposal at the special meeting as advisory approval of the compensation proposal.

Q:
How many votes are required to adopt the adjournment proposal?

A:
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of Callidus common stock that are present in person or represented by proxy and entitled to vote on the proposal at the special meeting (even if less than a quorum).

Q:
How are votes counted? Why is my vote important? What happens if I abstain?

A:
If you do not submit a proxy or voting instructions or vote in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold the special meeting.

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count "FOR" and "AGAINST" votes and abstentions.

  If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the Merger Agreement.

  If you abstain from voting, it will have the same effect as a vote against the advisory compensation proposal and adjournment proposal.

  If you fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the advisory compensation proposal or adjournment proposal.

Q:
Do any Callidus directors or executive officers have interests in the merger that may differ from those of Callidus stockholders?

A:
In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests in the merger that may be different from, or in addition to, those of our stockholders generally. These interests may create potential conflicts of interest. Our Board was aware that these interests existed and considered them, among other matters, when it approved the Merger Agreement and made its recommendation that our stockholders adopt the Merger Agreement. You should read the section entitled "The Merger — Interests of Callidus Directors and Executive Officers in the Merger" beginning on page 47 of this proxy statement.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares in one of the manners described below. You have one vote for each share of Callidus common stock you own as of the record date.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote:

  •
  by following the Internet voting instructions printed on your proxy card;

  •
  by following the telephone voting instructions printed on your proxy card;

  •
  by completing, signing and dating each proxy card you receive and returning it in the enclosed postage-paid envelope; or

  •
  by appearing and casting your vote in person at the special meeting.

  If you are voting via the Internet or by telephone, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).

  Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail even if you plan to attend the special meeting in person, to ensure that your shares of Callidus common stock are present in person or represented at the special meeting.

  If your shares are held by a brokerage firm, bank, trust or other nominee, you may direct your brokerage firm, bank, trust or other nominee to submit a proxy card by following the instructions that the brokerage firm, bank, trust or other nominee provides to you with these materials. If you hold shares through a brokerage firm, bank, trust or other nominee and wish to vote your shares in person at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy from your brokerage firm, bank, trust or other nominee and present it to the inspector of elections with your ballot when you vote at the special meeting.

  If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the Merger Agreement, "FOR" the compensation proposal and "FOR" the adjournment proposal. Please do not send your stock certificate with your proxy card.

Q:
How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in "street name." "Street name" holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

In addition, because any shares you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, shares held in "street name" will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares that you hold in "street name." Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:
May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of Callidus common stock, you have the right to change or revoke your proxy at any time before the vote being taken at the special meeting:

  •
  by delivering to our General Counsel a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy, so you must vote in person at the meeting to revoke your proxy);

  •
  by signing and delivering a new proxy, relating to the same shares of Callidus common stock and bearing a later date; or

  •
  by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).

  Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Attn: General Counsel

  If you are a "street name" holder of Callidus common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:
What is the deadline for voting my shares?

A:
If you are a stockholder of record, your proxy must be received via the Internet or by telephone by 11:59 p.m. Eastern time on                              , 2018, in order for your shares to be voted at the special meeting. However, if you are a stockholder of record, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Callidus common stock for the merger consideration. If your shares are held in "street name" by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your "street name" shares in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR CERTIFICATES NOW.

Q:
What happens if I sell my shares of Callidus common stock after the record date but before the special meeting?

A:
The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of Callidus common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares.

In addition, if you sell your shares prior to the special meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger. For a more detailed discussion of your appraisal rights and the requirements for properly demanding your appraisal rights, see "The Merger — Appraisal Rights" beginning on page 53 of this proxy statement and Annex C to this proxy statement.

Q:
What happens if the proposal to adopt the Merger Agreement is not approved by our stockholders or if the merger is not completed for any other reason?

A:
If the proposal to adopt the Merger Agreement is not approved by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares in connection with the merger. Instead, we will remain a stand-alone public company and Callidus common stock will continue to be listed and traded on The Nasdaq Stock Market. Under specified circumstances, we may be required to pay to SAP a termination fee, as described below under "The Merger Agreement — Termination Fee and Expenses" beginning on page 87 of this proxy statement.

Q:
How do our directors and executive officers intend to vote their shares of common stock in respect of the merger proposal?

A:
We currently expect that our directors and executive officers will vote their shares of common stock in favor of the merger proposal. At the close of business on the record date for the special meeting, directors and executive officers of Callidus and their affiliates were entitled to vote                shares of common stock at the special meeting, or approximately        % of the shares of common stock outstanding on such date.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the "stockholder of record." If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Callidus.

If your shares are held through a brokerage firm, bank, broker or other nominee, you are considered the "beneficial owner" of shares of common stock held in "street name." If you are a beneficial owner of shares of common stock held in "street name," this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your brokerage firm, bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person by ballot at the special meeting unless you obtain a "legal proxy" from your brokerage firm, bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
What happens if I return my proxy card but I do not indicate how to vote?

A:
If you properly return your proxy card but do not include instructions on how to vote, your shares of common stock will be voted "FOR" the approval of the merger proposal, "FOR" the approval of the compensation proposal and "FOR" the approval of the adjournment proposal. We do not currently intend to present any other proposals for consideration at the special meeting.

Q:
Do I need to attend the special meeting?

A:
No. While our stockholders of record may exercise their right to vote their shares in person at the special meeting, it is not necessary for you to attend the special meeting in order to vote your shares of common stock.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please sign, date and return (or grant your proxy electronically over the Internet or by telephone) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

Q:
Where can I find the voting results of the special meeting?

A:
If available, Callidus may announce preliminary voting results at the conclusion of the special meeting. Callidus intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Callidus files with the SEC are publicly available when filed. For more information, see the section of this proxy statement captioned "Where You Can Find More Information."

Q:
Who can answer further questions?

A:
For additional questions about the merger, assistance in submitting proxies or voting shares of Callidus common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact us at Callidus Software Inc., 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, Attention: General Counsel, or call (925) 251-2200, or contact our proxy solicitor at D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 or call: (212) 269-5550.

If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

FORWARD-LOOKING INFORMATION

       This proxy statement contains "forward-looking statements," as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), that are based on our current expectations, assumptions, beliefs, estimates and projections about the proposed merger, Callidus and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "estimate," "expect," "forecast," "intend," "plan," "project," "should," "could" and similar expressions. Factors that may affect those forward-looking statements include, among other things:

    •
    the parties' inability to consummate the merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all;

    •
    the failure to recruit or retain Callidus employees;

    •
    the intense competition facing SAP and Callidus, which may pose unexpected future challenges;

    •
    the risk that the Merger Agreement may be terminated in circumstances that require us to pay SAP a termination fee of $75 million in connection therewith;

    •
    the costs, fees, expenses and charges we incur related to the merger;

    •
    risks arising from the merger's diversion of management's attention from our ongoing business operations;

    •
    the outcome of lawsuits that have been or may be brought by certain purported stockholders seeking to rescind the Merger Agreement or enjoin the consummation of the merger;

    •
    the effect of the announcement or pendency of the merger on our business relationships, operating results and business generally;

    •
    adverse effects on the market price of our common stock and on our operating results because of a failure to complete the merger;

    •
    the risk that our financial results differ from those set forth in the projections described in this proxy statement; and

    •
    other risks detailed in Callidus's filings with the SEC, including Callidus's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which discuss these and other important risk factors concerning our operations.

       We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to revise any of these forward-looking statements to reflect future events or circumstances.

SUMMARY

       This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See "Where You Can Find More Information" beginning on page 95 of this proxy statement. The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document governing the merger. Each item in this summary references another section of this proxy statement with more detailed disclosure about that item. Throughout this proxy statement, all references to "Callidus," "we," "our," "us" and similar words refer to Callidus Software Inc. and its subsidiaries, unless otherwise indicated or the context otherwise requires. In addition, throughout this proxy statement, we refer to SAP America, Inc. as "SAP," to SAP SE as "SAP SE" and to Emerson One Acquisition Corp. as "Merger Sub."

The Companies (page 26)

  Callidus Software Inc.

       Callidus was incorporated in 1996 in Delaware. Callidus, doing business as CallidusCloud®, is the global leader in cloud-based sales, marketing, learning, and customer experience solutions. Callidus enables organizations to accelerate and maximize their multi-product strategy with a complete suite of solutions that identify the right leads, ensure proper territory and quota distribution, enable sales forces, automate configure price quote, speed up contract negotiations, properly recognize revenue under ASC 606, and streamline sales compensation — driving bigger deals, faster. Over 6,400 leading organizations, across all industries, rely on Callidus to optimize their multi-product strategy to close more deals for more money in record time.

  SAP America, Inc.

       SAP is a Delaware corporation, an indirect wholly-owned subsidiary of SAP SE and the principal U.S. operating subsidiary of SAP SE.

  SAP SE

       SAP SE is a European Company (Societas Europaea or SE) established under the laws of the Federal Republic of Germany and the European Union. As the market leader in enterprise application software, SAP SE helps companies of all sizes and industries run better. From back office to boardroom, warehouse to storefront, desktop to mobile device — SAP SE empowers people and organizations to work together more efficiently and use business insight more effectively to stay ahead of the competition. SAP SE applications and services enable more than 378,000 business and public sector customers to operate profitably, adapt continuously, and grow sustainably.

  Emerson One Acquisition Corp.

       Merger Sub is a Delaware corporation and wholly-owned subsidiary of SAP that was organized solely for the purpose of entering into the Merger Agreement and completing the merger and the other transactions contemplated by the Merger Agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement. Upon consummation of the merger, Merger Sub will cease to exist as a separate corporation and Callidus will continue as the surviving corporation.

Commercial Relationship Between the Companies

       Prior to entry into the Merger Agreement, Callidus entered into a services subscription agreement and a strategic OEM agreement with SAP. For further discussion regarding the commercial relationship between Callidus and SAP, see the section entitled "The Merger — Background to the Merger."

The Merger (page 27)

       Subject to the terms and conditions of the Merger Agreement and in accordance with Delaware law, at the effective time of the merger, Merger Sub, a wholly-owned subsidiary of SAP and a party to the Merger Agreement, will merge with and into Callidus; Callidus will survive the merger as a wholly-owned subsidiary of SAP and the separate corporate existence of Merger Sub will cease.

Special Meeting of Callidus's Stockholders (page 22)

       Date, Time and Place.    A special meeting of our stockholders will be held on                    , 2018, at our headquarters located at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, at 10:00 a.m., Pacific Time, to consider and vote upon:

    •
    a proposal to adopt the Merger Agreement;

    •
    a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Callidus's named executive officers that is based on or otherwise relates to the merger ("compensation proposal"); and

    •
    a proposal to adjourn the special meeting to a later date, if our Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the special meeting ("adjournment proposal").

       Record Date and Voting Power.    You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on                     , 2018, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are            shares of our common stock outstanding and entitled to be voted at the special meeting.

       Quorum.    A quorum of stockholders is necessary to hold a valid special meeting. Under our bylaws, a quorum is present at the special meeting if the holders of a majority of the shares of our common stock outstanding and entitled to vote at a meeting of stockholders are represented in person or by proxy.

       Vote Required.    The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Merger Agreement.

       Approval of the non-binding, advisory compensation proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote on the compensation proposal at the special meeting.

       Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote on the adjournment proposal at the special meeting (even if less than a quorum).

       In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. If there is not a quorum of stockholders at the special meeting and the vote with respect to the adjournment proposal fails, then our Board, if permitted by the Merger Agreement, may set a new record date and meeting date for a special meeting to consider the Merger Agreement, compensation proposal and adjournment proposal.

Treatment of Outstanding Common Stock (page 63)

       The Merger Agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $36.00 in cash, without interest and less any withholding taxes required by applicable law.

       After the merger is completed, as a result of the merger, you will have the right to receive the merger consideration but you will no longer have any rights as a Callidus stockholder. Each Callidus stockholder will receive the merger consideration in exchange for the shares of Callidus common stock in accordance with the instructions contained in the letter of transmittal to be sent to Callidus stockholders as soon as reasonably practicable after the closing of the merger, unless the Callidus stockholder has properly demanded appraisal of its shares and not withdrawn the demand.

Treatment of Outstanding Stock Options, Restricted Stock Units and Performance-based Restricted Stock Units (page 63)

       Stock Options.    Each stock option (whether vested or unvested) that is unexpired, unexercised and outstanding at the effective time of the merger, without any further action of the parties or the optionholder, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares subject to such stock option and (ii) the excess, if any, of the per share merger consideration of $36.00 over the applicable per share exercise price of such stock option (without interest and less any withholding taxes required by applicable law).

       Vested RSUs and PSUs.    Each time-based restricted stock unit ("RSU") or performance-based restricted stock unit ("PSU") that is vested (but not released or otherwise settled) at the effective time of the merger will be cancelled and exchanged for the right to receive the per share merger consideration of $36.00 for each share of our common stock underlying such RSU or PSU (without interest and less any withholding taxes required by applicable law).

       Unvested RSUs.    Each RSU granted prior to January 29, 2018 (other than RSUs held by our non-employee directors), that remains outstanding immediately prior to, and is not vested immediately prior to, the effective time of the merger will be cancelled in exchange for the unvested right to receive in cash the per share merger consideration of $36.00 for each share of our common stock underlying such RSU (without interest and less any withholding taxes required by applicable law), with such right to vest and become payable on the date upon which each such corresponding RSU would have vested under the time-based vesting terms and conditions set forth in the applicable award agreement or change of control agreement governing such RSU. If such terms and conditions are not satisfied and such right does not otherwise vest pursuant to the terms of the applicable award agreement or change of control agreement, no cash payment will be made with respect to such RSU.

       Unvested 2018 RSUs.    Each RSU granted on or after January 29, 2018, the Merger Agreement date (the "2018 RSUs") will be converted into a cash-settled restricted stock unit denominated in shares of SAP SE, pursuant to an exchange ratio determined based on SAP SE's average trading price over the five days immediately prior to the effective time of the merger, and will remain subject to the time and service-based vesting terms and conditions set forth in the applicable award agreement governing such 2018 RSU. Upon a given vesting date, the payment amount for the portion of each such 2018 RSU that vests will be determined based on SAP SE's average trading price over the five days immediately prior to the date upon which such portion would have vested under the time-based vesting terms and conditions set forth in the award agreement governing such 2018 RSU. Each such cash payment will be paid in the next practical payroll date after the applicable vesting date set forth in the award agreement governing the 2018 RSU, but not later than the month following such vesting date.

       Unvested PSUs.    Each PSU that remains outstanding immediately prior to, and is not vested immediately prior to, the effective time of the merger will be (i) deemed earned and credited for performance, as described in the section entitled "The Merger — Interests of Callidus Directors and Executive Officers in the Merger — Interests of Executive Officers" beginning on page 48 of this proxy statement, with respect to any uncompleted performance period as of the date of the Merger Agreement and (ii) cancelled in exchange for the unvested right to receive in cash the per share merger consideration of $36.00 for each share of our common stock underlying such PSU (after giving effect to the foregoing crediting of performance metrics), without interest and less any withholding taxes required by applicable law, with such payment to vest and become payable on the date upon which each such PSU would have vested under the time-based vesting terms and conditions applicable to such PSU immediately prior to the effective time of the merger. The pay-out levels set forth in the Merger Agreement (which were determined based on actual performance levels through 2017, except that uncompleted performance periods for PSUs granted in 2017 will be deemed to be earned at 100% of target, resulting in assumed 92% achievement for the full performance cycle). If such terms and conditions are not satisfied and such right does not otherwise vest pursuant to the terms of the applicable change of control agreement, no cash payment will be made with respect to such PSU.

       Unvested RSUs Held by Non-Employee Directors.    Each RSU held by our non-employee directors that is outstanding as of immediately prior to the effective time of the merger, whether vested or unvested, will be cancelled in exchange for the right to receive the per share merger consideration of $36.00 for each share of our common stock underlying such RSU (without interest), to be paid in cash in a single lump sum payment as soon as practicable (but in no event later than 30 days) following the effective time of the merger.

Treatment of Purchase Rights under Employee Stock Purchase Plan (page 64)

       Each current offering period in progress as of the date of the Merger Agreement under our Amended and Restated Employee Stock Purchase Plan ("ESPP") will continue after the date of the Merger Agreement and shares will be issued to participants thereunder on the next currently scheduled purchase dates that occur after the effective date of the Merger Agreement (subject to the terms and conditions of the ESPP). However, any offering period in progress as of the effective time of the merger will be shortened such that the last day of each such offering period will be two business days before the date on which the effective time of the merger occurs and each then outstanding purchase right under the ESPP will be exercised automatically at such time. No new offering period will commence under the ESPP at or after the date of the Merger Agreement, except following a valid termination of the Merger Agreement. Each purchased share under the ESPP will be converted at the effective time of the merger into the right to receive in cash the per share merger consideration of $36.00, without interest and less any withholding taxes required by applicable law. As of, or immediately prior to the effective time of the merger, we will terminate the ESPP.

Recommendation of Callidus's Board and Reasons for the Merger (page 34)

       At a meeting of our Board on January 29, 2018, our Board unanimously determined that the Merger Agreement and the merger are advisable, fair to and in the best interests of Callidus and its stockholders and unanimously approved the Merger Agreement. Our Board unanimously recommends that you vote "FOR" the adoption of the Merger Agreement, "FOR" the compensation proposal and "FOR" the adjournment proposal.

       In the course of reaching its decision, our Board consulted with our senior management, reviewed a significant amount of information and considered a number of factors. For a discussion of the factors considered by our Board in reaching its decision to approve the Merger Agreement and recommend that our stockholders adopt the Merger Agreement, see "The Merger — Recommendation of Callidus's Board and Reasons for the Merger" beginning on page 34 of this proxy statement.

Opinion of Callidus's Financial Advisor (page 39 and Annex B)

       We retained Qatalyst Partners LP ("Qatalyst Partners") to act as our financial advisor in connection with the merger. We selected Qatalyst Partners to act as our financial advisor based on Qatalyst Partners' qualifications, expertise, reputation, its knowledge of our business and affairs and the industry in which we operate and its close familiarity with the Board, our business and management team, as well as Qatalyst Partners' prior experience representing other companies in transactions with SAP. Qatalyst Partners delivered its written opinion, dated as of January 29, 2018, that as of such date and based upon and subject to the considerations, limitations, qualifications, assumptions and other matters set forth therein, the $36.00 per share cash consideration to be received by the holders of Callidus common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to such holders.

       The full text of the written opinion of Qatalyst Partners, dated as of January 29, 2018, is attached as Annex B and is incorporated by reference in this proxy statement in its entirety. See also "The Merger — Opinion of Callidus's Financial Advisor" beginning on page 39 of this proxy statement. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. You should read the opinion carefully in its entirety. Qatalyst Partners' opinion was provided to our Board and addresses only, as of the date of the opinion, the fairness from a financial point of view of the $36.00 per share cash consideration to be received by the holders of Callidus common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement, and it does not address any other aspect of the merger. It does not constitute a recommendation as to how any stockholder should vote with respect to the merger or any other matter and does not in any manner address the price at which our common stock will trade at any time. For a further discussion of Qatalyst Partners' opinion, see "The Merger — Opinion of Callidus's Financial Advisor" beginning on page 39 of this proxy statement.

Interests of Callidus Directors and Executive Officers in the Merger (page 47)

       When considering the recommendation of our Board, you should be aware that members of our Board and our executive officers have interests in the merger in addition to their interests as Callidus stockholders generally, as described below. These interests may be different from, or in conflict with, your interests as a Callidus stockholder, including interests arising from the following:

    •
    the Merger Agreement provides for cash merger consideration with respect to all stock options;

    •
    each of our non-employee directors is entitled to full acceleration of any unvested restricted stock units pursuant to the terms of his or her respective change of control agreement;

    •
    letter agreements between Callidus and certain of our executive officers executed in connection with the Merger Agreement clarify how performance goals will be measured at the effective time of the merger for purposes of determining pay-out levels;

    •
    certain of our executive officers are party to agreements with us that provide for cash severance and other benefits in the event of certain qualifying terminations of employment, including the acceleration of all unvested equity awards, in connection with a qualifying termination within 18 months of the merger; and

    •
    our directors and officers are entitled to continued indemnification and liability insurance following completion of the merger.

       The members of our Board were aware of the material facts as to these additional interests, and considered them, among other things, when they approved the Merger Agreement. For a discussion of the interests of Callidus directors and executive officers in the merger, see "The Merger — Interests of Callidus Directors and Executive Officers in the Merger" beginning on page 47 of this proxy statement.

Conditions to the Closing of the Merger (page 83)

       As more fully described in this proxy statement and in the Merger Agreement, the completion of the merger depends on a number of conditions being satisfied or waived (where legally possible). Our, SAP's and Merger Sub's obligations to effect the merger are subject to the satisfaction or waiver at or prior to the effective time of the merger of each of the following conditions (among others):

    •
    the adoption of the Merger Agreement by an affirmative vote of the holders of a majority of the outstanding shares of our common stock;

    •
    the expiration or earlier termination of the waiting period under the HSR Act;

    •
    the receipt of approval under certain other antitrust laws or the expiration of any mandatory waiting period related thereto; and

    •
    the absence of any order (whether temporary, preliminary or permanent) of a court of competent jurisdiction or any other governmental entity of competent jurisdiction restraining, enjoining or prohibiting the merger and the absence of any law that prevents the consummation of the merger.

       SAP's and Merger Sub's obligations to effect the merger are further subject to the satisfaction or waiver by SAP or Merger Sub at or prior to the effective time of the merger of the following conditions (among others):

    •
    the continued accuracy (subject to an enumerated dollar threshold) of certain of our representations and warranties related to our capitalization;

    •
    the continued accuracy in all material respects of certain "fundamental representations";

    •
    the continued accuracy of our representations and warranties other than those certain above-referenced representations and warranties, except as would not have a material adverse effect on us;

    •
    our performance in all material respects of all obligations and agreements contained in the Merger Agreement to be performed or complied with by us prior to or on the closing date; and

    •
    that a material adverse effect has not occurred and is not continuing.

       Our obligations to effect the merger are further subject to the satisfaction or waiver by us at or prior to the effective time of the merger of the following conditions:

    •
    the continued accuracy of the representations and warranties of SAP and Merger Sub, except for such failures as would not prevent the closing of the merger; and

    •
    SAP's and Merger Sub's performance in all material respects of all obligations and agreements contained in the Merger Agreement to be performed or complied with by them prior to or on the closing date.

No Solicitation of Acquisition Proposals (page 76)

       The Merger Agreement restricts our ability to initiate, solicit, knowingly encourage or induce an acquisition proposal with respect to Callidus, or engage in discussions or negotiations with a third party regarding specified transactions involving Callidus. Notwithstanding these restrictions, prior to the time that our stockholders adopt the Merger Agreement, our Board may respond to a bona fide written acquisition proposal that our Board determines in good faith (after consultation with its outside legal counsel and financial advisor of nationally recognized reputation) is, or could reasonably be expected to result in, an acquisition proposal superior to the merger with SAP (as described under "The Merger Agreement — Covenants — No Solicitation of Acquisition Proposals" beginning on page 76) and with respect to which our Board determines in good faith (after consultation with its outside legal counsel and financial advisor of nationally recognized reputation) that failure to take action would be inconsistent with the Board's fiduciary duties, by furnishing information with respect to Callidus and by entering into discussions with the party or parties making the acquisition proposal, so long as we comply with the terms of the Merger Agreement.

       In addition, prior to the time our stockholders adopt the Merger Agreement, our Board may withdraw its recommendation of the Merger Agreement in connection with a superior proposal if it concludes in good faith (after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation) that in light of such superior proposal, the failure to change its recommendation would be inconsistent with its fiduciary duties to our stockholders, so long as we comply with the terms of the Merger Agreement. Our Board may also withdraw its recommendation of the Merger Agreement prior to the time our stockholders adopt the Merger Agreement in certain circumstances unrelated to an acquisition proposal if it concludes in good faith (after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation) that in light of an intervening event, the failure to do so would be inconsistent with its fiduciary duties to our stockholders, so long as we comply with the terms of the Merger Agreement.

Termination of the Merger Agreement (page 85)

       The Merger Agreement may be terminated under certain circumstances by both SAP and Callidus jointly and under other circumstances by either SAP or Callidus alone. The Merger Agreement may be terminated prior to the effective time under the following circumstances:

       by mutual written consent of Callidus and SAP;

       by either SAP or Callidus if:

    •
    the effective time of the merger has not occurred on or before the "Outside Date," which means July 30, 2018, except that the date may be extended for up to three months if all conditions to the consummation of the merger have been satisfied or waived, other than (i) the termination or expiration of any waiting period under the HSR Act, (ii) receipt of other antitrust or competition law approvals required under the Merger Agreement, (iii) existence of an order under any antitrust law prohibiting the closing of the merger, or (iv) existence of a pending action by a governmental entity that asserts, or the enactment or enforcement of a law that would result in, the illegality of, or placement of certain prohibitions or limitations on, the consummation of the merger or the ownership of Callidus by SAP;

    •
    a court or governmental entity has issued a final order or taken a final action to permanently prohibit the merger; or

    •
    we fail to obtain stockholder approval of the merger;

       by Callidus if:

    •
    at any time prior to the adoption of the Merger Agreement by our stockholders, our Board determines to accept a superior proposal, and we are permitted to accept such superior proposal pursuant to the terms of the Merger Agreement, provided that we concurrently pay the termination fee to SAP as described below under the heading "— Termination Fee and Expenses;" or

    •
    an SAP representation or warranty is breached or SAP fails to perform a covenant contained in the Merger Agreement that would prevent closing of the merger and such breach or failure has not been or cannot be remedied within the specified cure period in the Merger Agreement;

       by SAP if:

    •
    our Board changes its recommendation with respect to adoption of the Merger Agreement or approves or recommends any acquisition proposal;

    •
    we fail to issue a press release that expressly reaffirms our Board recommendation within five business days after our receipt of a written request by SAP to provide such reaffirmation following a third party's acquisition proposal or declaration of its intent to issue an acquisition proposal, provided that SAP will be permitted only one such reaffirmation request per acquisition proposal;

    •
    a tender offer or exchange offer that constitutes an acquisition proposal is commenced, and our Board does not recommend that our stockholders reject the tender offer or exchange offer within a specified timeframe;

    •
    we breach the non-solicitation provisions of the Merger Agreement in any material respect;

    •
    we fail to include in this proxy statement our Board's recommendation for our stockholders to adopt the Merger Agreement;

    •
    we or our Board (or any committee thereof) resolves, authorizes or publicly proposes to do any of the actions specified above;

    •
    a Callidus representation or warranty is breached or Callidus fails to perform a covenant contained in the Merger Agreement so that the related closing conditions would not be satisfied and such breach or failure has not been or cannot be remedied within the specified cure period in the Merger Agreement; or

    •
    we experience a material adverse effect that cannot be remedied, or at least 20 business days have elapsed since the material adverse effect occurred.

Termination Fee and Expenses (page 87)

       We will be required to pay a termination fee of $75 million to SAP if at any time prior to the adoption of the Merger Agreement by our stockholders, our Board determines to terminate the Merger Agreement to accept a superior proposal pursuant to the terms of the Merger Agreement; provided, however, that such termination will not be effective unless we, concurrently with such termination, enter into the alternative acquisition agreement and pay the required termination fee. See "The Merger Agreement — Termination Fee and Expenses" beginning on page 87 of this proxy statement.

       We will be required to pay a termination fee of $75 million to SAP if the Merger Agreement is terminated by SAP for any of the reasons set forth in the first six bullets under the header above captioned "— Termination of the Merger Agreement — by SAP if."

       We will also be required to pay a termination fee of $75 million to SAP if:

    •
    the Merger Agreement is terminated by either SAP or us for any of the following reasons:

    o
    the Outside Date is reached, and (1) our stockholders have not adopted the Merger Agreement at the special meeting of stockholders or (2) SAP would then be entitled to terminate the Merger Agreement as a result of our willful breach of the Merger Agreement;

    o
    our stockholders do not adopt the Merger Agreement at the special meeting of stockholders; or

    o
    a willful breach of the Merger Agreement by us; and

    •
    prior to the date of such termination of the Merger Agreement, an acquisition proposal has been made known to us or publicly disclosed (and not publicly withdrawn prior to such termination) and concurrently with, or within 12 months after, such termination, we either (i) consummate a transaction that constitutes an acquisition proposal, or (ii) enter into a definitive agreement to engage in a transaction or a tender offer is commenced that, in either case, constitutes an acquisition proposal, and such transaction or tender offer is subsequently consummated or completed (whether or not such consummation or completion occurs before or after the 12-month period following such termination). However, if the party with which a transaction or tender offer is ultimately consummated is the same party that made an acquisition proposal prior to the termination of the Merger Agreement, the requirement that a breach by us be "willful," in the first and third sub-bullets of the preceding bullet will be disregarded for purposes of determining if SAP if entitled to the termination fee.

       Solely for purposes of this paragraph, an acquisition proposal is an offer or proposal concerning, for or relating to (1) the purchase of, or commencement of a tender offer that if consummated would result in the acquisition of, 50% or more of our equity interests of voting securities; (2) the acquisition of 50% or more of any class of equity or other voting security of one or more of our subsidiaries, which subsidiaries individually or in the aggregate generate 50% or more of our consolidated net revenues or net income or constitute more than 50% of our consolidated assets; (3) a merger, consolidation, business combination or another similar transaction, involving us or one or more of our subsidiaries, the businesses of which individually or in the aggregate generate or constitute 50% or more of our consolidated net revenues or net income or assets, where our stockholders or the stockholders of our subsidiaries, as applicable, immediately preceding such transaction would hold less than 50% of the stock or the voting securities in the surviving entity of such transaction; (4) the liquidation, dissolution, recapitalization or reorganization of Callidus or any of our subsidiaries other than a wholly-owned subsidiary; (5) the sale of our or our subsidiaries' assets which assets generate 50% or more of our consolidated net revenues or net income or constitute more than 50% of our consolidated assets; or (6) any combination of the foregoing.

Guaranty

       Pursuant to the terms of the Merger Agreement, SAP SE has absolutely, irrevocably and unconditionally guaranteed the payment and performance of SAP's and Merger Sub's obligations under the Merger Agreement (including liabilities for a breach by SAP or Merger Sub of their obligations).

Regulatory Matters (page 60)

       The HSR Act prohibits us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission and the required waiting period has expired or been terminated. On February 12, 2018, the parties filed their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission. On                    , 2018, the U.S. Department of Justice and the Federal Trade Commission terminated the waiting period under the HSR Act.

       The merger is also subject to review by the governmental authorities of various other jurisdictions under the antitrust or competition laws of those jurisdictions. Affiliates of SAP and Callidus conduct business outside of the United States.

    •
    German Antitrust Law: The Act against Restraints of Competition requires SAP and Callidus to file a notification with the Federal Cartel Office ("FCO") and provides that the merger shall not occur until a one-month waiting period has expired or otherwise been terminated. The parties filed such notification with the FCO in connection with the merger on                    , 2018.

    •
    Austrian Antitrust Law: Under the Austrian Cartel Act, the merger may not be completed until the expiration of a four-week waiting period following the filing of a notification with the Austrian Federal Competition Authority ("FCA"), unless the waiting period is terminated early. The parties filed such notification with the FCA in connection with the merger on                    , 2018.

    •
    Cyprus Antitrust Law: The Control of Concentrations Between Undertakings Law No. 83(I) of 2014 (Concentrations Law) requires SAP and Callidus to file a notification with the Commission of the Protection of Competition ("CPC") and provides that the merger shall not occur until a one-month waiting has expired or otherwise been terminated. The parties filed such notification with the CPC in connection with the merger on                    , 2018.

Based on a review of the information currently available relating to the countries and businesses in which SAP and Callidus are engaged, SAP and Callidus believe that no other mandatory antitrust premerger notification filing is required.

Market Prices and Dividend Data (page 21)

       Our common stock is listed on The Nasdaq Stock Market under the symbol "CALD." On January 29, 2018, the last full trading day before the public announcement of the merger, the closing price for our common stock was $32.70 per share, and on                    , 2018, the latest practicable trading day before the printing of this proxy statement, the closing price for our common stock was $            per share.

       We have never paid cash dividends on our common stock.

Certain U.S. Federal Income Tax Consequences of the Merger (page 57)

       The conversion of shares of our common stock into the right to receive $36.00 per share of cash merger consideration generally will be a taxable transaction to our U.S. stockholders for U.S. federal income tax purposes. See "The Merger — Certain U.S. Federal Income Tax Consequences of the Merger" beginning on page 57 of this proxy statement.

       Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular circumstances. We strongly recommend that you consult your own tax advisor to determine how the merger will affect you.

Appraisal Rights (page 53)

       If the merger is completed, holders of Callidus common stock will be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law ("DGCL"). A holder who is entitled to demand appraisal may elect to pursue his or her appraisal rights to receive the judicially determined fair value of his or her shares, which could be more or less than, or the same as, the per share merger consideration for the common stock, but only if he or she has properly demanded appraisal for such shares in accordance with, and complied in all respects with, Section 262 of the DGCL. For a more detailed discussion of appraisal rights and the requirements for properly demanding such rights, see "The Merger — Appraisal Rights" beginning on page 53 of this proxy statement and Annex C to this proxy statement. An executed proxy that is not marked "AGAINST" or "ABSTAIN" will, unless revoked, be voted "FOR" the adoption of the Merger Agreement and will disqualify the stockholder submitting that proxy from demanding appraisal rights.

       A copy of Section 262 of the DGCL is included as Annex C to this proxy statement.

       ANY CALLIDUS STOCKHOLDER WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE HIS, HER OR ITS RIGHT TO DO SO SHOULD REVIEW ANNEX C CAREFULLY AND IN ITS ENTIRETY AND SHOULD CONSULT HIS, HER OR ITS LEGAL ADVISOR, SINCE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.

Additional Information (page 95)

       You can find more information about Callidus in the periodic reports and other information we file with the SEC. The information is available at the SEC's public reference facilities and at the website maintained by the SEC at www.sec.gov. For a more detailed description of the additional information available, see "Where You Can Find More Information" beginning on page 95 of this proxy statement.

MARKET PRICES AND DIVIDEND DATA

       Our common stock is listed on The Nasdaq Stock Market under the symbol "CALD." This table shows, for the periods indicated, the range of intraday high and low per share sales prices for our common stock as reported on The Nasdaq Stock Market.

Three Months Ended:	High		Low
March 31, 2018 (through February , 2018)	$		$
December 31, 2017		$30.60		$24.70
September 30, 2017		$27.35		$22.15
June 30, 2017		$24.85		$19.26
March 31, 2017		$21.55		$16.10
December 31, 2016		$19.50		$15.15
September 30, 2016		$21.44		$17.25
June 30, 2016		$20.88		$15.52
March 31, 2016		$18.31		$11.48

       The following table sets forth the closing price per share of our common stock, as reported on The Nasdaq Stock Market on January 29, 2018, the last full trading day before the public announcement of the merger, and on                        , 2018, the latest practicable trading day before the printing of this proxy statement:

	Common Stock Closing Price
January 29, 2018		$32.70
, 2018	$

       You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. If the merger is consummated, there will be no further market for our common stock and our common stock will be delisted from The Nasdaq Stock Market and deregistered under the Exchange Act.

Dividends

       We have never paid cash dividends on our common stock. In the event that the merger is not consummated, we would expect to retain earnings, if any, to fund the development and growth of our business and would not anticipate paying cash dividends on our common stock in the foreseeable future. In the event that the merger is not consummated, our payment of any future dividends would be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, cash needs and growth plans.

THE SPECIAL MEETING

       The enclosed proxy is solicited on behalf of our Board for use at the special meeting of stockholders or at any adjournment or postponement thereof.

Date, Time and Place

       We will hold the special meeting at our headquarters located at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, at 10:00 a.m., Pacific Time, on                        , 2018.

Purpose of the Special Meeting

       At the special meeting, we will ask the holders of our common stock to (i) adopt the Agreement and Plan of Merger, dated as of January 29, 2018, by and among SAP America, Inc., a Delaware corporation ("SAP"), Emerson One Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SAP ("Merger Sub"), and Callidus, as such agreement may be amended from time to time ("Merger Agreement"); (ii) approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Callidus's named executive officers based on or otherwise relating to the merger ("compensation proposal"); and (iii) approve the adjournment of the special meeting to a later date, if our Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the special meeting ("adjournment proposal").

Record Date; Shares Entitled to Vote; Quorum

       Only holders of record of our common stock at the close of business on                        , 2018, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, shares of our common stock were issued and outstanding and held by approximately            holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting on each of the proposals.

       A majority of the outstanding shares of common stock must be present or represented at the special meeting in order to have a quorum for the conduct of business. Votes cast at the special meeting, by proxy or in person, will be tabulated by the inspector of elections appointed for the special meeting. If shares are present at the special meeting in person or by proxy, but are not voted, those shares will count toward determining whether or not a quorum is present for the conduct of business at the Meeting, as will all shares voted "for", "against" or "abstain" on a proposal.

       In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. If there is not a quorum of stockholders at the special meeting and the vote with respect to the adjournment proposal fails, our Board, if permitted by the Merger Agreement, may set a new record date and meeting date for a special meeting to consider the Merger Agreement, compensation proposal and adjournment proposal.

Vote Required

       The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Merger Agreement at the close of business on the record date. Adoption of the Merger Agreement is a condition to the closing of the merger.

       The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the compensation proposal at the special meeting will constitute approval of the compensation proposal on an advisory basis. Our Board will consider the result of this vote, but because the proposal is advisory only it will not be binding on either Callidus or SAP.

       Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the adjournment proposal at the special meeting (even if less than a quorum).

Voting by Callidus Directors and Executive Officers

       At the close of business on the record date, our directors and executive officers and their affiliates owned and were entitled to vote             shares of our common stock, which represented approximately        % of the shares of our outstanding common stock on that date. We expect that these directors and executive officers will vote all of their shares of our common stock "FOR" adoption of the Merger Agreement, "FOR" the advisory compensation proposal and "FOR" the adjournment proposal.

       Certain members of our management and our Board have interests in the merger that are in addition to those of stockholders generally and may be different from, or in conflict with, your interests as a Callidus stockholder. See the section entitled "The Merger — Interests of Callidus Directors and Executive Officers in the Merger" beginning on page 47 of this proxy statement.

Voting of Proxies

       If your shares are registered in your name, you may cause your shares to be voted at the special meeting by returning a signed proxy card or voting in person at the meeting. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet at www.proxyvote.com or by telephone by calling (800) 690-6903. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or by telephone.

       If your shares are registered in your name and you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to submit a proxy card even if you plan to attend the special meeting in person.

       Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted "FOR" the adoption of the Merger Agreement, "FOR" the compensation proposal and "FOR" the adjournment proposal; provided, however, that no proxy that is specifically marked "AGAINST" the proposal to adopt the Merger Agreement will be voted "FOR" the compensation proposal or "FOR" the adjournment proposal unless it is specifically marked "FOR" the compensation proposal or "FOR" the adjournment proposal, respectively.

       If your shares are held in "street name" through a brokerage firm, bank, trust or other nominee, you may provide voting instructions by completing and returning the voting form provided by your nominee or via the Internet or by telephone through your nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your nominee. If you plan to attend the special meeting, you will need a proxy from your nominee in order to be given a ballot to vote the shares. If you do not return your nominee's voting form, provide voting instructions via the Internet or by telephone through your nominee or attend the special meeting and vote in person with a proxy from your nominee, it will have the same effect as if you voted

"AGAINST" the adoption of the Merger Agreement, and will have no effect on the compensation proposal or the adjournment proposal.

Revocability of Proxies

       Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:

       If you have sent a proxy directly to Callidus, you may revoke it by:

    •
    delivering a written revocation of the proxy or a later dated, signed proxy card, to our General Counsel at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, on or before the business day prior to the special meeting;

    •
    delivering a new, later dated proxy via the Internet or by telephone until the date set forth in the instructions for voting via the Internet or by telephone;

    •
    delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

    •
    attending the special meeting and voting in person.

       If you have instructed a broker or nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.

       Your attendance at the special meeting does not alone automatically revoke your proxy. If you have instructed your brokerage firm, bank, trust or other nominee how to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your brokerage firm, bank, trust or other nominee to change your vote.

Board's Recommendations

       Our Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the merger are advisable, fair to and in the best interests of Callidus and its stockholders. Our Board unanimously recommends that Callidus stockholders (i) vote "FOR" the proposal to adopt the Merger Agreement, (ii) vote "FOR" the advisory compensation proposal and (iii) vote "FOR" the adjournment proposal. See "The Merger — Recommendation of Callidus's Board and Reasons for the Merger" beginning on page 34 of this proxy statement. Callidus stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger. In addition, Callidus stockholders are directed to the Merger Agreement, which is attached as Annex A to this proxy statement.

Effect of Abstentions and Broker Non-Votes

       Abstentions and shares not in attendance at the special meeting and not voted by proxy will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. Abstentions will have the same effect as a vote "AGAINST" the advisory compensation proposal and the adjournment proposal. Shares not in attendance at the special meeting and not voted by proxy will have no effect on the advisory compensation proposal or the adjournment proposal. Because brokerage firms, banks, trusts or other nominees holding shares of Callidus common stock in "street name" may not vote your shares of Callidus common stock on the adoption of the Merger Agreement, the compensation proposal or the adjournment proposal unless you provide instructions on how to vote, your failure to provide instructions will result in your shares not being present at the meeting and not being voted on those proposals. It is very important that all of our stockholders vote their shares, so please promptly complete and return the enclosed proxy card.

Solicitation of Proxies

       This proxy solicitation is being made by Callidus on behalf of the Board and will be paid for by Callidus. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We have also retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $12,500 plus the reimbursement of out-of-pocket expenses incurred on behalf of Callidus. You should not send your stock certificates with your proxy card. A letter of transmittal with instructions for the surrender of your stock certificates, if any, will be mailed to our stockholders as soon as practicable after completion of the merger.

Stockholder List

       A list of our stockholders entitled to vote at the special meeting will be available for examination by any Callidus stockholder at the special meeting. For 10 days prior to the special meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the special meeting during ordinary business hours at our corporate offices located at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568.

THE COMPANIES

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Telephone: (925) 251-2200

       Callidus was incorporated in 1996 in Delaware. Callidus, doing business as CallidusCloud®, is the global leader in cloud-based sales, marketing, learning, and customer experience solutions. Callidus enables organizations to accelerate and maximize their multi-product strategy with a complete suite of solutions that identify the right leads, ensure proper territory and quota distribution, enable sales forces, automate configure price quote, speed up contract negotiations, properly recognize revenue under ASC 606, and streamline sales compensation — driving bigger deals, faster. Over 6,400 leading organizations, across all industries, rely on Callidus to optimize their multi-product strategy to close more deals for more money in record time.

SAP America, Inc.
3999 West Chester Pike
Newtown Square, Pennsylvania 19073
Telephone: (610) 661-1000

       SAP is a Delaware corporation, an indirectly wholly-owned subsidiary of SAP SE and the principal U.S. operating subsidiary of SAP SE.

       SAP SE
Dietmar-Hopp-Allee 16
69190 Walldorf
Germany
Telephone: +49-6227-7-47474

       SAP SE is a European Company (Societas Europaea or SE) established under the laws of the Federal Republic of Germany and the European Union. As the market leader in enterprise application software, SAP SE helps companies of all sizes and industries run better. From back office to boardroom, warehouse to storefront, desktop to mobile device — SAP SE empowers people and organizations to work together more efficiently and use business insight more effectively to stay ahead of the competition. SAP SE applications and services enable more than 378,000 business and public sector customers to operate profitably, adapt continuously, and grow sustainably.

       Emerson One Acquisition Corp.
3999 West Chester Pike
Newtown Square, Pennsylvania 19073
Telephone: (610) 661-1000

       Merger Sub is a Delaware corporation and wholly-owned subsidiary of SAP that was organized solely for the purpose of entering into the Merger Agreement and completing the merger and the other transactions contemplated by the Merger Agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement. Upon consummation of the merger, Merger Sub will cease to exist as a separate corporation and Callidus will continue as the surviving corporation.

THE MERGER

       The following discussion describes material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that may be important to you. The discussion of the merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the Merger Agreement, for a more complete understanding of the merger.

Background to the Merger

       Our Board, together with our management and with the assistance of our advisors, has from time to time reviewed and considered various strategic and other opportunities available to Callidus to enhance stockholder value. These reviews included discussions as to whether the continued execution of our strategy as a standalone company or the possible sale of Callidus to a third party offered the best avenue to maximize stockholder value, and the potential benefits and risks of any such course of action.

       At the end of the second quarter of 2016, SAP became a customer of Callidus pursuant to a services subscription agreement, and in the second half of 2016, we entered into a strategic OEM agreement with SAP to integrate certain Callidus solutions with SAP solutions to drive sales performance. As part of these commercial relationships, our management team regularly communicated and met with SAP.

       On July 20, 2017, in Walldorf, Germany, Christian Klein, executive vice president and chief operating officer at SAP, met with Leslie Stretch, our president and chief executive officer, and Martin Schleipfer, our senior account executive. At the meeting, Mr. Klein discussed the success of the SAP-Callidus commercial partnership and his belief that SAP and Callidus share common cultural values. Mr. Klein did not make any specific proposal regarding a potential transaction at that time.

       On July 27, 2017, our Board held a regularly scheduled board meeting, with participation from representatives of Qatalyst Partners and Fenwick & West. Qatalyst Partners had been invited to the meeting in order to deliver a presentation updating our Board on the market environment and providing a perspective on potential strategic combinations within the sector, but had not been formally engaged to represent Callidus in any such transaction at such time. During the meeting, Mr. Stretch discussed his conversations with SAP and updated our Board on our strategic relationship with SAP. Our Board discussed establishing a process, including a subcommittee of our Board, to facilitate any consideration of an offer by SAP, if received. Representatives of Qatalyst Partners delivered their presentation and led a discussion regarding other companies that could have a strategic interest in acquiring Callidus.

       On August 29, 2017, in Danville, California, Arlen Shenkman, SAP's executive vice president, global business development and ecosystems, met with Mr. Stretch. At the meeting, Mr. Shenkman indicated that SAP might be interested in pursuing an acquisition of Callidus. However, Mr. Shenkman did not provide a specific proposal or initiate formal discussions regarding such a transaction.

       On September 19, 2017, in Las Vegas, Nevada, at a business conference hosted by Callidus for its customers, executives from SAP and Callidus met to discuss the existing commercial partnership between the two companies and also publicly announced the launch of an integrated solution combining the CallidusCloud Configure Price Quote and the SAP Hybris Cloud for Customer solutions. On the same date, Mr. Stretch met with Mr. Shenkman and Rob Enslin, SAP executive board member and president, business cloud group. Mr. Shenkman and Mr. Enslin indicated that SAP was considering making a proposal to acquire Callidus. Mr. Stretch stated that he would discuss any such offers with our Board. Mr. Shenkman asked Mr. Stretch for a meeting with our executive team, including Mr. Stretch, Roxanne Oulman, our chief financial officer and Giles House, our chief product officer, to review our business in more detail and confirm their view of our business. The next day, Mr. Shenkman sent Mr. Stretch a draft agenda for the meeting and, noting that they would like to discuss non-public information, a draft mutual non-disclosure agreement. On September 21, 2017, SAP and Callidus negotiated and entered into a mutual non-disclosure agreement, which included a 12-month standstill. The standstill provision did not restrict SAP from making confidential proposals to, or from requesting a waiver of the standstill from, our Board.

       On September 22, 2017, Mr. Stretch and Ms. Oulman spoke with representatives of Qatalyst Partners about the discussions with SAP. Also on September 22, 2017, our Board held a special meeting, together with representatives of Qatalyst Partners. At the meeting, Mr. Stretch updated our Board on discussions with SAP. Additionally, representatives of Qatalyst Partners provided our Board with an overview of the market landscape, including recent trends and market outlook as well as the mergers and acquisitions environment for technology companies, particularly SaaS companies. Our Board further discussed SAP's interest in Callidus and the possibility that it would make a formal proposal. At the meeting, our Board established a Strategic Advisory Committee of the Board, consisting of Chuck Boesenberg, Kevin Klausmeyer and Mr. Stretch, to work with our management and our outside advisors, and to facilitate our Board's consideration and review of strategic options for Callidus.

       On September 25, 2017, Mr. Stretch, Ms. Oulman and Mr. House met with representatives of SAP to provide a confidential overview of our operations, customers and financial performance.

       On September 26, 2017, the Strategic Advisory Committee held a meeting, together with representatives of Qatalyst Partners and members of our management. At the meeting, Mr. Stretch updated the Strategic Advisory Committee on the management meeting with SAP on September 25. Additionally, representatives of Qatalyst Partners discussed customary process steps in a potential strategic combination, including outreach to potentially interested parties, due diligence and negotiation of a definitive agreement.

       On September 27, 2017, our Board held a special meeting, during which Mr. Stretch updated our Board on the September 25 meeting with SAP. Our Board further discussed retaining a financial advisor to represent Callidus in our negotiations with SAP and our investigation of potential alternative strategic transactions. Our Board considered Qatalyst Partners' qualifications, expertise and reputation, its knowledge of our industry and its close familiarity with the Board, our business and management team, as well as Qatalyst Partners' prior experience representing other companies in transactions with SAP. Following such consideration, our Board determined to engage Qatalyst Partners as its financial advisor with respect to any sale, transfer or other disposition of majority ownership of the capital stock of Callidus or a majority of the assets of Callidus.

       On October 11, 2017, we entered into an agreement to formally engage Qatalyst Partners as our exclusive financial advisor with respect to a potential change of control transaction.

       On October 23, 2017, at its regularly scheduled board meeting, our Board discussed, among other things, the prospects for a potential sale transaction. Representatives of Fenwick & West attended the meeting and reviewed with our Board its fiduciary duties in considering a potential change of control transaction.

       The board meeting continued on October 24, 2017, with participation from representatives of Qatalyst Partners and Fenwick & West. At the meeting, our management and the Board discussed our financial plan for fiscal years 2017 through 2020. In addition, representatives of Qatalyst Partners made a presentation regarding a preliminary valuation of Callidus. Our Board, with input from representatives of Qatalyst Partners, discussed our business prospects on a stand-alone basis. Our Board also discussed raising additional capital as a means of expanding our operations.

       On October 26, 2017, Mr. Stretch spoke with Mr. Enslin, and Mr. Enslin reiterated SAP's interest in a strategic transaction with Callidus. However, Mr. Enslin did not provide a specific proposal at this time.

       On November 6, 2017, Mr. Stretch contacted Mr. Shenkman to follow up on the management meeting of September 25, 2017. Mr. Shenkman indicated that SAP was still evaluating the opportunity and did not have any further update at that time, but indicated that SAP would respond within two weeks.

       On November 24, 2017, Mr. Stretch again followed up with Mr. Shenkman, and Mr. Shenkman indicated that SAP would send a proposal by the end of the following week.

       On November 30, 2017, SAP delivered to us a written non-binding preliminary indication of interest proposing an all-cash acquisition of Callidus at a price of $34.00 per share. The indication of interest noted that this valuation represented a premium of 28% to our 90-day volume-weighted average price and a premium of 13% to our 52-week high price. The indication of interest stated that SAP's proposed transaction would not be subject to any financing contingency. The indication of interest also stated that in order for SAP to proceed with its due diligence of Callidus and negotiation of a potential transaction, SAP would require that we agree to a 30-day exclusivity period. Later that day, our Strategic Advisory Committee held a special meeting, with representatives of Qatalyst Partners and Fenwick & West in attendance, to discuss the indication of interest submitted by SAP, and scheduled a special meeting of our full Board on the following day. On November 30, 2017, the closing price for shares of our common stock was $29.28, and the $34.00 offer price represented a 16% premium to the closing price.

       On December 1, 2017, our Board held a meeting, together with representatives of Qatalyst Partners and Fenwick & West. The representatives of Fenwick & West reviewed with our Board its fiduciary duties in the context of evaluating the SAP proposal. Our Board discussed with our management our business prospects on a stand-alone basis. The representatives of Qatalyst Partners made a presentation regarding a preliminary valuation of Callidus, and the financial aspects of SAP's proposal of $34.00 per share. Following such discussion, our Board determined that SAP's proposal of $34.00 per share represented insufficient value and instructed Mr. Stretch and Qatalyst Partners to negotiate with SAP to seek a higher purchase price, and that a higher price was necessary in order for Callidus to agree to enter into an exclusivity agreement at this time. Our Board also discussed other potential companies that might have the strategic interest and financial resources to acquire Callidus, and determined that only four other parties would likely have sufficient strategic interest and financial resources to consider acquiring Callidus, which we refer to in this proxy statement as Party A, Party B, Party C and Party D. Our Board further concluded that it was not advisable to contact additional parties that would be less likely to have such resources or interest, because such contacts would be unlikely to result in an attractive offer and would increase the risk of a public disclosure regarding our consideration of a potential acquisition transaction, resulting in potentially significant adverse effects on our business. Accordingly, our Board directed representatives of Qatalyst Partners to reach out to each of those companies regarding a potential acquisition transaction. Later that day, representatives of Qatalyst Partners contacted Party A, Party B, Party C and Party D via email. Later that same evening, representatives of Qatalyst Partners spoke to a representative of Party A by phone regarding their interest in a potential acquisition of Callidus.

       On December 2, 2017, representatives of Qatalyst Partners spoke to a representative of Party C by phone regarding their interest in a potential acquisition of Callidus.

       On December 4, 2017, representatives of Qatalyst Partners spoke to a representative of Party B by phone regarding their interest in a potential acquisition of Callidus. Later the same day, representatives of Qatalyst Partners spoke by phone a second time with a representative of Party B and had a separate phone call with a representative of Party A. Representatives of both Party A and Party B informed representatives of Qatalyst Partners that they were not interested in pursuing an acquisition of Callidus.

       On December 5, 2017, Mr. Stretch called Mr. Shenkman and informed him that SAP's offer of $34.00 per share represented insufficient value for our shareholders, and noted that our Board anticipated that it would report strong performance for our fourth fiscal quarter. Mr. Stretch emphasized our Board's belief in our prospects as a standalone company and execution of our strategic vision. Mr. Shenkman reiterated SAP's interest in acquiring Callidus.

       On December 6, 2017, a representative of Qatalyst Partners contacted Mr. Shenkman and reiterated this message. The parties discussed the elements of a proposal that might be acceptable to our Board, including an increased purchase price, expedited deal timing and key protections around the certainty of closing the transaction. Later on the same day, representatives of Qatalyst Partners spoke with a representative of Party D by phone regarding its interest in a potential acquisition of Callidus.

       On December 8, 2017, Party C informed representatives of Qatalyst Partners that it was not interested in pursuing an acquisition of Callidus.

       On December 8, 2017, a reporter attempted to contact a representative of Qatalyst Partners to indicate that she had heard rumors about a potential sale transaction and to solicit feedback about such rumors. No representative of Qatalyst Partners responded to this inquiry.

       Also on December 8, 2017, a representative from Party E, a financial sponsor, contacted representatives of Qatalyst Partners and indicated that Party E had heard that Callidus was engaged in discussions with potential acquirors about a potential sale, and that Party E would like to participate in such discussions. A representative of Qatalyst Partners responded that while it regularly advised Callidus on strategic matters, Qatalyst Partners would not comment on whether Callidus was engaged in such discussions, but that our Board would consider a compelling offer from Party E with respect to an acquisition proposal. Later that day, Party E reached out to Mr. Stretch, and he responded similarly that our Board would consider any compelling offer.

       Later on December 8, 2017, the Strategic Advisory Committee held a special meeting, with representatives of Qatalyst Partners and Fenwick & West. The committee discussed Party E's communications with Mr. Stretch and representatives of Qatalyst Partners, and the Strategic Advisory Committee instructed Qatalyst Partners to engage with Party E to determine their interest in an acquisition of Callidus.

       On December 9, 2017, at the direction of the Strategic Advisory Committee, a representative from Qatalyst Partners discussed a potential acquisition of Callidus with Party E.

       On December 11, 2017, our Board held a meeting, with representatives of Qatalyst Partners and Fenwick & West. Mr. Stretch reported to the Board on his discussions with Mr. Shenkman on December 5, 2017 and reviewed the events of December 8, 2017. Representatives of Qatalyst Partners also provided an update on the outreach to parties potentially interested in a potential acquisition of Callidus. Our Board also discussed the recent communications with the other parties contacted regarding a potential acquisition of Callidus, and the fact that each of the parties (other than Party D, who had not responded to our inquiries) had stated that they were not interested in pursuing an acquisition of Callidus.

       On December 12, 2017, Party E informed a representative of Qatalyst Partners that Party E did not intend to pursue an acquisition of Callidus.

       On December 13, 2017, representatives of Qatalyst Partners contacted Mr. Shenkman to ask for a revised indication of interest. On December 15, 2017, Mr. Shenkman responded that SAP would have a meeting of its Executive Board, and that Callidus should expect a response from SAP on December 18, 2017.

       On December 18, 2017, SAP delivered to us a revised written non-binding preliminary indication of interest proposing an all-cash acquisition of Callidus at a price of $35.00 per share. In its revised indication of interest, SAP stated that it would not proceed with the negotiation of a transaction at the increased price of $35.00 per share or start their due diligence exercise unless Callidus agreed to a 30-day exclusivity period, and attached a proposed exclusivity agreement.

       Later that day, our Board held a meeting, together with representatives of Qatalyst Partners and Fenwick & West. Representatives of Qatalyst Partners discussed with our Board the financial aspects of SAP's proposal of $35.00 per share. Our Board discussed with our management our business prospects on a stand-alone basis. Our Board determined that SAP's proposal of $35.00 per share represented insufficient value, and instructed representatives of Qatalyst Partners to submit a counteroffer to SAP at $37.50 per share.

       On December 19, 2017, representatives of Qatalyst Partners delivered a counteroffer to SAP at $37.50 per share.

       On December 21, 2017, Mr. Shenkman contacted Mr. Stretch and representatives of Qatalyst Partners and informed them that SAP would submit a best and final offer of $36.00 per share. A representative of Qatalyst Partners reached out to Mr. Shenkman later in the day and encouraged Mr. Shenkman to consider a higher offer, and indicated that the Board may find an offer of $36.00 per share to represent insufficient value for our stockholders. Mr. Shenkman reiterated that the $36.00 per share was SAP's best and final offer. Subsequently, SAP delivered to us a final written non-binding preliminary indication of interest proposing an all-cash acquisition of Callidus at a price of $36.00 per share. The final indication of interest again insisted that Callidus agree to a 30-day exclusivity period, and said that SAP would not proceed with the negotiation of a transaction at the increased price of $36.00 unless we entered into an exclusivity agreement with SAP.

       Later that day, our Board held a meeting, with representatives of Qatalyst Partners and Fenwick & West participating. The representatives of Qatalyst Partners discussed with our Board the financial aspects of SAP's revised proposal of $36.00 per share. Our Board and Qatalyst Partners discussed whether there were any other potential acquirers for Callidus that would be in a position to consummate a transaction on better terms than those offered by SAP and, following such discussion, our Board determined that the parties already contacted by Callidus and Qatalyst Partners were the most likely candidates for any such transaction with Callidus. Our Board discussed the merits and risks of contacting other parties, including the risk of SAP withdrawing its indication of interest and the likelihood of being able to find a potential buyer that would make a higher offer at this time, as well as the risk of a public disclosure that could harm our business. Our Board also discussed SAP's requirement that Callidus agree to a 30-day exclusivity arrangement in order for SAP to proceed. Our Board and representatives of Fenwick & West discussed the circumstances under which Callidus would be entitled to negotiate with third parties making an acquisition proposal after an agreement with SAP was signed, and the circumstances under which our Board could exercise its fiduciary duties to terminate an executed merger agreement with SAP and accept a competing proposal. After further discussion, and taking into consideration its discussions with our management and representatives of Qatalyst Partners and Fenwick & West, and the increase in price offered by SAP, our Board determined that it would be in the best interests of Callidus's stockholders to proceed with negotiations with SAP based on its indication of interest on an exclusive basis. Our Board approved the indication of interest containing the price per share of $36.00, including the obligation to negotiate exclusively with SAP for 30 days, and authorized our management team to negotiate and enter into an exclusivity agreement with SAP. Late on December 21, 2017, Mr. Stretch informed Mr. Shenkman of our Board's decision.

       On December 22, 2017, representatives of Callidus and Fenwick & West discussed the exclusivity agreement with a representative of Jones Day, outside counsel to SAP, and in the course of that discussion, the representative of Jones Day indicated that SAP would not be able to proceed to due diligence and negotiation of a merger agreement if we did not enter into the exclusivity agreement. During such discussions, SAP requested that the terms of the exclusivity agreement provide that we would negotiate the terms of a potential acquisition exclusively with SAP until 11:59 pm on January 30, 2018. We agreed to that request and executed the exclusivity agreement on December 23, 2017, and SAP executed it on December 26, 2017. On December 26, 2017, SAP delivered to Callidus a due diligence request list requesting documents and information relating to our business, products and technology, finance, accounting and tax, legal matters, procurement, employee benefits and other matters.

       On December 29, 2017, representatives and advisors for SAP were granted access to an online data room for purposes of SAP's due diligence review of Callidus. During the period from December 29, 2017 to January 28, 2018 representatives of SAP and its legal and financial advisors engaged in extensive due diligence activities with Callidus and our legal and financial advisors.

       On January 3, 2018, our Board held a meeting, with representatives of Qatalyst Partners and Fenwick & West participating, to discuss the due diligence process with SAP.

       On January 4 and January 5, 2018, representatives of Callidus and SAP, together with their outside legal advisors, held a series of due diligence meetings at the offices of Jones Day, outside counsel to SAP, in Palo Alto regarding our business, products and technology, finance, accounting and tax, legal matters, procurement, employee benefits and other topics. At these meetings, our management provided SAP with a subset of the financial projections prepared by our management and summarized below under "— Financial Projections". These projections were based on the financial plan previously discussed with our Board, updated for the impact of the acquisition of Learning Seat on December 4, 2017 (as well as certain other minor updates as a result of our recently completed budget review) and included prospective financial information about the fourth quarter of our 2017 fiscal year, our 2018 fiscal year and our 2019 fiscal year. Following these meetings, Callidus and its representatives continued to respond to additional diligence requests and hold numerous follow-up calls and meetings to discuss further questions raised and requests made by SAP and its representatives.

       On January 8, 2018, representatives of Allen & Overy LLP ("Allen & Overy") and Jones Day, outside co-counsel to SAP, delivered a draft of the Merger Agreement to Fenwick & West, reflecting proposed definitive terms of the transaction, including a proposed termination fee of 4.5% of the equity value of the transaction. The draft included customary restrictions on soliciting other proposals that allowed us to negotiate with respect to unsolicited alternative proposals, and to terminate the Merger Agreement to enter into an agreement with respect to a superior proposal.

       On January 9, 2018, our Board held a meeting, with representatives of Qatalyst Partners and Fenwick & West participating. Representatives of Fenwick & West discussed the terms of the draft Merger Agreement, including, among other things, the size and terms of the proposed termination fee, our Board's ability to consider unsolicited alternative proposals, and conditions to closing.

       On January 11, 2018, our Board held a meeting, with representatives of Qatalyst Partners and Fenwick & West participating. Representatives of Fenwick & West discussed the terms of the draft Merger Agreement with our Board in further detail, advised our Board of their fiduciary duties in considering the Merger Agreement and led a discussion with our Board regarding our negotiations with SAP. Our Board provided guidance on the terms of the draft Merger Agreement, and instructed management to negotiate a termination fee closer to 3% of the equity value of the transaction.

       On January 14, 2018, Fenwick & West provided to Jones Day and Allen & Overy proposed revisions to the draft Merger Agreement, including among other terms, a proposed termination fee equal to 2.5% of the equity value of the transaction.

       On January 15, 2018, the Strategic Advisory Committee met, together with representatives of Fenwick & West. The Strategic Advisory Committee discussed the terms of the proposed Merger Agreement, including the outside date for consummating the merger, the treatment of our outstanding equity awards and the regulatory approvals that would be required to consummate the transaction.

       On January 17, 2018, our Board met, with advisors from Fenwick & West participating. Later that day, Allen & Overy provided to Fenwick & West proposed revisions to the draft Merger Agreement, including among other terms, a proposed termination fee equal to 4.5% of the equity value of the transaction.

       On January 18, 2018, the closing price for shares of our common stock increased to $30.40. The same day, our Strategic Advisory Committee met, together with representatives of Qatalyst Partners and Fenwick & West. Our Strategic Advisory Committee discussed the rising stock price of Callidus. Following a discussion, our Strategic Advisory Committee directed representatives of Qatalyst Partners to approach SAP and ask it to increase the purchase price for the proposed transaction.

       On January 19, 2018, representatives of Fenwick & West and Drew Grasham, our general counsel, as well as representatives of SAP, Jones Day and Allen & Overy met at the offices of Jones Day in Palo Alto, California, to discuss the open issues in the draft Merger Agreement, including the termination fee payable by Callidus, the triggers for payment of the termination fee, the regulatory approvals required for closing of the transaction, the representations and warranties to be made by Callidus and the restrictions on Callidus's activities, and other covenants applicable to the parties, between the signing of the Merger Agreement and the earlier of the closing of the transaction and the termination of the Merger Agreement. In addition, representatives of Fenwick & West and Callidus proposed a termination fee of 2.5% of the equity value of the transaction and the representatives of SAP, Allen & Overy and Jones Day expressed a strong desire for the termination fee to be in the region of 4.0%.

       On January 20, 2018, Fenwick & West provided to Jones Day and Allen & Overy proposed revisions to the draft Merger Agreement, including among other terms, a proposed termination fee of 2.5% of the equity value of the transaction. The parties and their legal counsel continued to negotiate the terms of the Merger Agreement through January 29, 2018.

       On January 21, 2018, a representative of Qatalyst Partners spoke with Mr. Shenkman of SAP and indicated that our Board may be unwilling to approve the transaction unless SAP raised its price beyond $36.00 per share, and encouraged SAP to increase the per share offer price.

       On January 22, 2018, Mr. Shenkman contacted a representative of Qatalyst Partners and said that SAP was unwilling to raise its price, and reiterated that SAP's offer to purchase Callidus at a price of $36.00 per share was its best and final offer. Later that day, the Strategic Advisory Committee met, together with representatives of Qatalyst Partners and Fenwick & West. A representative of Qatalyst Partners informed the members of the Strategic Advisory Committee about the communications it had with SAP and SAP's refusal to increase the proposed price for the transaction. The members of the Strategic Advisory Committee directed our management and advisors to continue negotiating the draft Merger Agreement, and also instructed Qatalyst Partners to again approach SAP with a proposal to raise its price.

       On January 23, 2018, Mr. Stretch and Mr. Shenkman discussed the proposed transaction. Mr. Stretch reiterated the request that SAP raise the price beyond $36.00 per share, which Mr. Shenkman rejected. The next day, a representative of Qatalyst Partners contacted Mr. Shenkman and again asked SAP to raise the per share price and also proposed that SAP accept a termination fee of $75 million, which represented approximately 2.96% of the equity value of the transaction. Mr. Shenkman stated that $36.00 was SAP's best and final offer, but agreed to accept a termination fee of $75 million. Mr. Stretch subsequently informed members of our Board of the discussions with Mr. Shenkman.

       On January 28, 2018, our Board met, together with representatives of Qatalyst Partners and Fenwick & West, to discuss the transaction terms. Our Board reviewed the recent discussions between Mr. Shenkman of SAP and Mr. Stretch and a representative of Qatalyst Partners. Representatives of Qatalyst Partners reviewed with our Board their financial analysis of the $36.00 per share cash consideration to be received by holders of shares of Callidus common stock pursuant to the Merger Agreement, and indicated to our Board that Qatalyst Partners was prepared to deliver an opinion to the effect that, as of the date such opinion was delivered and based on and subject to the considerations, limitations, qualifications and other matters set forth in such opinion, the $36.00 per share cash consideration to be received by holders of shares of Callidus common stock (other than SAP or any of its affiliates) pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to such holders. Members of our Board discussed the value of the proposed transaction to Callidus stockholders, including various transaction multiples implied by the purchase price, the premium to Callidus's current and historical stock price and the execution risks of our operating plan as a standalone company and the other factors described under "— Recommendation of Callidus's Board and Reasons for the Merger". Members of our Board also discussed their belief that the negotiated termination fee of $75 million (2.96% of the equity value of the transaction, calculated using the treasury method) would not preclude any offers by interested third parties.

       On January 29, 2018, legal counsel for Callidus and SAP completed their negotiations of the Merger Agreement and related documents. Later that evening, the supervisory board of SAP SE approved the acquisition of Callidus pursuant to the Merger Agreement.

       Later on January 29, 2018, our Board held a meeting, with representatives of Qatalyst Partners and Fenwick & West participating, to consider approval of the potential transaction. Representatives of Qatalyst Partners updated their financial analysis of the $36.00 per share cash consideration to be received by holders of shares of Callidus common stock pursuant to the Merger Agreement that they had provided at the January 28, 2018 Board meeting. The Qatalyst Partners representatives informed our Board that there had been no material change in any of the financial analyses previously provided by Qatalyst Partners at the January 28 Board meeting. The full text of the written opinion of Qatalyst Partners, with respect to the financial fairness of the merger, dated January 29, 2018, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken in connection with, such opinion, is attached as Annex B to this proxy statement. See also "— Opinion of Callidus's Financial Advisor." Following review of the proposed terms of the Merger Agreement and further discussions with management and its legal and financial advisors, our Board unanimously adopted resolutions that determined and declared that the transactions contemplated by the Merger Agreement, including the merger, were advisable, fair to and in the best interests of, Callidus and its stockholders, approved and declared advisable the Merger Agreement, the merger and the other transactions contemplated thereby, authorized Callidus to execute, deliver and perform the Merger Agreement and recommended that our stockholders adopt the Merger Agreement. Our Board also unanimously approved the amendment and restatement of our bylaws to adopt an exclusive Delaware forum selection bylaw, having determined that such amendment and adoption was in the best interests of our stockholders.

       Callidus, SAP and Merger Sub then executed the Merger Agreement and, shortly thereafter, released a joint press release announcing the signing of the Merger Agreement.

Recommendation of Callidus's Board and Reasons for the Merger

       At a meeting of our Board on January 29, 2018, our Board unanimously (1) approved and declared advisable the Merger Agreement, (2) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and (3) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Callidus and our stockholders. Our Board unanimously recommends that you vote (i) "FOR" the adoption of the Merger Agreement, (ii) "FOR" the advisory compensation proposal and (iii) "FOR" the adjournment proposal.

       In evaluating the Merger Agreement and reaching its decision to declare that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Callidus and our stockholders, and to approve the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement, our Board consulted with our management and its financial advisor, Qatalyst Partners. Our Board also consulted with outside legal counsel regarding its fiduciary duties and the terms and conditions of the Merger Agreement and other related matters. The following discussion includes the material reasons and factors that our Board considered in making its recommendation that Callidus stockholders vote in favor of adoption of the Merger Agreement, but is neither exhaustive nor intended to be exhaustive.

       Our Board considered the following factors in favor of the merger (which factors are not necessarily presented in order of relative importance):

       Merger Consideration.    With respect to the merger consideration to be received by our stockholders, our Board considered:

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    that our stockholders will be entitled to receive merger consideration of $36.00 per share in cash upon the closing of the merger, providing liquidity and certainty of value as compared to the uncertain future long-term value that our stockholders might or might not realize if we remained an independent public company, enabling them to realize value that had been created by Callidus, while eliminating the long-term business and execution risk;

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    the fact that the $36.00 per share value of the cash merger consideration represented a multiple of 9.8 times our revenue for the last twelve months ended September 30, 2017, a multiple of 8.3 times our projected revenue for the twelve-month period ended September 30, 2018 (based on consensus analyst estimates as of January 26, 2018) and a multiple of 7.9 times our projected revenue for the calendar year 2018, and the fact that these revenue multiples exceeded the revenue multiples in comparable merger transactions;

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    the fact that the $36.00 per share value of the cash merger consideration is a premium of 10% over the $32.70 closing price of our common stock on The Nasdaq Stock Market on January 29, 2018, which was the 52-week and all-time high closing price of our common stock;

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    the fact that the $36.00 per share value of the cash merger consideration represents a 21% premium over the 30-day volume weighted average closing price of our common stock on The Nasdaq Stock Market as of January 29, 2018 (the last trading day prior to our Board's approval of the Merger Agreement) and a 28% premium over the 90-day volume weighted average closing price;

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    the recent and historical market prices of our common stock, including the market price performance of our common stock relative to that of other industry participants over the last 12 months, and the financial market conditions during that period (See "Market Prices and Dividend Data" beginning on page 21 of this proxy statement for information about our common stock prices over time);

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    its belief, based on the course of negotiations between Callidus and SAP and the input from management and its financial advisor with respect to SAP's statements made and positions taken during repeated negotiations, that $36.00 per share (which SAP increased from an initial offer of $34.00 per share to the final offer of $36.00 per share during the course of negotiations, as more fully described under the section entitled "— Background of the Merger" beginning on page 27 of this proxy statement) was the highest price SAP would be willing to pay for our common stock; and

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    its belief, based on discussions with parties other than SAP and the understanding of our Board of the financial ability and likelihood that another counterparty having a potential strategic interest would emerge, that it was unlikely that any other party would be willing to pay more than $36.00 per share in cash or otherwise engage in a transaction with us that would be more favorable to Callidus and its stockholders than the merger.

       Solicitation of Interest.    Our Board considered the fact that, prior to entering into an exclusivity agreement with SAP SE, our Board, with the assistance of Qatalyst Partners considered other potential acquirers, including an inbound inquiry from a financial sponsor, and actively solicited interest from other parties that our Board determined would likely have the financial ability and strategic interest to be potentially interested in a business combination with us, and that each of the parties declined to pursue an acquisition of Callidus.

       Likelihood of Completion.    Our Board believed the business reputation of and existing relationship with SAP supported the conclusion that a transaction with SAP could be completed relatively quickly and in an orderly manner and posed a relatively low risk of non-completion. Our Board considered the business reputation of SAP, including its history of successful acquisitions, and the substantial financial resources of SAP. It also considered SAP's strong strategic interest in Callidus and its familiarity with Callidus and our products based on the existing commercial partnerships between the companies, and its belief that SAP was highly likely to complete the acquisition.

       Prospects in Remaining Independent.    Our Board considered the possibility of us continuing to operate as an independent public company, including our relative strengths in the SaaS industry and anticipated growth, in light of the risks and uncertainties of achieving elements of our business plan over the foreseeable future, as well as market and general economic risks. In considering this alternative, our Board considered the following factors:

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    the financial projections prepared by our management and summarized below under "— Financial Projections" beginning on page 45 of this proxy statement;

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    the potential for increased competition in the SaaS industry, including from larger competitors that have greater financial resources, larger sales forces, more extensive international presence and the ability to bundle services that compete with ours with their other product and service offerings (and which could potentially include SAP), as well as the importance of scale to compete in the SaaS industry and the trend of consolidation within the industry;

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    our historical revenue and operating results and financial prospects and the risks associated with achieving the Projections, including the difficulty of recruiting and retaining qualified personnel in a highly-competitive staffing market, the risk that we might be unable to continue to increase our sales force to achieve desired productivity levels and the significant investments we would have to make to continue our growth rate, including with respect to our learning and enablement solutions; and

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    the fact that, even if we were to achieve our operating objectives, there would be no assurance that the implied present value of our future stock price would exceed the $36.00 per share cash consideration to be paid in the merger.

       Opinion of Qatalyst Partners.    Our Board received the opinion of Qatalyst Partners that as of January 29, 2018, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners as set forth in its written opinion, the $36.00 per share cash consideration to be received by the holders of shares of our common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to such holders. The full text of the written opinion of Qatalyst Partners, dated as of January 29, 2018, is attached as Annex B and is incorporated by reference in this proxy statement in its entirety. See also "— Opinion of Callidus's Financial Advisor" beginning on page 39 of this proxy statement.

       Timing of the Proposal; No Comparable Offer.    Our Board considered the timing of the merger and the risk that if Callidus did not accept the SAP offer now, it might not have another opportunity to do so or a comparable opportunity might not arise because other potential acquirers may not value the diversity of our product offerings to the same extent as SAP.

       Terms of the Merger Agreement.    Our Board considered the terms and conditions of the Merger Agreement and the course of robust, arms' length negotiations thereof, with the assistance of advisors, including:

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    the structure of the transaction as a merger, requiring approval by our stockholders, which would provide a period of time prior to stockholder approval during which an unsolicited competing proposal could be made;

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    our ability, under certain circumstances, to furnish information to and conduct negotiations with a third party, if our Board determines in good faith that the third party has made an acquisition proposal that is, or could reasonably be expected to result in, a superior proposal (as defined in the Merger Agreement);

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    the ability of our Board, subject to compliance with the terms and conditions of the Merger Agreement, to consider and to accept an unsolicited superior proposal and terminate the Merger Agreement, upon the payment to SAP of a termination fee of $75 million, in order to enter into a definitive agreement providing for a superior proposal, as long as we have complied with the notice and other requirements (including SAP's matching rights) described under "The Merger Agreement — Covenants — No Solicitation of Acquisition Proposals; Change of Board Recommendation or Termination" beginning on page 76 of this proxy statement;

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    the ability of our Board, subject to compliance with the terms and conditions of the Merger Agreement, to withdraw or modify its recommendation that our stockholders vote in favor of adopting the Merger Agreement under certain circumstances in response to its receipt of a superior proposal, as long as we have complied with the notice and other requirements (including SAP's matching rights) described under "The Merger Agreement — Covenants — No Solicitation of Acquisition Proposals; Change of Board Recommendation or Termination" beginning on page 76 of this proxy statement, and SAP's corresponding right to terminate the Merger Agreement and be paid a fee of $75 million by us;

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    the ability of our Board, subject to compliance with the terms and conditions of the Merger Agreement, to change its recommendation in favor of adoption of the Merger Agreement, under certain circumstances, in response to an intervening event (as defined in the Merger Agreement) as long as we have complied with the notice and other requirements (including SAP's matching rights) described under "The Merger Agreement — Covenants — No Solicitation of Acquisition Proposals; Change of Board Recommendation or Termination"

      beginning on page 76 of this proxy statement, and SAP's corresponding right to terminate the Merger Agreement and be paid a fee of $75 million by us;

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    our Board's belief that the termination fee of $75 million would not preclude or substantially impede a possible competing proposal;

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    our ability to specifically enforce SAP's obligations under the Merger Agreement, including SAP's obligations to consummate the merger;

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    our Board's belief that we will retain sufficient operating flexibility to conduct our business in the ordinary course between the execution of the Merger Agreement and consummation of the merger;

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    the conditions to SAP's obligation to complete the merger, including the absence of a financing condition, the absence of a need for a vote of SAP's stockholders and the definition of material adverse effect as described on page 83 of this proxy statement; and

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    that our stockholders will be entitled to appraisal rights under Delaware law.

       In the course of its deliberations, our Board also considered a variety of risks and factors weighing against the merger, including:

       Risks of Announcement; Risks of Closing.    Our Board considered:

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    the risks and contingencies related to the announcement and pendency of the merger, including the potential impact on our employees and our relationships with existing and prospective customers and business partners, as well as other third parties;

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    the conditions of SAP's obligation to complete the merger and the right of SAP to terminate the Merger Agreement under certain specified circumstances;

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    our risks and costs if the merger is not completed, including the diversion of management and employee attention, potential employee attrition, the potential impact on our stock price and the effect on our business relationships, including with SAP;

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    the risks of a delay in receiving, or a failure to receive, the necessary antitrust approvals and clearances to complete the merger in the United States, Germany, Austria and Cyprus, and the extent of SAP's obligations to expend efforts in seeking such approvals and clearances;

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    our obligations not to solicit proposals or offers that constitute, or would reasonably be expected to lead to, acquisition proposals; the limited circumstances in which we may enter into, continue, or otherwise participate in any discussions regarding acquisition proposals, or agree to, accept, or recommend any acquisition proposals other than as described above with respect to superior proposals; the ability of SAP to match a superior proposal; and the requirement that we pay a $75 million termination fee to SAP related to a termination of the Merger Agreement in connection with a superior proposal in the circumstances specified in the Merger Agreement, all of which could dissuade another party from making an acquisition proposal for us.

       Cash Transaction.    Our Board considered that the merger consideration is cash and, as a result, our stockholders will forego any potential future increase in our value that might result from our possible growth, and that gains realized as a result of the merger generally will be taxable to our stockholders.

       Limitations on Our Business.    Our Board considered the potential limitations on our pursuit of business opportunities due to pre-closing covenants in the Merger Agreement whereby we agreed that we will carry on our business in the ordinary course of business consistent with past practice and, subject to specified exceptions, not to take certain actions related to the conduct of our business without the prior written consent of SAP.

       Interests of Directors and Officers.    Our Board was aware of, and considered, the interests that our directors and executive officers may have with respect to the merger in addition to their interests as our stockholders generally, as described in "— Interests of Callidus Directors and Executive Officers in the Merger" beginning on page 47 of this proxy statement.

       Exclusivity.    The fact that we entered into an exclusivity agreement, the execution of which SAP made a condition to its willingness to increase its offer price to $36.00 per share and proceed with its proposal for a possible acquisition of Callidus at such increased price, limited the Board's ability to solicit bids from other potential buyers or to conduct a formal auction process prior to entering into the Merger Agreement. However, in light of SAP's insistence on Callidus agreeing to pre-signing exclusivity obligations in order to proceed with the transaction and the market check process conducted by the Board prior to signing the exclusivity agreement, the Board was of the view, after discussion with Callidus's legal and financial advisors, that the risk of losing SAP's pursuit of a potential acquisition outweighed the possibility of receiving a more favorable proposal from another party.

       The foregoing discussion is not intended to be exhaustive, but we believe it addresses the material information and principal factors considered by our Board in its consideration of the merger.

       In light of the variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination, and individual directors may have given different weight to different factors. In addition, our Board did not reach any specific conclusion with respect to any of the factors or reasons considered. Instead, our Board conducted an overall analysis of the factors and reasons described above and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement and based on the totality of the information presented to it and considered by it, accordingly recommends that our stockholders vote "FOR" the adoption of the Merger Agreement.

Opinion of Callidus's Financial Advisor

       We retained Qatalyst Partners to act as financial advisor to our Board in connection with a potential transaction such as the merger and to evaluate whether the $36.00 per share cash consideration to be received by the holders of our common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to such holders. We selected Qatalyst Partners to act as our financial advisor based on Qatalyst Partners' qualifications, expertise, reputation, its knowledge of the business and affairs of Callidus and the industry in which it operates and its close familiarity with the Board, our business and management team, as well as Qatalyst Partners' prior experience representing other companies in transactions with SAP. Qatalyst Partners has provided its written consent to the reproduction of Qatalyst Partners' opinion in this proxy statement. Qatalyst Partners delivered its written opinion, dated January 29, 2018, that, as of such date and based upon and subject to the considerations, limitations, qualifications, assumptions and other matters set forth therein, the $36.00 per share cash consideration to be received by the holders of our common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement was fair, from a financial point of view, to such holders.

       The full text of Qatalyst Partners' written opinion, dated January 29, 2018, to our Board is attached hereto as Annex B and is incorporated by reference herein. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. You should read the opinion carefully in its entirety. Qatalyst Partners' opinion was provided to our Board and addresses only, as of the date of the opinion, the fairness from a financial point of view of the $36.00 per share cash consideration to be received by the holders of our common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement, and it does not address any other aspect of the merger. It does not constitute a recommendation as to how any stockholder should vote with respect to the merger or any other matter and does not in any manner address the price at which our common stock will trade at any time. The summary of Qatalyst Partners' opinion set forth herein is qualified in its entirety by reference to the full text of the opinion.

       In arriving at its opinion, Qatalyst Partners reviewed the Merger Agreement, certain related documents, and certain publicly available financial statements and other business and financial information of Callidus. Qatalyst Partners also reviewed certain forward-looking information relating to Callidus prepared by our management, including financial projections and operating data prepared by our management ("Company Projections") and which are described below in the section entitled "— Financial Projections." Additionally, Qatalyst Partners discussed our past and current operations and financial condition and prospects with senior executives of Callidus. Qatalyst Partners also reviewed the historical market prices and trading activity for our common stock and compared our financial performance and the prices and trading activity of our common stock with that of certain other selected publicly-traded companies and their securities. In addition, Qatalyst Partners reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as Qatalyst Partners deemed appropriate.

       In arriving at its opinion, Qatalyst Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, Qatalyst Partners by Callidus. With respect to the Company Projections, Qatalyst Partners was advised by our management, and Qatalyst Partners assumed, that the Company Projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of our management of our capitalization and future financial performance and other matters covered thereby. Qatalyst Partners assumed that the merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay. In addition, Qatalyst Partners assumed that in connection with the receipt of all the necessary approvals of the proposed merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on Callidus or Parent or the contemplated benefits expected to be derived in the proposed merger. Qatalyst Partners did not make any independent evaluation or appraisal of our assets or liabilities (contingent or otherwise), nor was Qatalyst Partners furnished with any such evaluation or appraisal. In addition, Qatalyst Partners relied, without independent verification, upon the assessment of our management as to our existing and future technology and products and the risks associated with such technology and products. Qatalyst Partners' opinion has been approved by Qatalyst Partners' opinion committee in accordance with its customary practice.

       Qatalyst Partners' opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Events occurring after the date of the opinion may affect Qatalyst Partners' opinion and the assumptions used in preparing it, and Qatalyst Partners has not assumed any obligation to update, revise or reaffirm its opinion. Qatalyst Partners' opinion does not address the underlying business decision of Callidus to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to Callidus. Qatalyst Partners' opinion is limited to the fairness, from a financial point of view, of the $36.00 per share cash consideration to be received by the holders of our common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement, and Qatalyst Partners expressed no opinion with respect to the fairness of the amount, nature or timing of the compensation to any of our officers, directors or employees, or any class of such persons, relative to the $36.00 per share cash consideration.

       The following is a brief summary of the material analyses performed by Qatalyst Partners in connection with its opinion dated January 29, 2018. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Qatalyst Partners' opinion. For purposes of its analyses, Qatalyst Partners utilized both the consensus of third-party research analysts' projections ("Analyst Projections") and the Company Projections. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Qatalyst Partners, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Qatalyst Partners' financial analyses.

  Discounted Cash Flow Analysis

       Qatalyst Partners performed an illustrative discounted cash flow ("DCF") analysis, which is designed to imply a potential, present value of per share values for our common stock as of December 31, 2017 by:

    •
    adding:

           (a)  the implied net present value of the estimated future unlevered free cash flows of Callidus, based on the Company Projections, for calendar year 2018 through calendar year 2022 (which implied present value was calculated by using a range of discount rates of 9.0% to 15.0%, based on an estimated weighted average cost of capital for Callidus);

           (b)  the implied net present value of a corresponding terminal value of Callidus, calculated by multiplying the estimated unlevered free cash flow in calendar year 2023, based on the Company Projections (assuming an effective tax rate of 17.5%, as provided by Callidus' management, and which tax rate excludes the effect of Callidus' estimated remaining tax attributes for 2023, as such tax attributes were separately valued, as described in item (c) below), by a range of multiples of enterprise value to next-twelve-months estimated unlevered free cash flow of 25.0x to 30.0x selected by Qatalyst based on its professional judgment, and discounted to present value using the same range of discount rates used in item (a) above;

           (c)  the implied net present value of Callidus' forecasted tax attributes outstanding as of December 31, 2022 based on the Company Projections (which implied present value was calculated by using the same range of discount rates used in item (a) above and the statutory tax rate applicable to us, as provided by Callidus' management); and

           (d)  the net cash of Callidus as of December 31, 2017, as estimated by Callidus' management;

    •
    applying a dilution factor of approximately 12%, as projected by Callidus' management, to reflect the dilution to current stockholders over the projected period due to the effect of future equity compensation grants; and

    •
    dividing the resulting amount by the number of fully-diluted shares of our common stock outstanding (calculated utilizing the treasury stock method), adjusted for restricted stock units (including equity awards expected to be granted by Callidus in February 2018), performance stock units, and stock options outstanding as of January 26, 2018, as well as shares of common stock expected to be purchased under the Callidus employee stock purchase plan in February 2018, all of which amounts were provided by Callidus' management (the "Fully Diluted Shares").

Based on the calculations set forth above, this analysis implied a range of per share values of approximately $29.46 to $43.70.

  Selected Companies Analysis

       Qatalyst Partners compared selected financial information and public market multiples for Callidus with publicly available information and public market multiples for selected companies. The companies used in this comparison included those companies listed below, which were selected by Qatalyst Partners in its professional judgment, based on factors including that they are publicly traded companies in similar lines of business to Callidus, having a similar business model, having similar financial performance, or having other relevant or similar characteristics.

Selected Companies	CY18E Revenue Multiples
Box, Inc.	5.5x
Cornerstone OnDemand, Inc.	5.1x
Five9, Inc.	6.9x
HubSpot, Inc.	8.7x
Instructure, Inc.	5.7x
Mindbody, Inc.	6.8x
Paylocity Holding Corporation	6.7x
PROS Holdings, Inc.	6.0x
The Ultimate Software Group, Inc.	6.3x
Zendesk, Inc.	7.3x

       Based upon research analyst consensus estimates for calendar year 2018, and using the closing prices as of January 26, 2018 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully-diluted enterprise value divided by the estimated consensus revenue for calendar year 2018 (the "CY2018E Revenue Multiples"), for each of the selected companies.

       The CY2018E Revenue Multiple for Callidus was 7.0x based on the Analyst Projections and the fully-diluted enterprise value of Callidus was calculated using the closing price of Callidus as of January 26, 2018.

       Based on an analysis of the CY2018E Revenue Multiples for each of the selected companies and the application of its professional judgment, Qatalyst Partners selected a representative range of 5.5x to 7.5x and applied this range to our estimated calendar year 2018 revenue based on each of the Company Projections and the Analyst Projections. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $26.63 to $35.54 based on the Company Projections and approximately $25.92 to $34.42 based on the Analyst Projections.

       No company included in the selected companies analysis is identical to Callidus. In evaluating the selected companies, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond our control, such as the impact of competition on our business and the industry in general, industry growth and the absence of any material adverse change in our financial condition and prospects or our industry or in the financial markets in general. Mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected company data. In addition, certain publicly available information and data that was used in the selected companies analysis might not, in whole or in part, reflect the impact of recent changes in U.S. tax laws.

  Selected Transactions Analysis

       Qatalyst Partners compared 26 selected public SaaS transactions announced between September 2009 and December 2017. These transactions are listed below:

Announcement Date	Target	Acquiror	LTM Revenue Multiple	NTM Revenue Multiple
12/17/17	Aconex Limited	Oracle Corporation	9.4x	8.1x
05/30/17	Xactly Corporation	Vista Equity Partners Management, LLC	5.5x	4.5x
12/06/16	Intralinks Holdings, Inc.	Synchronoss Technologies, Inc.	2.9x	2.7x
08/31/16	Interactive Intelligence Group, Inc.	Genesys Telecommunications Laboratories, Inc.	3.4x	3.2x
08/01/16	Fleetmatics Group PLC	Verizon Communications Inc.	7.6x	6.3x
07/28/16	NetSuite Inc.	Oracle Corporation	11.8x	9.1x
06/01/16	Demandware, Inc.	salesforce.com, inc.	11.2x	8.9x
05/31/16	Marketo, Inc.	Vista Equity Partners Management, LLC	7.5x	5.9x
05/18/16	inContact, Inc.	NICE-Systems Ltd.	4.2x	3.6x
05/02/16	Opower, Inc.	Oracle Corporation	3.6x	3.3x
04/28/16	Textura Corporation	Oracle Corporation	7.6x	6.1x
04/18/16	Cvent, Inc.	Vista Equity Partners Management, LLC	8.0x	6.5x
11/02/15	Constant Contact, Inc.	Endurance International Group Holdings, Inc.	2.6x	2.3x
06/15/15	Dealertrack Technologies, Inc.	Cox Automotive, Inc.	4.9x	4.1x
09/18/14	Concur Technologies, Inc.	SAP America, Inc.	12.6x	10.2x
12/20/13	Responsys, Inc.	Oracle Corporation	8.1x	6.9x
06/04/13	ExactTarget, Inc.	salesforce.com, inc.	7.9x	6.5x
12/20/12	Eloqua, Inc.	Oracle Corporation	9.8x	8.2x
08/27/12	Kenexa Corporation	International Business Machines Corporation	4.0x	3.3x
05/22/12	Ariba, Inc.	SAP America, Inc.	8.8x	7.8x
02/09/12	Taleo Corporation	Oracle Corporation	6.3x	5.3x
12/03/11	SuccessFactors, Inc.	SAP America, Inc.	10.2x	8.7x
10/24/11	RightNow Technologies, Inc.	Oracle Corporation	7.4x	6.2x
07/01/11	Blackboard, Inc.	Providence Equity Partners	3.7x	3.2x
04/16/10	Phase Forward Incorporated	Oracle Corporation	2.8x	2.5x
09/15/09	Omniture, Inc.	Adobe Systems Incorporated	5.1x	4.7x

       For each of the transactions listed above, Qatalyst Partners reviewed, among other things, the implied fully-diluted enterprise value of the target company as a multiple of (a) the last-twelve months revenue of the target company ("LTM Revenue Multiple"), and (b) the next-twelve months revenue of the target company ("NTM Revenue Multiple"), as reflected in certain publicly available financial statements, research analyst reports and press releases.

       Based on an analysis of the LTM Revenue Multiple for each of the selected transactions, and the application of its professional judgment, Qatalyst Partners selected a representative range of 5.5x to 12.6x and applied that range to our last-twelve months (ending September 30, 2017) revenue. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $21.25 to $45.43.

       Based on an analysis of the NTM Revenue Multiple for each of the selected transactions, and the application of its professional judgment, Qatalyst Partners selected a representative range of 4.5x to 10.2x and applied that range to our next-twelve months (ending September 30, 2018) estimated revenue reflected in the Analyst Projections. Based on the Fully Diluted Shares, this analysis implied a range of per share values for our common stock of approximately $20.75 to $43.84.

       No company or transaction utilized in the selected transactions analysis is identical to Callidus or the merger. In evaluating the selected transactions, Qatalyst Partners made judgments and assumptions with regard to general business, market and financial conditions and other matters, many of which are beyond our control, such as the impact of competition on our business or the industry generally, industry growth and the absence of any material adverse change in our financial condition or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared. Because of the unique circumstances of each of these transactions and the merger, Qatalyst Partners cautioned against placing undue reliance on this information.

  Miscellaneous

       In connection with the review of the merger by our Board, Qatalyst Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily amenable to a partial analysis or summary description. In arriving at its opinion, Qatalyst Partners considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Qatalyst Partners believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion. In addition, Qatalyst Partners may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Qatalyst Partners' view of the actual value of Callidus. In performing its analyses, Qatalyst Partners made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control. Any estimates contained in Qatalyst Partners' analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

       Qatalyst Partners conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the $36.00 per share cash consideration to be received by the holders of our common stock, other than SAP or any affiliates of SAP, pursuant to, and in accordance with, the terms of the Merger Agreement, and in connection with the delivery of its opinion to our Board. These analyses do not purport to be appraisals or to reflect the price at which our common stock might actually trade.

       Qatalyst Partners' presentation as to the fairness of the $36.00 per share cash consideration to be received by the holders of shares of our common stock (other than SAP and its affiliates) pursuant to, and in accordance with, the terms of the Merger Agreement to our Board was one of many factors considered by our Board in deciding to approve the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of our Board with respect to the $36.00 per share cash consideration to be received by our stockholders pursuant to the merger or of whether our Board would have been willing to agree to a different consideration. The $36.00 per share cash consideration was determined through arm's-length negotiations between Callidus and SAP and was approved by our Board. Qatalyst Partners provided advice to Callidus during these negotiations. Qatalyst Partners did not, however, recommend any specific consideration to Callidus or that any specific consideration constituted the only appropriate consideration for the merger.

       Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of Callidus, SAP or certain of their respective affiliates. During the two year period prior to the date of Qatalyst Partners' opinion, no material relationship existed between Qatalyst Partners or any of its affiliates and Callidus or SAP pursuant to which compensation was received by Qatalyst Partners or its affiliates; however, Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to Callidus or SAP and their respective affiliates for which Qatalyst Partners or they would expect to receive compensation.

       Under the terms of its engagement letter, Qatalyst Partners provided Callidus with financial advisory services in connection with the proposed merger for which it will be paid approximately $32 million, $125,000 of which was payable upon the execution of such engagement letter and $2,000,000 of which was payable upon delivery of its opinion (regardless of the conclusion reached in the opinion), and the remaining portion of which will be paid upon, and subject to, consummation of the merger. We have also agreed to reimburse Qatalyst Partners for its expenses incurred in performing its services. We have also agreed to indemnify Qatalyst Partners and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling Qatalyst Partners or any of its affiliates against certain liabilities, including liabilities under federal securities law, and certain expenses related to or arising out of Qatalyst Partners' engagement.

Financial Projections

       Our management made available prospective financial information about Callidus ("Projections") for use in connection with the financial analyses performed by Qatalyst Partners in connection with delivering its fairness opinion to our Board. Our management provided the same projections to Qatalyst Partners and our Board. A subset of this information, including prospective financial information about the fourth quarter of our 2017 fiscal year, our 2018 fiscal year and our 2019 fiscal year, was delivered to SAP to assist with its due diligence review.

       These Projections did not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement or the announcement thereof. Further, these Projections did not take into account the effect of any failure of the merger to occur, and should not be viewed as applicable or continuing in that context.

       We do not as a matter of course make public projections as to future revenues, operating income or other results beyond the current fiscal year. The Projections are included in this proxy statement only because (1) a subset of the Projections was made available to SAP in connection with the due diligence review of Callidus as described above; (2) the Projections were made available to Qatalyst Partners for use in connection with its financial analysis as described in the section of this proxy statement captioned "— Opinion of Callidus's Financial Advisor" beginning on page 39 of this proxy statements and (3) the Projections were made available to our Board in connection with their consideration of a potential acquisition of Callidus and other strategic alternatives available to us. The information was not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or GAAP, or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. In the view of our management, the information was prepared on a reasonable basis, reflected the best estimates and judgments available to our management at the time and presented, to the best of our management's knowledge and belief, the expected course of action and our expected future financial performance as of the date such information was prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of future results.

       Although the Projections are presented with numerical specificity, they reflect numerous estimates and assumptions made by us with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to our business, all of which are difficult or impossible to predict accurately and many of which are beyond our control. The Projections reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Projections, including, but not limited to, our performance, industry performance, general business and economic conditions, customer requirements, staffing levels, competition, adverse changes in applicable laws, regulations or rules, and the various risks set forth in our reports filed with the SEC. There can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than forecast. The Projections cover several years and such information by its nature becomes less reliable with each successive year. In addition, the Projections will be affected by our ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections reflect assumptions as to certain business decisions that are subject to change. The Projections cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Projections should not be regarded as an indication that we and our financial advisors or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. The inclusion of the Projections herein should not be deemed an admission or representation by us that we view such Projections as material information; in fact we view the Projections as non-material because of the inherent risks and uncertainties associated with such long-range forecasts. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Projections will be necessarily predictive of actual future events. No representation is made by us or any other person regarding the Projections or our ultimate performance compared to such information. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about us contained in our public filings with the SEC. See "Where You Can Find Additional Information" on page 95 of this proxy statement. In light of the foregoing factors, and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections.

       Neither our independent auditor nor any other independent accountant has compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

       Some of the Projections are "non-GAAP financial measures," which are financial performance measures that are not calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. The summary of such information below is included solely to give stockholders access to the information that was made available to Qatalyst Partners, SAP and our Board, and is not included in this proxy statement in order to influence any stockholder to make any investment decision with respect to the merger, including whether or not to seek appraisal rights with respect to the shares of our common stock.

       The following table presents selected unaudited financial information for the fiscal years ending 2017 through 2023:

	(dollars in millions)
	FY2017E	FY2018E	FY2019E	FY2020E	FY2021E	FY2022E	Terminal FY2023E
SaaS Revenue (1)	$198	$258	$327	$404	$505	$624	$761
Total Revenue	$253	$313	$389	$473	$579	$703	$846
Non-GAAP Operating Income (2)	$24	$39	$62	$85	$118	$145	$180
Unlevered Free Cash Flow (3)	N/A	$34	$53	$77	$111	$140	$151
  (1)
  SaaS revenue is calculated as Total Revenue minus maintenance, services and licensing revenue.
  (2)
  Non-GAAP Operating Income is calculated to exclude stock-based compensation expense, restructuring costs, patent litigation and settlement costs, non-cash amortization of acquired intangibles, acquisition-related costs and other non-recurring expenses.
  (3)
  Using the information set forth in the Projections, Qatalyst Partners calculated Unlevered Free Cash Flow for fiscal years 2018 through 2023, which calculations were approved by Callidus for Qatalyst Partners' use. Unlevered Free Cash Flow is calculated as Non-GAAP Operating Income less (i) cash taxes, less (ii) capital expenditures, plus (iii) depreciation, less (iv) investment in working capital. The Unlevered Free Cash Flow in terminal year 2023 assumes an effective tax rate of 17.5%.

       In addition, the Projections have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement, and except as required by applicable securities laws, Callidus does not intend to update or otherwise revise the Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error.

Interests of Callidus Directors and Executive Officers in the Merger

       When considering the recommendation of our Board, you should be aware that our Board members and executive officers have interests in the merger in addition to their interests as Callidus stockholders generally. These interests are described below and may be different from, or in conflict with, your interests as a Callidus stockholder. Our Board members were aware of the material facts as to these additional interests, and considered them, among other matters, when they approved the Merger Agreement.

  Overview

       A description of the interests of our directors and executive officers, including interests in equity-based awards and other compensation and benefit arrangements, is set forth below. The dates used to quantify these interests have been selected for illustrative purposes only, and do not necessarily reflect the dates on which certain events will or may occur.

  Interests of Non-Employee Directors

       The general treatment of stock options and restricted stock units ("RSUs") in the merger, including such awards held by our non-employee directors, is described below under "The Merger Agreement — The Merger — Treatment of Outstanding Stock Options and Restricted Stock Units" beginning on page 63 of this proxy statement.

       Under the terms of their existing change of control agreements, outstanding unvested RSUs held by our non-employee directors will become fully vested upon a "change of control" as defined in the applicable change of control agreements, which includes the merger. As of                    , 2018, the record date for the special meeting, there were no unvested stock options held by our non-employee directors. The Merger Agreement provides that stock options, including stock options held by each of our non-employee directors, will be cashed out in an amount equal to (i) the excess, if any, of the per share merger consideration of $36.00 over the applicable exercise price per share of such stock options multiplied by (ii) the number of shares subject to each such stock option (without interest and less any withholding taxes required by applicable law). The Merger Agreement also provides that RSUs held by each of our non-employee directors will be cancelled in exchange for the right to receive the per share merger consideration of $36.00 multiplied by the number of shares subject to such RSUs (without interest and less any withholding taxes required by applicable law).

       The following table summarizes, as of                    , 2018, the record date for the special meeting, the outstanding stock options held by each of our non-employee directors (all of which are vested), the weighted-average exercise price of such stock options, the number of unvested RSUs and vested but unreleased RSUs, and the consideration that each of them will become entitled to upon closing of the merger pursuant to the terms of their outstanding equity awards.

Non-Employee Directors	Number of Shares Underlying Stock Options	Weighted Average Exercise Price of All Stock Options ($)	Number of Shares Underlying Unvested and Vested Unreleased RSUs (1)	Dollar Value of All Equity Awards (2)($)
Charles M. Boesenberg	—	—	70,000	2,520,000
Mark A. Culhane	30,000	5.76	25,000	1,807,200
Kevin M. Klausmeyer	4,688	4.31	8,333	448,551
Nina L. Richardson	—	—	—	—
Murray D. Rode	—	—	—	—
James D. White	—	—	—	—
  (1)
  All currently outstanding unvested RSUs and vested but unreleased RSUs held by non-employee directors will accelerate in connection with the consummation of the merger, pursuant to the terms of the Merger Agreement.
  (2)
  The dollar value of stock options is calculated by multiplying (i) the number of shares subject to the stock options by (ii) the excess, if any, of the per share merger consideration of $36.00 over the per-share exercise price of each stock option. The dollar value of RSUs is calculated by multiplying the number of shares subject to the RSUs by the per share merger consideration of $36.00.

  Interests of Executive Officers

       Our current executive officers are Leslie J. Stretch (our Chief Executive Officer), Roxanne Oulman (our Chief Financial Officer) and Jimmy Duan (our Chief Technology Officer). These executive officers are also our named executive officers ("NEOs") in the proxy statement for our 2017 annual meeting of stockholders ("2017 Proxy Statement"). We described the 2016 compensation for our NEOs in our 2017 Proxy Statement.

       The general treatment of stock options, RSUs and performance-based restricted stock units ("PSUs") in the merger, including such awards held by our NEOs, is described below under "The Merger

Agreement — The Merger — Treatment of Outstanding Stock Options, Restricted Stock Units and Performance-based Restricted Stock Units" beginning on page 63 of this proxy statement.

  Stock Options and RSUs

       We have granted stock options and RSUs to our NEOs that remain outstanding. As of                    , 2018, all stock options held by our NEOs had already vested. The following table summarizes, as of                    , 2018, the record date for the special meeting, the outstanding vested stock options held by each of our NEOs, the weighted-average exercise price of those stock options, the number of unvested RSUs, and the consideration that each of them will become entitled to in connection with the closing of the merger pursuant to the terms of their outstanding equity awards.

Executive Officer	Number of Shares Underlying Stock Options (1)	Weighted Average Exercise Price of All Stock Options ($)	Number of Shares Underlying Unvested RSUs (2)	Total Dollar Value (3)($)
Leslie J. Stretch	2,500	$7.69	259,334	9,406,799
Roxanne Oulman	40,000	$6.67	155,824	6,782,864
Jimmy Duan	85,556	$7.69	106,580	6,258,970
  (1)
  Each stock option held by our executive officers will be cancelled and converted into the right to receive cash consideration as set forth in footnote 3 below.
  (2)
  Each of the RSUs held by our executive officers granted prior to the date of the Merger Agreement that remains outstanding and unvested as of immediately prior to the effective time of the merger will be cancelled in exchange for the unvested right to receive the per share merger consideration of $36.00 in respect of each underlying share of our common stock, less applicable withholding. The right will vest and become payable in accordance with the vesting schedule and subject to such other terms and conditions as applicable to the RSU immediately prior to the effective date of the merger. However, RSUs granted after the date of the Merger Agreement, dated January 29, 2018, will be converted at an exchange ratio, determined based on SAP SE's trading price at the effective time of the merger, into restricted stock units denominated in shares of SAP SE. Such RSUs will be subject to the time and service-based vesting and other terms and conditions as in effect immediately prior to the effective date of the merger.
  (3)
  The dollar value of stock options is calculated by multiplying the number of shares subject to the stock options by the excess, if any, of the per share merger consideration of $36.00 over the per share exercise price of the stock options. The dollar value of RSUs is calculated by multiplying the number of shares subject to the RSUs by the per share merger consideration of $36.00.

  PSUs

       We granted PSUs to our NEOs in fiscal years 2015, 2016 and 2017 that currently remain outstanding. The PSUs granted in fiscal years 2015, 2016 and 2017 each (i) have a three-fiscal-year performance period, (ii) are subject to the achievement of threshold and target performance metrics, (iii) provide for the opportunity to earn between 0% and 200% of the target number of shares subject to the PSU depending on actual achievement, calculated based on linear interpolation, and (iv) generally vest subject to continued service over the performance period.

       In connection with the proposed merger, in order to clarify how the performance goals will be measured at the effective time of the merger for purposes of determining pay-out levels, we have entered into a letter agreement ("PSU Letter Agreement") with each of our NEOs crediting each NEO with a number of PSUs deemed to be earned based on actual performance levels through December 31, 2017, except that uncompleted performance periods for PSUs granted in 2017 will be deemed to be earned at 100% of target, resulting in assumed 92% achievement for the full performance cycle. Each PSU Letter Agreement provides that (1) the PSUs held by such executive officer will be deemed earned and credited with the number of shares set forth below; (2) each PSU held by such executive officer will convert into a right to receive the per share merger consideration of $36.00 for each share that is deemed earned and credited and will remain subject to service-based vesting through the applicable performance period end date set forth below; and (3) any PSUs held by such executive officer that are not credited as described below will be forfeited at the effective time of the merger for no consideration. Each PSU Letter Agreement will be null, void and have no force or effect if the Merger Agreement is terminated and the proposed merger does not occur.

Named Executive Officer	Fiscal Year Awarded	Performance Period End Date	Target Number of Shares	Number of Shares Credited (1)	Dollar Value of Shares Credited (2)($)
Leslie J. Stretch	2015	6/30/2018	134,228	234,899	8,456,364
	2016	12/31/2018	35,714	55,713	2,005,668
	2017	12/31/2019	145,984	133,819	4,817,484
Roxanne Oulman	2017	12/31/2019	17,030	15,610	561,960
Jimmy C. Duan	2015	6/30/2018	57,046	99,830	3,593,880
	2017	12/31/2019	29,196	26,763	963,468
  (1)
  This column sets forth the number of shares deemed earned and credited pursuant to the PSU Letter Agreements, described above, assuming the completion of the merger, representing 175% of target levels for the 2015 PSUs, 156% of target levels for the 2016 PSUs and 92% of target levels for the 2017 PSUs.
  (2)
  The dollar value of the shares credited is calculated by multiplying the number of shares credited by the per-share merger consideration of $36.00.

  Existing Severance Arrangements with Callidus

       Callidus's severance arrangement with Mr. Stretch provides that if he is terminated without cause or resigns for good reason, he will receive a lump sum severance payment equal to 18 months of his base salary, target bonus, and cost of COBRA health benefits contributions. Callidus's severance arrangement with Ms. Oulman provides that if she is terminated without cause or resigns for good reason, she will receive a lump sum severance payment equal to 12 months of her base salary, target bonus, and cost of COBRA health benefits contributions. Callidus's severance arrangement with Mr. Duan provides that if he is terminated without cause or resigns for good reason, he will receive a lump sum severance payment equal to nine months of his base salary, target bonus, and cost of COBRA health benefits contributions. The severance amounts our NEOs are entitled to in the event that they are terminated without cause or resign for good reason are set forth below in the section below entitled "— Potential Payments in Connection with a Change of Control." In each case, the named executive officer would be required to timely execute a general release of claims prior to receiving the severance payments.

       In addition, if such qualifying termination without cause or for good reason occurs within 18 months after a change of control, including the completion of the merger, 100% of the NEOs' existing awards of options, RSUs and PSUs would immediately vest and become payable, as applicable.

       For purposes of the severance arrangements with each of our named executive officers as described above, the term "cause" generally means the occurrence of any one or more of the following (provided that, in the case of the first three events, the executive has been provided with 30 days after written notice from us to cure such action unless not reasonably susceptible to cure): (1) any material act of misconduct or dishonesty by the executive in the performance of his or her duties; (2) any willful or material failure by the executive to perform his or her duties; (3) any material breach of any employment agreement, confidentiality agreement or proprietary information agreement; or (4) the executive's conviction of (or pleading guilty or nolo contendere to) a misdemeanor involving theft, embezzlement, dishonesty or moral turpitude, or a felony.

       For purposes of the severance arrangements with each of our named executive officers as described above, the term "good reason" generally means with respect to each such executive: (1) any reduction in his or her base salary or annual target bonus; (2) any material reduction in other benefits applicable to such executive; (3) any material reduction in his or her duties, responsibilities or authority; or (4) a requirement that he or she to relocate to a location more than 35 miles from the then current office location.

  Arrangements between Our Executive Officers and SAP

       There are no employment agreements, retention arrangements, or other contractual rights between SAP and any of our NEOs as of                  , 2018.

  Potential Payments in Connection with a Change of Control

       The table below sets forth the information required by Item 402(t) of Regulation S-K regarding payments and benefits that each of our NEOs would receive in connection with the merger assuming that the merger is consummated on February     , 2018 and each of our NEOs experiences a qualifying termination immediately after the effective date of the merger. The amounts below were determined based on the per share merger consideration of $36.00 and the outstanding equity awards held by each named executive officer as of February     , 2018 (with no further vesting of such equity awards between February     , 2018 and the consummation of the merger). Because the amounts below are based on multiple assumptions that may or may not actually occur, the actual amounts, if any, to be received by the NEOs may materially differ from the amounts set forth below. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the compensation payable to our NEOs as it relates to the merger. The "golden parachute" compensation payable to these individuals is subject to a non-binding advisory vote of our stockholders.

       To the extent that the payments and benefits shown below constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended ("Code") and would be subject to the excise tax imposed by Section 4999 of the Code, then the payments and benefits will be payable either (i) in full, or (ii) as to such lesser amount which would result in no portion of such compensation being subject to the excise tax under Section 4999 of the Code, whichever of the foregoing amounts (taking into consideration applicable taxes, including the excise tax under Section 4999) would result in the receipt by such NEO on an after-tax basis of the greatest amount of benefits (even if some of such benefits are taxable under Section 4999). The amounts set forth below do not take into effect any possible reduction due to the application of Section 280G of the Code as set forth above. No NEO is entitled to tax gross ups on these payments and benefits.

Golden Parachute Compensation

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/Benefits ($)(3)	Total ($)
Leslie J. Stretch	1,575,000	24,615,540	46,733	26,237,273
Roxanne Oulman	606,375	6,171,624	12,121	6,790,120
Jimmy Duan	477,521	8,394,228	23,367	8,895,116
  (1)
  The amounts included constitute severance payments payable to each NEO upon his or her qualifying termination by Callidus without "cause" or by the executive for "good reason" (as defined in his her applicable agreements) as described above in the section entitled " — Existing Severance Arrangements with Callidus." Amounts for Mr. Stretch reflect 18 months' base salary of $525,000 and a target bonus of $525,000. Amounts for Ms. Oulman reflect 12 months' base salary of $367,500 and a target bonus of $238,875. Amounts for Mr. Duan reflect nine months' base salary of $363,825 and a target bonus of $272,869. Such amounts would be payable upon a qualifying termination of the NEO whether or not the merger is completed.
  (2)
  The amounts included reflect the acceleration of any outstanding unvested stock options, RSUs and PSUs, to which each of the NEOs would be entitled upon any qualifying "double-trigger" termination (a qualifying termination that occurs within 18 months following the merger). As of the record date, none of our NEOs hold unvested stock options. Amounts reflected exclude the value of previously vested options held by NEOs which will be cancelled in exchange for cash payment as described in the section entitled "— Interests of Executive Officers." The dollar value of unvested RSUs and

    PSUs is calculated by multiplying the number of shares subject to the RSUs and PSUs by the per-share merger consideration of $36.00.

Name	Restricted Stock Units ($)	Performance Stock Units ($)(a)
Leslie J. Stretch	9,336,024	15,279,516
Roxanne Oulman	5,609,664	561,960
Jimmy Duan	3,836,880	4,557,348
  (a)
  In connection with the merger, each outstanding unvested PSU held by each of our NEOs was (i) deemed earned and credited for performance as of December 31, 2017, as described in the section entitled " — Interests of Executive Officers," and (ii) cancelled and converted into the right to receive the per share merger consideration of $36.00 with respect to each underlying share deemed earned, subject to continued time and service-based vesting and other terms and conditions as in effect immediately prior to the effective date of the merger. Credited performance was determined based on actual performance levels through 2017, except that uncompleted performance periods for PSUs granted in 2017 were deemed to be earned at 100% of target, resulting in assumed 92% achievement for the full performance cycle. Amounts that would vest and become payable upon a qualifying "double trigger" termination are shown after giving effect to the foregoing.
  (3)
  The amounts included reflect the estimated value of COBRA payments which the NEOs may receive upon a qualifying termination as described above in the section entitled "— Existing Severance Arrangements with Callidus."

  Indemnification and Insurance

       For a period of six years from and after the effective time of the merger, Callidus as the surviving corporation, will (and SAP will cause the surviving corporation to) indemnify and hold harmless all of our and our subsidiaries' past and present directors, officers and employees to the same extent such persons were indemnified as of the date of the Merger Agreement by us pursuant to applicable law, our and our subsidiaries' certificate of incorporation and bylaws, and specified indemnification agreements in existence on the date of the Merger Agreement, arising out of acts or omissions in their capacity as our and our subsidiaries' directors, officers or employees occurring at or prior to the effective time of the merger. The surviving corporation will (and SAP will cause the surviving corporation to) advance expenses (including reasonable legal fees and expenses) incurred in the defense of any actions with respect to the matters subject to indemnification pursuant to the preceding sentence in accordance with the procedures set forth in our certificate of incorporation and bylaws, and indemnification agreements, if any, in existence on the date of the Merger Agreement; provided, however, that any of our and our subsidiaries' directors, officers or employees to whom expenses are advanced undertakes, to the extent required by the DGCL or by the applicable indemnification agreement or organizational document, to repay such advanced expenses to the surviving corporation if it is ultimately determined that such director, officer or employee is not entitled to indemnification under applicable law or pursuant to the applicable indemnification agreement or organization document.

       We have entered into indemnity agreements with each of our directors and executive officers. Each indemnity agreement provides that we will indemnify the director or officer to the fullest extent permitted by law, including, without limitation, for all expenses (including attorneys' fees), judgments, fines and settlement amounts paid or incurred by them in any action, suit or proceeding on account of their services as our directors, officers, employees or agents or in similar capacities at our request. We are obligated pursuant to such agreements to indemnify or advance expenses to an indemnified party, except with respect to certain proceedings or claims. A director or executive officer must reimburse us for expenses advanced only to the extent it is ultimately determined that the director or executive officer is not entitled, under Delaware law, our bylaws, his or her indemnity agreement or otherwise to be indemnified for such expenses.

       In the event the surviving corporation or any of our subsidiaries consolidate with or merge into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another entity, then proper provision will be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, assumes the obligations described above (without relieving SAP of the obligations described above).

       Prior to the effective time of the merger, we will obtain a directors and officers runoff insurance policy, or "tail" insurance policy, with a claims period of six years from the effective time of the merger with respect to directors' and officers' liability insurance covering those persons who were, as of the date of the Merger Agreement, covered by our directors' and officers' liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the Merger Agreement. Neither we nor the surviving corporation will be required to pay an annual premium for such tail policy in excess of 250% of the last annual premium paid prior the date of the Merger Agreement.

  Appraisal Rights

       If the merger is consummated, Callidus stockholders who do not vote in favor of the merger proposal, who properly demand appraisal of their shares before the vote on the merger proposal at the special meeting, who continuously hold their shares through the effective time of the merger and who otherwise comply with the procedures of Section 262 of the DGCL ("Section 262") (including with respect to certain aggregate ownership requirements describe below) will, subject to the conditions thereof, be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest to be paid on the amount determined to be the fair value, if any, as determined by the Delaware Court of Chancery in connection with the merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a "stockholder" are to a record holder of common stock.

       The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Callidus stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of common stock is entitled to demand appraisal rights for the shares registered in such holder's name. A person or entity having a beneficial interest in shares of common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee.

       Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders of a corporation, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Callidus's notice to stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the merger, any holder of shares of common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A Callidus stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, Callidus believes that if a Callidus stockholder is considering exercising such rights, such stockholder should seek the advice of legal counsel.

       Callidus stockholders wishing to exercise the right to seek an appraisal of their shares of common stock must do ALL of the following:

    •
    the stockholder must not vote in favor of or consent to the proposal to adopt the Merger Agreement;

    •
    the stockholder must deliver to Callidus a written demand for appraisal before the vote on the merger proposal at the special meeting;

    •
    the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger (a Callidus stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger); and

    •
    a stockholder or the surviving company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time of the merger. The surviving company is under no obligation to file any petition and has no intention of doing so.

       Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement, a Callidus stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, abstain or not vote its shares.

       CALLIDUS STOCKHOLDERS WHO HOLD THEIR SHARES WITH A BANK, BROKER OR OTHER NOMINEE AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF SUCH SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

       All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Attention: General Counsel

       Any holder of shares of common stock may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to Callidus a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this will not affect the right of any Callidus stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger.

  Notice by the Surviving Corporation

       If the merger is completed, within ten days after the effective time of the merger, the surviving corporation will notify each holder of shares of common stock who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of or consented to the adoption of the Merger Agreement, that the merger has become effective and the effective date thereof.

  Filing a Petition for Appraisal

       Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any holder of shares of common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a Callidus stockholder, demanding a determination of the fair value of the shares held by all Callidus stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of common stock. Accordingly, any holders of shares of common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of common stock within the time and in the manner prescribed in Section 262. The failure of a holder of Callidus common stock to file such a petition within the period specified in Section 262 could nullify the stockholder's previous written demand for appraisal.

       Within 120 days after the effective time of the merger, any holder of shares of common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which Callidus has received demands for appraisal, and the aggregate number of holders of such shares. The surviving corporation must mail this statement to the requesting stockholder within ten days after receipt of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition seeking appraisal or request from the surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a Callidus stockholder of record.

       If a petition for an appraisal is duly filed by a holder of shares of common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Callidus stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those Callidus stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the Callidus stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

       The Delaware Court of Chancery will dismiss appraisal proceedings as to all Callidus stockholders who asserted appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of common stock as measured in accordance with subsection (g) of Section 262 or (b) the value of the merger consideration in respect of such shares exceeds $1 million (the "ownership thresholds").

  Determination of Fair Value

       After determining the holders of common stock entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied in respect of the Callidus stockholders seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will appraise the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any point prior to the Delaware Court of Chancery's entry of judgment in the proceedings, to make a voluntary cash payment to each Callidus stockholder seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (ii) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

       Callidus stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although Callidus believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Callidus stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither Callidus nor SAP anticipate offering more than the merger consideration to any Callidus stockholder exercising appraisal rights, and each of Callidus and SAP reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the "fair value" of a share of common stock is less than the per share merger consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of the Callidus stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a Callidus stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any Callidus stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.

       From and after the effective time of the merger, no Callidus stockholder who has demanded appraisal rights will be entitled to vote such shares of common stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder's shares of common stock, if any, payable to Callidus stockholders as of a time prior to the effective time of the merger. If no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of the Callidus stockholders seeking appraisal rights or if the stockholder delivers to the surviving corporation a written withdrawal of the demand for an appraisal and an acceptance of the merger, either within 60 days after the effective time of the merger or thereafter with the written approval of the surviving corporation, then the right of such Callidus stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any Callidus stockholder who commenced the proceeding or joined that proceeding as a named party without the approval of the court.

       Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a Callidus stockholder's statutory appraisal rights. Consequently, any Callidus stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Delisting and Deregistration of Callidus Common Stock

       If the merger is completed, our common stock will be delisted from and will no longer be traded on The Nasdaq Stock Market and will be deregistered under the Exchange Act. Following the closing of the merger, we will no longer be an independent public company.

Certain U.S. Federal Income Tax Consequences of the Merger

       The following discussion summarizes certain U.S. federal income tax consequences of the merger to holders of Callidus common stock. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

       This discussion assumes that holders of Callidus common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Callidus common stock in light of such holder's particular circumstances, nor does it discuss the special considerations applicable to holders of our common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, former citizens or residents of the United States, holders who acquired their Callidus common stock through the exercise of options or otherwise as compensation, holders who hold their Callidus common stock as part of a hedge, straddle, constructive sale or conversion transaction, holders who acquired Callidus common stock through a 401(k), deferred compensation plan or retirement plan, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. holders who own, actually or constructively, more than 5% of Callidus's common stock, and holders who exercise appraisal rights. This discussion does not address any aspect of non-U.S., state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder.

       This discussion provides only a general summary of the material U.S. federal income tax consequences of the merger to holders of Callidus common stock. It is not a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretation. Accordingly, the Internal Revenue Service may not agree with the tax consequences described in this proxy statement. No ruling has been or will be sought from the Internal Revenue Service as to the tax consequences of the merger.

       All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws or tax treaties) of the receipt of cash in exchange for shares of Callidus common stock pursuant to the merger.

       For purposes of this discussion, the term "U.S. holder" means a beneficial owner of Callidus common stock that is, for U.S. federal income tax purposes:

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    an individual citizen or individual resident of the United States for U.S. federal income tax purposes;

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    a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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    a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

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    an estate the income of which is subject to U.S. federal income tax regardless of its source.

       A "non-U.S. holder" is a beneficial owner (other than a partnership or other entity classified as a partnership for U.S. tax purposes) of Callidus common stock that is not a U.S. holder.

       If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Callidus common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. Partners holding Callidus common stock and partners in such partnerships should consult their own tax advisors.

  U.S. Holders

       The conversion of shares of Callidus common stock into cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger and such U.S. holder's adjusted tax basis in the shares that are converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holder's holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally subject to U.S. federal income tax at a maximum rate of 20%. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Callidus common stock at different times or different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Callidus common stock.

       U.S. holders who are individuals will be subject to the Medicare net investment income tax of 3.8%, if they have "net investment income" and have modified adjusted gross income that is greater than $250,000 for taxpayers filing a joint return or as a surviving spouse, $125,000 for married taxpayers filing separately and $200,000 for other taxpayers. This tax is in addition to any income taxes also imposed on such gain.

"Net investment income" generally will include gain from the disposition of Callidus common stock in the merger.

  Non-U.S. Holders

       Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

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    the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in certain cases involving individuals, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may also be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

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    the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% flat rate tax (unless reduced or eliminated by an applicable income tax treaty) on the non-U.S. holder's net gain realized in the merger, which may be offset by U.S. source capital losses of the non-U.S. holder recognized in the same taxable year, if any; or

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    the non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of Callidus common stock at any time during the five-year period preceding the merger, and Callidus is or has been a "U.S. real property holding corporation" within the meaning of Section 897(c)(2) of the Code at any time during the shorter of the five-year period preceding the merger or the period that the non-U.S. holder held Callidus common stock, in which case gain recognized by such non-U.S. holder will be subject to tax at generally applicable U.S. federal income tax rates and payments made to such non-U.S. holder in exchange for shares of Callidus common stock pursuant to the merger will be subject to U.S. withholding at a rate of 15% of the amount realized in the disposition. Callidus believes that it has not been a "U.S. real property holding corporation" for U.S. federal income tax purposes at any time during the five-year period preceding the merger.

  Information Reporting and Backup Withholding

       Payments made in exchange for shares of Callidus common stock generally will be subject to information reporting unless the holder is an "exempt recipient" and may also be subject to backup withholding at a rate of 24% unless the holder properly establishes an exemption, certifies under penalties of perjury that it is a non-U.S. holder (and the payer does not have actual knowledge or reason to know that the holder is a U.S. person as defined under the Code), or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, if any, provided that the holder furnishes the required information to the Internal Revenue Service in a timely manner.

       THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO CALLIDUS STOCKHOLDERS. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. YOU SHOULD CONSULT YOUR

TAX ADVISOR CONCERNING THE FEDERAL, STATE, LOCAL, FOREIGN OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.

Regulatory Matters

  Antitrust Laws

       HSR Act.    The closing of the merger is subject to expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended ("HSR Act") and the rules thereunder. Under the HSR Act and the rules thereunder, the merger may not be completed unless certain information has been furnished to the Antitrust Division of the U.S. Department of Justice and to the Federal Trade Commission and the applicable waiting period expires or is terminated. The HSR Act requires the parties to observe a 30-day waiting period ("initial 30-day waiting period"), during which time the merger may not be consummated, unless that initial 30-day waiting period is terminated early. If, before the expiration of the initial 30-day waiting period, the Antitrust Division of the U.S. Department of Justice or the Federal Trade Commission issues a request for additional information (a "Second Request"), the parties may not consummate the transaction until 30 days after Callidus and SAP have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of earlier termination or extended by agreement between the parties and the relevant antitrust agency). On February 12, 2018, Callidus and SAP filed their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission.

       At any time before or after the effective time of the merger, the Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, state attorneys general or private parties can file suit under the antitrust laws to enjoin consummation of the merger, to impose conditions on the merger, or to require divestitures. There can be no assurance that the merger will not be challenged on antitrust grounds or, if such a challenge is made, that the challenge will not be successful.

       German Antitrust Laws.    The Act against Restraints of Competition requires SAP and Callidus to file a notification with the Federal Cartel Office ("FCO") and provides that the merger shall not occur until a one-month waiting period, or in case of an in-depth investigation, a waiting period of four months, from submission of a complete notification to the FCO has expired or otherwise been terminated. The parties filed such notification with the FCO in connection with the merger on                        , 2018.

       Austrian Antitrust Laws.    Under the Austrian Cartel Act, the merger may not be completed until the expiration of a four-week waiting period following the filing of a notification with the Austrian Federal Competition Authority ("FCA"), unless the waiting period is terminated early. The parties filed such notification with the FCA in connection with the merger on                        , 2018. Under the Cartel Act, the required four-week waiting period will expire if neither the FCA nor the Federal Cartel Prosecutor has lodged an appeal for "Phase II" proceedings within such four-week period. If a Phase II proceeding is undertaken, the waiting period with respect to the merger would be extended for an additional period of up to five months.

       Cyprus Antitrust Laws.    The Control of Concentrations Between Undertakings Law No. 83(I) of 2014 (Concentrations Law) requires SAP and Callidus to file a notification with the Commission of the Protection of Competition ("CPC") and provides that the merger shall not occur until a one-month waiting period (which the CPC may extend for an additional fourteen days), or in case of an in-depth investigation, a waiting period of four months, from submission of a complete notification to the CPC has expired or otherwise been terminated. The parties filed such notification with the CPC in connection with the merger on                        , 2018.

       Based on a review of the information currently available relating to the countries and businesses in which SAP and Callidus are engaged, SAP and Callidus believe that no other mandatory antitrust premerger notification filing is required. Further, based upon an examination of publicly available and other information relating to the businesses in which Callidus is engaged, SAP and Callidus believe that the merger should not violate applicable antitrust laws. Nevertheless, SAP and Callidus cannot be certain that a challenge to the merger on antitrust grounds will not be made, or, if such challenge is made, what the result will be.

THE MERGER AGREEMENT

       The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We urge you to read carefully the Merger Agreement in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you.

       The Merger Agreement and the following description have been included to provide you with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Callidus, SAP or Merger Sub in Callidus's or SAP SE's public reports filed with the SEC. Such information can be found elsewhere in this proxy statement and in the other public filings Callidus and SAP SE make with the SEC, which are available, without charge, at www.sec.gov.

       In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosure schedules provided by Callidus to SAP and Merger Sub in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement have been made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Callidus, SAP or Merger Sub. The representations, warranties and covenants set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws or from what may be viewed as material to stockholders. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or the actual condition of Callidus, SAP or Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures. The Merger Agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Callidus, SAP or Merger Sub, or their respective businesses.

The Merger

       Subject to the terms and conditions of the Merger Agreement and in accordance with Delaware law, at the effective time of the merger, Merger Sub, a wholly-owned subsidiary of SAP and a party to the Merger Agreement, will merge with and into Callidus; Callidus will survive the merger as a wholly-owned subsidiary of SAP and the separate corporate existence of Merger Sub will cease.

    Effective Time; Closing

       The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later date and time as may be agreed upon by the parties and specified in the certificate of merger. The filing of the certificate of merger will occur on the date of closing, which will take place on a date to be specified by the parties and which will be no later than the third day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, San Francisco, California, London, United Kingdom or Frankfurt am Main, Germany are authorized or required by law to be closed after satisfaction or waiver of the conditions to the closing of the merger set forth in the

Merger Agreement and described in this proxy statement, or at such other time as is agreed to between the parties. Although we expect to complete the merger as soon as possible following the special meeting of our stockholders (if our stockholders adopt the Merger Agreement) and the satisfaction or waiver of the other conditions to the closing of the merger set forth in the Merger Agreement, we cannot specify when or assure that Callidus and SAP will satisfy or waive all of the conditions to the closing of the merger. See "— Conditions to the Closing of the Merger" beginning on page 83 of this proxy statement.

    Treatment of Outstanding Common Stock

       The Merger Agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $36.00 in cash, without interest and less any withholding taxes required by applicable law, except that shares held by Callidus as treasury stock or by any of our subsidiaries or by SAP or any of its subsidiaries will be cancelled and no payment will be made with respect to those shares, and shares held by stockholders who properly demand their appraisal rights under Delaware law with respect to any such shares will be treated as described under "The Merger — Appraisal Rights" beginning on page 53 of this proxy statement.

    Treatment of Outstanding Stock Options, Restricted Stock Units and Performance-Based Restricted Stock Units

       Stock Options.    Each stock option (whether vested or unvested) that is unexpired, unexercised and outstanding at the effective time of the merger, without any further action of the parties or the optionholder, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares subject to such stock option and (ii) the excess, if any, of the per share merger consideration of $36.00 over the applicable per share exercise price of such stock option (without interest and less any withholding taxes required by applicable law).

       Vested RSUs and PSUs.    Each time-based restricted stock unit ("RSU") or performance-based restricted stock unit ("PSU") that is vested (but not released or otherwise settled) at the effective time of the merger will be cancelled and exchanged for the right to receive the per share merger consideration of $36.00 for each share of our common stock underlying such RSU or PSU (without interest and less any withholding taxes required by applicable law).

       Unvested RSUs.    Each RSU granted prior to January 29, 2018, the Merger Agreement date (other than RSUs held by our non-employee directors) that remains outstanding immediately prior to, and is not vested immediately prior to, the effective time of the merger will be cancelled in exchange for the unvested right to receive in cash the per share merger consideration of $36.00 for each share of our common stock underlying such RSU (without interest and less any withholding taxes required by applicable law), with such right to vest and become payable on the date upon which each such corresponding RSU would have vested under the time-based vesting terms and conditions set forth in the applicable award agreement or change of control agreement governing such RSU. If such terms and conditions are not satisfied and such right does not otherwise vest pursuant to the terms of the applicable award agreement or change of control agreement, no cash payment will be made with respect to such RSU.

       Unvested 2018 RSUs.    Each RSU granted on or after January 29, 2018 (the "2018 RSUs") will be converted into a cash-settled restricted stock unit denominated in shares of SAP SE, pursuant to an exchange ratio determined based on SAP SE's average trading price over the five days immediately prior to the effective time of the merger, and will remain subject to the time-based vesting terms and conditions set forth in the applicable award agreement governing such 2018 RSU. Upon a given vesting date, the payment amount for the portion of each such 2018 RSU that vests will be determined based on SAP SE's average trading price over the five days immediately prior to the date upon which such portion would have vested under the time-based vesting terms and conditions set forth in the award agreement governing such 2018 RSU. Each such cash payment will be paid in the next practical payroll run after the applicable vesting date set forth in the award agreement governing such 2018 RSU, but not later than the month following such vesting date.

       Unvested PSUs.    Each PSU that remains outstanding immediately prior to, and is not vested immediately prior to, the effective time of the merger will be (i) deemed earned and credited for performance, as described in the section entitled "The Merger — Interests of Callidus Directors and Executive Officers in the Merger — Interests of Executive Officers" beginning on page 48 of this proxy statement, with respect to any uncompleted performance period as of the date of the Merger Agreement and (ii) cancelled in exchange for the unvested right to receive in cash the per share merger consideration of $36.00 for each share of our common stock underlying such PSU (after giving effect to the foregoing crediting of performance metrics), without interest and less any withholding taxes required by applicable law, with such payment to vest and become payable on the date upon which each such PSU would have vested under the time-based vesting terms and conditions applicable to such PSU immediately prior to the effective time of the merger and at the pay-out levels set forth in the Merger Agreement (which were determined based on actual performance levels through 2017, except that uncompleted performance periods for PSUs granted in 2017 will be deemed to be earned at 100% of target, resulting in assumed 92% achievement for the full performance cycle). If such terms and conditions are not satisfied and such right does not otherwise vest pursuant to the terms of the applicable change of control agreement, no cash payment will be made with respect to such PSU.

       Unvested RSUs Held by Non-Employee Directors.    Each RSU held by our non-employee directors that is outstanding as of immediately prior to the effective time of the merger, whether vested or unvested, will be cancelled in exchange for the right to receive the per share merger consideration of $36.00 for each share of our common stock underlying such RSU (without interest), to be paid in cash in a single lump sum payment as soon as practicable (but in no event later than 30 days) following the effective time of the merger.

       Prior to the completion of the merger, we will take all actions necessary, and adopt all resolutions necessary, to effectuate the foregoing actions relating to outstanding stock options, RSUs and PSUs, including, without limitation, adopting resolutions that prohibit the granting of new awards under any of our equity plans effective as of immediately prior to the effective time of the merger.

    Treatment of Purchase Rights under Employee Stock Purchase Plan

       Each current offering period in progress as of the date of the Merger Agreement under our Amended and Restated Employee Stock Purchase Plan ("ESPP") will continue after the date of the Merger Agreement and shares will be issued to participants thereunder on the next currently scheduled purchase dates that occur after the date of the Merger Agreement (subject to the terms and conditions of the ESPP). However, any offering period in progress as of the effective time of the merger will be shortened, and the last day of each such offering period will be two business days before the date on which the effective time of the merger occurs and each then outstanding purchase right under the ESPP will be exercised automatically on the second business day prior to the effective time of the merger. No new offering period will commence under the ESPP at or after the date of the Merger Agreement, except following a valid termination of the Merger Agreement. Each purchased share under the ESPP will be converted at the effective time of the merger into the right to receive in cash the per share merger consideration of $36.00, without interest and less any withholding taxes required by applicable law. As of or immediately prior to the effective time of the merger, we will terminate the ESPP. We will also take any actions necessary, and adopt all resolutions necessary, to give effect to the foregoing transactions.

    Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates

       Prior to the effective time of the merger, SAP or Merger Sub will designate a paying agent and, from time to time after the effective time of the merger, SAP will deposit, or cause to be deposited, with the paying agent funds in amounts and at times necessary to pay the merger consideration to which former holders of our common stock will be entitled at the effective time of the merger (other than shares held by stockholders who properly demand appraisal rights with respect to any such shares and shares subject to unvested RSUs or PSUs). Promptly after the effective time of the merger, SAP will cause Callidus to make available funds, or deposit funds with Callidus, in amounts and at times necessary to pay the consideration to which former holders of options, RSUs and PSUs would be entitled at the effective time and thereafter.

       As promptly as practicable after the effective time of the merger, the paying agent will mail to each person who was a holder of record of a certificate or certificates representing shares of our common stock or shares held in book-entry with our transfer agent immediately prior to the effective time of the merger a letter of transmittal containing instructions for surrendering certificates or book-entry shares formerly representing such shares of our common stock in exchange for merger consideration. After the effective time of the merger, each holder of a certificate or book-entry shares previously representing such shares of our common stock will, upon surrender to the paying agent of a certificate (if such shares are certificated) and/or a properly completed letter of transmittal in accordance with the instructions thereto, be entitled to receive the merger consideration of $36.00 in cash, without interest and less any withholding taxes required by applicable law, for each share of our common stock formerly represented by such certificate or book-entry shares. Each certificate or book-entry share so surrendered will be cancelled. Until surrendered as contemplated by the terms of the Merger Agreement, each certificate or book-entry share formerly representing such shares of our common stock will be deemed at any time after the effective time to represent only the right to receive the merger consideration in cash as contemplated by the Merger Agreement, without interest.

       The cash paid upon surrender of any such certificate or book-entry shares will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of our common stock formerly represented by such certificate or book-entry shares. At the effective time of the merger, our stock transfer books will be closed and we will not register transfers of shares on our records.

       SAP, Merger Sub and Callidus (as the surviving entity) and the paying agent will have the right to deduct and withhold from the merger consideration such amounts as such parties are required to deduct and withhold with respect to making such payment in accordance with applicable rules and regulations, including the Code, including any stock transfer taxes.

       If any such certificate has been lost, stolen or destroyed, the paying agent will pay the merger consideration with respect to each share of our common stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by SAP, the posting by such person of a bond in an amount as SAP may direct as indemnity against any claim that may be made against the parties to the merger with respect to such certificate alleged to have been lost, stolen or destroyed.

       At any time following the six-month anniversary of the closing date of the merger, the surviving corporation may require the paying agent to deliver to it any funds (including any interest paid thereon) previously made available to the paying agent that have not been disbursed to holders of certificates or book-entry shares formerly representing shares of our common stock. After that point, stockholders will no longer be able to receive the merger consideration from the paying agent. Instead, they will be required to seek to obtain the merger consideration from only the surviving corporation and in so doing will be treated as general creditors with respect to the payment of any such merger consideration, without interest and subject to any withholding taxes required by applicable law.

Directors and Officers

       The Merger Agreement provides that Merger Sub's directors and Callidus's officers immediately prior to the effective time of the merger will, from and after the effective time of the merger, be the initial directors and continue as the officers, respectively, of the surviving corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until his or her respective successors have been duly elected, designated or qualified, or his or her earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.

Representations and Warranties

       We have made a number of representations and warranties to SAP and Merger Sub in the Merger Agreement regarding aspects of our business and other matters pertinent to the merger. The topics covered by these representations and warranties include the following:

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    our and our subsidiaries' organization, existence, good standing and qualification, organizational and governing documents, and similar corporate matters;

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    our subsidiaries;

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    our and our subsidiaries' capital structure and equity securities;

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    our corporate power and authority to execute and deliver the Merger Agreement, to perform our obligations under the Merger Agreement and to consummate the merger and the other transactions contemplated by the Merger Agreement;

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    the enforceability of the Merger Agreement against us;

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    the inapplicability of any state takeover or similar statute or regulation to the Merger Agreement and the merger;

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    the unanimous approval of our Board of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement and our Board's approving and declaring the Merger Agreement, the merger and the transactions contemplated by the Merger Agreement advisable, fair to and in our best interests and the best interests of our stockholders and recommending that our stockholders vote to adopt the Merger Agreement;

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    the absence of any stockholder rights agreement, rights plan, "poison pill" or other similar agreement adopted by us or our subsidiaries;

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    the absence of any violation of our or our subsidiaries' organizational or governing documents, rules or regulations of The Nasdaq Stock Market, certain contracts or laws or judgments to which we are subject as a result of our execution and delivery of the Merger Agreement and our consummation of the merger;

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    the consents, approvals, notices, waiting periods, filings and other similar actions with respect to governmental entities required as a result of our execution and delivery of the Merger Agreement and our consummation of the merger;

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    our and our subsidiaries' permits, authorizations, licenses and other matters of any governmental entity required for us and our subsidiaries to own, lease and operate the properties and assets and operate our business as currently conducted;

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    violations of law and material liabilities associated with any such violations or with any governmental entity;

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    compliance with the anti-corruption laws, environmental and hazardous substance laws, export and import laws and laws relating to economic, trade and financial sanctions;

    •
    the filing of required reports and other documents by us with the SEC since January 1, 2015, the compliance of such reports and documents with the applicable requirements of the federal securities laws, rules and regulations, the absence of any outstanding or unresolved comments received by us from the SEC and the accuracy of the information supplied by us contained therein;

    •
    compliance with the Sarbanes-Oxley Act of 2002;

    •
    the preparation of our financial statements included in our reports and documents filed with the SEC in accordance with GAAP and that such financial statements present fairly in all material respects our and our subsidiaries' financial position and the consolidated results of operations, cash flows and stockholders' equity as of the dates and for the periods referred to therein;

    •
    the absence of any enforcement actions or investigations by the SEC;

    •
    the maintenance by us of internal control over financial reporting and disclosure controls and procedures designed to ensure timely and adequate reporting;

    •
    the absence of complaints, allegations or assertions regarding questionable auditing practices or reported evidence of material violations of securities laws or fiduciary duties by our officers, directors, employees or agents;

    •
    compliance with corporate governance and listing requirements of The Nasdaq Stock Market and rules and regulations of the SEC;

    •
    our adoption of and waivers of our code of ethics;

    •
    the absence of certain undisclosed liabilities;

    •
    the absence of any joint venture, off-balance sheet partnership or other similar arrangement entered into for the purpose of, intended to, or with the known result of, avoiding the disclosure of any material transaction or material liability;

    •
    the conduct of our and our subsidiaries' respective businesses in the ordinary course of business consistent with past practice, in each case from September 30, 2017, to the date of the Merger Agreement;

    •
    the absence, in each case from September 30, 2017, to the date of the Merger Agreement, of:

    o
    any effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect;

    o
    amendments or other changes to our or our subsidiaries' organizational or governing documents;

    o
    certain dividends or other distributions on our or our subsidiaries' shares of capital stock or other equity interests or entering into any agreement with respect to the voting or registration of our or our subsidiaries' capital stock;

      o
      redemptions, purchases or other acquisitions of any of our or our subsidiaries' outstanding shares, except in connection with our stock options, RSUs and PSUs;

      o
      any splits, combinations or reclassifications of, or issuances of securities in respect of, our or our subsidiaries' capital stock or other equity interests;

      o
      mergers or consolidations with any third party or adoption of a plan of complete or partial liquidation or other reorganization of us or any subsidiary;

      o
      acquisitions of (including by merger, consolidation or acquisition of stock assets) any interest in any person or any division thereof or any assets (other than acquisitions of assets in the ordinary course of business consistent with past practice);

      o
      incurrence of additional indebtedness, issuances or sales of options, warrants or other rights to acquire any of our or our subsidiaries' indebtedness, or modification of our or our subsidiaries' current indebtedness terms;

      o
      investments, loans or advances, or capital contributions to any person or entity, other than to our subsidiary in the ordinary course of business and consistent with our past practice;

      o
      except as required by law or as provided in our benefit plans or other agreements of Callidus:

      •
      any increase in the compensation or benefits (including bonus and incentive award opportunities) payable or to become payable to our or our subsidiaries' directors, officers, employees (or any of their dependents or beneficiaries), except that employees below the level of Senior Vice President may receive increases in base salary consistent with past practice that do not exceed $2,000,000 in the aggregate, employees above the level of Senior Vice President may receive increases in base salary of up to 5% of their previous base salary, cash bonuses earned through December 31, 2017, may be paid out so long as they do not exceed $5,600,000 in the aggregate and cash bonuses may be paid out consistent with past practice under the various 2018 cash bonus programs that do not exceed $9,900,000 in the aggregate;

      •
      any grant of any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer, stockholders, independent contractors, consultants or employee of ours or our subsidiaries (or any of their respective dependents or beneficiaries) containing severance protection above what is required under applicable law (other than any agreement with a non-U.S. employee of ours or our subsidiaries hired after the date of the Merger Agreement and entered into in the ordinary course of business providing for terms that are required by law in such jurisdiction or are consistent with the forms made available to SAP prior to the date of the Merger Agreement for employees in the jurisdiction), or establish, adopt, enter into or amend any plan, program or arrangement that would be one of our benefit plans, compensation arrangements or stock option plans if in existence on the date of the Merger Agreement;

      •
      the taking of any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under, or issue new performance goals under, any of our benefit plans, compensation arrangements or stock option plans; or

      •
      the termination of the employment of any executive other than for "cause";

      o
      any material change in financial accounting methods, principles or practices, except as required by GAAP or law;

      o
      any material tax election or any change or revocation of any material tax election, change to any tax accounting period or change to any method of tax accounting;

      o
      any tax allocation, sharing, indemnity or closing agreement;

      o
      any settlement of tax liabilities;

      o
      filing any amended tax return or claim for tax refunds;

      o
      any consent to any extension or waiver of the limitations period applicable to any claim or assessment regarding taxes;

      o
      any write up, write down or write off of the book value of any assets in the aggregate, in excess of $1,000,000, except for depreciation and amortization in accordance with GAAP or as otherwise required by GAAP; and

      o
      any action to exempt or make not subject to takeover laws any person or any action that would otherwise have been subject to such laws;

    •
    employee benefits plans;

    •
    labor and other employment matters;

    •
    specified and material contracts;

    •
    certain pending and threatened litigation, orders, awards, judgments, and investigations;

    •
    our intellectual property;

    •
    tax matters;

    •
    our insurance policies;

    •
    title to our material properties and tangible assets and leasehold interests in any leased property;

    •
    our receipt of a fairness opinion from Qatalyst Partners;

    •
    the accuracy of the information supplied by us in connection with this proxy statement;

    •
    the required vote of our stockholders required to adopt the Merger Agreement;

    •
    the absence of pending indemnification claims by any of our or our subsidiaries' officers or directors;

    •
    the absence of any outstanding material disputes concerning our products or services with respect to any of our significant customers;

    •
    the absence of any knowledge or communication from any significant customer that it intends to not continue to be our customer;

    •
    privacy matters;

    •
    nonparticipation in any government contracts or government bids;

    •
    our engagement of, and payment of fees to, brokers, investment bankers and financial advisors, and fees payable by us to other advisors in connection with the Merger Agreement and the merger; and

    •
    related party transactions.

    Definition of Material Adverse Effect

       Some of our representations and warranties are qualified by a material adverse effect standard. The Merger Agreement provides that a material adverse effect is any change, event, development, occurrence, state of facts, circumstance or effect that:

    •
    is, or would reasonably be expected to be, individually or in the aggregate with all other effects, materially adverse to the business, financial condition, assets or results of operations of us and our subsidiaries, taken as a whole; or

    •
    prevents, or would reasonably be expected to prevent, consummation of the merger or our performance of any of our material obligations under the Merger Agreement.

       For purposes of the first bullet point above, the Merger Agreement provides that none of the following will constitute or be taken into account in determining whether there has been or reasonably would be expected to be, individually or in the aggregate, a material adverse effect:

    •
    changes affecting the economies of or financial, credit or capital market conditions anywhere in the world in which we and our subsidiaries operate, to the extent such changes do not adversely affect us and our subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries in which we and our subsidiaries operate;

    •
    changes in the trading volume or trading price of our common stock in and of itself (provided that the facts and circumstances giving rise to such changes in such volume or price may be deemed to constitute, and may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a material adverse effect);

    •
    changes in the industries in which we and our subsidiaries operate, to the extent such changes do not adversely affect us and our subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries in which we and our subsidiaries operate;

    •
    national or international political conditions, acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions threatened or existing as of the date of the Merger Agreement, to the extent such changes do not adversely affect us and our subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries in which we and our subsidiaries operate;

    •
    changes in law or GAAP, to the extent such changes do not adversely affect us or our subsidiaries, taken as a whole, in a manner disproportionate to other similarly situated participants in industries in which we and our subsidiaries operate;

    •
    any failure by us to meet any published analyst estimates or expectations of our revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by us to meet its internal budgets, plans or forecasts of our revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts and circumstances giving rise to such failures may be deemed to constitute, and may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a material adverse effect);

    •
    any legal proceedings made or brought by any of our current or former stockholders (on their own behalf or on behalf of us) against us or our Board or arising out of the merger or the other transactions, including this proxy statement;

    •
    any effects primarily resulting from or arising out of the execution, announcement or pendency of the Merger Agreement or the anticipated consummation of the merger (including the identity of SAP as the acquirer of us or SAP SE as parent of SAP);

    •
    fires, epidemics, quarantine restrictions, earthquakes, hurricanes, tornadoes or other natural disasters, to the extent such changes do not adversely affect us and our subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the locations in which we and our subsidiaries operate; or

    •
    any actions taken by us or any of our subsidiaries as required by the Merger Agreement.

       SAP and Merger Sub have made a number of representations and warranties to us regarding aspects of their business and various matters pertinent to the merger. The topics covered by these representations and warranties include the following:

    •
    their organization, existence and good standing;

    •
    their corporate power and authority to execute and deliver the Merger Agreement, to perform their obligations under the Merger Agreement and to consummate the merger and the other transactions contemplated by the Merger Agreement;

    •
    the absence of any violation of SAP's or Merger Sub's organizational or governing documents, certain contracts or laws and judgments applicable to SAP or Merger Sub as a result of SAP's and Merger Sub's execution and delivery of the Merger Agreement and the consummation of the merger;

    •
    the enforceability of the Merger Agreement against them;

    •
    the consents, approvals, waiting period termination or expiration, notices and other similar actions with respect to governmental entities required as a result of SAP's or Merger Sub's execution and delivery of the Merger Agreement and SAP's or Merger Sub's consummation of the merger;

    •
    the absence of actual or threatened litigation against SAP, Merger Sub or any SAP subsidiary challenging the merger, which, if adversely determined, would, either individually or in the aggregate, reasonably be expected to prevent consummation of the merger or performance by SAP or Merger Sub of any of their material obligations under the Merger Agreement;

    •
    the accuracy of information supplied by SAP and Merger Sub for inclusion in this proxy statement;

    •
    Merger Sub's formation solely for the purpose of engaging in the transactions pursuant to the Merger Agreement;

    •
    having sufficient funds for payments and obligations under the Merger Agreement; and

    •
    that neither SAP nor Merger Sub is an "interested stockholder" under Delaware's takeover statute.

       SAP SE has made representations and warranties to us in connection with its guaranty with respect to, among other matters:

    •
    SAP SE's authority to enter into the Merger Agreement; and

    •
    the enforceability of the Merger Agreement against SAP SE.

       The representations and warranties of each of the parties to the Merger Agreement will expire upon the effective time of the merger.

Covenants

    Conduct of Our Business Prior to the Merger

       In the Merger Agreement, we have agreed that from January 29, 2018, until the earlier of the termination of the Merger Agreement and the effective time of the merger, subject to certain exceptions, we will carry on, and cause each of our subsidiaries to carry on their, business in the ordinary course consistent with past practice, maintain all material permits, and use reasonable best efforts to keep available the services of our officers and key employees and preserve our goodwill, assets, technology, and our relationships with customers, suppliers, licensors, licensees, resellers and others having material business dealings with them.

       In addition, during such timeframe, we have agreed, with specified exceptions, to various restrictions on the conduct of our and our subsidiaries' business (except as expressly permitted by the terms of the Merger Agreement and applicable law), including restrictions on our and our subsidiaries' ability to:

    •
    amend our certificate of incorporation or bylaws or any of our subsidiaries' certificate of incorporation or bylaws or equivalent organizational documents;

    •
    issue, deliver, sell, pledge, dispose of, grant, transfer or otherwise subject to any lien, or authorize any of the foregoing, any shares of capital stock or other equity interests in Callidus or any of our subsidiaries other than (i) upon the exercise or settlement of options, RSUs and PSUs that are outstanding on the date of the Merger Agreement solely in accordance with their terms as of such date, (ii) pursuant to, and in accordance with, the ESPP, and (iii) grants of RSUs in connection with our annual review cycle that do not exceed $30,950,018 in the aggregate and grants in connection with hiring, retaining and promoting employees and President's Club Award Stock Grants that do not exceed $3,000,000 in the aggregate;

    •
    sell, lease, license, transfer or otherwise dispose of, allow to lapse or expire, pledge, mortgage or otherwise encumber or subject to any lien (other than a permitted lien), any of our intellectual property or software or any other material properties, rights or assets (including shares of capital stock or other equity interests in our subsidiaries), except (i) services agreements in our ordinary course of business, or (ii) transfers among us and our direct or indirect wholly-owned subsidiaries, in each case, excluding entering into any reseller or hosting agreement under which we or any of our subsidiaries will distribute software to a third party;

    •
    declare, set aside, make or pay any dividend or other distribution with respect to any shares of our capital stock or other equity interests or enter into any contract with respect to the voting or registration of our capital stock;

    •
    (i) except as required by the terms of the instruments governing such securities as of the date of the Merger Agreement, redeem, purchase or otherwise acquire any of our or our subsidiaries' outstanding shares of capital stock or other equity interests, except in connection with the exercise or settlement of any option, RSUs, or PSUs, in each case that are outstanding as of the date of the Merger Agreement, or are issued thereafter in compliance with the terms of Merger Agreement, and solely in accordance with their terms as of the date of the Merger Agreement; or (ii) reclassify, combine, split, subdivide, adjust or amend the rights of, any of our or our subsidiaries' shares of capital stock or other equity interests;

    •
    merge or consolidate us or any of our subsidiaries with any third party or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of us or any of our subsidiaries;

    •
    acquire (including by merger, consolidation or acquisition of stock or assets) any interest in any party or any division thereof, or any assets (other than acquisitions of assets in the ordinary course of business consistent with past practice);

    •
    incur, create, assume or otherwise become liable for any indebtedness, including through borrowings under any of our existing credit facilities, or issue or sell options, warrants, calls or other rights to acquire any of our or our subsidiaries' indebtedness, or take any action that would result in any amendment, modification or change of any term of any of our or our subsidiaries' indebtedness;

    •
    repurchase, prepay or amend or modify the terms of any of our or our subsidiaries' indebtedness;

    •
    make any loans, advances or capital contributions to, or investments in, any other party (other than (i) advancement of expenses to our employees in connection with the performance of their duties or (ii) to any of our wholly-owned subsidiaries in the ordinary course of business consistent with past practice);

    •
    terminate (other than by expiration in accordance with its terms), cancel, materially amend or agree to any material change in or material waiver under any material contract, or enter into any material contract other than:

    o
    entering into, amending or supplementing services agreements in the ordinary course of business consistent with past practice that are not otherwise a material contract; and

    o
    material amendments of contracts with our 50 largest customers, our top thirteen resellers and distributors, our fifteen largest suppliers, our ten largest licensors, or our top ten referral partners or systems integrators, where such amendment does not otherwise make such contract a material contract;

    •
    make, commit to or authorize any capital expenditures that (i) involve the purchase of real property or (ii) are in excess of our projected capital expenditures by more than 15 percent;

    •
    except as required by law or as provided in our benefit plans or our other agreements or policies with respect to severance or termination pay in existence on the date of the Merger Agreement, in the ordinary course of business consistent with past practice:

    o
    increase the compensation or benefits (including bonus and incentive award opportunities) payable or to become payable to our or our subsidiaries' directors, officers, or employees (or any of their dependents or beneficiaries) except that employees below the level of Senior Vice President may receive increases in base salary in the ordinary course of business consistent with past practice that do not increase the 2018 annual aggregate compensation expense by more than $2,000,000, employees above the level of Senior Vice President may receive increases in base salary of up to 5% of their current base salary, so long as such employee has been employed by us for at least 12 months at the time of such salary increase and does not receive more than one salary increase in 2018, and cash bonuses may be paid out (i) consistent with past practice as to the timing of payment under the various 2017 cash bonus programs that do not exceed $5,600,000 in the aggregate, and (ii) consistent with past practice in terms of total cost, eligibility, payment terms and, with certain exceptions set forth in the Merger Agreement, performance goals under the various 2018 cash bonus programs that do not exceed $9,900,000 in the aggregate, subject to continued service through the end of the performance period;

    o
    grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer, stockholders, independent contractors, consultants or employee of ours or our subsidiaries (or any of their respective dependents or beneficiaries) containing severance protection above what is required under applicable law (other than any agreement with a non-U.S. employee of ours or our subsidiaries hired after the date of the Merger Agreement and entered into in the ordinary course of business providing for terms that are required by law in such jurisdiction or are consistent with the forms made available to SAP prior to the date of the Merger Agreement for employees in the jurisdiction), or establish, adopt, enter into or amend any plan, program or arrangement that would be one of our benefit plans, compensation arrangements or stock option plans if in existence on the date of the Merger Agreement;

    o
    except as required by the Merger Agreement, take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under, or issue new performance goals under, any of our benefit plans, compensation arrangements or stock option plans; or

    o
    terminate the employment of any executive officer other than for "cause";

    •
    hire any person at a level of senior vice president or higher (provided, that we may hire any person at the senior vice president level or higher to fill any currently existing senior vice president position that becomes vacant after the date of the Merger Agreement);

    •
    make any material changes in financial accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by GAAP, applicable law or regulatory guidelines (in each case following consultation with our independent auditor);

    •
    waive, relinquish, release, transfer or assign any right with a value of more than $250,000 in any individual case or series of related cases or $750,000 in the aggregate (except that actions expressly permitted by the Merger Agreement will not count towards such amounts);

    •
    pay, discharge, compromise, settle or satisfy any actions or claims in excess of $250,000 in any individual case or series of related cases or $750,000 in the aggregate, other than claims incurred since September 30, 2017, in the ordinary course of business consistent with past practice (provided that, the payment, discharge, settlement or satisfaction of such action does not include any obligation (other than the payment of money) to be performed by us or any of our subsidiaries, and; provided further that the amount of any payment for which we receive indemnity reimbursement from an escrow fund established pursuant to an acquisition will not count towards the settlement thresholds set forth above);

    •
    (i) make, change or revoke any material tax election, change any annual tax accounting period or change any method of tax accounting, (ii) enter into any "closing agreement" as described in Section 7121 of the Code, (iii) enter into any tax allocation agreement, tax sharing agreement or tax indemnity agreement, (iv) settle or compromise any liability with respect to taxes, or audit or assessment related to taxes or file or surrender any claim for a refund of taxes (including any such refund to the extent it is used to offset or otherwise reduce tax liability), (v) file any amended tax return or file any claim for tax refunds, (vi) consent to any extension or waiver of the limitations period applicable to any claim or assessment with respect of taxes, or (vii) other than in the ordinary course of business consistent with past practice, take any action that voids, lessens or impedes the use or value of any tax incentives, tax credits, tax losses, deferred tax assets or other favorable tax benefit;

    •
    write up, write down or write off the book value of any assets, in the aggregate, in excess of $1,000,000, except (i) for depreciation and amortization in accordance with GAAP consistently applied or (ii) as otherwise required under GAAP;

    •
    convene any regular or special meeting (or any adjournment thereof) of our stockholders other than the special meeting and, if the closing had not occurred by June 30, 2018, Callidus's 2018 annual meeting of stockholders;

    •
    take any action to exempt the provisions of Section 203 of the DGCL or any other takeover law, any party (other than SAP SE, SAP, Merger Sub or any affiliate of SAP) or any action, which party or action would otherwise have been subject to such restrictive provisions;

    •
    engage in any of the following activities in any material respect outside the ordinary course of business consistent with past practice: (i) any promotional sales or discount activity with any customers or any practice with the intent to or which would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter), (ii) collections of receivables that would otherwise be expected (based on past practice) to be made in subsequent fiscal quarters or postponing to subsequent fiscal quarters payments by us or our subsidiaries that would otherwise be expected (based on past practice) to be made in prior fiscal quarters (including the current fiscal quarter), or (iii) any other promotional sales or discount activity in a manner outside the ordinary course of business consistent with past practices;

    •
    with respect to our registered intellectual property or other material owned intellectual property, (i) encumber, impair, abandon, fail to diligently maintain, transfer or otherwise dispose of any right of ours in any of our owned intellectual property (other than in the ordinary course of business consistent with past practice in connection with the license, distribution or sale of any of our products or services or the abandonment of any trademarks that we, in our reasonable business judgment, believe is not material and no longer worthwhile to us), or (ii) divulge, furnish to or make accessible any of our trade secrets to any party who is not subject to a valid and enforceable written obligation to maintain the confidentiality of such trade secrets; or

    •
    agree in writing or otherwise to take any of the actions described above.

       We have also agreed to take certain other actions in order to comply with data protection regulations that are scheduled to become effective in the coming months and ensure the security of our products.

    No Solicitation of Acquisition Proposals

       We have agreed that at all times from January 29, 2018, until the earlier of the termination of the Merger Agreement and the effective time of the merger, we and our subsidiaries will not, and we will direct our and our subsidiaries' directors, officers, accountants, consultants, legal counsel, advisors, agents and other representatives not to, and will not authorize or knowingly permit our representatives to, directly or indirectly:

    •
    initiate, solicit or knowingly encourage or knowingly induce (including by way of providing information relating to us or our subsidiaries or affording access to our business or properties) the making, submission or announcement of any acquisition proposal or acquisition inquiry or otherwise knowingly cooperate with or knowingly assist or participate in or knowingly facilitate the making, submission or announcement of any acquisition proposal or acquisition inquiry;

    •
    participate or engage in discussions or negotiations with any party with respect to an acquisition proposal or acquisition inquiry;

    •
    approve, adopt, endorse, declare advisable or recommend to our stockholders, or publicly propose to approve, adopt, endorse, declare advisable or recommend to our stockholders, any acquisition proposal, or publicly disclose a determination that any acquisition proposal is a superior proposal;

    •
    fail to include the Board's recommendation in this proxy statement, fail to publicly reject any tender offer or exchange offer that constitutes an acquisition proposal within ten business days, or withdraw, change, amend, modify or qualify or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to SAP or Merger Sub, our Board's recommendation to our stockholders in favor of the adoption of the Merger Agreement;

    •
    enter into any Merger Agreement, letter of intent, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement, joint venture agreement, partnership agreement or other similar contract constituting, relating to or that is intended to or reasonably likely to lead to an acquisition proposal or enter into any contract or agreement in principle requiring us to abandon, terminate or fail to consummate the merger, or resolve or agree to take any of the foregoing actions; or

    •
    terminate, waive, amend or modify any provision of, or grant permission under, any standstill, confidentiality agreement or similar contract to which we or any of our subsidiaries is a party.

       Despite these general prohibitions, at any time prior to the adoption of the Merger Agreement by our stockholders and subject to the conditions below, in response to a bona fide written acquisition proposal that our Board determines in good faith, after consultation with our outside legal counsel and a financial advisor of nationally recognized reputation, constitutes or could reasonably be expected to result in a superior proposal and with respect to which the Board determines in good faith, after consultation, that the failure to take such action would be inconsistent with the Board's fiduciary duties, we and our representatives may:

    •
    engage or participate in discussions or negotiations with, and only with, the party (or such party's representatives) that has made such acquisition proposal; and

    •
    furnish to the party (or such party's representatives) that has made the acquisition proposal information relating to us and our subsidiaries and/or afford access to our and our subsidiaries' business, properties, assets, books, records or the personnel, in each case pursuant to an acceptable confidentiality agreement.

       We may only take these actions if:

    •
    we did not receive such acquisition proposal in connection with or as a result of breaching or violating the terms of the Merger Agreement;

    •
    prior to engaging or participating in any such discussions or negotiations with or furnishing any information to, such party (or such party's representative), we give SAP written notice of the identity of such party and its representatives and all of the material terms and conditions of such acquisition proposal and of our intention to engage or participate in discussions or negotiations with, or furnish information to such party (or such party's representative);

    •
    contemporaneously with or prior to furnishing any information to such party, we furnish such information to SAP (to the extent such information has not been previously furnished by us to SAP);

    •
    we promptly, and in any event within 24 hours after the receipt by us, notify SAP orally and in writing of the receipt by us or our representatives of any acquisition proposal or acquisition inquiry, which notice must include (i) the material terms and conditions thereof and (ii) the identity of the party or group making any such acquisition proposal or acquisition inquiry;

    •
    we provide prompt notice to SAP no later than 24 hours after any material change regarding the material terms (including all amendments) of any such acquisition proposal or acquisition inquiry and upon SAP's request we provide an update on the status of discussions regarding such acquisition proposal;

    •
    we promptly (and in any event not later than 24 hours) after receipt or delivery thereof, provide SAP (or its outside counsel) with copies of all material documents (including any written, or electronic material to the extent such material contains any financial terms, conditions or other material terms relating to any acquisition proposal, including the financing thereof) exchanged between us or any of our subsidiaries or any of our representatives, on the one hand, and the party making an acquisition proposal or any of its affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the other hand;

    •
    we provide SAP with at least 24 hours prior notice (or such shorter notice as may be provided to our Board) of a meeting of our Board at which it is expected to consider an acquisition proposal; and

    •
    we do not, and we cause our subsidiaries not to, enter into any contract with any party subsequent to the date of the Merger Agreement that prohibits us from providing the any of the foregoing information to SAP.

    Change of Board Recommendation or Termination

       The Merger Agreement provides that neither our Board nor any committee of our Board will, or will agree or resolve to:

    •
    approve, adopt, endorse, declare advisable or recommend to our stockholders, or publicly propose to approve, adopt, endorse, declare advisable or recommend to our stockholders, any acquisition proposal or publicly disclose that our Board or any committee of our Board has determined that any acquisition proposal constitutes a superior proposal; or

    •
    fail to include our Board's recommendation to our stockholders in favor of the adoption of the Merger Agreement in this proxy statement, fail to recommend that stockholders reject any tender offer or exchange offer that constitutes an acquisition proposal, or withdraw, change, amend, modify or qualify or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to SAP or Merger Sub, our Board's recommendation to our stockholders in favor of the adoption of the Merger Agreement (any of the actions referred to in this bullet of the preceding bullet are deemed to constitute a "change of Board recommendation").

       Notwithstanding the foregoing, subject to the conditions described below, our Board may, at any time prior to the adoption of the Merger Agreement by our stockholders, in response to a superior proposal or an intervening event (as defined in the Merger Agreement and as described below under this heading), effect a change of Board recommendation or, in the case of a superior proposal, terminate the Merger Agreement and simultaneously enter into an alternative acquisition agreement implementing a superior proposal.

       At any time prior to the adoption of the Merger Agreement by our stockholders, our Board may (i) effect a change of Board recommendation in response to a superior proposal or (ii) terminate the Merger Agreement and simultaneously enter into an alternative acquisition agreement implementing a superior proposal only if (1) we receive an acquisition proposal from a party that our Board determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, constitutes a superior proposal, (2) our Board determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that the failure to do so would be inconsistent with its fiduciary duties to our stockholders under applicable law and (3) in the case of clause (ii) above, concurrently with such termination we pay the fee described below under "— Termination Fee and Expenses" beginning on page 87 of this proxy statement. However, for any such change of Board recommendation or termination to be valid, the following must occur:

    •
    we must provide prior written notice to SAP, at least four business days in advance of the change of Board recommendation or termination of the Merger Agreement, of our intention to effect such a change of Board recommendation (which notice itself will not constitute a change of Board recommendation) or to enter into a definitive agreement implementing a superior proposal (which notice itself will not constitute a change of Board recommendation), which notice must specify the details of such superior proposal, and provide the execution draft of the definitive agreement with respect to such superior proposal and other material documents with respect to such superior proposal, and the basis upon which our Board intends to effect a change of Board recommendation or to terminate this Agreement; and

    •
    prior to effecting a change of Board recommendation or terminating the Merger Agreement to enter into a definitive agreement implementing a superior proposal, (i) if requested by SAP, we must negotiate, and we must cause our representatives to negotiate, during such four business day period of notice, with SAP in good faith to enable SAP to make a binding written order to effect such adjustments in the terms and conditions of the Merger Agreement so that the superior proposal would no longer be superior to the transactions contemplated by the Merger Agreement, and (ii) following the end of the four business days, the Board must consider any such binding offer in good faith and after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, determine that the alternative proposal is still a superior proposal.

       In the event of any amendment to the financial terms or any other material revisions to the superior proposal, we are required to deliver a new notice to SAP pursuant to the requirements set forth above (including the start of a new notice period for a superior proposal), except that the notice period will be at least three business days rather than four business days as contemplated above.

       At any time prior to the adoption of the Merger Agreement by our stockholders, our Board may effect a change of Board recommendation in response to an intervening event only if our Board determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that the failure to do so would be inconsistent with our Board's fiduciary duties to our stockholders under applicable law. However, for any such change of Board recommendation to be valid, the following must occur:

    •
    we must provide prior written notice to SAP, at least four business days in advance of the change of Board recommendation of our intention to effect a change of Board recommendation, which notice must specify the details of the intervening event and the basis upon which our Board intends to effect a change of Board recommendation; and

    •
    prior to effecting a change of Board recommendation, (i) if requested by SAP, we must negotiate, and we must cause our representatives to negotiate, during the foregoing four business day intervening event notice period, with SAP in good faith to enable SAP to make a binding written order to effect such adjustments in the terms and conditions of the Merger Agreement so that a change of Board recommendation is no longer necessary, and (ii) following the end of the four business days, the Board must consider any such binding offer in good faith and after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, and determine that notwithstanding the terms of such binding written offer, it would continue to be inconsistent with the director's fiduciary duties to our stockholders under applicable law to not effect the change of Board recommendation.

       Should any changes to the circumstances applicable to the intervening event occur after the start of the notice period for the intervening event, we are required to deliver a new notice to SAP pursuant to the requirements set forth above (including the start of a new notice period for the intervening event), except that the notice period must be at least three business days rather than four business days as contemplated above.

       The covenant in the Merger Agreement generally prohibiting us from soliciting takeover proposals does not prevent us from complying with Rules 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act, in each case in response to a tender offer; provided, however, that except as otherwise permitted by the terms of the Merger Agreement, such disclosure is limited to: (i) a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, (ii) an express rejection of any applicable acquisition proposal, and/or (iii) an express reaffirmation of the our Board recommendation, which disclosure may, in each of the foregoing cases, include a description of any acquisition proposal and related communications and evaluations to the extent required by law for such a communication.

       An "acquisition proposal" means any offer or proposal (whether or not in writing) concerning, for or relating to any

    •
    direct or indirect purchase or other acquisition by any party or "group" (as defined in or under Section 13(d) of the Exchange Act) of beneficial ownership of 15% or more of our total outstanding equity interests or voting securities, or any tender offer or exchange offer that, if consummated, would result in any party or "group" (as defined in or under Section 13(d) of the Exchange Act) beneficially owning 15% or more of our total outstanding equity interests or voting securities;

    •
    direct or indirect purchase or other acquisition of 50% or more of any class of equity or other voting securities of one or more of our subsidiaries, the business(es) of which, individually or in the aggregate, generate or constitute (as applicable) 15% or more of our and our subsidiaries' consolidated net revenues or net income (for the twelve month period ending on the last day of our most recently completed fiscal quarter) or assets (measured by the greater of book value or fair market value thereof as of the date of such transaction), taken as a whole;

    •
    merger, consolidation, business combination, share exchange, joint venture or other similar transaction involving us or one or more of our subsidiaries, the business(es) of which, individually or in the aggregate, generate or constitute (as applicable) 15% or more of our and our subsidiaries' consolidated net revenues or net income (for the twelve month period ending on the last day of our most recently completed fiscal quarter) or assets (measured by the greater of book value or fair market value thereof as of the date of such transaction), taken as a whole, pursuant to which our stockholders (as a group) or such subsidiary of ours or our subsidiaries, as applicable, immediately preceding such transaction hold less than 85% of the equity interests in or voting securities of the surviving or resulting entity of such transaction;

    •
    our or any of our subsidiaries' liquidation, dissolution, recapitalization or reorganization, other than one of our wholly-owned subsidiaries;

    •
    direct or indirect sale, transfer or disposition of assets (including by any license or lease, other than licenses or leases under customer agreements entered into in the ordinary course of business) of ours or one or more of our subsidiaries, which assets, individually or in the aggregate, generate or constitute (as applicable) 15% or more of our and our subsidiaries' consolidated net revenues or net income (for the twelve month period ending on the last day of our most recently completed fiscal quarter) or assets (measured by the greater of book value or fair market value thereof as of the date of such transaction), taken as a whole; or

    •
    any combination of the foregoing transactions that results in one of the effects referenced in foregoing bullets above; provided that in no event will the transactions between SAP, Merger Sub and us (or any other transactions between SAP, Merger Sub or their affiliates, on the one hand, and us and our subsidiaries, on the other hand), be deemed to be an "acquisition proposal."

       A "superior proposal" means any unsolicited, bona fide written offer or proposal (that has not been withdrawn and that did not result from a breach of the non-solicitation provisions of the Merger Agreement), to acquire all of our outstanding equity interests, that (i) is not subject to a financing condition (and if financing is required, such financing is then committed to the party or "group" (as defined in or under Section 13(d) of the Exchange Act) making such offer or proposal), (ii) is reasonably likely to be consummated on the terms and conditions contemplated thereby and (iii) the Callidus Board has determined in good faith after consultation with our outside legal counsel and a financial advisor of nationally recognized reputation is more favorable to our stockholders (in their capacity as such) from a financial point of view than the merger, in each case taking into account the legal, financial and regulatory aspects of the written offer or proposal, including the financing terms thereof, the likelihood and timing of consummation, and the identity of the party making such written offer or proposal.

       An "intervening event" means any material positive event or development or material positive change in circumstances with respect to us and our subsidiaries taken as a whole that (i) was neither known to our Board or any of our officers, nor reasonably foreseeable as of or prior to the date of the Merger Agreement and (ii) does not relate to (1) any acquisition proposal or acquisition inquiry, (2) any events, changes or circumstances relating to SAP, Merger Sub or any of their affiliates, including the announcement or pendency of the Merger Agreement or the transactions contemplated thereby, (3) clearance of the transactions contemplated by the Merger Agreement under the HSR Act or compliance with any other antitrust laws, (4) the fact we meet or exceed any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of the Merger Agreement, or (5) changes after the date of the Merger Agreement in the market price or trading volume of our shares or our credit rating (it being understood that matters underlying the changes described in clauses (4) and (5) may be deemed to constitute, or be taken into account, in determining whether there has been an "intervening event").

Special Meeting of Callidus's Stockholders

       We have agreed, subject to any applicable legal restraints, to convene and hold a special meeting of our stockholders, for the purpose of the adoption of the Merger Agreement by our stockholders, no earlier than the 30th calendar day and no later than the 40th calendar day immediately following the date of mailing of the definitive proxy statement to our stockholders. We have also agreed to use our reasonable best efforts to solicit from our stockholders proxies in favor of the adoption of the Merger Agreement and to secure any other vote or consent of our stockholders as required by the rules of The Nasdaq Stock Market, the DGCL or other applicable law to effect the merger. We may not change the record date or postpone or adjourn the special meeting without the prior written consent of SAP, except with written notice to, and in consultation with, SAP we may adjourn the special meeting by not more than ten calendar days in order to comply with applicable law or obtain a quorum necessary for the special meeting and for obtaining stockholder approval of the merger, and SAP may cause us to postpone or adjourn the special meeting by prior written notice to us.

       Unless the Merger Agreement is terminated, we are required to convene and hold the stockholders meeting regardless of whether our Board effects a change of Board recommendation. Further, our obligation to hold the stockholders meeting will not be affected by the commencement, public proposal, public disclosure or communication to us of any acquisition proposal or acquisition inquiry (whether or not such acquisition proposal is a superior proposal). Unless the Merger Agreement is terminated in accordance with its terms, we have agreed that we will not submit to the vote of our stockholders any acquisition proposal (whether or not a superior proposal) prior to the vote of our stockholders with respect to the merger at the special meeting.

Efforts to Consummate the Merger; Regulatory Matters

       We have agreed, upon the reasonable request of SAP, to use our reasonable best efforts to obtain any consents, approvals or waivers of third parties with respect to any of our or our subsidiaries' contracts, as may be necessary or appropriate for the consummation of the transactions contemplated by the Merger Agreement or required by the terms of any such contract (including such consents as are necessary such that no third party will obtain additional rights under any such contract as a result of the consummation of the transactions contemplated by the Merger Agreement) as a result of the execution, performance or consummation of the transactions contemplated by the Merger Agreement; provided that, we must coordinate with SAP and cooperate in determining whether any actions, consents, approvals or waivers should be sought to be obtained from third parties (including under any of our material contracts) in connection with consummation of the transactions contemplated by the Merger Agreement and seeking any such actions, consents, approvals or waivers.

       We and SAP have each agreed to use reasonable best efforts to:

    •
    take, or cause to be taken, all other appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by the Merger Agreement as promptly as practicable; and

    •
    as promptly as practicable, obtain from any governmental entities any consents, licenses, permits, certificates, filings, exemptions, waivers, approvals, authorizations, registrations, waiting period expirations or terminations, clearances or orders required to be obtained by SAP or us or any of our respective subsidiaries, or to avoid any action or investigation by any governmental entity (including those in connection with the antitrust laws), in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the merger and the other transactions contemplated by the Merger Agreement.

       We, SAP and Merger Sub will as promptly as practicable:

    •
    make all necessary applications, notices, petitions and filings required, and thereafter make any other required submissions and respond as promptly as practicable to any requests for additional information or documentary material with respect to the Merger Agreement and the merger as is required under (i) the Exchange Act, and any other applicable foreign, federal or state securities laws, (ii) the antitrust laws, and (iii) any other applicable law; and

    •
    obtain from any governmental entities any consents, licenses, permits, certificates, filings, exemptions, waivers, approvals, authorizations, registrations, waiting period expirations or terminations, clearances or orders required to be obtained by SAP or us or any of our respective subsidiaries, or to avoid any action by any governmental entity (including those in connection with the antitrust laws), in connection with the authorization, execution and delivery of the Merger Agreement and the consummation of the merger and the other transactions contemplated by the Merger Agreement.

       However, neither SAP, Merger Sub nor any of their respective affiliates are obligated to (and we and our subsidiaries will not, without the prior written consent of SAP, agree to):

    •
    divest, hold separate (including by establishing a trust), or enter into any license (whether pursuant to an exclusive or nonexclusive license) or similar agreement with respect to, or agree to restrict the ownership or operation of, or agree to conduct or operate in a specified manner, any portion of the business or assets of SAP, Callidus or any of our respective affiliates;

    •
    pay any amounts or make any commitments to obtain any consents, licenses, permits, certificates, exemptions, waivers, approvals, authorizations, registrations, clearances or orders of a governmental entity or any other party (other than the payment of filing fees and expenses and fees of counsel) in connection with the transactions contemplated by the Merger Agreement; or

    •
    limit in any manner the ability of such entities to conduct, own, operate or control their respective businesses, assets or properties or of the businesses, properties or assets of us and our subsidiaries, or otherwise enter into any voting trust arrangement, proxy arrangement or similar agreement or arrangement.

       SAP or any of its affiliates are not obligated to litigate or participate in the litigation of any action brought by any governmental entity or appeal any order that:

    •
    challenges or seeks to make illegal, delay materially or otherwise directly or indirectly restrain or prohibit the consummation of the merger or any of the other transactions contemplated by the Merger Agreement or seeking to obtain from SAP or any of its affiliates any damages in connection therewith; or

    •
    seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by us, SAP or any of our respective affiliates of all or any portion of the business, assets or any of our products or product of SAP or any of its affiliates or to require any such party to divest, hold separate, or enter into any license (whether pursuant to an exclusive or nonexclusive license) or similar agreement with respect to any portion of the business or assets of SAP, us or any of our respective affiliates.

       In addition, nothing contained in the Merger Agreement restricts SAP or its affiliates from developing, soliciting, considering, communicating, exchanging, or furnishing information, negotiating, disclosing, entering into or consummating potential or definitive strategic transactions through both internally generated and third-party proposals.

Conditions to the Closing of the Merger

       Our, SAP's and Merger Sub's obligations to effect the merger are subject to the satisfaction or waiver at or prior to the effective time of the merger of each of the following conditions:

    •
    the adoption of the Merger Agreement by an affirmative vote of the holders of a majority of the outstanding shares of our common stock;

    •
    the expiration or earlier termination of the waiting period under the HSR Act;

    •
    the receipt of approval under certain other antitrust laws or the expiration of any mandatory waiting period related thereto; and

    •
    the absence of any order (whether temporary, preliminary or permanent) of a court of competent jurisdiction or any other governmental entity of competent jurisdiction restraining, enjoining or prohibiting the merger and the absence of any law promulgated or deemed applicable to the merger by any governmental entity of competent jurisdiction that prevents the consummation of the merger.

       SAP's and Merger Sub's obligations to effect the merger are further subject to the satisfaction or waiver at or prior to the effective time of the merger of the following conditions:

    •
    certain representations and warranties relating to our capitalization contained in the Merger Agreement are true and correct in all material respects as of immediately prior to the effective time of the merger with the same force and effect as if made on and as of such time, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time); provided, however, that if the aggregate amount required to be paid by SAP as consideration in the merger is more than $3,500,000 greater than the amount that would be payable if such representations and warranties relating to our capitalization were accurate in all respects (including as a result of there being outstanding or issuable additional shares, stock options, RSUs, PSUs or other securities convertible into our common stock in connection with the merger), such representations and warranties will not be deemed to be true and correct in all material respects;

    •
    our representations and warranties contained in the Merger Agreement relating to our organization and qualification, subsidiaries; opinion of our financial advisor; required vote; and brokers and fees (collectively, the "fundamental representations") that are qualified by materiality or material adverse effect on us are true and correct in all respects as of immediately prior to effective time of the merger with the same force and effect as if made on and as of such date except for fundamental representations that relate to a specific date or time (which need only be true and correct in all respects as of such date or time), and all of the fundamental representations that are not qualified by materiality or material adverse effect on us are true and correct in all material respects as of immediately prior to the effective time of the merger with the same force and effect as if made on and as of such time except for fundamental representations that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time);

    •
    our representations and warranties contained in the Merger Agreement (other than certain representations and warranties related to our capitalization and the fundamental representations) (without giving effect to any materiality or material adverse effect on us qualifications therein, except for certain representations relating to absence of certain changes or events), are true and correct as of immediately prior to the effective time of the merger with the same force and effect as if made on and as of such time, except for such representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), except in each case any failure to be true and correct that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

    •
    the performance in all material respects of all obligations and agreements contained in the Merger Agreement required to be performed or complied with by us prior to or on the closing date;

    •
    since January 29, 2018, a material adverse effect on us has not occurred and is not continuing;

    •
    the receipt by SAP of a certificate from our chief executive officer and chief financial officer, dated as of the closing of the merger, to the effect that each of the conditions set forth in the preceding five bullet points and the condition that holders of a majority of the outstanding shares of our common stock have adopted the Merger Agreement have been satisfied;

    •
    the absence of any pending action brought by any specified governmental entity against SAP, Merger Sub, us, any of our subsidiaries or any of our respective affiliates in connection with the merger, (i) that could lead to making illegal, restraining or prohibiting the consummation of any of the transactions contemplated by the Merger Agreement, including the merger, (ii) that could lead to prohibiting or imposing limitations on the ability of SAP or Merger Sub, or otherwise rendering SAP or Merger Sub unable, to pay for or acquire any or all of our common stock pursuant to the merger, or seeking to require divestiture of any or all of our common stock to be acquired pursuant to the merger and the other transactions contemplated by the Merger Agreement, (iii) that could lead to prohibiting or imposing any limitations on the ownership or operation by SAP, us or any of our affiliates of all or any portion of the businesses or assets of SAP, us or any of our affiliates as a result of or in connection with the merger or the other transactions contemplated by the Merger Agreement, or otherwise compelling SAP, us or any of our affiliates to divest, hold separate, or enter into any license (whether pursuant to an exclusive or nonexclusive license) or similar agreement with respect to any portion of the business or assets of SAP, us or any of our respective affiliates, (iv) that could lead to a requirement that SAP, us or any of our affiliates enter into any voting trust arrangement, proxy arrangement or similar agreement or arrangement with respect to any portion of the business or assets of SAP, us or any of our respective affiliates, or (v) that could lead to prohibiting or imposing limitations on the ability of SAP or Merger Sub effectively to acquire, hold or exercise full rights of ownership of our common stock to be acquired pursuant to the merger and the other transactions contemplated by the Merger Agreement, including the right to vote our common stock on all matters properly presented to our stockholders; and

    •
    the absence of any law enacted, entered, enforced or promulgated by any specified governmental entity, other than the application to the merger of applicable waiting periods under the HSR Act or similar waiting periods with respect to any other antitrust laws that (x) has resulted, or is reasonably likely, individually or in the aggregate, to result, directly or indirectly, in any of the consequences referred to in clauses (i) through (v) of the preceding bullet point or (y) has the effect of making the merger or any of the other transactions contemplated by the Merger Agreement illegal or which has the effect of prohibiting or otherwise preventing the consummation of the merger or any of the other transactions contemplated by the Merger Agreement.

       Our obligations to effect the merger are further subject to the satisfaction by SAP and/or Merger Sub or waiver by us at or prior to the effective time of the merger of the following conditions:

    •
    the representations and warranties of SAP and Merger Sub contained in the Merger Agreement (without giving effect to any materiality qualifications or any qualification with respect to any effect that, individually or in the aggregate with all other effects would prevent, or would reasonably be expected to prevent, consummation of the merger or performance by SAP or Merger Sub of any of their material obligations under the Merger Agreement) are true and correct as of immediately prior to the effective time of the merger with the same force and effect as if made on and as of immediately prior to the effective time, except for such representations and warranties in the Merger Agreement that relate to a specific date or time (which need only be true and correct as of such date or time); in each case except for such failures to be true and correct as have not or would not reasonably be expected to have, individually or in the aggregate, an effect that would prevent the closing of the merger or the performance by SAP or Merger Sub of any of their material obligations under the Merger Agreement;

    •
    the performance by SAP and Merger Sub in all material respects of all obligations and agreements contained in the Merger Agreement to be performed or complied with by them prior to or on the closing date; and

    •
    the receipt of a certificate from an officer of SAP, dated as of the closing of the merger, to the effect that each of the conditions in the preceding two bullet points have been satisfied or waived.

Termination of the Merger Agreement

       The Merger Agreement may be terminated under the following circumstances:

       by mutual written consent of Callidus and SAP, by action of our respective boards of directors;

       by either SAP or Callidus if:

    •
    the effective time of the merger has not occurred on or before July 30, 2018, except that the date may be extended for up to three months if all conditions to the consummation of the merger have been satisfied or waived, other than (i) the termination or expiration of any waiting period under the HSR Act, (ii) receipt of other antitrust or competition law approvals required under the Merger Agreement, (iii) existence of an order under any antitrust law prohibiting the closing of the merger, or (iv) existence of a pending action by a governmental entity that asserts, or the enactment or enforcement of a law that would result in, the illegality of, or placement of certain prohibitions or limitations on, the consummation of the merger or the ownership of Callidus by SAP ("Outside Date"); provided, however that the right to terminate the Merger Agreement in accordance with the provision described above is not available to any party whose breach of the Merger Agreement has been the primary cause of the failure of the effective time of the merger to have occurred on or before the relevant date;

    •
    a court or governmental entity has issued a final order or taken any other final action to permanently restrain, enjoin or otherwise prohibit, whether before or after the time that stockholder approval is obtained, the merger, and such order has become final and nonappealable; or

    •
    our special meeting of the stockholders (including any adjournment or postponement thereof) has concluded, our stockholders have duly voted, and the adoption of the Merger Agreement by our stockholders has not been obtained;

       by Callidus if:

    •
    at any time prior to the adoption of the Merger Agreement by our stockholders, our Board determines to accept a superior proposal, but only if we have complied with our obligations with respect to such proposal under the terms of the Merger Agreement (including with respect to any acquisition inquiry underlying the proposal), and we are permitted to accept such superior proposal pursuant to the terms of the Merger Agreement, provided that such termination will not be effective unless we, concurrently with such termination, enter into the alternative acquisition agreement and pay the termination fee to SAP as described below under the heading "— Termination Fee and Expenses"; or

    •
    SAP breaches a representation or warranty or fails to perform a covenant contained in the Merger Agreement that would prevent closing of the merger or performance by SAP or Merger Sub of their material obligations under the Merger Agreement and such breach or failure to perform cannot be remedied or is not remedied by SAP or Merger Sub within 20 business days after we give notice to SAP of such breach or failure to perform, but this right to terminate the Merger Agreement will not be available to us if such breach or failure to perform resulted primarily from our breach of the Merger Agreement; and

       by SAP if:

    •
    there has been a change of Board recommendation;

    •
    we fail to issue a press release that expressly reaffirms our Board recommendation within five business days after our receipt of a written request by SAP to provide such reaffirmation following the date that any party or group (as defined under Section 13(d) of the Exchange Act), other than SAP or Merger Sub, (i) has made an acquisition proposal (other than a tender offer or exchange offer described in the bullet below) and the existence of such acquisition proposal becomes publicly known or (ii) has publicly announced an intention (whether or not conditional) to make an acquisition proposal or the existence of an intention to make an acquisition proposal has otherwise become publicly known, provided that SAP is permitted only one such reaffirmation request per acquisition proposal, amendment thereof or material change in circumstances relating thereto;

    •
    a tender offer or exchange offer that constitutes an acquisition proposal is commenced, and our Board does not recommend that our stockholders reject the tender offer or exchange offer and not tender their common stock into such tender offer or exchange offer within ten business days after commencement of the tender offer or exchange offer;

    •
    we breach the non-solicitation provisions of the Merger Agreement in any material respect;

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    we fail to include in this proxy statement our Board's recommendation for our stockholders to adopt the Merger Agreement;

    •
    we or our Board (or any committee thereof) resolves, authorizes or publicly proposes to do any of the actions specified above;

    •
    we breach a representation or warranty or fail to perform a covenant contained in the Merger Agreement so that the related closing condition would not be satisfied and such breach or failure to perform cannot be cured or is not cured by us within 20 business days after SAP gives notice to us of such breach or failure to perform, but this termination right will not be available to SAP if the circumstances of such breach or failure to perform resulted primarily from the breach of the Merger Agreement by SAP or Merger Sub; or

    •
    an effect occurs that, individually or in the aggregate, has had, and continues to have, a material adverse effect and either such effect is not capable of being remedied or at least 20 business days have elapsed since the occurrence of such effect.

Termination Fee and Expenses

       Each party will generally pay its own fees and expenses in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement, whether or not the merger is consummated.

       We will be required to pay a termination fee of $75 million to SAP if at any time prior to the adoption of the Merger Agreement by our stockholders, our Board determines to terminate the Merger Agreement to accept a superior proposal pursuant to the terms of the Merger Agreement; provided, however, that such termination will not be effective unless we, concurrently with such termination, enter into the alternative acquisition agreement and pay the termination fee.

       We will be required to pay a termination fee of $75 million to SAP if the Merger Agreement is terminated by SAP for any of the reasons set forth in the first six bullets above under the header "— Termination of the Merger Agreement — by SAP if," starting on page 86 of this proxy statement.

       We will also be required to pay a termination fee of $75 million to SAP if:

    •
    the Merger Agreement is terminated by either SAP or us for any of the following reasons:

    o
    the Outside Date is reached, and (1) our stockholders have not adopted the Merger Agreement at the special meeting of stockholders (or at any adjournment or postponement thereof) that we have held and completed for such purpose, or (2) SAP would then be entitled to terminate the Merger Agreement as a result of our willful breach of the Merger Agreement;

      o
      our stockholders do not adopt the Merger Agreement at the special meeting of stockholders; or

      o
      a willful breach of the Merger Agreement by us; and

    •
    prior to the date of such termination of the Merger Agreement, an acquisition proposal has been made known to us or publicly disclosed (and not publicly withdrawn prior to such termination) and concurrently with, or within 12 months after, such termination, we either (i) consummate a transaction that constitutes an acquisition proposal, or (ii) enter into a definitive agreement to engage in a transaction or a tender offer is commenced that, in either case, constitutes an acquisition proposal, and such transaction or tender offer is subsequently consummated or completed (whether or not such consummation or completion occurs before or after the 12-month period following such termination). However, if the party with which a transaction or tender offer is ultimately consummated is the same party that made an acquisition proposal prior to the termination of the Merger Agreement, the requirement that a breach by us be "willful," in the first and third sub-bullets of the preceding bullet will be disregarded for purposes of determining if SAP if entitled to the termination fee.

Solely for purposes of this paragraph, an acquisition proposal is an offer or proposal concerning, for or relating to (1) the purchase of, or commencement of a tender offer that if consummated would result in the acquisition of, 50% or more of our equity interests or voting securities; (2) the acquisition of 50% or more of any class of equity or other voting security of one or more of our subsidiaries, which subsidiaries individually or in the aggregate generate 50% or more of our consolidated net revenues or net income or constitute more than 50% of our consolidated assets; (3) a merger, consolidation, business combination or another similar transaction, involving us or one or more of our subsidiaries, the businesses of which individually or in the aggregate generate 50% or more of our consolidated net revenues or net income or constitute more than 50% of our consolidated assets, where our stockholders or the stockholders of our subsidiaries, as applicable, immediately preceding such transaction would hold less than 50% of the stock or the voting securities in the surviving entity of such transaction; (4) the liquidation, dissolution, recapitalization or reorganization of Callidus or any of our subsidiaries other than a wholly-owned subsidiary; (5) the sale of our or our subsidiaries' assets which assets generate 50% or more of our consolidated net revenues or net income or constitute more than 50% of our consolidated assets; or (6) any combination of the foregoing.

Indemnification and Insurance

       For a period of six years from and after the effective time of the merger, Callidus, as the surviving corporation, will (and SAP will cause the surviving corporation to) indemnify and hold harmless all of our and our subsidiaries' past and present directors, officers and employees to the same extent such persons were indemnified as of the date of the Merger Agreement by us pursuant to applicable law, our and our subsidiaries' certificate of incorporation and bylaws, and specified indemnification agreements in existence on the date of the Merger Agreement, arising out of acts or omissions in their capacity as our and our subsidiaries' directors, officers or employees occurring at or prior to the effective time of the merger. The surviving corporation will (and SAP will cause the surviving corporation to) advance expenses (including reasonable legal fees and expenses) incurred in the defense of any actions with respect to the matters subject to indemnification pursuant to the preceding sentence in accordance with the procedures set forth in our certificate of incorporation and bylaws, and indemnification agreements, if any, in existence on the date of the Merger Agreement; provided, however, that any of our and our subsidiaries' directors, officers or employees to whom expenses are advanced undertakes, to the extent required by the DGCL or by the applicable indemnification agreement or organization document, to repay such advanced expenses to the surviving corporation if it is ultimately determined that such director, officer or employee is not entitled to indemnification under applicable law or pursuant to the applicable indemnification agreement or organization document.

       In the event the surviving corporation or any of our subsidiaries consolidate with or merge into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another entity, then proper provision will be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, assumes the obligations described above (without relieving SAP of the obligations described above).

       We will obtain prior to the effective time of the merger a directors and officers runoff insurance policy, or "tail" insurance policy, with a claims period of six years from the effective time of the merger with respect to directors' and officers' liability insurance covering those persons who were, as of the date of the Merger Agreement, covered by our directors' and officers' liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the Merger Agreement. Neither we nor the surviving corporation will be required to pay an annual premium for such tail policy in excess of 250% of the last annual premium paid prior the date of the Merger Agreement.

Employee Matters

       SAP has agreed to generally recognize the service of our employees (and employees of our subsidiaries) in the United States prior to the effective time of the merger for vesting, eligibility and level of benefits purposes (but not for accrual purposes, except for vacation and severance, if applicable) in connection with certain employee benefit plans maintained by SAP or its subsidiaries in which our employees will participate following the completion of the merger in each case except to the extent that recognizing such service would result in a duplication of benefits. In addition, subject to certain exceptions, SAP has agreed to waive pre-existing condition limitations (to the extent satisfied under one of our benefit plans immediately prior to the effective time of the merger), waive participation waiting periods (to the extent waived or satisfied under one of our benefit plans immediately prior to the effective time of the merger) and credit co-payments and deductibles paid by our employees for the plan year in which the effective time of the merger occurs under certain welfare plans in which our employees may be eligible to participate after the completion of the merger, to the extent that we provide relevant documentation reasonably requested by SAP within 20 days of such request. Until December 31, 2018, SAP or its subsidiaries will provide our employees in the United States who continue to be employed by SAP or a subsidiary of SAP with base salary and base wage rates, and target annual cash performance bonus opportunities (but not equity or cash-settled equity based incentive opportunities) that are substantially comparable in the aggregate than such employees were eligible to earn from us immediately prior to the effective time of the merger.

Additional Agreements

       Except as would violate applicable law or securities exchange rules, we, SAP and SAP SE have agreed that no public release or announcement concerning the merger will be issued without the prior written consent of SAP and us.

       We and SAP have agreed to promptly notify each other of the occurrence of any event that is reasonably likely to cause any condition to the obligations of SAP or us, respectively, to effect the merger or any other transaction not to be satisfied.

       We and SAP have agreed, subject to applicable law, that our executive officers, including our chief executive officer, will, in response to reasonable requests from SAP, discuss with SAP, in good faith, material operational developments, the status of relationships with customers, resellers, partners, suppliers, licensors, licensees, distributors and others having material business relationships with Callidus, the status of ongoing operations and other matters relating to our business as reasonably requested by SAP.

       We have agreed, subject to applicable law, to afford to SAP, Merger Sub and SAP SE and their respective officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives:

    •
    upon reasonable prior notice to us, access to the officers, agents, properties, offices and other facilities of ours and our subsidiaries, and to the books and records thereof (excluding any confidential information contained in personnel files to the extent the disclosure of such information is prohibited by privacy and security laws), and, with our consent (such consent not to be unreasonably withheld, delayed or conditioned), to our and our subsidiaries' employees; and

    •
    upon reasonable request, furnish as promptly as reasonably practicable such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of Callidus and our subsidiaries.

       Notwithstanding the obligations described above, we may restrict the foregoing access (i) to the extent that providing access to such properties or information would violate applicable law, our or our subsidiaries' contracts, and an order or (ii) would reasonably be expected to violate or result in a loss or impairment of any attorney-client or work product privilege. In the event that we do not provide access or information in reliance on foregoing, we will promptly notify SAP and use our reasonable best efforts to, as promptly as practicable, as the case may be, obtain any necessary clearance or consent in order to permit such access or disclosure and provide such access or communicate such information to SAP or its representatives in a way, to the extent reasonably practicable, that would not violate the applicable law or contract or waive any such a privilege.

       We have also agreed to the following with SAP:

    •
    to provide SAP with the opportunity to participate in the defense, settlement or compromise of any litigation action against us and/or our directors relating to the transactions and we have agreed to obtain the prior written consent of SAP prior to settling or satisfying any such action;

    •
    additional agreements relating to, among other things, reporting requirements Section 16(a) of the Exchange Act, restrictions on entry into a stockholder rights agreement or "poison pill", and timely filings with the SEC of all of our documents required to be filed under the Exchange Act; and

    •
    reasonably cooperate with SAP and its representatives in connection with the arrangement of any financing to be consummated in order to fund the payment of the aggregate merger consideration and SAP's other obligations under the Merger Agreement, subject to certain limitations as specified in the Merger Agreement.

Extension, Waiver and Amendment of the Merger Agreement

       We, SAP and Merger Sub may amend the Merger Agreement at any time prior to the effective time of the merger. However, after the adoption of the Merger Agreement by our stockholders, no amendment can be made that by law or the rules of The Nasdaq Stock Market requires further approval by our stockholders without obtaining such approval.

       We, SAP or Merger Sub may extend the time for performance of any of the obligations or other acts of the other parties under the Merger Agreement, waive any inaccuracies in another party's representations and warranties and waive compliance by another party with any of the agreements or conditions contained in the Merger Agreement. However, after the adoption of the Merger Agreement by our stockholders, no waiver can be provided that by law or the rules of The Nasdaq Stock Market requires further approval by our stockholders without obtaining such approval.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

       The following table sets forth information with respect to the beneficial ownership of our common stock as of February 8, 2018, for:

    •
    each beneficial owner of more than 5% of our outstanding common stock;

    •
    each of our executive officers and each of our directors; and

    •
    all of our executive officers and directors as a group.

       Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of Callidus common stock shown as beneficially owned by them, subject to applicable community property laws. Securities that may be acquired within 60 days of February 8, 2018, including shares subject to stock options that may be exercised, and RSUs or PSUs that may vest and settle, are deemed to be beneficially owned by the person or entity holding such securities for the purpose of computing beneficial ownership, but are not treated as outstanding for the purpose of computing the ownership of any other person or entity. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the closing of the merger. The applicable percentages of beneficial ownership are based on 68,361,174 shares of common stock outstanding as of February 8, 2018.

       Unless otherwise indicated, the address of each of the individuals named below is: c/o Callidus Software Inc., 4140 Dublin Boulevard, Suite 400, Dublin, California 94568.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Executive Officers
Charles M. Boesenberg (1)	236,714	*
Mark A. Culhane (2)	88,520	*
Kevin M. Klausmeyer (3)	43,274	*
Nina L. Richardson	12,296	*
Murray D. Rode	40,359	*
James D. White	15,152	*
Leslie J. Stretch (4)	327,730	*
Roxanne Oulman (5)	221,640	*
Jimmy Duan (6)	405,645	*
All current directors and executive officers as a group (9 persons) (7):	1,391,330	2.0%
5% Stockholders:
Entities affiliated with Blackrock, Inc. (8)	4,425,324	6.5%
Entities affiliate with Vanguard Group Inc. (9)	4,364,376	6.4%

  *
  Less than 1%
  (1)
  Includes 70,000 shares to be issued upon the settlement of RSUs.
  (2)
  Includes 30,000 shares that may be acquired through the exercise of stock options and 25,000 shares to be issued upon the settlement of RSUs.
  (3)
  Includes 4,688 shares that may be acquired through the exercise of stock options and 8,333 shares to be issued upon the settlement of RSUs.
  (4)
  Includes 2,500 shares that may be acquired through the exercise of stock options and 61,382 shares to be issued upon the settlement of RSUs.

  (5)
  Includes 31,087 shares held in the Grant Oulman and Roxanne Oulman Revocable Trust, and 40,000 shares that may be acquired through the exercise of stock options and 25,733 shares to be issued upon the settlement of RSUs.
  (6)
  Includes 85,556 shares that may be acquired through the exercise of stock options and 27,175 shares to be issued upon the settlement of RSUs.
  (7)
  Includes 162,744 shares that may be acquired through the exercise of stock options and 217,623 shares to be issued upon the settlement of RSUs.
  (8)
  Number of shares beneficially owned based on information contained in the Schedule 13G/A filed on January 29, 2018. The shares are held by BlackRock, Inc. ("BlackRock"). BlackRock has sole voting power with respect to 4,283,453 shares, and sole dispositive power with respect to all 4,425,324 shares. BlackRock's address is 55 East 52nd Street, New York, NY 10055.
  (9)
  Number of shares beneficially owned based on information contained in the Schedule 13G filed on February 8, 2018. The Vanguard Group, Inc. ("Vanguard") has sole voting power with respect to 132,754 shares, shared voting power with respect to 11,519 shares, sole dispositive power with respect to 4,226,003 shares, and shared dispositive power with respect to 138,373 shares. Vanguard's address is 100 Vanguard Boulevard, Malvern, PA 19355.

ADVISORY VOTE REGARDING MERGER-RELATED COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS

Compensation Paid to Named Executive Officers in Connection with the Merger

       In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast an advisory (non-binding) vote on the merger-related compensation that may be paid or become payable to our named executive officers in connection with the proposed merger. The amount of this compensation is set forth and described below in the table entitled "Golden Parachute Compensation" and the accompanying footnotes on page 51 and under "The Merger — Interests of Callidus Directors and Executive Officers in the Merger — Potential Payments in Connection with a Change of Control," respectively. As required by those rules, we are asking our stockholders to adopt the following resolution:

  RESOLVED, that the stockholders of Callidus hereby APPROVE, on an advisory basis, the compensation that may be paid or become payable to Callidus's named executive officers in connection with the merger, in each case pursuant to Item 402(t) of Regulation S-K, described in the table entitled "Golden Parachute Compensation" and the accompanying footnotes and related narrative discussion beginning on page 51 of Callidus's proxy statement for its special meeting of stockholders to be held on            , 2018.

       Compensation that may be paid or become payable to our named executive officers following the merger pursuant to agreements or understandings between our named executive officers and SAP is not subject to the advisory vote on the compensation proposal. There are no agreements between SAP and our named executive officers regarding the officers' post-closing employment terms or compensation arrangements.

Effect of Advisory Vote

       The vote on this proposal is a vote separate and apart from the votes on the proposal to adopt the Merger Agreement and the proposal to approve adjournment of the special meeting. Accordingly, you may vote to approve either of the other proposals and vote not to approve this proposal, and vice versa. Approval of this proposal is not a condition to completion of the proposed merger.

       Because the vote on this proposal is only advisory in nature, it will not be binding on either Callidus or SAP regardless of whether the proposed merger is completed. Accordingly, as the merger-related compensation described herein is contractual with respect to the executives, regardless of the outcome of this advisory vote, such compensation will be payable, subject only to the conditions applicable thereto, if the proposed merger is completed.

Vote Required and Board Recommendation

       Approval of the compensation proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the compensation proposal at the special meeting. An abstention will have the same effect as a vote "AGAINST" this proposal. A failure to submit a proxy card or vote in person will not affect whether the compensation proposal has been approved, although it will have the practical effect of reducing the number of affirmative votes required to achieve the required majority by reducing the total number of shares from which the majority is calculated.

Our Board unanimously recommends that you vote "FOR" the non-binding, advisory approval of the compensation that may be paid to our named executive officers that is based upon or relates to the merger.

ADJOURNMENT OF THE SPECIAL MEETING

Adjournment of the Special Meeting

       In the event that a quorum is not present at the special meeting, it is expected that the Board will recommend adjournment of the special meeting to solicit additional proxies if permitted by the Merger Agreement. In addition, in the event that the number of shares of Callidus common stock present in person and represented by proxy at the special meeting and voting "FOR" the merger is insufficient to adopt the Merger Agreement, we may move to adjourn the special meeting in order to enable our Board to solicit additional proxies in favor of the adoption of the Merger Agreement if permitted by the Merger Agreement. In either event, we will ask our stockholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.

Vote Required and Board Recommendation

       Approval of the proposal to adjourn the special meeting to a later date, if our Board determines that it is necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the Merger Agreement at the time of the special meeting, requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the adjournment proposal at the special meeting. An abstention will have the same effect as a vote "AGAINST" this proposal. A failure to submit a proxy card or vote in person will not affect whether the adjournment proposal has been approved, although it will have the practical effect of reducing the number of affirmative votes required to achieve the required majority by reducing the total number of shares from which the majority is calculated.

Our Board unanimously recommends that you vote "FOR" this proposal.

OTHER MATTERS

       No business may be transacted at the special meeting other than the matters set forth in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS

       If the merger is completed, we will have no public stockholders and there will be no public participation in any of our future stockholder meetings. However, if the merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholders meetings and we will hold an annual meeting of stockholders in 2018.

       If the merger is not completed, our stockholders who intend to have a proposal considered for inclusion in our proxy statement and form of proxy for presentation at our 2018 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us to the attention of General Counsel, 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, not later than            , 2018. If the date of next year's annual meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the annual meeting, the deadline for inclusion of proposals in our proxy statement and proxy is instead a reasonable time before we begin to print and mail its proxy materials. Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy statement and form of proxy pursuant to Rule 14a-8 under the Exchange Act are required to provide the information required by our bylaws and give timely notice to our General Counsel in accordance with our bylaws at the aforementioned address no earlier than            , 2018 and no later than             , 2018. If the date of next year's annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of the annual meeting, then notice of such proposal must be received no earlier than the close of business on the date 90 days prior to the meeting and no later than the close of business on the later of (i) the date 60 days prior to the meeting, and (ii) the date 10 days after public announcement of the meeting date. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC. Callidus stockholders may contact our General Counsel at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

WHERE YOU CAN FIND MORE INFORMATION

       We are subject to the informational requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC's website at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

       You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Telephone: (925) 251-2200
Attn: General Counsel

       If you would like to request documents from us, please do so by                , 2018, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, promptly after we receive your request.

INCORPORATION BY REFERENCE

       We are allowed to "incorporate by reference" information that we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Information in this proxy statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and supersede the information in this proxy statement. We incorporate by reference into the proxy statement the documents listed below, and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports on Form 8-K containing only information furnished under Item 2.02 or Item 7.01 of Form 8-K, unless otherwise indicated therein) after the date of this proxy statement but prior to the date of the special meeting:

    •
    our Annual Report on Form 10-K for the year ended December 31, 2016;

    •
    our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017;

    •
    our definitive Proxy Statement on Schedule 14A filed with the SEC on April 27, 2017; and

    •
    our Current Reports on Form 8-K filed with the SEC on June 16, 2017, December 4, 2017 and January 30, 2018.

       We will make these documents available to you without charge upon your oral or written request. Requests should be directed to us at the following address:

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Telephone: (925) 251-2200
Attn: General Counsel

MISCELLANEOUS

       Your vote is important. You may vote by returning the enclosed proxy card, submitting a proxy via the Internet or by telephone or by attending the special meeting and voting in person. If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:

Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568
Telephone: (925) 251-2200
Attn: General Counsel

or

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Email: CALD@dfking.com
Banks and Brokers Call: (212) 269-5550
All Others Call: (866) 342-1635

       Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.

       You should not send in your Callidus stock certificates, if any, until you receive the transmittal materials from the paying agent with instructions for the surrender of your stock certificates. Our record stockholders who have further questions about their share certificates or the exchange of our common stock for cash should contact the paying agent.

       YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS DESCRIBED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED            , 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT). NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF CASH IN THE MERGER CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

SAP AMERICA, INC.

EMERSON ONE ACQUISITION CORP.

and

CALLIDUS SOFTWARE INC.

Dated as of January 29, 2018

A-ii

AGREEMENT AND PLAN OF MERGER

              This AGREEMENT AND PLAN OF MERGER, dated as of January 29, 2018 (this "Agreement"), is by and among SAP America, Inc., a Delaware corporation ("Parent"), Emerson One Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Parent ("Merger Sub") and Callidus Software Inc., a Delaware corporation (the "Company"). All capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 8.04 or as otherwise defined elsewhere in this Agreement unless the context clearly indicates otherwise.

RECITALS

              WHEREAS, Parent, Merger Sub and the Company intend to effect a merger (the "Merger") of Merger Sub with and into the Company in accordance with this Agreement and the Delaware General Corporation Law (the "DGCL"), with the Company to be the surviving corporation of the Merger (the "Surviving Corporation"), and each share of common stock, par value $0.001 per share, of the Company (each a "Share" and collectively, the "Shares") to be thereupon cancelled and converted into the right to receive cash in an amount equal to $36.00 per Share (the "Merger Consideration"), on the terms and subject to the conditions set forth in this Agreement;

              WHEREAS, the Board of Directors of the Company (the "Company Board") has, upon the terms and subject to the conditions set forth herein, duly and unanimously adopted resolutions (a) approving and declaring the advisability of this Agreement, (b) approving the execution, delivery and performance of this Agreement and the consummation of the Transactions, including the Merger, (c) determining this Agreement and the Transactions to be advisable, fair to and in the best interests of the Company and the Company's stockholders and (d) recommending that the Company's stockholders adopt this Agreement (the "Company Board Recommendation");

              WHEREAS, the respective boards of directors of Parent and Merger Sub have, upon the terms and subject to the conditions set forth herein, approved and declared advisable this Agreement and the Transactions, including the Merger; and

              WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

AGREEMENT

              NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
THE MERGER

              Section 1.01  The Merger.

                            (a)         Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the Surviving Corporation. The Merger shall have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the

Company and Merger Sub shall vest in the Surviving Corporation, and all debts, Liabilities and duties of the Company and Merger Sub shall become the debts, Liabilities and duties of the Surviving Corporation.

                            (b)         At the Effective Time, the Company Certificate shall be amended and restated in its entirety to read as set forth in Exhibit A and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter further amended as provided therein, subject to Section 5.08, or by applicable Law.

                            (c)          At the Effective Time, and without any further action on the part of the Company and Merger Sub, the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, except that all references therein to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation and, as so amended, shall be the bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable Law.

                            (d)         The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until his or her successor shall have been duly elected, designated or qualified, or until his or her earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, continue as the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until his or her successor shall have been duly elected, designated or qualified, or until his or her earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

                            (e)         If at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

              Section 1.02  Closing and Effective Time of the Merger.    The closing of the Merger (the "Closing") shall take place at 1:00 p.m., New York time, on a date to be specified by the parties (the "Closing Date"), such date to be no later than the third International Business Day after satisfaction or waiver of all of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), at the offices of Allen & Overy LLP, 1221 Avenue of the Americas, New York, NY 10020, unless another time, date or place is agreed to in writing by the parties hereto. On the Closing Date, or on such other date as Parent and the Company may agree to in writing, Parent, Merger Sub and the Company shall cause a certificate of merger (the "Certificate of Merger") to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware or at such later date and time as may be agreed upon by the parties and specified in the Certificate of Merger, such date and time hereinafter referred to as the "Effective Time."

              Section 1.03  Meeting of Stockholders to Approve the Merger.

                            (a)         Promptly, and in any event within 10 Business Days, after the date of this Agreement, the Company shall prepare and file with the SEC preliminary proxy materials for the Special Meeting (together with any amendments and supplements thereto and any other required proxy materials, the "Proxy Statement") relating to the Merger and this Agreement. Subject to Section 5.03(d) and Section 5.03(e), the Company shall include the Company Board Recommendation in the Proxy Statement. The Company shall also include the text of the Fairness Opinion (in its entirety) in the Proxy Statement together with a summary thereof. Parent shall provide promptly to the Company such information concerning Parent and Merger Sub as may be reasonably requested by the Company for inclusion in the Proxy Statement.

                            (b)          Notwithstanding the provisions of Section 1.03(a), prior to filing the preliminary Proxy Statement, a definitive Proxy Statement or any Other Filing with the SEC in connection with the Transactions, the Company shall provide Parent and its counsel with a reasonable opportunity to review and comment on each such filing in advance, and the Company shall include in such filing all comments reasonably proposed by Parent in respect of such filings; provided that to the extent such comments relate to an Acquisition Proposal or a Change of Board Recommendation, the Company shall give reasonable and good faith consideration to, but shall not be obligated to include, any such comments reasonably proposed. The Company shall notify Parent promptly of the receipt of any oral or written comments from the SEC or its staff to such filings (or of notice of the SEC's intent to review) and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or any Other Filing or for additional or supplemental information in connection therewith. The Company shall, as promptly as reasonably practicable after the receipt of such comments from the SEC or its staff with respect to the Proxy Statement or any such Other Filing (i) supply Parent with copies of all written correspondence received in connection therewith and (ii) provide Parent a reasonably detailed description of any oral comments received in connection therewith. The Company (1) shall provide Parent with a reasonable opportunity to review and comment on any responses to any such comments or inquiries by the SEC or its staff, (2) shall include in such responses all comments reasonably proposed by Parent in respect of such filings (except to the extent such comments relate to an Acquisition Proposal or a Change of Board Recommendation, in which case the Company shall give reasonable and good faith consideration to, but shall not be obligated to include, any such comments reasonably proposed), (3) except with respect to a document incorporating a Change of Board Recommendation, shall not file or mail such document, or respond to the SEC or its staff, prior to receiving the approval of Parent, which approval shall not be unreasonably withheld or delayed, and (4) shall provide Parent and its counsel with a reasonable opportunity to participate in any discussions or meetings with the SEC or its staff with respect to such filings. The Company shall respond in good faith to any comments by the SEC or its staff as promptly as reasonably practicable. Parent shall provide its comments to the Company as promptly as reasonably practicable.

                            (c)          If the Company: (i) does not receive comments from the SEC with respect to the preliminary Proxy Statement, the Company shall file definitive proxy materials (including the definitive Proxy Statement) with the SEC and cause the definitive Proxy Statement to be mailed to the stockholders of the Company as promptly as practicable and in any event on or prior to the fifth Business Day after the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act, or (ii) does receive comments from the SEC with respect to the preliminary Proxy Statement, the Company shall file definitive proxy materials (including the definitive Proxy Statement) with the SEC and cause the definitive Proxy Statement to be mailed to the stockholders of the Company as promptly as practicable and in any event on or prior to the fifth Business Day immediately following clearance by the SEC with respect to such comments.

                            (d)         If, at any time prior to the date of the Special Meeting, Parent or the Company discovers any event or information relating to the Company, Parent, Merger Sub, or any of their Affiliates that should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading, the party that discovers such information shall promptly notify the other parties and the Company shall cause an appropriate amendment or supplement describing such information to be filed with the SEC as promptly as practicable thereafter and, to the extent required by applicable Law, disseminated to the stockholders of the Company.

                            (e)         The Company, acting through the Company Board, shall, in accordance with applicable Law: (i) duly call, give notice of, convene and hold a special meeting of its stockholders as promptly as practicable, and in any event (to the extent permissible under applicable Law) no earlier than 30 days and no later than 40 days after the mailing of the definitive Proxy Statement to the stockholders of the Company, for the purpose of obtaining the Company Stockholder Approval (the "Special Meeting") and (ii) subject to Section 5.03, use its reasonable best efforts to solicit from the stockholders of the Company proxies in favor of the adoption of this Agreement and secure any other vote or consent of the stockholders of the Company as required by the rules of NASDAQ, the DGCL or other applicable Law to effect the Merger. The Company shall consult with Parent regarding the date that shall be set as the "record date" for the Special Meeting in advance of providing notice thereof to NASDAQ. The Company shall consult with Parent regarding the date of the Special Meeting and shall not change the record date or postpone or adjourn the Special Meeting without the prior written consent of Parent. Notwithstanding anything to the contrary in the foregoing, the Company may, following prior written notice to, and consultation with, Parent, adjourn the Special Meeting by not more than 10 calendar days to the extent (and only if and to the extent) (i) necessary to ensure that any supplement or amendment to the Proxy Statement that the Company Board, after consultation with outside legal counsel, determines in good faith is necessary to comply with applicable Law, is made available to the Company's stockholders in advance of the Special Meeting, (ii) that, as of the time that the Special Meeting is originally scheduled, adjournment of the Special Meeting is necessary to enable the Company to solicit additional proxies required to constitute a quorum necessary to conduct the business of the Special Meeting and to obtain the Company Stockholder Approval or (iii) otherwise required by applicable Law, order or a request from the SEC or its staff. The Company may, and if so requested by Parent shall, adjourn the Special Meeting in order to provide for the expiration of any time period provided for in Section 5.03(d) or Section 5.03(e).

                            (f)          The Company shall ensure that the Special Meeting is called, noticed, convened, held and conducted, and that all Persons solicited in connection with the Special Meeting are solicited, in compliance in all material respects with all applicable Law. The adoption of this Agreement and adjournment of the Special Meeting, as necessary, to solicit additional proxies if there are insufficient votes in favor of adoption of this Agreement shall be the only matters that the Company shall propose to be acted on by the stockholders of the Company at the Special Meeting, unless otherwise approved in writing by Parent.

                            (g)         Without limiting the generality of the foregoing, the Company agrees that (i) its obligation to duly call, give notice of, convene and hold the Special Meeting shall not be affected by any Change of Board Recommendation and (ii) its obligations pursuant to this Section 1.03 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal (whether or not a Superior Proposal) or the receipt of any Acquisition Inquiry. Unless this Agreement is validly terminated in accordance with Section 7.01, the Company agrees that it shall not submit to the vote of the stockholders of the Company any Acquisition Proposal (whether or not a Superior Proposal) prior to the vote of the stockholders of the Company with respect to the Merger at the Special Meeting.

                            (h)         At the Special Meeting or any postponement or adjournment thereof, Parent shall vote, or cause to be voted, all of the Shares then owned of record by Parent or Merger Sub, or with respect to which Parent or Merger Sub otherwise has, directly or indirectly, voting power, in favor of the adoption of this Agreement, and Parent shall use its reasonable best efforts to deliver or provide (or cause to be delivered or provided), in its capacity as a stockholder of the Company, any other stockholder vote or consent with respect to the Shares then owned of record by Parent or Merger Sub, or with respect to which Parent or Merger Sub otherwise has, directly or indirectly, voting power, that may be required by the rules of NASDAQ, the DGCL or other applicable Law to effect the Merger.

ARTICLE II
CONVERSION OF SECURITIES IN THE MERGER

              Section 2.01  Conversion of Securities.    At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities:

                            (a)          Conversion of Shares.    Each Share issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled in accordance with Section 2.01(b) and other than Dissenting Shares, shall be converted into the right to receive the Merger Consideration, payable net to the holder in cash, without interest, subject to any withholding of Taxes required by applicable Law in accordance with Section 2.02(f), upon surrender of the Certificate formerly representing such Shares (or, in the case of Book-Entry Shares, surrender of such Book-Entry Shares) in accordance with Section 2.02. Notwithstanding the foregoing, Shares subject to RSU Awards or PSU Awards shall be treated in accordance with Section 2.04.

                            (b)          Cancellation of Treasury Stock and Parent-Owned Stock.    All Shares that are held in the treasury of the Company or owned of record by any Company Subsidiary that is directly or indirectly wholly-owned by the Company, and all Shares owned of record by Parent, Merger Sub or any of their respective direct or indirect wholly-owned Subsidiaries shall be cancelled and shall cease to exist, with no payment being made with respect thereto.

                            (c)           Merger Sub Common Stock.    Each share of common stock, no par value, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly and validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

              Section 2.02  Payment for Securities; Surrender of Certificates.

                            (a)          Paying Agent.    Prior to the Effective Time, Parent or Merger Sub shall designate a reputable bank or trust company reasonably acceptable to the Company to act as the paying agent for purposes of effecting the payment of the aggregate Merger Consideration in connection with the Merger (the "Paying Agent"). From time to time after the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent funds in amounts and at times necessary to pay the Merger Consideration to which former holders of Shares (other than Dissenting Shares and Shares subject to RSU Awards or PSU Awards) shall be entitled to receive pursuant to Section 2.01(a) upon surrender of Certificates or Book Entry Shares, as the case may be. Such funds shall be invested or otherwise held by the Paying Agent as directed by Parent or Merger Sub, in their sole discretion. Earnings from such investments, if any, shall be the sole and exclusive property of Parent or Merger Sub, and no part of any such earnings shall accrue to the benefit of holders of Certificates or Book-Entry Shares.

                            (b)          Procedures for Surrender.    As promptly as practicable after the Effective Time, the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record of a certificate or certificates that prior to the Effective Time represented Shares (the "Certificates") or non-certificated Shares represented by book-entry ("Book-Entry Shares"), in each case, which Shares were converted into the right to receive the Merger Consideration at the Effective Time pursuant to this Agreement:

                                             (i)       a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares shall pass, only upon delivery of the Certificates or transfer of the Book-Entry Shares, as the case may be, to the Paying Agent, and shall otherwise be in such form and have such other provisions as Parent or the Paying Agent may reasonably specify; and

                                            (ii)       instructions for use in effecting the surrender of the Certificates or transfer of Book-Entry Shares in exchange for payment of the Merger Consideration.

                            (c)           Cancellation of Shares; Payment of Merger Consideration.    Upon the surrender of Certificates or transfer of Book-Entry Shares for cancellation to the Paying Agent, and upon delivery of a letter of transmittal, duly executed and in proper form in accordance with the instructions thereto, with respect to such Certificates or an agent's message in the case of a book entry transfer of Book-Entry Shares, the holder of such Certificates or Book-Entry Shares shall be entitled to receive the Merger Consideration for each Share formerly represented by such Certificates and for each Book-Entry Share. Any Certificates and Book-Entry Shares so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated hereby, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, without interest thereon.

                            (d)          Transfer Books; No Further Ownership Rights in Shares.    All cash paid upon the surrender of Certificates or the transfer of Book-Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificates or Book-Entry Shares, as applicable. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Agreement.

                            (e)          Termination of Fund; Abandoned Property; No Liability.    At any time following the six month anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent and not disbursed to holders of Certificates or Book-Entry Shares, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Merger

Consideration payable upon due surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.02(b), without interest and subject to any withholding of Taxes required by applicable Law in accordance with Section 2.02(e). If, immediately prior to such time on which any payment in respect hereof would escheat to or become the property of any Governmental Entity pursuant to any applicable abandoned property, escheat or similar Laws, any holder of Certificates or Book-Entry Shares has not complied with the procedures in Section 2.02(b) to receive payment of the Merger Consideration to which such holder would otherwise be entitled, the payment in respect of such Certificates or Book-Entry Shares shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto. Notwithstanding the foregoing, neither Parent, the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Certificate or Book-Entry Shares for Merger Consideration delivered to a Governmental Entity pursuant to any applicable abandoned property, escheat or similar Law.

                            (f)           Withholding Rights.    Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold from the Merger Consideration or any other payment otherwise payable pursuant to this Article II to any former holder of Shares, Company Options or Shares subject to RSU Awards or PSU Awards, as applicable, such amounts that Parent, Merger Sub, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder or any provision of applicable Law, including with respect to any stock transfer Taxes payable by former holders of Shares, Company Options or Shares subject to RSU Awards or PSU Awards. To the extent that amounts are so withheld by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, Parent shall pay (unless the Paying Agent is the entity withholding such amounts, in which case, Parent shall instruct the Paying Agent to pay) such amounts to the appropriate taxing authority and such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Merger Sub, the Surviving Corporation or the Paying Agent.

                            (g)          Lost, Stolen or Destroyed Certificates.    In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder thereof and, if required by Parent, in its discretion and as a condition precedent to the payment of the applicable Merger Consideration, the posting by such Person of a bond in such sum as Parent may direct as indemnity against any Action that may be made against Parent, Merger Sub, the Surviving Corporation or the Paying Agent with respect to such Certificates, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of Shares formerly represented by such Certificate as contemplated by this Article II.

              Section 2.03  Dissenting Shares.    Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such Shares, the "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration, and shall instead represent the right to receive payment of the fair value of such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law in accordance with Section 2.02(f). The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent shall have the right to participate in and to control all negotiations and Actions with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment (unless required by Law) with respect to, or settle or compromise or offer to settle or compromise, any such demands, or agree to do any of the foregoing. Any portion of the aggregate Merger Consideration made available to the Paying Agent to pay for Shares that have become Dissenting Shares shall be returned to Parent upon demand.

              Section 2.04  Treatment of Company Options, Company RSUs and Company Performance RSUs.    Promptly after the Effective Time, Parent shall cause the Company to make available existing Company cash, and/or otherwise deposit or cause to be deposited with the Company funds, in amounts and at times necessary to make the payments described in this Section 2.04. No later than immediately prior to the Effective Time, the Company shall have taken all requisite action such that:

                            (a)          Treatment of Company Options.    Each Company Option that is unexpired, unexercised and outstanding as of the Effective Time, whether vested or unvested, shall be, by virtue of the occurrence of the Effective Time and without any further action on the part of Parent, Merger Sub, the Company, the holder of such Company Option or any other Person, cancelled and converted at the Effective Time into the right to receive from the Surviving Corporation, within 30 days following the Effective Time, an amount in cash equal to the product of (x) the aggregate number of Shares subject to such Company Option, and (y) the excess, if any, of the Merger Consideration over the applicable per share exercise price under such Company Option. If the per share exercise price under any such Company Option is equal to or greater than the Merger Consideration, such Company Option shall be cancelled pursuant to this Section 2.04(a) without payment of consideration.

                            (b)          Treatment of Unvested RSU Awards.    Each Share subject to a Company RSU (each such award, an "RSU Award") that remains outstanding immediately prior to, and is not vested immediately prior to, the Effective Time shall be cancelled and converted into the right to receive, in cash, the Merger Consideration, and such right shall remain subject to the time-based vesting (including any "double-trigger" acceleration) terms that applied with respect to the applicable RSU Award immediately prior to the Effective Time under the award agreement governing such RSU Award (the "Replacement RSU"). Each Replacement RSU shall not vest or become payable by the Surviving Corporation at the Effective Time and shall instead vest and become payable by the Surviving Corporation on the date upon which the applicable Share subject to the RSU Award would have vested under the time-based vesting terms and other conditions, including any "double-trigger" acceleration terms, as set forth in any agreements listed on Section 3.11(g) of the Company Disclosure Schedule; provided that any RSU Awards granted after the date of this Agreement as set forth in Section 5.01(a)(ii) of the Company Disclosure Schedule shall be treated as set forth in Section 5.01(a)(ii) of the Company Disclosure Schedule. If such terms and conditions are not satisfied and as a result vesting ceases to continue at any point after the Effective Time, the holder of the Replacement RSU shall have no right to receive any payment in respect of the forfeited Replacement RSU or the original RSU Award. Following the Effective Time, no Replacement RSU may be pledged, encumbered, sold, assigned or transferred (including any transfer by operation of law), by any Person, other than to the Surviving Corporation, or be taken or reached by any legal or equitable process in satisfaction of any Liability of such Person, prior to the payment to such Person of the Merger Consideration in accordance with this Section 2.04(b). Notwithstanding any of the foregoing to the contrary, each RSU Award held by a non-employee director of the Company that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall not be assumed, converted or substituted for by Parent and shall instead be cancelled at the Effective Time in exchange for a payment by the Surviving Corporation in respect of each Share subject to such RSU Award in an amount equal to the Merger Consideration, to be paid in cash in a single lump-sum payment as soon as practicable (but in no event later than 30 days) following the Effective Time.

                            (c)           Treatment of Vested Company RSUs and Company Performance RSUs.    Each Share subject to a Company RSU or Company Performance RSU that is vested but not yet issued as of the Effective Time shall not be assumed or substituted for by Parent and shall instead be cancelled at the Effective Time in exchange for a payment by the Surviving Corporation in respect of such vested and unissued Share subject to a Company RSU or Company Performance RSU in an amount equal to the Merger Consideration, to be paid in cash in a single lump-sum payment as soon as practicable (but in no event later than 30 days) following the Effective Time.

                            (d)          Treatment of Unvested Company Performance RSUs.    Each Share subject to a Company Performance RSU (each such award, a "PSU Award") that remains outstanding immediately prior to, and is not vested immediately prior to, the Effective Time shall be cancelled and converted into the right to receive, in cash, the Merger Consideration, and such right shall remain subject to the time-based vesting (including any "double-trigger" acceleration) terms that applied with respect to the applicable PSU Award immediately prior to the Effective Time (the "Replacement PSU"). Each Replacement PSU shall not vest or become payable by the Surviving Corporation at the Effective Time and shall instead vest and become payable by the Surviving Corporation on the performance period end date set forth in Section 2.04(d) of the Company Disclosure Schedule upon which the applicable Share subject to the PSU Award would have vested under the time-based vesting terms and other conditions (other than any performance-based vesting conditions and criteria), including any "double-trigger" acceleration terms, applicable to such PSU Award immediately prior to the Effective Time. If such terms and conditions are not satisfied and as a result vesting ceases to continue at any point after the Effective Time, the holder of the Replacement PSU shall have no right to receive any payment in respect of the forfeited Replacement PSU or the original PSU Award. Following the Effective Time, no Replacement PSU may be pledged, encumbered, sold, assigned or transferred (including any transfer by operation of law) by any Person, other than to the Surviving Corporation, or be taken or reached by any legal or equitable process in satisfaction of any Liability of such Person, prior to the payment to such Person of the Merger Consideration in accordance with this Section 2.04(d). Each PSU Award that will be converted into a right to receive the Merger Consideration pursuant to this Section 2.04(d) shall be treated as if the award had vested at the pay-out levels set forth in Section 2.04(d) of the Company Disclosure Schedule. Following the Effective Time, the Merger Consideration payable with respect to PSU Awards pursuant to Section 2.04(d) shall not be subject to any of the performance-based vesting terms that currently apply to such awards but shall, in all events, continue to be subject to the time-based vesting terms currently applicable to such awards.

              Section 2.05  Treatment of Employee Stock Purchase Plan.    Each current "Offering Period" (as defined in the ESPP) in progress as of the date of this Agreement under the ESPP shall continue, and, except as otherwise provided in this Section 2.05, the Shares shall be issued to participants thereunder on the next currently scheduled purchase dates thereunder occurring after the date of this Agreement as provided under, and subject to the terms and conditions of, the ESPP. Any Offering Period in progress as of the Effective Time shall be shortened, and the last day of each such Offering Period shall be the second Business Day immediately preceding the Effective Time. No new Offering Period shall commence under the ESPP at or after the date of this Agreement except, in the case of valid termination of this Agreement in accordance with Section 7.01, following such termination. Each then outstanding ESPP Purchase Right shall be exercised automatically on the last day of such Offering Period. Notwithstanding any restrictions on transfer of stock in the ESPP, the treatment in the Merger of any Shares under this provision shall be in accordance with Section 2.01(a). The Company shall terminate the ESPP as of or immediately prior to the Effective Time. The Company shall, promptly after the date of this Agreement, take all actions (including, if appropriate, amending the terms of the ESPP) that are necessary to give effect to this Section 2.05.

              Section 2.06  No Right to Equity Under Awards.    The parties agree that following the Effective Time, no holder of a Company Option, Company RSU, Company Performance RSU, ESPP Purchase Right or any other equity-based awards shall have any right to acquire any Equity Interest (including any "phantom" stock or stock appreciation rights) in the Company, any of the Company Subsidiaries or the Surviving Corporation.

               Section 2.07  Notices; Board or Committee Resolutions.

                              (a)           To the extent necessary to give effect to the transactions contemplated in Section 2.04 and Section 2.05, the Company shall, at least 10 Business Days prior to the anticipated Effective Time, use its reasonable best efforts to provide notice, in a form and substance reasonably acceptable to Parent, to all holders of outstanding Company Options and Shares subject to RSU Awards or PSU Awards that are subject to Section 2.04 and to all holders of ESPP Purchase Rights that are subject to Section 2.05.

                              (b)          Prior to the Closing, the Company Board or any committee thereof that administers the Company Stock Option Plans shall adopt resolutions, in a form reasonably acceptable to Parent, that (i) prohibit the granting of new awards under any Company Stock Option Plan effective as of or immediately prior to the Effective Time, (ii) approve the transactions contemplated in Section 2.04 as valid under the terms of the Company Stock Option Plans and the award agreements issued thereunder, and (iii) approve the transactions contemplated in Section 2.05 as valid under the terms of the ESPP and the award agreements issued thereunder and terminate the ESPP as of or immediately prior to the Effective Time, and further document that:

                                             (A)        the transactions contemplated in Section 2.04 are consistent with the terms of the Company Stock Option Plans and the award agreements issued thereunder;

                                             (B)         the transactions contemplated in Section 2.05 are valid under the terms of the ESPP and the award agreements issued thereunder;

                                             (C)         the Surviving Corporation's assumption of the obligation to pay any Replacement RSUs or Replacement PSUs that vest pursuant to the terms set forth in Section 2.04 will result in the Surviving Corporation substituting an equivalent award for each RSU Award or PSU Award that becomes subject to the terms set forth in Section 2.04; and

                                             (D)        the consummation of the Merger will not accelerate the vesting of any shares subject to RSU Awards or PSU Awards that are exchanged for Replacement RSUs or Replacement PSUs, except, with respect to RSU Awards, as specifically provided by Section 2.04(b) with respect to any such RSU Awards held by non-employee directors of the Company.

               Section 2.08  Adjustments to Prevent Dilution.    In the event that the Company changes (or establishes a record date for changing) the number of Shares issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction with respect to the outstanding Shares, at any time during the period from the date of this Agreement to the Effective Time, the Merger Consideration shall be equitably adjusted to reflect such transaction; provided, however, that nothing in this Section 2.08 shall be construed as permitting the Company to take any action or enter into any transaction otherwise prohibited by this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

              The Company hereby represents and warrants to Parent and Merger Sub that, except as set forth in the correspondingly numbered Section of the disclosure schedule delivered by the Company to Parent and Merger Sub prior to the execution of this Agreement (the "Company Disclosure Schedule"), it being agreed that disclosure of any item in any Section of the Company Disclosure Schedule shall also be deemed disclosure with respect to any other Section of this Agreement to which the relevance of such item is reasonably apparent on its face (without reference to the contents of the documents referenced therein):

              Section 3.01  Organization and Qualification; Subsidiaries.

                            (a)         Each of the Company and each Company Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing (to the extent the concept of "good standing" is applicable in the case of any jurisdiction outside the United States) under the Laws of the jurisdiction of its incorporation or organization, except with respect to the Company Subsidiaries, where the failure to be in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and each Company Subsidiary has all requisite corporate or organizational, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. Each of the Company and each Company Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                            (b)         The Company has delivered or caused to be delivered to Parent and Merger Sub true and complete copies of the Company Certificate and the Company Bylaws, and the certificate of incorporation and bylaws, or equivalent organizational or governing documents, of each Company Subsidiary. Each of such documents is in full force and effect. The Company is not in violation of the Company Certificate or Company Bylaws, and the Company Subsidiaries are not in violation in any material respect of their respective organizational or governing documents.

                            (c)           None of the Company or Company Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                            (d)          Section 3.01(d) of the Company Disclosure Schedule sets forth (i) a true and complete list of each Company Subsidiary, together with the jurisdiction of organization or formation of each Company Subsidiary and (ii) the directors and officers of the Company and each Company Subsidiary, as of the date of this Agreement.

              Section 3.02  Capitalization.

                            (a)         The authorized capital stock of the Company consists of (i) 100,000,000 shares of common stock, par value $0.001 and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share (the "Company Preferred Stock"). As of the close of business on January 26, 2018 (the "Capitalization Date"), there were 66,022,377 Shares issued and outstanding and 2,338,797 Shares were held in treasury by the Company. No shares of Company Preferred Stock are issued or outstanding.

                            (b)         As of the close of business on the Capitalization Date (without giving pro forma effect to the agreements set forth on Section 3.02(b)(iii) of the Company Disclosure Schedule), the Company has no shares of capital stock reserved for or otherwise subject to issuance, except for (i) 178,874 Shares that are subject to the outstanding Company Options under the Company Stock Option Plans, (ii) 2,300,051 Shares that are subject to the outstanding Company RSUs under the Company Stock Option Plans, (iii) 681,043 Shares that are subject to outstanding Company Performance RSUs under the Company Stock Option Plans, (iv) up to 138,792 Shares that are subject to the outstanding ESPP Purchase Rights under the ESPP and (v) 12,146,754 Shares reserved for future awards under the Company Stock Option Plans. Section 3.02(b) of the Company Disclosure Schedule sets forth, as of the close of business on the Capitalization Date (without giving pro forma effect to the agreements set forth on Section 3.02(b)(iii)

of the Company Disclosure Schedule), the aggregate number of outstanding Company Options, Company RSUs and Company Performance RSU.

                            (c)          All of the outstanding Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights and were issued in compliance with applicable Law. All Shares subject to issuance under any Company Options, Company RSUs or Company Performance RSUs and any Company Stock Option Plan, upon issuance prior to the Effective Time, if any, pursuant to the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and issued in material compliance with applicable Law. Section 3.02(c) of the Company Disclosure Schedule sets forth, as of the close of business on the Capitalization Date (and giving pro forma effect to the agreements set forth on Section 3.02(b)(iii) of the Company Disclosure Schedule), an accurate and complete list of each outstanding Company Option, ESPP Purchase Right, Company RSU and Company Performance RSUs and (i) the employee number of each holder thereof, (ii) the date of grant, (iii) the portion that is vested of each Company RSU or Company Performance RSU as of the close of business on the Capitalization Date, (iv) the vesting schedule of such Company RSU or Company Performance RSU, (v) the exercise or purchase price thereof, if applicable, and in the case of ESPP Purchase Rights, the fair market value as of the offer date of each ongoing offering period, (vi) the Company Stock Option Plan (and the name of any foreign sub-plan) under which each Company Option, ESPP Purchase Right, Company RSU or Company Performance RSU, as the case may be, was granted and (vii) the number of holders of ESPP Purchase Rights on a country-by-country basis. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Each grant of a Company Option, Company RSU, Company Performance RSUs and ESPP Purchase Right was properly approved by the Company Board (or a duly authorized committee or subcommittee thereof) in compliance in all material respects with Law, recorded on the Company's financial statements in accordance with GAAP in all material respects consistently applied, and were validly issued, and no such grants involved any "back dating," "forward dating" or similar practices with respect to the effective date of the grant. Except for Company Options, Company RSUs, Company Performance RSUs and ESPP Purchase Rights, there are no awards or rights outstanding under any of the Company Stock Option Plans.

                            (d)         Except as set forth in Section 3.02(b), there are no Contracts to which the Company or any Company Subsidiary is a party, including options, warrants, debentures, notes or other rights, Contracts, arrangements or commitments of any character (i) relating to any Equity Interests of the Company, (ii) obligating the Company or any Company Subsidiary to issue, acquire or sell any Equity Interests of the Company, (iii) providing general voting rights with holders of Shares or Company Preferred Stock, or convertible into securities having such rights, or (iv) (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of or (E) granting any preemptive or antidilutive rights with respect to, any Shares or other Equity Interests in the Company. Following the close of business on the Capitalization Date, the Company has not issued any shares of its capital stock or other Equity Interests except upon the exercise of Company Options and the settlement of Company RSUs or Company Performance RSUs outstanding as of the close of business on the Capitalization Date and except as permitted under Section 5.01.

                            (e)          Section 3.02(e) of the Company Disclosure Schedule sets forth, for each Company Subsidiary: (i) its authorized capital stock or other Equity Interests, (ii) the number of its outstanding shares of capital stock or other Equity Interests and type(s) of such outstanding shares of capital stock or other Equity Interests and (iii) the record owner(s) thereof. Other than the outstanding shares of capital stock of each Company Subsidiary, there are no other Equity Interests of any Company Subsidiary.

                            (f)           Except for the rights of the Company or a wholly-owned Company Subsidiary in their capacity as a holder of the outstanding Equity Interests of a Company Subsidiary, there are no Contracts of the Company or any Company Subsidiary, including options, warrants, debentures, notes or other rights, agreements, arrangements or commitments of any character to which the Company or any Company Subsidiary is a party (i) relating to any Equity Interests of a Company Subsidiary, (ii) obligating the Company or any Company Subsidiary to issue, acquire or sell any Equity Interests of the Company Subsidiaries, (iii) providing general voting rights with holders of the Equity Interests of any Company Subsidiary, or convertible into securities having such rights, or (iv) (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive rights with respect to, any Equity Interests in a Company Subsidiary. The Company or another Company Subsidiary owns, directly or indirectly, all of the issued and outstanding Equity Interests of each of the Company Subsidiaries, free and clear of any Liens, and all of such Equity Interests have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights and were issued in compliance with applicable Law. Except for Equity Interests in the Company Subsidiaries, neither the Company nor any Company Subsidiary owns directly or indirectly any Equity Interest in any Person, or has any obligation or has made any agreement to acquire any such Equity Interest, to provide funds to, or to make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other Person.

              Section 3.03  Authority.

                            (a)         The Company has all necessary corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and (subject to and assuming the receipt of the Company Stockholder Approval in connection with the Merger) to consummate the Transactions including the Merger. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions, including the Merger, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company and no stockholder votes are necessary to adopt or authorize this Agreement or to consummate the Transactions other than, with respect to the consummation of the Merger, the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL. This Agreement has been validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of Parent, Merger Sub and Guarantor, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity (regardless of whether considered in an Action at law or in equity).

                            (b)         The Company Board has (i) taken all appropriate actions so that, assuming the accuracy of the representations and warranties set forth in Section 4.05, the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to, or as a result of, the execution of this Agreement or the consummation of the Transactions, including the Merger, without any further action on the part of the stockholders of the Company or the Company Board and (ii) at a meeting duly called and held at which all of the directors of the Company were present, duly and unanimously adopted resolutions (A) approving and declaring the advisability of this Agreement, (B) approving the execution, delivery and performance of this Agreement and the consummation of the Transactions, including the Merger, (C) determining this Agreement and the Transactions to be advisable, fair to and in the best interests of the Company and the Company's stockholders and (D) recommending that the Company's stockholders adopt this Agreement, which resolutions, except to the extent expressly permitted by Section 5.03(d) or Section 5.03(e), have not been rescinded, modified or withdrawn in any way. No other "fair price," "moratorium," "control share acquisition", "business combination" or other anti-takeover statute or Law (each, together with Section 203 of the DGCL, a "Takeover Law") is or will be applicable to the Company or the Transactions. None of the Company or any Company Subsidiary has adopted or is subject to a stockholder rights agreement, rights plan, "poison pill" or other similar agreement.

              Section 3.04  No Conflict; Required Filings and Consents.    None of the execution and delivery of this Agreement by the Company or, assuming the receipt of the Company Stockholder Approval and the making of the filings and the receipt of the consents and waiting period terminations or expirations identified in Section 3.04(b), the performance of this Agreement by the Company, the consummation by the Company of the Merger or any other Transaction, or the Company's compliance with any of the provisions of this Agreement will (with or without notice or lapse of time, or both):

                            (a)         (i) conflict with or violate the Company Certificate or Company Bylaws, or any equivalent organization or governing documents of any Company Subsidiary; (ii) conflict with or violate any Law or rule of NASDAQ applicable to the Company or any Company Subsidiary or by which any of their respective properties is bound or affected, in the case of any Company Subsidiary, in any material respect; (iii) result in any material violation or breach of, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair the Company's or any Company Subsidiary's material rights under, or alter their respective material obligations under, or alter the material rights or obligations of any third party under, or give to any third party any rights of purchase, termination, amendment, payment, acceleration or cancellation pursuant to, any Company Material Contract or under any Company Permit, or (iv) result in the creation of a Lien (other than a Permitted Lien) on any of the material properties or assets (including intangible assets) of the Company or any Company Subsidiary.

                            (b)         require any consent, approval, waiting period termination or expiration, Order, license, authorization, declaration or permit of, or filing or registration with or notification to, any Governmental Entity, except (i) the applicable requirements, if any, of the Securities Act and the Exchange Act, including the filing of the Proxy Statement relating to the adoption by the stockholders of the Company of this Agreement, (ii) the filing and recordation of the Certificate of Merger or other documents as required by the DGCL, (iii) compliance with any applicable requirements of the HSR Act and the applicable requirements of non-U.S. Antitrust Laws, (iv) such filings as may be required under the rules and regulations of NASDAQ, (v) such consents, approvals, waiting period terminations or expirations, Orders, licenses, authorizations, declarations, permits, filings, registrations and notifications as may be required under state or foreign securities or Takeover Laws and (vi) such other consents, approvals, waiting period terminations or expirations, Orders, licenses, authorizations, declarations, permits, filings, registrations or notifications that, if not obtained or made, would not have and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

              Section 3.05  Permits; Compliance With Law.

                            (a)         Each of the Company and each Company Subsidiary holds all material authorizations, licenses, permits, certificates, filings, consents, variances, exemptions, waivers, approvals, orders, registrations, qualifications and clearances of any Governmental Entity necessary for the Company and each Company Subsidiary to own, lease and operate its properties and assets, and to carry on and operate its businesses in all material respects as currently conducted (the "Company Permits"). Each of the Company and each Company Subsidiary is, and has for the past five years been, in compliance with the terms of the Company Permits in all material respects, and all of the Company Permits are valid and in full force and effect in all material respects. As of the date of this Agreement, no material suspension, modification, revocation or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened, nor will consummation of the Merger cause any such action.

                            (b)         Neither the Company nor any Company Subsidiary is in, or has any continuing Liability as a result of any, conflict or noncompliance with, default under or violation of, or has any continuing or unresolved Liabilities in connection with, or is being or has been, since January 1, 2015, investigated for, or charged by any Governmental Entity with an alleged violation of or noncompliance with, any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected. No Action or, to the Company's Knowledge, investigation, by any Governmental Entity with respect to the Company or any Company Subsidiary is pending or, to the Knowledge of the Company, threatened, nor has any Governmental Entity indicated publicly or to the Company an intention to conduct any such Action or investigation.

                            (c)           None of the Company, the Company Subsidiaries or any of their respective directors, officers, executives, or employees, and none of the agents or representatives acting on behalf of the Company in their capacity as such (i) has used any corporate funds, directly or indirectly, for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) has used any corporate funds, directly or indirectly, for any unlawful payments or gifts of cash or anything of value, or to confer any unlawful economic benefit to any foreign or domestic government or public international organization officials or employees, political party officials, candidates for political office, or immediate family members of the foregoing, or any other Person, (iii) has violated, is violating, or operated in noncompliance with any provision of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other applicable anticorruption Laws, (iv) has established or maintained any unlawful fund of corporate monies or other properties or assets, (v) has directly or indirectly made, authorized, offered or promised any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or transfer of any nature to any Person or (vi) has directly or indirectly violated, is violating, or operated in noncompliance with any anti-bribery law, anti-money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations. The Company and the Company Subsidiaries implement and enforce policies and procedures designed to ensure compliance with applicable Laws concerning bribery, corruption and money laundering.

                            (d)         There are, and since January 1, 2013 have been, no Actions or, to the Knowledge of the Company, investigations, pending or, to the Knowledge of the Company, threatened, of any nature seeking to impose, or that are reasonably likely to result in the imposition, on the Company or any of the Company Subsidiaries of any Liability arising under or relating to any Environmental Law or Company Permit relating to the environment, health or safety matters, or in connection with any Hazardous Substance. Neither the Company nor any Company Subsidiary is, or since January 1, 2013 has been, subject to any continuing or unresolved material Liabilities in connection with, any agreement, Order settlement, letter or memorandum by or with any Governmental Entity or third party imposing any Liability under any Environmental Law or Company Permit relating to the environment, health or safety matters, or in connection with any Hazardous Substance.

                            (e)         Since January 1, 2015, each of the Company and each Company Subsidiary has at all times complied in all material respects with (i) applicable U.S. Export and Import Laws and (ii) applicable Foreign Export and Import Laws, and neither the Company nor any Company Subsidiary has made a voluntary disclosure with respect to any violation of any U.S. Export and Import Laws or Foreign Export and Import Laws. Without limiting the foregoing: (i) each of the Company and each Company Subsidiary has obtained or invoked, and is in compliance in all material respects with, all material export licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications, license exceptions and filings with any Governmental Entity required under U.S. Export and Import Laws and Foreign Export and Import Laws for (A) the export, import and re-export of products, services, Software and technologies and (B) releases of technologies and Software to foreign nationals located in and outside the United States and abroad (collectively, "Export Approvals"), (ii) there are no Actions or, to the Knowledge of the Company, investigations, pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary with respect to U.S. Export and Import Laws or Foreign Export and Import Laws, (iii) there are no Actions, conditions, circumstances or, to the Knowledge of the Company, investigations pertaining to the Company's or any Company Subsidiary's export or import transactions that have given rise to any material claims, and (iv) no Export Approvals for the transfer of products, services, Software or technologies and no authorization to transfer existing Export Approvals to Parent or the Surviving Corporation are required. There are no Actions or, to the Knowledge of the Company, investigations pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary with respect to actual or alleged violations of any Export Approvals.

                            (f)           None of the Company, the Company Subsidiaries or any of their respective directors, officers, executives, employees, and none of the agents or representatives acting on behalf of the Company in their capacity as such (i) is listed on a State Sanctions List; (ii) is, or is owned or controlled by, a Sanctioned Person; (iii) has conducted or is conducting any business, transactions, or other activities directly or indirectly with or for the benefit of any Sanctioned Person or with, for the benefit of, or in any Sanctioned Country; or (iv) is or has been in violation of any Sanctions, and neither the Company nor any Company Subsidiary has made a voluntary disclosure with respect to any violation of Sanctions. There are no Actions or, to the Knowledge of the Company, investigations, pending or, to the Knowledge of the Company, threatened, against the Company or any Company Subsidiary with respect to actual or alleged violations of any Sanctions.

              Section 3.06  SEC Filings.

                            (a)         Since January 1, 2015, the Company has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, proxy statements, schedules, statements and other documents (including exhibits) required to be filed or furnished (as applicable) by it under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") (such documents and any other documents filed by the Company with the SEC since January 1, 2015, as such documents have been supplemented, modified or amended since the time of filing, collectively, the "Company SEC Documents"). None of the Company Subsidiaries is currently or has, since becoming a Company Subsidiary been, required to file any forms, reports or other documents with the SEC.

                            (b)         As of their respective effective dates (in the case of the Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), or in each case, if amended prior to the date of this Agreement, as of the date of the last such amendment, the Company SEC Documents complied (or with respect to Company SEC Documents filed or furnished after the date of this Agreement, will comply) in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, the Sarbanes-Oxley Act and the applicable rules and regulations of the SEC thereunder and did not (or with respect to Company SEC Documents filed or furnished after the date of this Agreement, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                            (c)          As of the date of this Agreement, to the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC comment.

              Section 3.07  Financial Statements.

                            (a)         Each of the consolidated financial statements of the Company (including, in each case, any notes and schedules thereto) included in the Company SEC Documents (collectively, the

"Company Financial Statements") (i) has been prepared from, is in accordance with, and accurately reflects the books and records of the Company and the consolidated Company Subsidiaries in all material respects, (ii) has been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments that are not material in amount or nature and as may be permitted by the SEC on Form 10-Q or any successor or like form under the Exchange Act, including the absence of footnotes) and (iii) presents fairly in all material respects the consolidated financial position and the consolidated results of operations, cash flows and stockholders' equity of the Company and the consolidated Company Subsidiaries as of the dates and for the periods referred to therein.

                            (b)         Without limiting the generality of Section 3.07(a) or any of the representations made in Section 3.07(a), (i) KPMG LLP has not resigned or been dismissed as the independent registered public accounting firm of the Company as a result of or in connection with any disagreement with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) neither the chief executive officer nor the chief financial officer of the Company has failed in any respect to make, without qualification, the certifications required of him or her under Section 3.02 or 906 of the Sarbanes-Oxley Act with respect to any form, report or schedule filed by the Company with the SEC since the enactment of the Sarbanes-Oxley Act and (iii) no enforcement Action or, to the Knowledge of the Company, investigation has been initiated or, to the Knowledge of the Company, threatened against the Company by the SEC relating to disclosures contained in any Company SEC Document (other than routine review of Company SEC Documents for which there remain no outstanding comments as of the date of this Agreement).

              Section 3.08  Internal Controls; Sarbanes-Oxley Act.

                            (a)         The Company and the Company Subsidiaries (i) have established and maintain a system of internal control over financial reporting that is effective to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (ii) have implemented and maintain disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) that are designed to ensure that material information relating to the Company, including its consolidated Company Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities as appropriate to allow timely decisions regarding required disclosure, and (iii) have disclosed, based on the Company's most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Company Board, (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company's ability to record, process, summarize and report financial information, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The Company has delivered to Parent prior to the date of this Agreement all disclosures of significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that have been made by the Company to the Company's auditors or audit committee at any time between January 1, 2013, and the date of this Agreement.

                            (b)         Since January 1, 2013, neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, any director, officer, auditor, accountant or representative of the Company or any Company Subsidiary, has received or otherwise had or obtained Knowledge of any substantive complaint, allegation, assertion or claim, whether written or oral, that the Company or any

Company Subsidiary has engaged in questionable accounting or auditing practices. Since January 1, 2013, no current or former attorney representing the Company or any Company Subsidiary has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any Company Subsidiary, or any of their respective officers, directors, employees or agents, to the current Company Board or any committee thereof or to any current director or executive officer of the Company.

                            (c)          To the Knowledge of the Company, no employee of the Company or any Company Subsidiary has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable legal requirements of the type described in Section 806 of the Sarbanes-Oxley Act by the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, any director, officer, employee, contractor, subcontractor or agent of the Company or any Company Subsidiary, has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee, contractor, subcontractor or agent of the Company or any Company Subsidiary in the terms and conditions of his or her employment or engagement because of any lawful act of such employee, contractor, subcontractor or agent described in Section 806 of the Sarbanes-Oxley Act.

                            (d)         The books and records of the Company and each Company Subsidiary have been, and are being, properly and accurately maintained in all material respects in accordance with GAAP (to the extent applicable) and any other applicable legal and accounting requirements and reflect only actual transactions. The Company has made available to Parent the minutes of the Company Board (including the committees thereof) meetings and meetings of the Company's stockholders, in each case for the five years prior to the date of this Agreement, except for minutes that primarily relate to the Transactions, and such minutes contain, in all material respects, an accurate record of the meetings and other corporate actions held or taken by the Company Board (including the committees thereof) and the Company's stockholders over such five-year period, except for redacted material relating to (i) the Transactions or other confidential information related to third parties in connection with the process conducted by the Company related to the Transactions or (ii) information that is competitively sensitive with respect to Parent and its business.

                            (e)         The Company is in compliance in all material respects with all current listing and corporate governance requirements of NASDAQ and is in compliance in all material respects with all rules, regulations and requirements of the Sarbanes-Oxley Act and the SEC.

                            (f)          The Company has adopted a code of ethics, as defined by Item 406(b) of Regulation S-K under the Securities Act, for senior financial officers, applicable to its principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Company has promptly disclosed any change in or waiver of the Company's code of ethics with respect to any such persons, as required by Item 5.05 of Form 8-K. To the Knowledge of the Company, there have been no violations of provisions of the Company's code of ethics by any such persons.

              Section 3.09  Absence of Undisclosed Liabilities.

                            (a)         There are no Liabilities of the Company or any Company Subsidiary that would be required by GAAP to be reflected or reserved against on a consolidated audited balance sheet of the Company (or disclosed in the footnotes thereto), other than:

                                             (i)       Liabilities disclosed and provided for in the consolidated balance sheet of the Company as of September 30, 2017 that is included in the Company SEC Documents as of the date of this Agreement (the "Most Recent Balance Sheet"), or disclosed in the notes thereto;

                                             (ii)       Liabilities incurred under this Agreement or in connection with the Transactions; or

                                           (iii)       Liabilities incurred in the ordinary course of business consistent with past practice since the date of the Most Recent Balance Sheet in amounts that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                              (b)          Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K under the Securities Act)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company or any Company Subsidiary in the Company Financial Statements or any Company SEC Documents.

               Section 3.10  Absence of Certain Changes or Events.    Since September 30, 2017 through the date hereof, (a) except as disclosed in the Company SEC Documents filed with the SEC on or after September 30, 2017, but prior to the date of this Agreement (other than disclosures in such Company SEC Documents contained under the heading "Risk Factors" or any disclosure of risks included in any "forward looking statements" disclaimers or other similar cautionary disclosure), the Company and the Company Subsidiaries have conducted their business in the ordinary course of business consistent with past practice in all material respects, (b) there has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (c) there has not been any action taken by the Company or any Company Subsidiary from September 30, 2017, through the date of this Agreement that, if taken during the period from the date of this Agreement through the Effective Time without the prior written consent of Parent, would constitute a breach of Section 5.01(a)(i), (iv), (v), (vi), (vii), (viii), (x), (xiii), (xv), (xviii), (xix) or (xxi).

               Section 3.11  Employee Benefit Plans.

                              (a)           Section 3.11(a) of the Company Disclosure Schedule sets forth a complete list of each Company Benefit Plan other than (i) offer letters and other agreements, understandings or arrangements related to non-U.S. employees, (ii) offer letters and other agreements, understanding or arrangements related to U.S. employees that are terminable without any obligation of the Company to provide advance notice of termination or severance rights, and (iii) any agreement, understanding or arrangement under which a single individual who is not a director or does not hold a position of senior vice president or above of the Company is eligible to receive non-material compensation and/or benefits.. None of the Company, any Company Subsidiary, any ERISA Affiliate or, to the Knowledge of the Company, any other Person has any express or implied commitment to: (i) modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA, the Code or other Law; or (ii) institute any plan, Contract, program, fund or arrangement of any kind for the benefit of any current or former directors, officers, employees, stockholders or consultants of the Company, any Company Subsidiary or any ERISA Affiliate, other than the Company Benefit Plans listed on Section 3.11(a) of the Company Disclosure Schedule.

                              (b)          With respect to each Company Benefit Plan listed in Section 3.11(a) of the Company Disclosure Schedule, the Company has delivered or made available to Parent accurate and complete copies of (i) each Company Benefit Plan (or, if such Company Benefit Plan is not written, a written summary of its material terms), including all plan documents, trust agreements, insurance Contracts or other funding vehicles and all amendments thereto, (ii) all summaries and summary plan descriptions, including any summary of material modifications, (iii) the three most recent annual reports (Form 5500 series) with any required schedules filed with the IRS with respect to such Company Benefit Plan, (iv) the most recent actuarial report or other financial statement relating to such Company Benefit Plan, (v) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan and any pending request for such a determination letter, (vi) with respect to each Company Benefit Plan, each trust agreement, insurance or group annuity contract, administration and similar agreements, and investment management or investment advisory agreements, (vii) the most recent nondiscrimination tests performed under the Code (including 401(k) and 401(m) tests) for each Company Benefit Plan, and (viii) all filings made with any Governmental Entity within the past five years, including any filings under a government sponsored amnesty, voluntary compliance or similar program (including the IRS Employee Plans Compliance Resolution System and the Department of Labor Delinquent Filer Program or Voluntary Fiduciary Correction Program).

                              (c)           Each Company Benefit Plan has been maintained, operated, and administered in all material respects in accordance with its terms and any related documents or agreements and in compliance in all material respects in accordance with all Law, including ERISA and the Code. Contributions (including any premiums) required to be made under the terms of any of the Company Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the Most Recent Balance Sheet. With respect to the Company Benefit Plans, no event has occurred and there exists no condition or set of circumstances in connection with which the Company, any Company Subsidiary, any ERISA Affiliate or any Company Benefit Plan fiduciary could be subject to any Liability (other than for routine benefit Liabilities) under the terms of, or with respect to, such Company Benefit Plans, ERISA, the Code or any other applicable Law, nor would negotiation or consummation of the Transactions give rise to such Liability. With respect to each Company Benefit Plan, all Tax, annual reporting and other filings with a Governmental Entity required by ERISA, the Code and other applicable Law have been timely filed with the appropriate Governmental Entity and all notices and disclosures have been timely provided to participants.

                              (d)          Each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code either (i) has a current favorable determination letter from the IRS as to its qualified status (or is waiting to receive a favorable determination letter for an application filed during the last 12 months of its previous remedial amendment cycle), or (ii) may rely upon a prototype opinion letter, and each Company Benefit Plan and related trust which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt. No fact or event has occurred that could adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust. There has been no termination, partial termination or discontinuance of contributions to any Company Benefit Plan intended to qualify under Code Section 401(a).

                              (e)           There has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan that could result in Liability to the Company, any Company Subsidiary or any ERISA Affiliate. There have been no breaches of any of the duties imposed on "fiduciaries" (within the meaning of Section 3(21) of ERISA) by ERISA (or breaches of any other fiduciary duty under applicable Law) with respect to any Company Benefit Plan that could result in any Liability or excise tax under ERISA, the Code or other applicable Law being imposed on the Company, any Company Subsidiary or any ERISA Affiliate. Each Company Benefit Plan (other than an employment, severance, change in control or other similar agreement with an individual) can be unilaterally amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms by the Company, a Company Subsidiary or an ERISA Affiliate, without material Liability to the Company, any Company Subsidiary or any ERISA Affiliate (other than (A) Liability for ordinary administrative expenses typically incurred in a termination event or (B) Liability for benefits accrued as of the date of such amendment, termination or discontinuation to the extent that either (x) there are sufficient assets set aside in a trust or insurance Contract to satisfy such Liability or (y) such Liability is reflected on the Most Recent Balance Sheet). No Action or, to the Company's Knowledge, investigation is pending or, to the Knowledge of the Company, threatened against or with respect to any Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims). None of the Company, any Company Subsidiary or any ERISA Affiliate has any Liability under Section 502 of ERISA. All contributions and payments to such Company Benefit Plan are fully deductible under Sections 162 or 404 of the Code. No amount is subject to Tax as unrelated business taxable income under Section 511 of the Code, and no excise tax could reasonably be expected to be imposed upon the Company under Chapter 43 of the Code.

                              (f)           Neither the Company, any Company Subsidiary nor any ERISA Affiliate has ever (i) maintained a Company Benefit Plan that was subject to Section 412 of the Code or Title IV of ERISA or had any Liability with respect to such plan or (ii) been obligated to contribute to a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) that is subject to ERISA. No Company Benefit Plan is funded by, associated with or related to a "voluntary employees' beneficiary association" within the meaning of Section 501(c)(9) of the Code, or is funded through a "welfare benefit fund" as defined in Section 419(e) of the Code or a supplemental unemployment benefit plan within the meaning of Section 501(c)(17) of the Code.

                              (g)           Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event, such as termination of employment) will (i) result in any compensatory payment becoming due to any director or employee of the Company, any Company Subsidiary, any ERISA Affiliate or any of their respective Affiliates, or to any Governmental Entity or other Person on behalf of any such director or employee, from the Company, any Company Subsidiary, any ERISA Affiliate or any of their respective Affiliates under any Company Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any Company Benefit Plan, (iii) result in any acceleration of the time of payment or vesting of any benefits or (iv) result in the payment of any amount that, individually or in combination with any other such payment, would not be deductible pursuant to Section 280G of the Code (determined without regard to Section 280G(b)(4) of the Code) or Section 162(m) of the Code.

                              (h)          Except as required by Law, no Company Benefit Plan provides any retiree or post-employment health, disability, life insurance or other welfare benefits (whether or not insured) to any Person. The Company, each Company Subsidiary and each ERISA Affiliate are in material compliance with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations (including proposed regulations) thereunder, and any similar state law and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations (including the proposed regulations) thereunder.

                              (i)           The Company does not maintain any Company Benefit Plans that are or may reasonably be deemed to be a "nonqualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code). No award granted under any of the Company Stock Option Plans is or may reasonably be deemed to be a "non-qualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code) subject to Section 409A of the Code. None of the Company, any Company Subsidiary or any ERISA Affiliate is a party to, or otherwise obligated under, any Company Benefit Plan that provides for the gross-up of the Tax imposed by Section 409A(a)(1)(B) of the Code.

                              (j)           All Foreign Employee Benefit Plans (i) have been maintained, operated and funded in all material respects in accordance with applicable Law (including applicable Tax withholding and reporting requirements and applicable legal filings), (ii) if they are intended to qualify for special tax treatment meet all material requirements for such treatment and (iii) if they are intended to be funded and/or book-reserved, are funded and/or book reserved in all material respects, as appropriate, based upon reasonable actuarial assumptions.

               Section 3.12  Labor and Other Employment Matters.

                              (a)           Each of the Company and each Company Subsidiary is in compliance in all material respects with all Laws respecting employment and employment practices, terms and conditions of employment, immigration, workers' compensation, long term disability, occupational safety, plant closings, compensation and benefits, and wages and hours, including Title VII of the Civil Rights Act of 1964, the Equal Pay Act of 1967, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act, and the applicable rules and regulations adopted by those federal agencies responsible for the administration of such Laws ("Employment Practices"). Neither the Company nor any Company Subsidiary is liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business consistent with past practice). As of the date of this Agreement, (i) there are no Actions or, to the Company's Knowledge, investigations pending or scheduled by any Governmental Entity pertaining to the Employment Practices of the Company or any Company Subsidiary; and (ii) no complaints relating to Employment Practices of the Company or any Company Subsidiary have been filed with any Governmental Entity or submitted in writing to the Company or any Company Subsidiary. To the Knowledge of the Company, no event has occurred, nor does any condition or circumstance exist, that would reasonably be expected to provide a basis for the commencement of any labor strikes, slowdowns, work stoppages, lockouts, or any similar activity or dispute. To the Knowledge of the Company, the Company and the Company Subsidiaries are not engaged, and have never been engaged, in any unfair labor practice (as defined under the National Labor Relations Act) and there is no charge or complaint against the Company or any Company Subsidiary by the National Labor Relations Board, any comparable state or foreign agency, or any individual, pending or, to the Knowledge of the Company, threatened.

                              (b)          Neither the Company nor any Company Subsidiary is a party to or otherwise bound by any Contract that is a collective bargaining agreement or other agreement with any labor union or labor organization, and no such Contract is presently being negotiated. To the Knowledge of the Company, there are no current and there has not been at any time during the last five years any campaigns to solicit cards from employees of the Company or any Company Subsidiary to authorize representation by any labor union or labor organization and there are no current and there has not been at any time during the last five years any other union organizing activities concerning any employees of the Company or any Company Subsidiary. There are no current and there have not been any labor strikes, slowdowns, work stoppages, lockouts, or any similar activity or dispute, affecting the Company or any Company Subsidiary during the last five years. The consent of, consultation of or the rendering of formal advice by any labor or trade union, works council or any other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions.

                              (c)           To the Knowledge of the Company, no employee of the Company or any Company Subsidiary is in violation of any term of any employment Contract, non-disclosure or confidentiality agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or any Company Subsidiary by which the individual is employed because of the nature of the business conducted or presently proposed to be conducted by it or to the use of Trade Secrets or proprietary information of others.

                              (d)          Each of the Company and each Company Subsidiary is in compliance with the Worker Readjustment and Notification Act (29 U.S.C. §2101) (the "WARN Act") and any applicable state laws or other Laws regarding redundancies, reductions in force, mass layoffs, and plant closings, including all obligations to promptly and correctly furnish all notices required to be given thereunder in connection with any redundancy, reduction in force, mass layoff, or plant closing to affected employees, representatives, any state dislocated worker unit and local government officials, or any other Governmental Entity. For the past two years, neither the Company nor any Company Subsidiary has taken any action that would constitute a "mass layoff" or "plant closing" within the meaning of the WARN Act or would otherwise trigger notice requirements or Liability under any other comparable state or local law in the United States.

                              (e)           All current employees of the Company and any Company Subsidiary who work in the United States are, and all former employees of the Company or any Company Subsidiary who worked in the United States whose employment terminated, voluntarily or involuntarily, since January 1, 2015 were, legally authorized to work for the Company or the Company Subsidiary in the United States. The Company and any Company Subsidiary have completed and retained the necessary employment verification paperwork under the Immigration Reform and Control Act of 1986 for the employees hired prior to the Closing Date.

                              (f)           The Compensation Committee of the Company Board is (and at all times during the past 18 months was, and at all times from the date of this Agreement through the Effective Time will be) composed solely of "independent directors" within the meaning of Rule 14d-10(d)(2) promulgated under the Exchange Act and the instructions thereto (each, an "Independent Director"). The Company Board, at a meeting duly called and held, has determined that each of the members of the Compensation Committee of the Company Board is an Independent Director.

                              (g)           Each individual who has received compensation for the performance of services on behalf of the Company or any Company Subsidiary has been properly classified as an employee or independent contractor in accordance with applicable Law.

               Section 3.13  Contracts.

                              (a)           Section 3.13(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a true and complete list of each Contract of the Company or any Company Subsidiary in effect as of the date of this Agreement and that is included within any of the following categories:

                                              (i)       all Contracts that purport to limit, curtail or restrict the freedom or right of the Company, any Company Subsidiary or any of the Company's current or future Affiliates in any material respect to engage or compete in any line of business or market, sell, supply, license or distribute any product or service, in each case, in any market or geographic area, with any Person or during any period of time (or pursuant to which a benefit or right is required to be given or would be lost as a result of so competing, engaging, marketing, selling, supplying, licensing or distributing);

                                             (ii)       any Contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

                                           (iii)       any Contract that grants any Person other than the Company or any Company Subsidiary any exclusive license, supply, distribution or other rights;

                                            (iv)       any Contract that grants any Person other than the Company or any Company Subsidiary any (A) "most favored nation" or other preferred pricing rights, (B) rights of first refusal, rights of first negotiation or that materially limits or purports to materially limit the ability of the Company or any Company Subsidiary to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or businesses, (C) exclusive rights to purchase any Company Products, (D) any Contract with a subscription period, or which obligates Company to provide supply or services for a period, greater than three years, or (E) right to require the Company or any Company Subsidiary to purchase all or any portion of the Company's or a Company Subsidiary's requirements from any third party;

                                             (v)       any Contract that obligates the Company or any Company Subsidiary to (A) provide maintenance and/or support with respect to any discontinued Company Product or any prior version of any Company Product for more than 12 months following the release of a replacement product or new version of a Company Product, as applicable or (B) maintain interoperability or compatibility of any of the Company Products or services with any technology, products or services of any other Person;

                                            (vi)       any Contract relating to the disposition or acquisition by the Company or any Company Subsidiary of any business (whether by merger, sale or purchase of assets, sale or purchase of stock or equity ownership interests or otherwise) (A) entered into since January 1, 2015, (B) that contains "earn-out" provisions or other payment (including contingent payment) or holdback obligations that are or may be payable after the date of this Agreement or (C) that contains ongoing non-competition, indemnification obligations or other ongoing obligations that are material to the Company and the Company Subsidiaries, taken as a whole;

                                           (vii)       any Contract (A) governing the terms of any existing equity or debt investment by the Company or any Company Subsidiary in excess of $1,000,000 or (B) providing for ongoing capital commitments (including any obligation to provide funds, or make an investment, in the form of a loan, capital contribution or otherwise), other than, in each case, any such Contract between the Company and any direct or indirect wholly-owned Company Subsidiary, or between direct or indirect wholly-owned Company Subsidiaries ("Intercompany Contracts");

                                          (viii)       any Indebtedness under which the currently outstanding maximum obligation of the Company and the Company Subsidiaries is $1,000,000 or greater, whether secured or unsecured, excluding any Indebtedness pursuant to Intercompany Contracts;

                                            (ix)       any Indebtedness under which the currently outstanding maximum obligation owed to the Company and the Company Subsidiaries is $1,000,000 or greater, whether secured or unsecured, excluding any Indebtedness pursuant to Intercompany Contracts ;

                                             (x)       any lease, sublease or other Contract relating to the occupancy of the Leased Real Property involving payments by the Company or the Company Subsidiaries in excess of $500,000 in 2015 or any year thereafter;

                                            (xi)       any general or limited partnership, joint venture or joint development Contract;

                                           (xii)       any Contract relating to the settlement of any civil, administrative or judicial Action or investigation within the past five years other than any such Contract that provided solely for payment(s) of less than $250,000 in addition to other customary terms for settlement agreements, such as settlement and release provisions and confidentiality obligations, in each case that does not restrict the operation of the business conducted or to be conducted by the Company or the Company Subsidiaries, and that has not otherwise been material to the business of the Company or the Company Subsidiaries;

                                          (xiii)       any (A) standstill or similar agreement restricting any Person from acquiring the securities of, soliciting proxies respecting, or affecting the control of, any other Person, or (B) Contract requiring the Company or any Company Subsidiary to provide any notice or information to any Person prior to considering or accepting any Acquisition Proposal or similar proposal or prior to entering into any discussions or Contract relating to any Acquisition Proposal or similar transaction;

                                          (xiv)       any Government Contract or open or outstanding Government Bid or any Contract incorporating government acquisition terms (e.g., in the U.S., the Federal Acquisition Regulation or the Defense Federal Acquisition Regulation Supplement);

                                           (xv)       each Contract that involves performance of custom Software development services by the Company or any Company Subsidiary (excluding, for the avoidance of doubt, implementation, configuration, maintenance and support, or training or other non-custom services related to the Company Products provided to customers, sublicensors, value added resellers, systems integrators or other distributors or resellers in the ordinary course of business), expressly providing for either (A) recurring annual payments to the Company or any of the Company Subsidiaries after the date of this Agreement of $250,000 or more or (B) aggregate payments or potential aggregate payments to the Company and the Company Subsidiaries after the date of this Agreement of $500,000 or more;

                                          (xvi)       any Contract, other than a Contract for Commercially Available Software, providing for the purchase by or license to (or for the benefit or use of) the Company or any Company Subsidiary of any Software, content (including textual content and visual, photographic or graphical content), technology or Intellectual Property, which Software, content, technology or Intellectual Property is incorporated (or is contemplated by the Company or any Company Subsidiary to be incorporated) into any Company Product sold by the Company or any Company Subsidiary, and is material with respect to any such Company Product;

                                         (xvii)       each Patent cross-license;

                                        (xviii)       any Contract with (A) any of the 50 largest customers determined on the basis of the annual contract value of the Contracts with such customer determined as of the four consecutive fiscal quarters ended September 30, 2017, (B) any of the top 13 resellers and distributors (including original equipment manufacturers) determined on the basis of the annual contract value of the accounts generated by such resellers and distributors in the four consecutive fiscal quarters ended December 31, 2017 (the customers, resellers and distributors referenced in clauses (A) and (B) above, each, a "Significant Customer"), (C) any of the 15 largest suppliers and the 10 largest licensors of Intellectual Property, in each case determined on the basis of aggregate payments made or owed by the Company and the Company Subsidiaries in the four consecutive fiscal quarters ended December 31, 2017, or (D) any of the top 10 referral partners or systems integrators determined on the basis of the annual contract value of the accounts generated by such referral partners in the four consecutive fiscal quarters ended December 31, 2017 (other than as would be disclosed against clauses (A), (B) or (C) above without regard to the quantity limitations referenced therein);

                                          (xix)       except as otherwise listed in response to this Section 3.13(a), and excluding Intercompany Contracts, any Contract that involves payments by or to the Company or any of the Company Subsidiaries of more than $1,000,000 over the four consecutive fiscal quarters ended September 30, 2017;

                                           (xx)       any Contract pursuant to which the Company or any of the Company Subsidiaries has agreed or is required to provide any third party with rights in or access to Company Source Code (including on a contingent basis), or to provide for Company Source Code to be put in escrow;

                                          (xxi)       any Contract for the development for the benefit of the Company or any Company Subsidiary by any party other than the Company or a Company Subsidiary, of technology or Intellectual Property that is material to any Company Product.

                                         (xxii)       any Contract providing for (A) indemnification of any Person (i) with respect to material Liabilities relating to any current or former business of the Company, any of the Company Subsidiaries or any predecessor Person, other than indemnification obligations of the Company or any of the Company Subsidiaries pursuant to the provisions of a Contract entered into by the Company or any of the Company Subsidiaries in the ordinary course of business consistent with past practice or that would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, or (ii) with respect to claims involving infringement, misappropriation or other violation of any Intellectual Property rights of any third Person, other than indemnification obligations of the Company or any of the Company Subsidiaries pursuant to the provisions of a Contract entered into by the Company or any of the Company Subsidiaries in the ordinary course of business consistent with past practice; or (B) any guaranty under a Contract related any tangible assets by the Company or any Company Subsidiary that is material to the Company or any Company Subsidiary (in each case with respect to which the Company or any Company Subsidiary has continuing obligations as of the date of this Agreement);

                                        (xxiii)       any Contract (A) with providers of co-location or data hosting services, including with respect to the provision of Company Products, or (B) with material application services providers, in each case, whose services are material to the Company and the Company Subsidiaries, taken as a whole;

                                        (xxiv)       any Contract pursuant to which the Company or any Company Subsidiary is authorized to market, distribute or resell any product, service or Intellectual Property of any third party, other than pursuant to licenses to Commercially Available Software;

                                         (xxv)       any Contract that limits or purports to limit the ability of the Company, any Company Subsidiary or any current of future Affiliate of the Company to collect, receive, derive, access, store, retain, destroy, transmit, transfer (including cross-border transfers), disclose or use Personal Information to an extent greater than (A) as set forth on the Company's standard form of customer agreement or (B) imposed under applicable Privacy and Security Laws;

                                        (xxvi)       any Contract pursuant to which (A) the Company or any Company Subsidiary has agreed to any restriction on the right of the Company or any Company Subsidiary to enforce any Intellectual Property rights, the effect of which is material to the business of the Company or any Company Subsidiary, other than pursuant to Outbound License Agreements and Services Agreements, or (B) the Company or any Company Subsidiary has agreed to transfer or sell rights in or with respect to any Company Owned Intellectual Property;

                                      (xxvii)        any other Contract under which the consequences of a default or breach or early termination would have or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

                                     (xxviii)        any Contract pursuant to which the terms and conditions thereof or any information or data contained therein are deemed classified pursuant to the rules and regulations of any Governmental Entity;

                                        (xxix)       any Contract with any director, officer or other Affiliate (other than the Company or any Company Subsidiary) of the Company;

                                         (xxx)       any Contract pursuant to which the Company or any Company Subsidiary authorizes a third party to sell Company Products under its own brand without any branding of the Company or a Company Subsidiary;

                                        (xxxi)       any Contract that would prohibit the Company from providing the information described in Section 5.03(b) or Section 5.03(c) to Parent; and

                                      (xxxii)        all other Contracts required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or disclosed by the Company on a Current Report on Form 8-K, whether or not so filed or disclosed.

Each Contract disclosed in Section 3.13(a) of the Company Disclosure Schedule, required to be disclosed pursuant to this Section 3.13(a) or that would have been required to be so disclosed if it had existed on the date of this Agreement is referred to herein as a "Company Material Contract." True and complete copies (except as redacted to the extent permitted under this Agreement) of each Company Material Contract have been made available by the Company to Parent in the electronic dataroom maintained by the Company, or publicly filed with the SEC prior to the date hereof.

                            (b)         (i) Each Company Material Contract is a legal, valid and binding obligation of the Company or a Company Subsidiary and, to the Knowledge of the Company, of the other party or parties thereto, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally; (ii) each Company Material Contract is in full force and effect and upon consummation of the Merger shall continue to be in full force and effect without any penalty, acceleration, termination, repurchase right or other adverse consequence; (iii) each of the Company and each Company Subsidiary has performed all obligations required to be performed by it under each Company Material Contract in all material respects and, to the Knowledge of the Company, each other party to each Company Material Contract has performed all obligations required to be performed by it under such Company Material Contract in all material respects; (iv) none of the Company nor any Company Subsidiary has Knowledge of, or has received notice of, any violation or default under any Company Material Contract; and (v) neither the Company nor any Company Subsidiary has received any notice from any other party to any such Company Material Contract to the effect that, and otherwise has no Knowledge that, such party intends to terminate prior to its stated term, or not renew, any such Company Material Contract.

              Section 3.14  Litigation.

                            (a)         There is no Action or, to the Knowledge of the Company, investigation, pending or, to the Knowledge of the Company, threatened, against or affecting the Company or any Company Subsidiary (including by virtue of indemnification or otherwise) or their respective assets or properties, or any executive officer or director of the Company or any Company Subsidiary.

                            (b)         Neither the Company nor any Company Subsidiary is subject to any material outstanding Order or arbitration ruling, award or other finding.

                            (c)           There are no internal investigations or internal inquiries that, since January 1, 2017, have been conducted by or at the direction of the Company Board (or any committee thereof) concerning any financial, accounting or other misfeasance or malfeasance issues or that could reasonably be expected to lead to a voluntary disclosure or enforcement action.

              Section 3.15  Intellectual Property.

                            (a)          Section 3.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of Company Registered Intellectual Property. For each listed item, Section 3.15(a) of the Company Disclosure Schedule indicates, as applicable, the owner of such Intellectual Property, the countries in which such Intellectual Property is applied for or registered, the application or registration number, and the filing or registration dates thereof.

                            (b)         All of the Company Owned Intellectual Property is wholly and exclusively owned by the Company or a Company Subsidiary free and clear of all Liens (other than Permitted Liens). The foregoing representation and warranty is not intended to be a representation regarding the absence of infringement or misappropriation, which is addressed in Section 3.15(j) below.

                            (c)          The Company or a Company Subsidiary wholly and exclusively owns all right, title and interest in, or has a valid right to use, the Intellectual Property incorporated or embedded in, included in, or necessary to offer the Company Products (excluding Company Products that are not currently licensed, distributed, marketed, otherwise provided, maintained or supported), including all Company Source Code. The foregoing representation and warranty is not intended to be a representation regarding the absence of infringement or misappropriation, which is addressed in Section 3.15(j) below.

                            (d)         Other than pursuant to non-exclusive licenses granted in the ordinary course of business, neither the Company nor any Company Subsidiary has distributed or otherwise transferred to any third party any Company Owned Intellectual Property or Company Product.

                            (e)         No Person who has licensed Intellectual Property to the Company or any of the Company Subsidiaries that is incorporated or embedded in, included in, or necessary to offer the Company Products has ownership rights or license rights to material improvements, developments and other modifications made by the Company or any of the Company Subsidiaries in such Intellectual Property.

                            (f)          All Company Products distributed or otherwise licensed in connection with the Company or any Company Subsidiary's respective businesses have been distributed or otherwise licensed solely in object code form. To the Company's Knowledge, no Person has reverse engineered, disassembled or decompiled any Company Product.

                            (g)         Neither the Company nor any of the Company Subsidiaries (i) is in breach of any of the material terms or conditions of any license to any Open Source Materials or (ii) has taken any action that has, or would reasonably be expected to, (x) require the disclosure or distribution of or access to any Company Source Code, or (y) restrict the Company or any Company Subsidiary's ability to charge for any Company Product.

                            (h)         All Company Owned Intellectual Property that is necessary for the conduct of the business of the Company or any Company Subsidiary, was created, developed, modified or enhanced by employees of the Company or a Company Subsidiary acting within the scope of their employment, or by other Persons, in each case, who have validly and irrevocably assigned all of their rights therein to the Company or a Company Subsidiary, subject to any rights that may be reserved to the author by Law. The foregoing representation and warranty is not intended to be a representation regarding the absence of infringement or misappropriation, which is addressed in Section 3.15(j) below.

                            (i)          All Company Owned Intellectual Property and the Company Products are fully transferable, alienable and licensable by the Company or its Affiliates without restriction and without payment to any Person, subject to Permitted Liens.

                            (j)          To the Knowledge of the Company, the operation by the Company and the Company Subsidiaries of their respective businesses (including the design, development, use, import, export, manufacture, licensing, sale, service offering or other disposition of the Company Products) has not infringed, misappropriated or otherwise violated, and does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Person. To the Knowledge of the Company, the operation by the Company and the Company Subsidiaries of their respective businesses does not constitute unfair competition or trade practices under applicable Laws. Neither the Company nor any Company Subsidiary has received any written notice from any Person since January 1, 2013 (i) claiming that the operation of their respective businesses or any Company Product (A) infringes, misappropriates or otherwise violates the Intellectual Property rights of any Person or (B) constitutes unfair competition or trade practices under the applicable Laws (nor to the Company's Knowledge is there any reasonable basis therefor), or (ii) offering a license to any Person's Intellectual Property.

                            (k)         Each material item of Company Registered Intellectual Property (A) is subsisting and (B) is, to the Knowledge of the Company, valid and enforceable.

                            (l)           Since January 1, 2013, there is no pending, decided or settled or, to the Knowledge of the Company, threatened Action or Order, or opposition, cancellation, interference, reexamination, review or other proceeding, or investigation, arbitration, mediation, demand, dispute or other challenge (a "Dispute") related to (A) the Company Owned Intellectual Property or its validity, registrability, enforceability or ownership, and/or (B) any Intellectual Property material to and embodied or incorporated in any Company Products, where such Dispute, if determined adversely, would or would reasonably be expected to have a material and adverse effect on the Company's or a Company Subsidiary's business. To the Company's Knowledge, there exists no basis that would give rise to such a Dispute. Neither the Company nor any Company Subsidiary has threatened in writing or initiated any Dispute against any Person based on any allegation of infringement, dilution, misappropriation or other violation of any Company Owned Intellectual Property. To the Company's Knowledge, no Person is infringing, diluting, misappropriating or otherwise violating any Company Owned Intellectual Property.

                            (m)        None of the Company, any Company Subsidiary or any other Person acting on behalf of the Company or any Company Subsidiary has disclosed or delivered, or permitted the disclosure or delivery by any escrow agent or other third party, any Company Source Code to any third party. To the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) would reasonably be expected to, require the disclosure or delivery by the Company, any Company Subsidiary or any other Person acting on behalf of the Company or any Company Subsidiary, of any Company Source Code to any third party. Neither the execution of this Agreement nor the consummation of the Merger or any of the other transactions contemplated hereby, in and of itself, would reasonably be expected to result in the release of any Company Source Code from escrow or an obligation to grant rights to, disclose or deliver any Company Source Code to any third party.

                            (n)         Neither the Company nor any Company Subsidiary is bound to any Contract that, as a result of this Agreement, the consummation of the Merger or any of the other transactions contemplated hereby, would obligate Parent, any Parent Subsidiary (including Merger Sub), the Company or any Company Subsidiary to (A) grant to any Person any right to or with respect to any Intellectual Property owned by, or licensed to, Parent, Merger Sub, any Parent Subsidiary, the Company or any Company Subsidiary, or (B) pay any material royalties or other material amounts to any Person in excess of those payable by any of them, respectively, in the absence of this Agreement or the Transactions, provided, in each of clauses (A) and (B), any result affecting Parent, Merger Sub or any Parent Subsidiary in the manner described in such clauses must be solely related to the acquisition of, and future ownership by, Parent or Merger Sub of the Company or any Company Subsidiary as contemplated by this Agreement or the Transactions and shall not, under any circumstances, result from any other Contract or arrangement (other than this Agreement) to which Parent, Merger Sub or any Parent Subsidiary is a party.

                            (o)         Each of the Company and each Company Subsidiary has used commercially reasonable efforts to protect the Company's or such Company Subsidiary's rights in the Trade Secrets owned by the Company or such Company Subsidiary. For any Trade Secrets owned by any other Person that have been provided to the Company or such Company Subsidiary under Contract, the Company and such Company Subsidiaries are not in material breach of the terms of such Contract with respect to the confidentiality or use of such Trade Secrets. Each of the Company and each Company Subsidiary has, and enforces in all material respects, a policy requiring all employees, consultants and contractors of the Company and each Company Subsidiary to execute Intellectual Property assignment and confidentiality agreements for the benefit of the Company or such Company Subsidiary, and to the Company's Knowledge, all current and former employees, consultants and contactors of the Company or such Company Subsidiary have executed such an agreement.

                            (p)         None of the Company Owned Intellectual Property or Company Products was developed by, or using, or with funds, grants or any other subsidies from, any Governmental Entity or any university (including any facilities, faculty or, to the Knowledge of the Company after due inquiry, students of a university, college, other educational institution or research center).

                            (q)         Neither the Company nor any Company Subsidiary is subject to any Contract with any standards bodies or other Persons that would obligate the Company or any Company Subsidiary to grant licenses or rights to or otherwise impair the Company or any Company Subsidiary's control, enforcement or use of any Company Owned Intellectual Property or Company Products.

                            (r)           There are no pending or, to the Company's Knowledge, threatened claims made by any Person against the Company or the Company Subsidiaries for any product liability or breach of contract (whether based on contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from (i) services rendered by the Company or any of the Company Subsidiaries, (ii) the sale, distribution, or installation of any Company Products or of other Software by the Company or any of the Company Subsidiaries, or (iii) the operation of the Company's or any of the Company Subsidiaries' respective businesses. In their provision of the Company Products, the Company and the Company Subsidiaries materially comply with all applicable Laws.

                            (s)          The Company and the Company Subsidiaries have used commercially reasonable efforts, in accordance with industry standards applicable to similarly situated entities, (i) to safeguard the security of, all Software, systems, information technology, networks, devices and equipment used or held for use in connection with the Company Products and the respective businesses and operations of the Company or any Company Subsidiary (the "Systems"), and (ii) to implement and maintain business continuity, backup, security and disaster recovery plans, procedures and facilities. To the Company's Knowledge, there have been no unauthorized intrusions or breaches of the security of the Systems that would require the Company or a Company Subsidiary to notify customers or employees of such intrusion or breach or that was or would reasonably be expected to be material to the business or operations of the Company or any Company Subsidiary.

              Section 3.16  Tax Matters.

                            (a)         Each of the Company and each Company Subsidiary has timely filed with the appropriate taxing authorities all income and other material Tax Returns required to be filed. All such Tax Returns are complete and accurate in all material respects. All Taxes due and owing by the Company and the Company Subsidiaries (whether or not shown on any Tax Return) have been paid.

                            (b)         The unpaid Taxes of the Company and the Company Subsidiaries did not, as of the date of the Most Recent Balance Sheet, exceed the reserve for Tax Liability set forth in the Most Recent Balance Sheet. Since the date of the Most Recent Balance Sheet, neither the Company nor any of the Company Subsidiaries has incurred any Liability for Taxes as a result of transactions entered into outside the ordinary course of business or otherwise inconsistent with past practice.

                            (c)          No deficiencies for Taxes against any of the Company and the Company Subsidiaries have been claimed, proposed or assessed by any Governmental Entity, except for delinquencies that have been paid or otherwise resolved or that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP. There are no pending or, to the Knowledge of the Company, threatened audits, assessments or other Actions for or relating to any Liability in respect of Taxes of the Company or any Company Subsidiary. The U.S. federal income Tax Returns of the Company and the Company Subsidiaries through the taxable year ended December 31, 2014 have been examined and closed or are Tax Returns with respect to which the period for assessment has expired. Neither the Company nor any of the Company Subsidiaries has granted any currently effective waiver of any statute of limitations in respect of Taxes.

                            (d)         There are no Liens for Taxes other than Permitted Liens upon any of the assets of the Company or any of the Company Subsidiaries.

                            (e)         There are no Tax-sharing agreements or similar arrangements (including Tax indemnity arrangements) with respect to or involving any of the Company or any Company Subsidiary, other than such an agreement exclusively between or among any of the Company and the Company Subsidiaries.

                            (f)           Neither the Company nor any of the Company Subsidiaries (i) has been a member of a group filing a consolidated, combined or unitary Tax Return (other than a group the common parent of which was the Company) or (ii) has any Liability for the Taxes of any Person (other than Taxes of the Company or any of the Company Subsidiaries) (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), (B) by reason of being a transferee or successor of such Person, (C) by Contract, or (D) otherwise.

                            (g)         Each of the Company and the Company Subsidiaries has withheld and paid all Taxes and other amounts required by Law to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

                            (h)         Neither the Company nor any Company Subsidiary has distributed the stock of any corporation in a transaction intended to satisfy the requirements of Section 355 of the Code.

                            (i)           Neither the Company nor any Company Subsidiary has participated in any "listed transaction" within the meaning of Treasury Regulations Sections 1.6011-4(b)(2) or 301.6111-2(b)(2).

                            (j)           Neither the Company nor any Company Subsidiary has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

                            (k)         No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that the Company or any Company Subsidiary is or may be subject to taxation by that jurisdiction.

                            (l)           Neither the Company nor any Company Subsidiary (i) is a party to or bound by any advance pricing agreement or other agreement or ruling relating to Taxes with any Tax authority, (ii) has requested a private letter ruling from the IRS or comparable rulings from any Taxing authority, or (iii) has entered into any "closing agreement" as described in Section 7121 of the Code (or any material agreement under any corresponding or similar provision of state or local Tax Law).

                            (m)        Neither the Company nor any Company Subsidiary (i) has any unrecaptured overall foreign loss within the meaning of Section 904(f) of the Code or (ii) has participated in or cooperated with an international boycott within the meaning of Section 999 of the Code.

                            (n)         From and after the Effective Time, neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of any (i) adjustment pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method occurring on or prior to the Effective Time, (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law relating to Taxes) entered into prior to the Effective Time or (iii) installment sale or open transaction occurring on or prior to the Effective Time.

                            (o)         The Company and the Company Subsidiaries are in compliance in all material respects with all terms and conditions of any Tax exemption, Tax holiday, or other Tax reduction agreement or Order that applies to any of them, and no Tax exemption, Tax holiday, or Order that applies to any of the Company and the Company Subsidiaries will be adversely affected by the Transactions.

                            (p)         All material books and records that the Company and the Company Subsidiaries are required under any requirements of applicable Law to keep for Tax purposes (including all documents and records likely to be needed to defend any challenge by any Governmental Entity to the transfer pricing of any transaction) have been duly kept in accordance with applicable requirements and are available for inspection at the premises of the Company or the relevant Company Subsidiary.

              Section 3.17  Insurance.    The Company has provided Parent a description of all material insurance policies, surety bonds, and information about all material self insurance programs and similar arrangements (the "Insurance Policies") and claims (open and closed) relating to the business, assets and operations of the Company and the Company Subsidiaries. Each of the Insurance Policies is in full force and effect, all premiums due thereon have been paid in full and the Company and the Company Subsidiaries are in compliance in all material respects with the terms and conditions of such Insurance Policies. Since January 1, 2015, none of the Company nor any Company Subsidiary has received any notice or other communication regarding any (i) cancellation of any Insurance Policy that has not been renewed in the ordinary course without any lapse in coverage, (ii) invalidation of any Insurance Policy, (iii) refusal of any coverage, limitation in coverage, rejection of any material claim, insurance carrier litigation or dispute pending under any Insurance Policy, or (iv) material adjustment in the amount of the premiums payable with respect to any Insurance Policy. There is no material claim or notice of circumstances by the Company or any Company Subsidiary pending under any of the Insurance Policies and no material pending claim has been questioned or disputed by the underwriters of such Insurance Policies.

              Section 3.18  Properties and Assets.

                            (a)         The Company and the Company Subsidiaries have, and immediately following the Effective Time will have, good and valid title to, or in the case of leased property and leased tangible assets, valid leasehold interests in, all of its material real properties and tangible assets. All such material assets and real properties, other than assets and real properties in which the Company or any of the Company Subsidiaries has leasehold interests, are free and clear of all Liens, except for Permitted Liens.

                            (b)         Neither the Company nor any Company Subsidiary owns or ever owned any real property.

                            (c)           Section 3.18(c) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, (i) a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any Company Subsidiary (collectively, the "Leased Real Property"), (ii) the address for each such Leased Real Property and (iii) the current rent amounts payable by the Company or any Company Subsidiary related to each such Leased Real Property. Each of the Company and the Company Subsidiaries, as applicable, has good leasehold title to the Leased Real Property, free and clear of any

Liens, other than Permitted Liens. No Person other than the Company or a Company Subsidiary has any right (whether by lease, sublease, license or otherwise) to use or occupy all or any portion of the Leased Real Property.

                            (d)         The Company and the Company Subsidiaries have a valid and existing interest in the Leased Real Property, and the Company and the Company Subsidiaries enjoy peaceful and undisturbed possession of the Leased Real Property. The Leased Real Property constitutes all of the real property used by the Company and the Company Subsidiaries in the operation of the business of the Company and the Company Subsidiaries, and such Leased Real Property is sufficient in all material respects for the conduct of the business of the Company and the Company Subsidiaries as currently conducted. Since January 1, 2015, neither the Company nor any Company Subsidiary has received any written notice from any Governmental Entity with respect to the ownership, lease, occupancy or use of the Leased Real Property that materially and adversely affects the rights of the Company or any Company Subsidiary or constitutes a violation of Laws applicable to the Leased Real Property. Since January 1, 2015, neither the Company nor any Company Subsidiary has received written notice of any Actions in eminent domain, condemnation or other similar Actions that are pending, and, to the Knowledge of the Company, there are no such Actions threatened, affecting any portion of the Leased Real Property and neither the Company nor any Company Subsidiary has received written notice of the existence of any outstanding Order or of any pending Action, and, to the Knowledge of the Company, there is no such Order or Action threatened, relating to the ownership, lease, use, occupancy or operation by any Person of the Leased Real Property.

                            (e)         For any Leased Real Property encumbered with a mortgage, the Company or the Company Subsidiary has made available to Parent true and complete copies of a non-disturbance agreement from the mortgagee of such Leased Real Property that protects the Company or the Company Subsidiary's leasehold interest in the property in the event such mortgagee forecloses on the applicable mortgage.

              Section 3.19  Opinion of Financial Advisor.    The Company Board has received the Fairness Opinion. The Company shall provide a true and complete signed copy of the Fairness Opinion to Parent for informational purposes as soon as practicable after the date of this Agreement. The Company has obtained the authorization of the Company Financial Advisor to permit the inclusion of the Fairness Opinion in its entirety (as well as a description of the material financial analyses underlying the Fairness Opinion) and references thereto in the Proxy Statement.

              Section 3.20  Information in the Proxy Statement.    The Proxy Statement (and any amendment thereof or supplement thereto), at the date mailed to the Company's stockholders and at the time of the Special Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by Parent or Merger Sub in writing expressly for inclusion in the Proxy Statement. The Proxy Statement will comply in all material respects with the provisions of the Exchange Act and any other applicable federal securities laws.

              Section 3.21  Required Vote.    The affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon is required to adopt this Agreement and to consummate the Transactions, including the Merger (the "Company Stockholder Approval"). No other vote of holders of any capital stock or other Equity Interests of the Company is required by Law or otherwise in order for the Company or any Company Subsidiary to consummate the Merger and the other Transactions. The proposal to approve, on an advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the merger requires the affirmative vote of a majority of the Shares represented at the Special Meeting, either in person or by proxy, and entitled to vote thereon. Approval of the proposal to approve one or more adjournments of the Special Meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the Shares of represented at the Special Meeting, either in person or by proxy, and entitled to vote thereon.

              Section 3.22  Absence of Indemnifiable Claims.    As of the date of this Agreement, there are no pending claims for any director or officer of the Company or any Company Subsidiary to indemnification by the Company or such Company Subsidiary under applicable Law, the Company Certificate, the Company Bylaws, the governing documents of such Company Subsidiary or any insurance policy or Contract maintained by the Company or such Company Subsidiary.

              Section 3.23  Customers.    As of the date of this Agreement, the Company has no Knowledge of any outstanding material disputes concerning any Company Products or any services provided by the Company or any Company Subsidiary with respect thereto with any Significant Customer. As of the date of this Agreement, the Company has not received any written notice or other formal written communication from any Significant Customer that such customer will not continue as a customer of the Company or any Company Subsidiary after the Effective Time or that any such customer intends to terminate or materially modify existing Contracts or arrangements with Company or any Company Subsidiary.

              Section 3.24  Privacy.

                            (a)         Each of the Company and each Company Subsidiary has (i) complied in all material respects with Privacy and Security Laws applicable to the Company and each Company Subsidiary, including with respect to notice, consent and opt out (as applicable), (ii) complied in all material respects with its published privacy, marketing and security policies and its internal privacy, marketing and security policies, procedures and guidelines related to all data collection and the derivation, collection, storage, transmission, transfer (including cross-border transfer), disclosure and use of Personal Information (including Personal Information of employees, directors, officers, contractors, and third parties who have provided information to the Company or any Company Subsidiary, and any information which may be re-identified or associated with a unique identifier) and (iii) used commercially reasonable efforts to ensure that Personal Information is protected against loss, damage, and unauthorized access, use, modification, or other misuse. To the Knowledge of the Company, since January 1, 2013, there has been no loss, damage, or unauthorized access, use, modification, or other misuse of any such information by the Company, any Company Subsidiary or any of their respective employees, directors, officers or contractors.

                            (b)         To the Knowledge of the Company, each of the Company and each Company Subsidiary (i) has complied and is complying in all material respects with third party privacy, marketing and security policies, procedures and guidelines and applicable contractual obligations related to privacy, marketing and security related to each service provider or client, in each case, that are binding on, or otherwise enforceable against, the Company or a Company Subsidiary and (ii) has used commercially reasonable efforts to ensure that all service providers and clients have complied in all material respects with the Company's disclosed privacy, marketing and security policies, procedures and guidelines and with all applicable Privacy and Security Laws.

                            (c)          To the Knowledge of the Company, neither the Company nor any Company Subsidiary has received any notice or allegation from any applicable data protection authority, or any written notice from any data controller or individual, alleging the Company's or any Company Subsidiary's non-compliance with applicable Privacy and Security Laws, and, to the Knowledge of the Company, no Person (including any Governmental Entity) has made any claim or commenced any Action or investigation with respect to loss, damage, or unauthorized access, use, modification, or other misuse of any Personal Information, or failure to comply with applicable Privacy and Security Laws, by the Company, any Company Subsidiary or any of their respective employees, directors, officers or contractors. The execution, delivery and performance of this Agreement and the consummation of the Transactions complies (and, to the Knowledge of the Company, the disclosure to the Surviving Corporation and Parent and its Affiliates of such information at the Effective Time will comply) with the Company's and each Company Subsidiary's applicable privacy policies and with applicable Privacy and Security Laws. The Company and each Company Subsidiary has at all times made all disclosures to, and obtained any necessary consents from, users, customers, employees, contractors and other applicable Persons, in each case, to the extent required by applicable Privacy and Security Laws and has filed any registrations required under applicable Privacy and Security Laws with the applicable data protection authority.

                            (d)         Each of the Company and each Company Subsidiary has used and currently uses commercially reasonable efforts, in accordance with industry standards applicable to similarly situated entities, to (i) monitor their Systems, physical infrastructure and facilities, and (ii) implement operational, managerial, physical and technical safeguards and controls in accordance with such standards to protect Company Owned Intellectual Property, Company Products and any Personal Information under their control, where applicable, against loss, damage, and unauthorized and unlawful access, use, modification or other misuse. To the Knowledge of the Company, neither the Company nor its Subsidiaries has suffered a security breach which has compromised either the security, confidentiality or integrity of Personal Information or the physical, technical, administrative or organizational safeguards put in place by Company that relate to the protection of the security, confidentiality or integrity of Personal Information.

              Section 3.25  Government Contracts Matters.    Neither the Company nor any Company Subsidiary has entered into, or is a party to, or is a subcontractor under, any Government Contract or any open or outstanding Government Bid or any Contract incorporating government acquisition terms (e.g., in the U.S., the Federal Acquisition Regulation or the Defense Federal Acquisition Regulation Supplement).

              Section 3.26  Brokers and Fees.    Except for the Company's obligations to the Company Financial Advisor, neither the Company nor any Company Subsidiary or any director or officer of the Company or any Company Subsidiary, has incurred or will incur on behalf of the Company or any Company Subsidiary, any brokerage, finders', advisory or similar fee in connection with the Transactions, including the Merger. The Company has heretofore made available to Parent true and complete copies of all agreements with the Company Financial Advisor pursuant to which such firm would be entitled to any payment or commission relating to the Merger or any other Transactions.

              Section 3.27  Related Party Transactions.    As of the date of this Agreement, as set forth in the Company SEC Documents filed prior to the date of this Agreement, there are no outstanding amounts payable to or receivable from, or advances by the Company or any Company Subsidiary to, and neither the Company nor any Company Subsidiary is otherwise a creditor or debtor to, or party to any Contract or transaction with, any holder of 5% or more of the Shares or any director, officer, employee or Affiliate of the Company or any Company Subsidiary, or to any relative of any of the foregoing, except for employment or compensation agreements or arrangements with directors, officers and employees made in the ordinary course of business consistent with past practice.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

              Parent and Merger Sub hereby represent and warrant to the Company as follows:

              Section 4.01  Organization and Qualification.    Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation. Each of Parent and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to have such corporate power and authority or be so qualified or in good standing has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

              Section 4.02  Authority.    Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions, including the Merger. Other than the approval of the principal terms of the Merger by Parent as Merger Sub's sole stockholder, the execution and delivery of this Agreement by each of Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions, including the Merger, have been duly and validly authorized by all necessary corporate action on behalf of each of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub and no stockholder votes are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all Laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity (regardless of whether considered in an Action at law or in equity).

              Section 4.03  No Conflict; Required Filings and Consents.    None of the execution, delivery or performance of this Agreement by Parent or Merger Sub, the consummation by Parent and Merger Sub of the Merger or any other Transaction, or Parent's or Merger Sub's compliance with any of the provisions of this Agreement will (with or without notice or lapse of time, or both):

                            (a)         (i) conflict with or violate the certificate of incorporation or bylaws or other organizational document of Parent or Merger Sub; (ii) conflict with or violate any Law applicable to Parent or Merger Sub or any other Subsidiary of Parent (each a "Parent Subsidiary" and, collectively, the "Parent Subsidiaries") or by which any of their respective properties is bound or affected; or (iii) result in any violation or breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair Parent or Merger Sub's or any Parent Subsidiary's rights under, alter their respective obligations or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, payment, acceleration or cancellation pursuant to, any Contract or permit of Parent, Merger Sub or any of the Parent Subsidiaries, or (iv) result in the creation of a Lien on any of the properties or assets (including intangible assets) of Parent, Merger Sub or any Parent Subsidiary, except, in each case, for any such conflicts, violations, breaches, defaults or other occurrences that, individually or in the aggregate, have not had a Parent Material Adverse Effect; or

                            (b)         require any consent, approval, waiting period termination or expiration, Order, license, authorization, declaration or permit of, or filing or registration with or notification to, any Governmental Entity, except (i) the applicable requirements, if any, of the Securities Act and the Exchange Act, including the filing of the Proxy Statement relating to the adoption by the stockholders of the Company of this Agreement, (ii) the filing and recordation of the Certificate of Merger or other documents as required by the DGCL, (iii) compliance with any applicable requirements of the HSR Act and the applicable requirements of the non-U.S. Antitrust Laws, (iv) such filings as may be required under the rules and regulations of the New York Stock Exchange, the NYSE Euronext or the Frankfurt Stock Exchange, (v) such consents, approvals, waiting period terminations or expirations, Orders, licenses, authorizations, registrations, declarations, permits, filings and notifications as may be required under state or foreign securities or Takeover Laws and (vi) such other consents, approvals, waiting period terminations or expirations, Orders, registrations, licenses, authorizations, declarations, permits, filings or notifications that, if not obtained or made, would not have a Parent Material Adverse Effect.

               Section 4.04  Litigation.    As of the date of this Agreement, there is no Action pending or, to the Knowledge of Parent, threatened, against Parent, Merger Sub or any Parent Subsidiary challenging the validity or propriety of the Transactions, that, if adversely determined, would, either individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

               Section 4.05  Ownership of Shares.    Neither Parent nor Merger Sub is, nor at any time during the three year period prior to the date hereof has it been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL (other than as contemplated by this Agreement).

               Section 4.06  Sufficient Funds.    Parent and Merger Sub will have all of the funds available as and when needed that are necessary to consummate the Merger and to perform their respective obligations under this Agreement.

               Section 4.07  Ownership of Merger Sub.    Merger Sub was formed solely for the purpose of engaging in the Transactions. Parent owns directly all of the issued and outstanding shares of capital stock and other Equity Interests of Merger Sub.

               Section 4.08  Information in the Proxy Statement.    The information supplied by Parent and Merger Sub for inclusion in the Proxy Statement, if any (and any amendment thereof or supplement thereto), at the date mailed to the Company's stockholders and at the time of the Special Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

ARTICLE V
COVENANTS

              Section 5.01  Conduct of Business by the Company Pending the Closing.

                            (a)         The Company agrees that, between the date of this Agreement and the earlier of the Effective Time and valid termination of this Agreement in accordance with Section 7.01, except as set forth in Section 5.01 of the Company Disclosure Schedule, as expressly permitted by any other provision of this Agreement or as required by Law, unless Parent shall otherwise agree in writing, the Company shall, and shall cause each Company Subsidiary to (i) conduct its operations in the ordinary course of business consistent with past practice, (ii) maintain all material Company Permits, and (iii) use reasonable best efforts to keep available the services of its and the Company Subsidiaries' officers and key employees, and preserve their goodwill, assets and technology, as well as their relationships with customers, suppliers, licensors, licensees, resellers and others having material business dealings with them. Without limiting the foregoing, and as an extension thereof, except as set forth in Section 5.01 of the Company Disclosure Schedule, as expressly permitted by any other provision of this Agreement or as required by Law, subject to Section 5.01(b), the Company shall not, and shall cause each Company Subsidiary not to, between the date of this Agreement and the earlier of the Effective Time and valid termination of this Agreement in accordance with Section 7.01, directly or indirectly, do, or agree to do, any of the following without the prior written consent of Parent:

                                             (i)       amend or otherwise change the Company Certificate or Company Bylaws or any certificate of incorporation or bylaws or equivalent organizational documents of any Company Subsidiary;

                                            (ii)       issue, deliver, sell, pledge, dispose of, grant, transfer or otherwise subject to any Lien, or authorize the issuance, delivery, sale, pledge, disposition, grant, transfer, or subjection to any Lien of, any shares of capital stock or other Equity Interests in the Company or any Company

Subsidiary of any class, or any securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities or any other ownership interest (including any such interest represented by Contract rights), of the Company or any Company Subsidiary, other than (w) upon the exercise or settlement of Company Options, Company RSUs and Company Performance RSUs that are outstanding on the date of this Agreement solely in accordance with their terms as of the date of this Agreement, (x) pursuant to, and in accordance with, the ESPP and (y) grants of Company RSUs in accordance with Section 5.01(a)(ii) of the Company Disclosure Schedule;

                                           (iii)       sell, lease, license, transfer or otherwise dispose of, allow to lapse or expire, pledge, mortgage or otherwise encumber or subject to any Lien (other than a Permitted Lien), any Company Intellectual Property or Software or any other material properties, rights or assets (including shares of capital stock or other Equity Interests of a Company Subsidiary), other than (A) Services Agreements in the ordinary course of business, or (B) transfers among the Company and its direct or indirect wholly-owned Company Subsidiaries, in each case, excluding entering into any reseller or hosting agreement under which the Company or any Company Subsidiary will distribute software to a third party;

                                            (iv)       declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any shares of capital stock or other Equity Interests (other than dividends paid by a wholly-owned Company Subsidiary to the Company or another wholly-owned Company Subsidiary in the ordinary course of business consistent with past practice) or enter into any Contract with respect to the voting or registration of its capital stock;

                                             (v)       (A) except as required by the terms of the instruments governing such securities as of the date of this Agreement, redeem, purchase or otherwise acquire any outstanding shares of capital stock or other Equity Interests of the Company or any Company Subsidiary, except in connection with the exercise or settlement of any Company Option, Company RSUs or Company Performance RSUs, in each case that are outstanding on the date of this Agreement, or are issued thereafter in compliance with the terms of this Agreement, and solely in accordance with their terms as of the date of this Agreement; or (B) reclassify, combine, split, subdivide, adjust or amend the rights of, any shares of capital stock or other Equity Interests of the Company or any Company Subsidiary;

                                            (vi)       merge or consolidate the Company or any Company Subsidiary with any third party or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary;

                                           (vii)       acquire (including by merger, consolidation, or acquisition of stock or assets) any interest in any Person or any division thereof, or any assets (other than acquisitions of assets in the ordinary course of business consistent with past practice);

                                         (viii)       incur, create, assume or otherwise become liable for any Indebtedness, including through borrowings under any of the Company's existing credit facilities, or issue or sell options, warrants, calls or other rights to acquire any Indebtedness of the Company or any of the Company Subsidiaries, or take any action that would result in any amendment, modification or change of any term of any Indebtedness of the Company or any of the Company Subsidiaries;

                                            (ix)       repurchase, prepay or amend or modify the terms of any Indebtedness of the Company or any Company Subsidiary;

                                             (x)       make any loans, advances or capital contributions to, or investments in, any other Person (other than (x) advancement of expenses to Company Employees in connection with the performance of their duties or (y) to any wholly-owned Company Subsidiary in the ordinary course of business consistent with past practice);

                                            (xi)       terminate (other than by expiration in accordance with its terms), cancel, materially amend or agree to any material change in or material waiver under any Company Material Contract, or enter into any Contract that would constitute a Company Material Contract (other than entering into, amending or supplementing Services Agreements in the ordinary course of business consistent with past practice that are not otherwise a Company Material Contract); provided that the Company may materially amend a Company Material Contract described in Section 3.13(a)(xviii) where such amendment does not otherwise render such Contract a Company Material Contract pursuant to any of clauses (a)(i)-(xvii) or (a)(xx)-(xxxii) of Section 3.13;

                                           (xii)       make, commit to or authorize any capital expenditures that (A) involve the purchase of real property or (B) are in excess of the Company's projected capital expenditures by more than 15% as disclosed in Section 5.01(a)(xii) of the Company Disclosure Schedule;

                                         (xiii)       except to the extent required by (A) applicable Law, (B) the terms of any Company Benefit Plan as in effect on the date of this Agreement and as disclosed in Section 3.11(a) of the Company Disclosure Schedule or (C) commitments under Contracts of the Company or any Company Subsidiary or policies with respect to severance or termination pay in existence on the date of this Agreement, in each case, as disclosed in Section 3.11(a) of the Company Disclosure Schedule and as implemented in the ordinary course of business consistent with past practice (I) increase the compensation or benefits (including bonus and incentive award opportunities) payable or to become payable to its directors, officers or employees (or any of their dependents or beneficiaries) (except as set forth in Section 5.01(a)(xiii) of the Company Disclosure Schedule), (II) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer, stockholders, independent contractors, consultants or employee of the Company or any Company Subsidiary (or any of their respective dependents or beneficiaries) (other than any agreement with a non-U.S. employee of the Company or any Company Subsidiary hired after the date of this Agreement and entered into in the ordinary course of business providing for notice of termination, payment in lieu of notice, severance or other termination benefits required by applicable Law in the jurisdiction of employment of such employee or that is otherwise upon terms that are consistent with the Company forms made available to Parent prior to the date of this Agreement for employees in the jurisdiction of employment of such employee) containing severance protection above what is required under applicable Law, or establish, adopt, enter into or amend any plan, program or arrangement that would be a Company Benefit Plan, Company Compensation Arrangement or Company Stock Option Plan if in existence on the date hereof, (III) except as contemplated in Section 2.04, take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under, or issue new performance goals under, any Company Benefit Plan, Company Compensation Arrangement or Company Stock Option Plan, or (IV) terminate the employment of any executive officer other than for "cause";

                                          (xiv)       hire any Person for employment with the Company or any Company Subsidiary at a level of senior vice president or higher; provided, that the Company and the Company Subsidiaries may hire any Person for employment at the senior vice president level or higher to fill any currently existing senior vice president position that becomes vacant after the date hereof;

                                           (xv)       make any material changes in financial accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by GAAP, applicable Law or regulatory guidelines (in each case following consultation with the Company's independent auditor);

                                          (xvi)       waive, relinquish, release, transfer or assign any right with a value of more than $250,000 in any individual case or series of related cases or $750,000 in the aggregate; provided that actions addressed by another subsection of this Section 5.01(a) shall not count towards such amounts;

                                         (xvii)       pay, discharge, compromise, settle or satisfy any Actions in excess of $250,000 in any individual case or series of related cases or $750,000 in the aggregate, other than claims incurred since the date of the Most Recent Balance Sheet in the ordinary course of business consistent with past practice; provided that, the payment, discharge, settlement or satisfaction of such Action does not include any obligation (other than the payment of money) to be performed by the Company or any Company Subsidiary, and; provided further that the amount of any payment for which the Company receives indemnity reimbursement from an escrow fund established pursuant to an acquisition shall not count towards the settlement thresholds set forth above;

                                        (xviii)       (A) make, change or revoke any material Tax election, change any annual Tax accounting period or change any method of Tax accounting, (B) enter into any "closing agreement" as described in Section 7121 of the Code (or any comparable or similar provisions of applicable Law), (C) enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, (D) settle or compromise any Liability with respect to Taxes or audit or assessment related to Taxes or file or surrender any claim for a refund of Taxes (including any such refund to the extent it is used to offset or otherwise reduce Tax Liability), (E) file any amended Tax Return or file any claim for Tax refunds, (F) consent to any extension or waiver of the limitations period applicable to any claim or assessment with respect of Taxes; or (G) other than in the ordinary course of business consistent with past practice, take any action that voids, lessens or impedes the use or value of any Tax incentives, Tax credits, Tax losses, deferred Tax assets or other favorable Tax benefit;

                                          (xix)       write up, write down or write off the book value of any assets, in the aggregate, in excess of $1,000,000, except (A) for depreciation and amortization in accordance with GAAP consistently applied or (B) as otherwise required under GAAP;

                                           (xx)       convene any regular or special meeting (or any adjournment thereof) of the stockholders of the Company other than the Special Meeting and, if the Closing has not occurred by June 30, 2018, the Company's 2018 annual meeting of stockholders;

                                          (xxi)       take any action to exempt or make not subject to (A) the provisions of Section 203 of the DGCL or (B) any other Takeover Law, any Person (other than Guarantor, Parent, Merger Sub or any Parent Affiliate) or any action taken by such Person, which Person or action would otherwise have been subject to the restrictive provisions thereof and not exempt therefrom;

                                         (xxii)       engage in any of the following activities in any material respect that is outside the ordinary course of business consistent with past practice: (A) any promotional sales or discount activity with any customers with the intent of accelerating to prior fiscal quarters (including the current fiscal quarter) sales that would otherwise be expected (based on past practice) to occur in subsequent fiscal quarters, (B) any practice that would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected (based on past practice) to be made in subsequent fiscal quarters, (C) any practice that would have the effect of postponing to subsequent fiscal quarters payments by the Company or any of the Company Subsidiaries that would otherwise be expected (based on past practice) to be made in prior fiscal quarters (including the current fiscal quarter) or (D) any other promotional sales or discount activity in a manner outside the ordinary course of business consistent with past practice;

                                        (xxiii)       with respect to Registered Company Intellectual Property or other material Company Owned Intellectual Property, (A) encumber, impair, abandon, fail to diligently maintain, transfer or otherwise dispose of any right, title or interest of the Company or any of the Company Subsidiaries in any Company Intellectual Property (other than in the ordinary course of business consistent with past practice in connection with the license, distribution or sale of any of the Company Products or services, or the abandonment of any Trademarks that the Company, in its reasonable business judgment, believes are not material and no longer worthwhile to the Company), or (B) divulge, furnish to or make accessible any Trade Secrets within the Company Intellectual Property to any Person who is not subject to a valid and enforceable written obligation to maintain the confidentiality of such Trade Secrets; or

                                        (xxiv)       agree in writing or otherwise commit to take any of the actions restricted in the foregoing clauses of this Section 5.01.

                            (b)         If the Company delivers written notice to any of the individuals specified in Section 5.01(b) of the Company Disclosure Schedule with a copy to counsel to Parent and counsel to the Company requesting a consent to permit any of the actions proscribed in Section 5.01(a)(ix), (xi), (xii), (xiii), (xiv), (xvi), (xvii), (xviii), (xix), (xxii) and (xxiv), Parent shall not unreasonably withhold, delay or condition such consent.

              Section 5.02  Access to Information; Confidentiality.

                            (a)         From the date of this Agreement until the earlier of the valid termination of this Agreement in accordance with Section 7.01 and the Effective Time, the Company shall, and shall cause each Company Subsidiary to and shall cause each of their respective directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives, (collectively, the "Company Representatives") to:

                                             (i)       provide to Guarantor, Parent and Merger Sub and their respective officers, directors, employees, accountants, consultants, legal counsel, financial advisors and other advisors, agents, Affiliates and other representatives (collectively, the "Parent Representatives") reasonable access, at reasonable times, upon prior reasonable advance notice to the Company, to the employees at or above the level of senior vice president, agents, properties, offices and other facilities of the Company and the Company Subsidiaries, and to the books and records thereof (including Tax Returns, but excluding any confidential information contained in personnel files to the extent the disclosure of such information is prohibited by applicable Privacy and Security Laws) and, with the Company's consent (such consent not to be unreasonably withheld, delayed or conditioned), to the employees of the Company and the Company Subsidiaries below the level of senior vice president;

                                            (ii)       furnish as promptly as reasonably practicable such information concerning the business, properties, Contracts, assets, Liabilities, personnel and other aspects of the Company and the Company Subsidiaries as Parent or the Parent Representatives may reasonably request;

                                           (iii)       cooperate with Parent and the Parent Representatives in connection with the arrangement of any financing to be consummated in order to fund (x) the payment of the aggregate Merger Consideration (or any part thereof) and (y) Parent's other obligations under this Agreement; provided that nothing in this Section 5.02(a)(iii) will require the Company or any Company Subsidiary to (x) take any actions that would be or reasonably be expected to be disruptive to the business and operations of the Company or the Company Subsidiaries or (y) pay any amount or incur additional material costs or expenses; and

                                            (iv)       perform, and to cooperate with Parent in performing, the actions set forth in Section 5.02(a)(iv) of the Company Disclosure Schedule prior to the Closing.

None of the Company, any Company Subsidiary or any Company Representative shall be required to provide access to or to disclose information where such access or disclosure would contravene any applicable Law, Contract of the Company or any Company Subsidiary, or Order, or would reasonably be expected to violate or result in a loss or impairment of any attorney-client or work product privilege; provided, however, that in the event that the Company does not provide access or information in reliance on this sentence, the Company shall promptly notify Parent and use its reasonable best efforts to, as promptly as practicable, (x) obtain any necessary clearance or consent in order to permit such access or disclosure and (y) provide such access or communicate such information to Parent (including through the Parent Representatives) in a way, to the extent reasonably practicable, that would not violate the applicable Law or Contract or waive any such privilege. In furtherance of the foregoing, no Personal Information will be disclosed under this Agreement (including in the Company Disclosure Schedule) in respect of employees or consultants that (A) are employed or retained (or were employed or retained and remain domiciled) in any country that has enacted legislation implementing the Data Privacy Directive of the European Union or similar legislation, or (B) after May 24, 2018, are protected under the General Data Protection Regulation, in each case, except in compliance with applicable Privacy and Security Laws or except to the extent permitted by a contractual undertaking entered into by Company, Parent and Merger Sub regarding the maintenance of privacy of such data in a form reasonably necessary to effect compliance with such legislation or regulation. No investigation conducted pursuant to this Section 5.02(a) shall affect or be deemed to qualify, modify or limit any representation or warranty made by the Company in this Agreement.

                            (b)         Within ten Business Days prior to the anticipated Effective Time, solely to the extent the directors and executive officers of the Company and the Company Subsidiaries differ from those listed in Section 3.01(d) of the Company Disclosure Schedules, the Company shall provide Parent with a true and complete list of any changes to the directors and executive officers of the Company and each Company Subsidiary, as of such date.

                            (c)           With respect to the information disclosed pursuant to this Section 5.02, Parent and Merger Sub shall comply with, and shall cause the Parent Representatives to comply with, all of its obligations under the Mutual Non-Disclosure Agreement, dated as of September 21, 2017, by and between the Company and SAP Global Marketing, Inc. (the "Confidentiality Agreement"); provided that Guarantor and its Subsidiaries shall be entitled to share any Confidential Information (as defined in the Confidentiality Agreement) and otherwise discuss consideration of the Transactions with potential financing sources and the Confidentiality Agreement shall be deemed amended to include such financing sources within the meaning of Representatives (as such term is defined in the Confidentiality Agreement) of Guarantor and its Subsidiaries.

              Section 5.03  No Solicitation of Transactions.

                            (a)         Subject to Section 5.03(b), Section 5.03(d) and Section 5.03(e), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the valid termination of this Agreement in accordance with Section 7.01 or the Effective Time, the Company and the Company Subsidiaries shall not, and the Company shall direct the Company Representatives not to, and shall not authorize or knowingly permit the Company Representatives to, directly or indirectly:

                                             (i)       initiate, solicit, or knowingly encourage or knowingly induce (including by way of providing information relating to the Company or the Company Subsidiaries or affording access to the business or properties of the Company) the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or otherwise knowingly cooperate with or assist or participate in, or knowingly facilitate the making, submission or announcement of, any Acquisition Proposal or Acquisition Inquiry;

                                            (ii)       participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal or Acquisition Inquiry (for avoidance of doubt, it being understood that the foregoing shall not prohibit the Company or the Company Representatives from making a communication that does no more than making such Person aware of the restrictions of this Section 5.03 in response to the receipt of an Acquisition Proposal or Acquisition Inquiry);

                                           (iii)       approve, adopt, endorse, declare advisable or recommend to the Company's stockholders, or publicly propose to approve, adopt, endorse, declare advisable or recommend to the Company's stockholders, any Acquisition Proposal, or publicly disclose that the Company Board (or any committee of the Company Board) has determined that any Acquisition Proposal constitutes a Superior Proposal;

                                            (iv)       (A) fail to include the Company Board Recommendation in the Proxy Statement, (B) following the commencement of a tender offer or exchange offer that constitutes an Acquisition Proposal, fail to publish, send or give to the Company's stockholders, pursuant to Rule 14e-2 promulgated under the Exchange Act, within the ten Business Day period (as specified in Rule 14e-2 promulgated under the Exchange Act) after such tender offer or exchange offer is first published, sent or given, or subsequently amended in any material respect, a statement recommending that stockholders reject such tender offer or exchange offer, or (C) withdraw, change, amend, modify or qualify or publicly propose to withdraw, change, amend, modify or qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation (any action or failure to act taken by the Company Board (or by any committee of the Company Board) set forth in the foregoing clause (iii) or this clause (iv), a "Change of Board Recommendation"),

                                             (v)       enter into any merger agreement, letter of intent, term sheet, agreement in principle, memorandum of understanding, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement, joint venture agreement, partnership agreement or other similar Contract constituting, relating to or that is intended to or is reasonably likely to lead to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement) or enter into any Contract or agreement in principle requiring the Company to abandon, terminate or fail to consummate the Transactions, or resolve or agree to take any of the foregoing actions, or

                                            (vi)       terminate, waive, amend or modify any provision of, or grant permission under, any standstill, confidentiality agreement or similar Contract to which the Company or any Company Subsidiary is a party.

The Company shall (A) immediately cease and cause to be terminated any solicitation, knowing encouragement, discussion or negotiation with any Persons, that began prior to the execution of this Agreement, by the Company, the Company Subsidiaries or any of the Company Representatives with respect to any Acquisition Proposal or Acquisition Inquiry and (B) promptly after the execution and delivery of this Agreement, demand the return or destruction of all confidential information provided by or on behalf of the Company or any Company Subsidiary to any such Persons prior to the date hereof and use its reasonable best efforts to enforce the terms of any confidentiality agreement with the recipient of such information.

                            (b)          Notwithstanding anything to the contrary contained in this Agreement, at any time following the date of this Agreement and prior to the time when the Company Stockholder Approval is obtained, in response to a bona fide written Acquisition Proposal that the Company Board determines in good faith After Consultation constitutes or could reasonably be expected to result in a Superior Proposal and with respect to which the Company Board determines in good faith, After Consultation, that the failure to take such action would be inconsistent with the Company Board's fiduciary duties to the Company's stockholders under applicable Law, then the Company and the Company Representatives may

(i) engage or participate in discussions or negotiations with, and only with, the Person (or such Person's representatives) that has made such Acquisition Proposal, and (ii) furnish to the Person (or such Person's representatives) that has made the Acquisition Proposal information relating to the Company and the Company Subsidiaries and/or afford access to the business, properties, assets, books, records or the personnel of the Company and the Company Subsidiaries, in each case pursuant to an Acceptable Confidentiality Agreement; provided that (A) the Company did not receive such Acquisition Proposal in connection with or as a result of breaching or violating the terms of this Section 5.03, (B) prior to engaging or participating in any such discussions or negotiations with or furnishing any information to, such Person (or such Person's representatives), the Company gives Parent written notice of the identity of such Person and its representatives and all of the material terms and conditions of such Acquisition Proposal and of the Company's intention to engage or participate in discussions or negotiations with, or to furnish information to, such Person (or such Person's representatives) and (C) contemporaneously with or prior to furnishing any information to such Person (or such Person's representatives), the Company furnishes such information to Parent (to the extent such information has not been previously furnished by the Company to Parent).

                            (c)          In addition to the obligations of the Company set forth in Section 5.03(b), the Company shall, promptly (and in any event within 24 hours) after the receipt by the Company of any Acquisition Proposal or Acquisition Inquiry, notify Parent orally and in writing of the receipt by the Company or the Company Representatives of such Acquisition Proposal or Acquisition Inquiry, which notice shall include (x) the material terms and conditions of such Acquisition Proposal or Acquisition Inquiry and (y) the identity of the Person or group (as defined under Section 13(d) of the Exchange Act) making any such Acquisition Proposal or Acquisition Inquiry. The Company (or its outside counsel) shall (A) promptly (and in any event within 24 hours) provide notice to Parent of any change in the terms (including all amendments) of any such Acquisition Proposal or Acquisition Inquiry and upon Parent's request shall provide an update on the status of discussions regarding the terms (including all amendments) of any such Acquisition Proposal or Acquisition Inquiry and (B) promptly (and in any event within 24 hours) after receipt or delivery thereof, provide Parent (or its outside counsel) with copies of all material documents (including any written or electronic material to the extent such material contains any financial terms, conditions or other material terms relating to any Acquisition Proposal, including the financing thereof) exchanged between the Company or Company Subsidiaries or any of the Company Representatives, on the one hand, and the Person making an Acquisition Proposal or any of its Affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the other hand. The Company shall provide Parent with at least 24 hours prior notice (or such shorter notice as may be provided to the Company Board) of any meeting of the Company Board at which the Company Board is expected to consider an Acquisition Proposal. The Company shall not, and shall cause the Company Subsidiaries not to, enter into any Contract with any Person subsequent to the date of this Agreement that prohibits the Company from providing the information described in Section 5.03(b) or this Section 5.03(c) to Parent.

                            (d)          Notwithstanding anything to the contrary contained in this Agreement, if the Company receives an Acquisition Proposal, other than in connection with or as a result of breaching or violating this Section 5.03, that the Company Board concludes in good faith, After Consultation, constitutes a Superior Proposal, the Company Board may, at any time prior to the time when the Company Stockholder Approval is obtained, if it determines in good faith, After Consultation, that the failure to take such actions contemplated by clauses (x) and/or (y) below would be inconsistent with the Company Board's fiduciary duties to the stockholders of the Company under applicable Law, (x) effect a Change of Board Recommendation as a result of such Superior Proposal and/or (y) terminate this Agreement pursuant to Section 7.01(f) and simultaneously enter into an Alternative Acquisition Agreement implementing such Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to the foregoing clause (y), and any purported termination pursuant to the foregoing clause (y) shall be void and of no force or effect, unless concurrently with such termination the Company pays the Termination Fee to Parent and otherwise complies with the provisions of Section 7.01(f) and Section 7.02; and; provided further that the Company Board may not effect a Change of Board Recommendation pursuant to the foregoing clause (x) or terminate this Agreement pursuant to the foregoing clause (y) unless:

                                             (i)       the Company shall have provided prior written notice to Parent, at least four Business Days in advance of such Change of Board Recommendation or termination (the "Superior Proposal Notice Period"), of its intention to effect such a Change of Board Recommendation (which notice itself shall not constitute a Change of Board Recommendation) or to terminate this Agreement to enter into an Alternative Acquisition Agreement implementing such Superior Proposal, which notice shall specify the basis upon which the Company Board intends to effect such Change of Board Recommendation or terminate this Agreement and the material terms and conditions of such Superior Proposal (and the identity of the Person or group making such Superior Proposal), and shall have contemporaneously provided the execution draft of the relevant proposed definitive transaction agreements with the Person making such Superior Proposal (the "Alternative Acquisition Agreement")) and other material documents with respect to such Superior Proposal (including any with respect to the financing thereof); and

                                            (ii)       prior to effecting such Change of Board Recommendation or terminating this Agreement to enter into an Alternative Acquisition Agreement implementing such Superior Proposal, (A) if requested by Parent, during the Superior Proposal Notice Period, the Company shall have negotiated, and shall have caused the Company Representatives to negotiate, with Parent in good faith to enable Parent to make a binding written offer to effect such adjustments in the terms and conditions of this Agreement such that such Acquisition Proposal would cease to constitute a Superior Proposal, and (B) following the end of such Superior Proposal Notice Period, the Company Board shall have considered any such binding written offer in good faith, and After Consultation, the Company Board shall have determined that, notwithstanding the terms of any such binding written offer, such Superior Proposal continues to constitute a Superior Proposal.

In the event of any amendment to the financial terms or any other material revisions to the Superior Proposal, the Company shall be required to deliver a new written notice to Parent pursuant to Section 5.03(d)(i) and to comply with the requirements of this Section 5.03(d) with respect to such new written notice (including a new Superior Proposal Notice Period), except the Superior Proposal Notice Period shall be at least three Business Days (rather than the four Business Days contemplated by Section 5.03(d)(i) above).

                            (e)          Notwithstanding anything to the contrary contained in this Agreement, and solely in response to an Intervening Event, the Company Board may effect a Change of Board Recommendation prior to the time the Company Stockholder Approval is obtained if the Company Board determines in good faith, After Consultation, that the failure to do so would be inconsistent with the directors' fiduciary duties to the stockholders of the Company under applicable Law; provided, however, that the Company Board may not effect such a Change of Board Recommendation unless:

                                             (i)       the Company shall have provided prior written notice to Parent, at least four Business Days in advance of such Change of Board Recommendation (the "Intervening Event Notice Period"), of its intention to effect such a Change of Board Recommendation (which notice itself shall not constitute a Change of Board Recommendation), which notice shall specify the details of such Intervening Event and the basis upon which the Company Board intends to effect such Change of Board Recommendation; and

                                             (ii)       prior to effecting such Change of Board Recommendation, (A) if requested by Parent, during the Intervening Event Notice Period, the Company shall have negotiated, and shall have caused the Company Representatives to negotiate, with Parent in good faith to enable Parent to make a binding written offer to effect such adjustments in the terms and conditions of this Agreement so that a Change of Board Recommendation is no longer necessary, and (B) following the end of such Intervening Event Notice Period, the Company Board shall have considered any such binding written offer in good faith, and After Consultation, the Company Board shall have determined that, notwithstanding the terms of any such binding written offer, it would continue to be inconsistent with the director's fiduciary duties to the stockholders of the Company under applicable Law to not effect the Change of Board Recommendation.

In the event of any changes to the circumstances applicable to the Intervening Event, after the start of the Intervening Event Notice Period, the Company shall be required to deliver a new written notice to Parent pursuant to Section 5.03(e)(i) and to comply with the requirements of this Section 5.03(e) with respect to such new written notice (including a new Intervening Event Notice Period) except the Intervening Event Notice Period shall be at least three Business Days (rather than the four Business Days contemplated by Section 5.03(e)(i) above).

                            (f)          The Company shall keep confidential any proposals made by Parent to revise the terms of this Agreement, other than in the event of any amendment to this Agreement and to the extent required by applicable Law to be disclosed in any Company SEC Documents.

                            (g)         The Company agrees that any action taken by a Company Representative that, if taken by the Company, would constitute a breach of the restrictions set forth in this Section 5.03 shall be deemed to be a breach of this Section 5.03 by the Company.

                            (h)         Nothing contained in this Agreement shall prohibit the Company Board from taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) or Rule 14d-9 or otherwise complying with the provisions of Rule 14d-9, in each case in response to a tender offer; provided, however, that, except as otherwise permitted under Section 5.03, such disclosure is limited to: (i) a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, (ii) an express rejection of any applicable Acquisition Proposal, and/or (iii) an express reaffirmation of the Company Board Recommendation, which disclosure may, in each of the cases of clauses (i) through (iii), include a factual description of any Acquisition Proposal and related communications and evaluations to the extent required by Law for such a communication.

                            (i)          The Company shall not make any Change of Board Recommendation that purports to change the approval of the Company Board in a way that would result in any Takeover Law becoming applicable to the Transactions.

              Section 5.04  Appropriate Action; Consents; Filings.

                            (a)         Prior to the Effective Time, the Company shall, upon the reasonable request of Parent, use its reasonable best efforts to obtain any consents, approvals or waivers of third parties with respect to any Contracts of the Company or any of the Company Subsidiaries, as may be necessary or appropriate for the consummation of the Transactions or required by the terms of any Contract of the Company or any Company Subsidiary (including such consents as are necessary such that no third party will obtain additional rights under any such Contract as a result of the consummation of the Transactions) as a result of the execution, performance or consummation of the Transactions, including such consents as are required to be disclosed in the Company Disclosure Schedule; provided that, the Company shall coordinate with Parent and cooperate in determining whether any actions, consents, approvals or waivers should be sought to be obtained from third parties (including under any Company Material Contract) in connection with consummation of the Transactions and seeking any such actions, consents, approvals or waivers. Prior to the Effective Time, the Company shall furnish Parent with an executed affidavit that satisfies the requirements of Treasury Regulation section 1.1445-2(c)(3)(i).

                            (b)         Subject to the terms and conditions of this Agreement, including Section 5.04(i), prior to the Effective Time, each of the Company and Parent shall use their reasonable best efforts to (i) take, or cause to be taken, all other appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Transactions as promptly as practicable and (ii) as promptly as practicable, obtain from any Governmental Entities any consents, licenses, permits, certificates, filings, exemptions, waivers, approvals, authorizations, registrations, waiting period expirations or terminations, clearances or orders required to be obtained by Parent or the Company or any of their respective Subsidiaries, or to avoid any Action or investigation by any Governmental Entity (including those in connection with the Antitrust Laws), in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the other Transactions. The Company and Parent shall further (x) cooperate with each other in determining which additional filings, and which additional consents, licenses, permits, certificates, exemptions, waivers, approvals, authorizations, registrations, clearances or Orders are required to be obtained from Governmental Entities prior to the Effective Time in connection with the execution and delivery of this Agreement and consummation of the Transactions and (y) use their reasonable best efforts to timely make all such filings and timely seek all such consents, licenses, permits, certificates, exemptions, waivers, approvals, authorizations, registrations, clearances or Orders.

                            (c)          In furtherance and not in limitation of the provisions of Section 5.04(b), each of the Company, Parent and Merger Sub shall as promptly as practicable, make all necessary applications, notices, petitions and filings required, and thereafter make any other required submissions and respond as promptly as practicable to any requests for additional information or documentary material with respect to this Agreement and the Merger as is required under (A) the Exchange Act, and any other applicable foreign, federal or state securities Laws, (B) the Antitrust Laws and (C) any other applicable Law. The parties further agree that the initial filings to be made under the HSR Act shall in any event be made by each party no later than ten Business Days following the date of this Agreement and the initial filings to be made under any other Antitrust Laws requiring filings shall in any event be made no later than 15 Business Days following the date of this Agreement.

                            (d)         The Company and Parent shall furnish to each other all information required for any application or other filing under the rules and regulations of any applicable Law in connection with the Transactions and copies of all filings made by any filing party with any Governmental Entity in connection with the Transactions; provided, however, that materials provided by the Company or Parent and their respective Subsidiaries or Affiliates to the other party may be redacted (x) as necessary to comply with contractual arrangements entered into in the ordinary course of business without a purpose of avoiding or limiting such party's obligations under this sentence and (y) as necessary to reasonably preserve attorney-client privilege or to comply with applicable Law, provided, however, that such materials shall be provided in unredacted form to outside counsel to the receiving party in connection with any such application or filing and the receiving party will cause its outside counsel receiving any such unredacted materials not to disclose such materials to the directors, officers or employees of such receiving party without the prior written consent of the producing party.

                            (e)         Without limiting the generality of anything contained in this Section 5.04, (A) each of the Company and Parent shall give prompt written notice to the other of any of the following: (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger or any of the other Transactions (ii) any notice or other communication from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other Governmental Entity in connection with the Transactions and (iii) to the Knowledge of the Company or to

the Knowledge of Parent, any Action commenced or threatened against, relating to or involving or otherwise affecting the Company or any Company Subsidiary that relate to the consummation of the Merger or any of the other Transactions.

                            (f)           Subject to applicable Law, each party hereto (or its counsel) shall, to the extent practicable, permit the other party (or its counsel) to review in advance any proposed communication by such party relating to the Transactions to any Governmental Entity. To the extent practicable, none of the parties to this Agreement shall agree to participate in any meeting with any Governmental Entity in respect of any filings, investigation (including any settlement of the investigation), Action or other inquiry unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party (or its counsel) the opportunity to attend and participate at such meeting. The parties to this Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods, including under the HSR Act. Each party hereto will consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with the Merger or any of the other Transactions. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such Action or other inquiry, each party hereto will have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Entity in connection with such Action or other inquiry, provided, however, that materials provided by the Company or Parent or their respective Subsidiaries or Affiliates to the other party may be redacted (x) as necessary to comply with contractual arrangements entered into in the ordinary course of business without a purpose of avoiding or limiting such party's obligations under this sentence and (y) as necessary to reasonably preserve attorney-client privilege or to comply with applicable Law; provided, however, that such materials shall be provided in unredacted form to the receiving party's outside counsel representing such party before such Governmental Entity. Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control, direct or interfere with the operations of the Company prior to the Effective Time.

                            (g)          Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any Person with respect to the Merger or the other Transactions, other than filing fees required to be paid in connection with a filing under any applicable Antitrust Laws, (i) without the prior written consent of Parent, none of the Company or any Company Subsidiary shall pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or incur any Liability or other obligation due to such Person, and (ii) neither Parent nor Merger Sub shall be required to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or incur any Liability or other obligation.

                            (h)         Each of the parties hereto agrees that it will not extend any applicable waiting period under any Antitrust Law or enter into an agreement with any Governmental Entity to delay or not consummate the Transactions without the written consent of the other parties hereto (which shall not be unreasonably withheld, delayed or conditioned).

                            (i)           Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall obligate Parent, Merger Sub or any of their respective Affiliates to proffer to, agree to or actually (and none of the Company or any Company Subsidiary shall, without the prior written consent of Parent, proffer to, agree to or actually) (i) divest, hold separate (including by establishing a trust), or enter into any license (whether pursuant to an exclusive or nonexclusive license) or similar agreement with respect to, or agree to restrict the ownership or operation of, or agree to conduct or operate in a specified manner, any portion of the business or assets of Parent, the Company or any of their respective Affiliates, (ii) pay any amounts or make any commitments to obtain any consents, licenses, permits, certificates, exemptions, waivers, approvals, authorizations, registrations, clearances or Orders of a Governmental Entity or any other Person (other than the payment of filing fees and expenses and fees of counsel) in connection with the Transactions, or (iii) limit in any manner the ability of such entities to conduct, own, operate or control their respective businesses, assets or properties or of the businesses, properties or assets of the Company and the Company Subsidiaries, or otherwise enter into any voting trust arrangement, proxy arrangement or similar agreement or arrangement.

                            (j)           Notwithstanding anything to the contrary set forth in this Agreement, in no event shall Parent or any of its Affiliates be obligated to litigate or participate in the litigation of any Action brought by any Governmental Entity or appeal any Order (i) challenging or seeking to make illegal, delay materially or otherwise directly or indirectly restrain or prohibit the consummation of the Merger or any of the other Transactions or seeking to obtain from Parent or any of its Affiliates any damages in connection therewith, or (ii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of their respective Affiliates of all or any portion of the business, assets or any Company Product or product of Parent or any of its Affiliates or to require any such Person to divest, hold separate, or enter into any license (whether pursuant to an exclusive or nonexclusive license) or similar agreement with respect to any portion of the business or assets of Parent, the Company or any of their respective Affiliates.

                            (k)          Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall restrict, Parent or any of its Affiliates from developing, soliciting, considering, communicating, exchanging or furnishing information, negotiating, disclosing, entering into or consummating potential or definitive strategic transactions through both internally generated and third party proposals.

                            (l)          The Company shall give Parent the opportunity to participate in the defense, settlement or compromise of any Action against the Company and/or its directors relating to the Transactions and will obtain the prior written consent of Parent prior to settling or satisfying any such Action. For purposes of this paragraph "participate" means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Action by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not breached), and Parent may offer comments or suggestions with respect to the Action but will not be afforded any decision-making power or other authority over the Action or investigation, except for the settlement or compromise consent set forth above.

              Section 5.05  Certain Notices.    From and after the date of this Agreement until the earlier of the Effective Time or the valid termination of this Agreement in accordance with Section 7.01, each of Parent and the Company shall promptly notify the other party of the occurrence of any event that is reasonably likely to cause any of the conditions to each party's obligations or the other party's obligations set forth in Article VI not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 5.05 shall not cure any breach of any representation, warranty, covenant or agreement contained in this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.

              Section 5.06  Public Announcements.    Each of the Company, Parent and Merger Sub agrees that no public release or announcement concerning the Transactions (including any communication required to be filed with the SEC pursuant to Rule 14a-12 promulgated under the Exchange Act) shall be issued by any party or its parent company or Subsidiaries without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any applicable national securities exchange or Governmental Entity to which the relevant party is subject, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance. The Company, Parent and Merger Sub agree that the initial press release announcing the execution and delivery of this Agreement shall be a joint press release of, and shall not be issued prior to the approval of each of, the Company, on the one hand, and Parent, on the other hand. Notwithstanding the foregoing provisions of this Section 5.06, (i) Parent, the Parent Representatives, the Company and the Company Representatives and Parent's and the Company's respective Subsidiaries may make public releases or announcements concerning the Transactions that are not inconsistent with previous press releases or announcements made by Parent and/or the Company in compliance with this Section 5.06, (ii) the Company may make communications to its employees in compliance with Section 5.07(a), (iii) Parent, the Parent Representatives, the Company and the Company Representatives and Parent's and the Company's respective Subsidiaries may make public statements in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are not materially inconsistent with previous press releases, public disclosures or public statements made jointly by the Company and Parent and do not reveal material, non-public information regarding the other parties, the Merger or the other Transactions and (iv) the restrictions set forth in this Section 5.06 shall not apply to any release or announcement made or proposed to be made in connection with, or in response to, a Change of Board Recommendation that is effected in compliance with Section 5.03.

              Section 5.07  Employee Benefit Matters.

                            (a)         With respect to any "employee benefit plan" as defined in Section 3(3) of ERISA maintained by Parent or any Parent Subsidiary in which any director, officer or employee of the Company or any Company Subsidiary (the "Company Employees") will participate effective as of or after the Effective Time (collectively, "New Plans"), subject to applicable Law and applicable Tax qualification requirements, Parent shall, or shall cause the Surviving Corporation to, recognize all service of the Company Employees in the United States with the Company or a Company Subsidiary that is reflected in the books and records of the Company, as the case may be, for vesting, eligibility and level of benefits purposes (but not for accrual purposes, except for vacation and severance, if applicable) in any New Plan in which such Company Employees are eligible to participate after the Effective Time, in each case except to the extent that recognizing such service would result in a duplication of benefits. To the extent any Company Employee in the United States participates in a New Plan that is a welfare plan or arrangement of Parent or any Parent Subsidiary following the Closing Date (a "Parent Welfare Plan"), Parent and any Parent Subsidiary will, to the extent permitted by applicable Law and any insurer or service provider under the applicable Parent Welfare Plan, cause all (i) pre-existing condition limitations which otherwise would be applicable to such Company Employee and his or her covered dependents to be waived to the extent satisfied under a Company Benefit Plan comparable to such Parent Welfare Plan immediately prior to the Closing Date or, if later, immediately prior to such Company Employee's commencement of participation in such Parent Welfare Plan, (ii) participation waiting periods under each Parent Welfare Plan that would otherwise be applicable to such Company Employee to be waived to the same extent waived or satisfied under the Company Benefit Plan comparable to such Parent Welfare Plan immediately prior to the Closing Date or, if later, immediately prior to such Company Employee's commencement of participation in such Parent Welfare Plan and (iii) co-payments and deductibles paid by Company Employees in the plan year in which the Effective Time occurs to be credited for purposes of satisfying any applicable deductible or out of pocket requirement under any such Parent Welfare Plan, but only to the extent that the Company provides documentation of such co-payments and deductibles reasonably requested by Parent or any Parent Subsidiary within 20 days of such request.

                            (b)         Until December 31, 2018, Parent shall provide (or cause a Parent Subsidiary to provide) the Company Employees in the United States who continue to be employed by Parent or any

Parent Subsidiary as of the Effective Time (the "U.S. Continuing Employees") with base salary and base wage rates, and target annual cash performance bonus opportunities (but not equity or cash-settled equity based incentive opportunities) that are substantially comparable in the aggregate than the U.S. Continuing Employees were eligible to earn from the Company immediately prior to the Effective Time.

                            (c)          The Company and the Company Subsidiaries shall provide Parent with a copy of any written communication to be broadly disseminated to employees of the Company or any Company Subsidiary relating to the Transactions or regarding compensation, benefits or other treatment they will receive in connection with or following the Merger, and will include any reasonable comments from Parent to such communication that Parent makes in good faith within two Business Days after Parent's receipt of such communication (unless such communication is substantively similar to such prior communications that have been initially made after such announcement of the Merger or prior communications that have been previously provided to Parent pursuant to this Section 5.07(c)). The Company shall not disseminate such written communication to employees of the Company or Company Subsidiary until the earlier of (x) Parent's express consent to such dissemination or (y) two Business Days after the Company has provided Parent with a copy of such written communication.

                            (d)         Prior to the Effective Time, the Company shall take such actions as Parent may reasonably request so as to enable the Surviving Corporation to effect such actions relating to the 401(k) plan of the Company (the "401(k) Plan"), including amending and/or terminating the 401(k) Plan prior to the Effective Time, subject to the terms of the 401(k) Plan and applicable Law and provided that such action does not preclude the immediate participation of the Company Employees in any successor 401(k) plan.

                            (e)         This Section 5.07 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.07, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.07. Nothing contained herein shall (i) be treated as an amendment of any particular Company Benefit Plan, (ii) give any third party any right to enforce the provisions of this Section 5.07 or (iii) require Parent or any of its Affiliates to (A) maintain any particular Company Benefit Plan or (B) retain the employment of any particular employee.

              Section 5.08  Indemnification of Directors and Officers.

                            (a)         For a period of six years from and after the Effective Time, the Surviving Corporation and each Company Subsidiary, as applicable, shall (and Parent shall cause the Surviving Corporation to) indemnify and hold harmless all past and present directors, officers and employees of the Company and the Company Subsidiaries (collectively, the "Indemnified Persons") to the same extent such individuals are indemnified as of the date of this Agreement by the Company pursuant to applicable Law, the Company Certificate, the Company Bylaws, the corresponding organizational documents of the Company Subsidiaries and indemnification agreements, in each case as in existence on the date of this Agreement and listed in Section 3.13(a)(xxix) of the Company Disclosure Schedule (collectively, the "D&O Indemnification Agreements"), arising out of acts or omissions in their capacity as directors, officers or employees of the Company and such Company Subsidiaries occurring at or prior to the Effective Time. The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) advance expenses (including reasonable legal fees and expenses) incurred in the defense of any Actions with respect to the matters subject to indemnification pursuant to this Section 5.08(a) in accordance with the procedures set forth in the Company Certificate, the Company Bylaws, and the corresponding organizational documents of the Company Subsidiaries and indemnification agreements, in each case in existence on the date of this Agreement; provided, however, that the individual to whom expenses are advanced undertakes, to the extent required by the DGCL or by the applicable indemnification agreement or organizational document, to repay such advanced expenses to the Surviving Corporation if it is ultimately determined that such director, officer or employee is not entitled to indemnification under applicable Law or pursuant to the applicable indemnification agreement or organizational document.

                            (b)         For a period of six years from and after the Effective Time, to the extent permitted by applicable Law the certificate of incorporation and bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses of directors, officers and employees of the Company for periods at or prior to the Effective Time than are currently set forth in the Company Certificate and the Company Bylaws. To the extent permitted by applicable Law, the D&O Indemnification Agreements shall continue in full force and effect in accordance with their terms following the Effective Time.

                            (c)           Prior to the Effective Time, the Company shall bind and purchase directors and officers runoff insurance coverage (the "D&O Runoff Insurance"), which by its terms shall survive the Merger for not less than six years for the benefit of the Company, the Company Subsidiaries, the Company's and any Company Subsidiary's past and present directors and/or officers that are insured under the Company's current directors' and officers' liability insurance policy in effect as of the date of this Agreement. The D&O Runoff Insurance shall provide coverage for the Company, the Company Subsidiaries and such individuals in their capacity as directors, officers and/or employees of the Company or any Company Subsidiary prior to the Effective Time that is not less favorable in the aggregate than the Company's existing directors and officers policy (true and complete copies of which have been made available to Parent) or, if substantially equivalent insurance coverage is unavailable, the best available coverage. The Surviving Corporation shall maintain the D&O Runoff Insurance in full force and effect and continue to honor the obligations thereunder for a period of six years after the Effective Time or, if such policies are terminated or cancelled during such six-year period, obtain (subject to the limitations set forth in the next sentence) alternative D&O Runoff Insurance on substantially similar terms as set forth in this Section 5.08(c). Neither the Company nor the Surviving Corporation shall be required to pay an annual premium for the D&O Runoff Insurance in excess of 250% (the "Maximum Amount") of the last annual premium paid prior to the date of this Agreement (it being understood and agreed that in the event the cost of such D&O Runoff Insurance exceeds the Maximum Amount, in the aggregate, the Company shall remain obligated to provide, and the Surviving Corporation shall be obligated to maintain, the broadest D&O Runoff Insurance coverage as may be obtained for the Maximum Amount). The Company and Indemnified Persons may be required to make reasonable application and provide reasonable and customary representations and warranties to applicable insurance carriers for the purpose of obtaining such D&O Runoff Insurance. Parent shall upon written request furnish a copy of such insurance policy to each beneficiary of such policy.

                            (d)         In the event the Surviving Corporation or the Company Subsidiaries or their respective successors or assigns (i) consolidate with or merge into any other Person and are not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all of their properties and assets to any Person, then proper provision shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 5.08, without relieving Parent of its obligations under this Section 5.08.

                            (e)         The obligations under this Section 5.08 shall not be terminated or modified in such a manner as to adversely affect in any material respect any indemnitee to whom this Section 5.08 applies without the consent of such affected indemnitee (it being expressly agreed that the indemnitees to whom this Section 5.08 applies shall be (if the Closing occurs) third party beneficiaries of this Section 5.08).

               Section 5.09  State Takeover Laws.    If any Takeover Law becomes or is deemed to be applicable to the Company, Parent, Merger Sub, the Merger, including by reason of the acquisition of Shares pursuant thereto or any other transaction contemplated to be consummated by the parties pursuant to this Agreement, then the Company Board shall take all action necessary to render such Law inapplicable to the foregoing.

               Section 5.10  Section 16 Matters.    Prior to the Effective Time, the Company Board, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of the Company who is a covered person of the Company for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder ("Section 16") of Shares, Company Options and Shares acquired upon the vesting of any Company RSUs or Company Performance RSUs, pursuant to this Agreement, and the Merger shall be an exempt transaction for purposes of Section 16.

               Section 5.11  Notification of Certain Matters.

                              (a)           Between the date of this Agreement and the earlier of (i) the valid termination of this Agreement in accordance with Section 7.01 or (ii) the Effective Time, subject to applicable Law, the executive officers of the Company, including the Chief Executive Officer of the Company, shall discuss with Parent, in good faith, in response to reasonable requests from Parent, material (individually or in the aggregate) operational developments, the status of relationships with customers, resellers, partners, suppliers, licensors, licensees, distributors and others having material business relationships with the Company, the status of ongoing operations and other matters relating to the Company's business as reasonably requested by Parent.

                              (b)          No such discussion contemplated by this Section 5.11 shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

               Section 5.12  Rights Agreement.    From the date of this Agreement until the earlier of the Effective Time and the date this Agreement is validly terminated in accordance with Section 7.01, the Company shall not, and shall cause the Company Subsidiaries not to, enter into any stockholder rights agreement, rights plan, "poison pill" or other similar agreement, unless such plan or agreement exempts from its application this Agreement and the Transactions, including the Merger.

               Section 5.13  Further Action.    In case at any time prior to the Effective Time any further action is necessary or desirable to vest the Surviving Corporation following the Effective Time with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective Subsidiaries shall use their reasonable best efforts to take all such necessary action as may be reasonably requested by Parent.

ARTICLE VI
CONDITIONS TO CONSUMMATION OF THE MERGER

              Section 6.01  Conditions to Obligations of Each Party Under This Agreement.    The respective obligations of each party to consummate the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions:

                            (a)          Stockholder Approval.    The Company Stockholder Approval shall have been obtained.

                            (b)          Antitrust Consents.    (i) Any waiting period under the HSR Act applicable to the Transactions shall have expired or been earlier terminated and (ii) any affirmative approval of a

Governmental Entity required under any other Antitrust Law set forth in Section 6.01(b) of the Company Disclosure Schedule (the "Specified Antitrust Laws") shall have been obtained or any mandatory waiting period related thereto shall have expired.

                            (c)           No Injunctions or Restraints.    The consummation of the Merger shall not then be restrained, enjoined or prohibited by any Order (whether temporary, preliminary or permanent) of a court of competent jurisdiction or any other Governmental Entity of competent jurisdiction and there shall not be in effect any Law promulgated or deemed applicable to the Merger by any Governmental Entity of competent jurisdiction that prevents the consummation of the Merger.

              Section 6.02  Conditions to Obligations of Parent and Merger Sub.    The obligations of each of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

                            (a)         The representations and warranties of the Company contained in:

                                             (i)       Section 3.02(a), (b) and (d) (Capitalization) shall be true and correct in all material respects as of immediately prior to the Effective Time with the same force and effect as if made on and as of such time except for representations and warranties in Section 3.02(a), (b) and (d) that relate to a specific date or time (which for purposes hereof need only be true and correct in all material respects as of such date or time); provided, however, that if the aggregate amount that would be required to be paid by Parent as consideration in the Merger is more than $3,500,000 greater than the amount that would be payable if Section 3.02(a), (b) and (d) were accurate in all respects (including as a result of there being outstanding or issuable additional Shares, Company Options, Company RSUs or Company Performance RSUs, or other securities convertible into Shares in connection with the Merger), the representations and warranties of the Company contained in Section 3.02(a), (b) and (d) shall not be deemed to be true and correct in all material respects;

                                            (ii)       Section 3.01 (Organization and Qualification; Subsidiaries), Section 3.02(c), (e) and (f) (Capitalization), Section 3.03 (Authority), Section 3.19 (Opinion of Financial Advisor), Section 3.21 (Required Vote) and Section 3.26 (Brokers and Fees) (the "Fundamental Representations") that are qualified by materiality or "Company Material Adverse Effect" shall be true and correct in all respects as of immediately prior to the Effective Time with the same force and effect as if made on and as of such time except for any such Fundamental Representations that relate to a specific date or time (which for purposes hereof need only be true and correct in all respects as of such date or time), and all of the Fundamental Representations that are not qualified by materiality or "Company Material Adverse Effect" shall be true and correct in all material respects as of immediately prior to the Effective Time with the same force and effect as if made on and as of such time except for any such Fundamental Representations that relate to a specific date or time (which for purposes hereof need only be true and correct in all material respects as of such date or time); and

                                           (iii)       Article III of this Agreement (other than in Section 3.02 (a), (b) and (d) (Capitalization) and other than the Fundamental Representations) (without giving effect to any materiality or "Company Material Adverse Effect" qualifications therein, except for the representation in Section 3.10(b) (Absence of Certain Changes or Events)), shall be true and correct as of immediately prior to the Effective Time with the same force and effect as if made on and as of such time except for such representations and warranties in this Agreement that relate to a specific date or time (which for purposes hereof need only be true and correct as of such date or time), in each case except for such failures to be true and correct, as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                            (b)         The Company shall have performed in all material respects all obligations and agreements contained in this Agreement to be performed or complied with by it prior to or on the Closing Date.

                            (c)           Since the date of this Agreement, a Company Material Adverse Effect shall not have occurred and be continuing.

                            (d)         Parent shall have received a certificate of the Company, executed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in Section 6.01(a), Section 6.02(a), Section 6.02(b) and Section 6.02(c) have been satisfied in accordance with the terms thereof.

                            (e)         There shall not be pending any Action commenced by any Specified Governmental Entity against Parent, Merger Sub, the Company, any Company Subsidiary or any of their respective Affiliates in connection with the Merger, (i) that could lead to making illegal, restraining or prohibiting the consummation of any of the Transactions, including the Merger, (ii) that could lead to prohibiting or imposing limitations on the ability of Parent or Merger Sub, or otherwise rendering Parent or Merger Sub unable, to pay for or acquire any or all of the Shares pursuant to the Merger, or seeking to require divestiture of any or all of the Shares to be acquired pursuant to the Merger and the other Transactions, (iii) that could lead to prohibiting or imposing any limitations on the ownership or operation by Parent, the Company or any of their Affiliates of all or any portion of the businesses or assets of Parent, the Company or any of their Affiliates as a result of or in connection with the Merger or the other Transactions, or otherwise compelling Parent, the Company or any of their Affiliates to divest, hold separate, or enter into any license (whether pursuant to an exclusive or nonexclusive license) or similar agreement with respect to any portion of the business or assets of Parent, the Company or any of their respective Affiliates, (iv) that could lead to a requirement that Parent, the Company or any of their Affiliates enter into any voting trust arrangement, proxy arrangement or similar agreement or arrangement with respect to any portion of the business or assets of Parent, the Company or any of their respective Affiliates, or (v) that could lead to prohibiting or imposing limitations on the ability of Parent or Merger Sub effectively to acquire, hold or exercise full rights of ownership of the Shares to be acquired pursuant to the Merger and the other Transactions, including the right to vote the Shares on all matters properly presented to the stockholders of the Company.

                            (f)           There shall not be any Law enacted, entered, enforced or promulgated by any Specified Governmental Entity, other than the application to the Merger of applicable waiting periods under the HSR Act or similar waiting periods with respect to any other Antitrust Laws that (x) has resulted, or is reasonably likely, individually or in the aggregate, to result, directly or indirectly, in any of the consequences referred to in clauses (i) through (v) of Section 6.02(e), or (y) has the effect of making the Merger or any of the other Transactions illegal or which has the effect of prohibiting or otherwise preventing the consummation of the Merger or any of the other Transactions.

              Section 6.03  Conditions to Obligation of the Company.    The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

                            (a)         The representations and warranties of Parent and Merger Sub contained in this Agreement (without giving effect to any materiality or "Parent Material Adverse Effect" qualifications therein) shall be true and correct as of immediately prior to the Effective Time with the same force and effect as if made on and as of immediately prior to the Effective Time except for such representations and warranties in this Agreement that relate to a specific date or time (which need only be true and correct as of such date or time), in each case except for such failures to be true and correct, individually and in the aggregate as have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

                            (b)         Each of Parent and Merger Sub shall have performed in all material respects all obligations and agreements contained in this Agreement to be performed or complied with by it prior to or on the Closing Date.

                            (c)          The Company shall have received a certificate of Parent, executed by an officer of Parent, dated as of the Closing Date, to the effect that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

              Section 7.01  Termination.    This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, by action taken or authorized by the Board of Directors of the terminating party or parties:

                            (a)         By mutual written consent of Parent and the Company, by action of their respective Boards of Directors, at any time prior to the Effective Time, whether before or after the time that the Company Stockholder Approval is obtained;

                            (b)         By Parent or the Company, if the Effective Time shall not have occurred on or before the Outside Date; provided, however that the right to terminate this Agreement pursuant to this Section 7.01(b) shall not be available to any party whose breach of this Agreement has been the primary cause of the failure of the Effective Time to have occurred on or before the Outside Date;

                            (c)          By either the Company or Parent, if any court of competent jurisdiction or other Governmental Entity of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting, whether before or after the time that the Company Stockholder Approval is obtained, the Merger, and such Order shall have become final and nonappealable;

                            (d)         By either the Company or Parent, if the Special Meeting (including any adjournment or postponement thereof) has concluded, the stockholders of the Company have duly voted, and the Company Stockholder Approval shall not have been obtained;

                            (e)         By Parent, at any time prior to the Effective Time if: (i) there has been a Change of Board Recommendation (whether or not in compliance with Section 5.03), (ii) the Company fails to issue a press release that expressly reaffirms the Company Board Recommendation within five Business Days after the Company's receipt of a written request by Parent to provide such reaffirmation following the date that any Person or group (as defined under Section 13(d) of the Exchange Act), other than Parent or Merger Sub, (A) shall have made an Acquisition Proposal (other than a tender offer or exchange offer) and the existence of such Acquisition Proposal becomes publicly known or (B) shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal or the existence of an intention to make an Acquisition Proposal shall have otherwise become publicly known (provided that Parent shall be permitted to request only one such reaffirmation request per Acquisition Proposal and one reaffirmation request per each amendment thereof or material change in circumstances relating thereto), (iii) the Company shall have breached Section 5.03 in any material respect or (iv) the Company or the Company Board (or any committee thereof) shall resolve, authorize or publicly propose to do any of the actions specified in clauses (i) (including any individual action that would be deemed to be, a Change of Board Recommendation), (ii) or (iii) of this Section 7.01(e);

                            (f)          By the Company, at any time prior to the time that the Company Stockholder Approval is obtained, if the Company Board determines to accept a Superior Proposal, but only if the Company shall have complied with its obligations under Section 5.03 with respect to such Superior Proposal (including with respect to the Acquisition Inquiry or Acquisition Proposal underlying, or leading to, such Superior Proposal) and is otherwise permitted to accept such Superior Proposal pursuant to Section 5.03(d); provided, however, that such termination shall not be effective unless the Company shall concurrently with such termination enter into the Alternative Acquisition Agreement and pay the Termination Fee to Parent;

                            (g)         By Parent, at any time prior to the Effective Time if:

                                             (i)       (A) there shall be an Uncured Inaccuracy in any representation or warranty of the Company contained in this Agreement or a breach of any covenant of the Company contained in this Agreement, in any case, such that any condition to the Merger set forth in Section 6.02(a) or Section 6.02(b) would not then be satisfied, (B) Parent shall have delivered to the Company written notice of such Uncured Inaccuracy or breach of covenant, and (C) either such Uncured Inaccuracy or breach of covenant is not capable of cure or at least 20 Business Days shall have elapsed since the date of delivery of such written notice to the Company and such Uncured Inaccuracy or breach of covenant shall not have been cured; provided, however, that Parent shall not be permitted to terminate this Agreement pursuant to this clause (i) of this Section 7.01(g) if any of the circumstances referred to in clauses (A) or (C) of this clause (i) was caused by the breach of this Agreement by Parent or Merger Sub; or

                                            (ii)       there shall have occurred any Effect that, individually or in the aggregate, has had, and continues to have, a Company Material Adverse Effect, and either such Effect is not capable of being remedied or at least 20 Business Days shall have elapsed since the occurrence of such Effect; or

                            (h)         By the Company, at any time prior to the Effective Time if:

                                             (i)       there shall be an Uncured Inaccuracy in any representation or warranty of Parent or Merger Sub contained in this Agreement or breach of any covenant of Parent or Merger Sub contained in this Agreement that shall have had, individually or in the aggregate, a Parent Material Adverse Effect,

                                            (ii)       the Company shall have delivered to Parent written notice of such Uncured Inaccuracy or breach, and

                                           (iii)       either such Uncured Inaccuracy or breach is not capable of cure or at least 20 Business Days shall have elapsed since the date of delivery of such written notice to Parent and such Uncured Inaccuracy or breach shall not have been cured; provided, however, that the Company shall not be permitted to terminate this Agreement pursuant to this Section 7.01(h) if any of the circumstances referred to in clause (i) of this Section 7.01(h) above was caused by the breach of this Agreement by the Company.

              Section 7.02  Effect of Termination.

                            (a)         In the event of valid termination of this Agreement by either the Company or Parent in accordance with Section 7.01, this Agreement shall forthwith become void and there shall be no Liability on the part of Parent, Merger Sub or the Company or their respective Subsidiaries, officers, directors, employees, agents or representatives except (i) with respect to Section 5.02(c) (Confidentiality), Section 5.06 (Public Announcements), this Section 7.02 and Article VIII and (ii) with respect to any Liabilities incurred or suffered by a party as a result of the willful breach by another party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

                              (b)          In the event that this Agreement is terminated by Parent pursuant to Section 7.01(e) or by the Company pursuant to Section 7.01(f), then the Company shall pay to Parent immediately prior to or concurrently with such termination, in the case of a termination by the Company, or within two Business Days thereafter, in the case of a termination by Parent, a termination fee of $75,000,000 (the "Termination Fee").

                              (c)           In the event that this Agreement is terminated (x) by Parent or the Company pursuant to Section 7.01(b) (but only (1) in the event that the Company Stockholder Approval has not been obtained prior to such termination or (2) if Parent would then be entitled to terminate this Agreement pursuant to Section 7.01(g)(1) as a result of a willful breach of this Agreement by the Company), (y) pursuant to Section 7.01(d), or (z) by Parent pursuant to Section 7.01(g)(i) (if the Company has willfully breached this Agreement), and (i) prior to the date of such termination of this Agreement an Acquisition Proposal shall have been made known to the Company or publicly disclosed (and not publicly withdrawn prior to such termination) and (ii) concurrently with, or within 12 months after, such termination, the Company either (A) consummates a transaction that constitutes an Acquisition Proposal or (B) enters into a definitive agreement to engage in a transaction or a tender offer is commenced that, in either case, constitutes an Acquisition Proposal and such transaction or tender offer is subsequently consummated or completed (whether or not such consummation or completion occurs before or after the 12-month period following such termination) (provided that for all purposes of this Section 7.02(c), the term Acquisition Proposal shall have the meaning assigned to such term in Section 8.04, except that the references to "15%" and "85%" shall be deemed to be references to 50%, and provided, further, that the words "as a result of a willful breach of this Agreement by the Company" in clause (x) above and the words "(if the Company has willfully breached this Agreement)" in clause (z) above shall be disregarded if the transaction or tender offer described in subclause (A) or (B) of clause (ii) of this Section 7.02(c), as applicable, is with the Person (or an Affiliate of the Person) that made the Acquisition Proposal described in clause (i) of this Section 7.02(c)), then the Company shall pay to Parent the Termination Fee no later than two Business Days after the consummation or completion of the transaction that constitutes such Acquisition Proposal.

                              (d)          All payments under this Section 7.02 shall be made by wire transfer of immediately available funds to an account designated in writing by Parent.

                              (e)           Each of the Company, Parent and Merger Sub acknowledges that (i) the agreements contained in this Section 7.02 are an integral part of the Transactions, (ii) without these agreements, Parent, Merger Sub and the Company would not enter into this Agreement and (iii) the Termination Fee is not a penalty, but rather constitutes damages in a reasonable amount that will partially compensate Parent and Merger Sub in the circumstances in which such Termination Fee is payable.

                              (f)           In the event that the Company shall fail to pay the Termination Fee when due, the Company shall reimburse Parent and Merger Sub for all reasonable costs and expenses actually incurred or accrued by them (including reasonable fees and expenses of counsel) in connection with the collection under and enforcement of this Section 7.02, together with interest on the Termination Fee at the prime rate as quoted on Bloomberg screen (PRIMBB Index) in effect on the date such payment was required to be made through the date of payment plus 2% per annum.

                              (g)           Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement is validly terminated in accordance with Section 7.01 under circumstances under which the Termination Fee is payable hereunder, and the Termination Fee is timely paid in full to Parent (or its designee) in accordance with the provisions of this Agreement, payment of the Termination Fee shall be the sole and exclusive remedy of Guarantor, Parent, Merger Sub and each of their respective Affiliates against the Company, the Company Subsidiaries and any of their respective former, current and future Affiliates, and each of their respective directors, officers, employees, stockholders, controlling Persons, agents or representatives for any liability, loss or damage based upon, arising out of or relating to this Agreement, the negotiation, execution, performance or any actual or purported breach hereof or the Transactions or in respect of any other document or theory of law or equity or in respect of any representations made or alleged to be made in connection herewith or therewith, whether at law or equity, in contract, in tort or otherwise. In no event shall the Company be required to pay the Termination Fee on more than one occasion.

               Section 7.03  Amendment.    This Agreement may be amended by the Company, Parent and Merger Sub by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after the Company Stockholder Approval is obtained, there shall be no amendment that by Law or in accordance with the rules of NASDAQ requires further approval by the Company's stockholders, without the further approval of the Company's stockholders. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

               Section 7.04  Waiver.    At any time prior to the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any Uncured Inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (iii) waive compliance by the other with any of the agreements or conditions contained herein; provided, however, that after the Company Stockholder Approval is obtained, there shall be made no waiver that by Law or in accordance with the rules of NASDAQ requires further approval by the Company's stockholders, without the further approval of the Company's stockholders. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE VIII
GENERAL PROVISIONS

              Section 8.01  Non-Survival of Representations and Warranties.    None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time.

              Section 8.02  Fees and Expenses.    Subject to Section 7.02, all expenses incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such expenses.

              Section 8.03  Notices.    All notices, requests, demands and other communications under this Agreement shall, except to the extent expressly provided to be oral under this Agreement, be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent designated for overnight delivery by nationally recognized overnight air courier (such as DHL or Federal Express), upon receipt of proof of delivery; (c) if sent by e-mail of a .pdf, .tif, .gif, .jpeg or similar electronic attachment on a Business Day before 5:00 p.m. in the time zone of the receiving party, when transmitted and receipt is confirmed; (d) if sent by e-mail of a .pdf, .tif, .gif, .jpeg or similar electronic attachment on a day other than a Business Day or after 5:00 p.m. in the time zone of the receiving party, and receipt is confirmed, on the following Business Day; and (e) if otherwise actually personally delivered, when delivered; provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement:

              If to Guarantor, Parent or Merger Sub, addressed to it at:

      SAP America, Inc.
      399 West Chester Pike
      Newton Square, PA 19073
      Attention: Brad C. Brubaker
      Email: brad.brubaker@sap.com

              with a copy to (for information purposes only):

      Allen & Overy LLP
      1221 Avenue of the Americas
      New York, NY 10020
      Attention: Eric S. Shube
      Email: eric.shube@allenovery.com

      and

      Jones Day
      1755 Embarcadero Road
      Palo Alto, California 94303
      Attention: Daniel R. Mitz
      Email: drmitz@jonesday.com

              If to the Company, addressed to it at:

      Callidus Software Inc.
      4140 Dublin Boulevard, Suite 400
      Dublin, California 94568
      Attention: Roxanne Oulman and Drew Grasham
      Email: roulman@calliduscloud.com,
                  dgrasham@calliduscloud.com

              with a copy to (for information purposes only):

      Fenwick & West LLP
      Silicon Valley Center
      801 California Street
      Mountain View, CA 94041
      Attention: Matthew P. Quilter and David K. Michaels
      Email: mquilter@fenwick.com, dmichaels@fenwick.com

              Section 8.04  Certain Definitions.    For purposes of this Agreement, the term:

              "Acceptable Confidentiality Agreement" means a confidentiality agreement that (a) contains provisions that are no less favorable to the Company than those contained in the Confidentiality Agreement, (b) does not prohibit the Company from complying with the provisions of Section 5.03 and (c) does not include any provision calling for an exclusive right to negotiate with the Company prior to the termination of this Agreement.

              "Acquisition Inquiry" means an inquiry, indication of interest or request for non-public information (other than an inquiry, indication of interest or request for information made or submitted by Parent, Merger Sub, Parent's Affiliates or the Parent Representatives) that would reasonably be expected to lead to an Acquisition Proposal.

              "Acquisition Proposal" means any offer or proposal (whether or not in writing) concerning, for or relating to any (a) direct or indirect purchase or other acquisition by any Person or "group" (as defined in or under Section 13(d) of the Exchange Act) of beneficial ownership of 15% or more of the total outstanding Equity Interests in or voting securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Person or "group" (as defined in or under Section 13(d) of the Exchange Act) beneficially owning 15% or more of the total outstanding Equity Interests in or voting securities of the Company; (b) direct or indirect purchase or other acquisition of 50% or more of any class of equity or other voting securities of one or more Company Subsidiaries, the business(es) of which, individually or in the aggregate, generate or constitute (as applicable) 15% or more of the consolidated net revenues or net income (for the 12-month period ending on the last day of the Company's most recently completed fiscal quarter) or assets (measured by the greater of book value or fair market value thereof as of the date of such transaction) of the Company and the Company Subsidiaries, taken as a whole; (c) merger, consolidation, business combination, share exchange, joint venture or other similar transaction involving the Company or one or more Company Subsidiaries, the business(es) of which, individually or in the aggregate, generate or constitute (as applicable) 15% or more of the consolidated net revenues or net income (for the 12-month period ending on the last day of the Company's most recently completed fiscal quarter) or assets (measured by the greater of book value or fair market value thereof as of the date of such transaction) of the Company and the Company Subsidiaries, taken as a whole, pursuant to which the stockholders of the Company (as a group) or such Company Subsidiary or Company Subsidiaries, as applicable, immediately preceding such transaction hold less than 85% of the Equity Interests in or voting securities of the surviving or resulting entity of such transaction; (d) liquidation, dissolution, recapitalization or reorganization of the Company or any Company Subsidiary, other than a wholly-owned Company Subsidiary, (e) direct or indirect sale, transfer or disposition of assets (including by any license or lease, other than licenses or leases under customer agreements entered into in the ordinary course of business) of the Company or one or more Company Subsidiaries, which assets, individually or in the aggregate, generate or constitute (as applicable) 15% or more of the consolidated net revenues or net income (for the 12-month period ending on the last day of the Company's most recently completed fiscal quarter) or assets (measured by the greater of book value or fair market value thereof as of the date of such transaction) of the Company and the Company Subsidiaries, taken as a whole; or (f) any combination of the foregoing transactions that results in one of the effects referenced in clauses (a) - (e) above; provided that in no event shall the Transactions between Parent, Merger Sub and the Company (or any other transactions between Parent, Merger Sub or their Affiliates, on the one hand, and the Company and the Company Subsidiaries, on the other hand), be deemed to be an Acquisition Proposal.

              "Action" means any litigation, action, claim, suit, hearing, arbitration, mediation, or other proceeding (public or private) by or before, or otherwise involving, any Governmental Entity.

              "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

              "After Consultation" by a Person means after consultation with such Person's outside legal counsel and, other than with respect to determinations with respect to the fiduciary duties of such Person's board of directors, such Person's financial advisor of nationally recognized reputation (it being acknowledged and agreed that the Company Financial Advisor is a financial advisor of nationally recognized reputation).

              "Antitrust Laws" means the Sherman Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, and all other federal, state or foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws, including antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessoning competition through merger or acquisition.

              "beneficial ownership" (and related terms such as "beneficially owned" or "beneficial owner") has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

              "Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York or San Francisco, California are authorized or required by Law to be closed.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Commercially Available Software" means "shrink wrap," "click through," "browse wrap" or commercial off-the-shelf Software that has not been materially modified or customized by a third party for the Company or any Company Subsidiary, including Open Source Materials.

              "Company Benefit Plan" means each "employee benefit plan" as defined in ERISA (whether or not subject to ERISA), and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral, qualified or nonqualified, funded or unfunded, foreign or domestic, currently effective or terminated) providing compensation or other benefits to any current or former director, officer, employee, consultant or independent contractor (or to any dependent or beneficiary thereof) of the Company, a Company Subsidiary or any ERISA Affiliate, that are now, or were within the past six years, maintained, sponsored or contributed to by the Company, a Company Subsidiary or any ERISA Affiliate, or under which the Company, a Company Subsidiary or any ERISA Affiliate has any Liability or obligations, including all incentive, bonus, pension, profit sharing, consulting, employment, retirement, deferred compensation, retention, severance, vacation, paid time off, holiday, cafeteria, medical, disability, death benefit, workers' compensation, fringe benefit, change in control, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices, agreements or arrangements.

              "Company Bylaws" means the currently effective bylaws of the Company.

              "Company Certificate" means the currently effective amended and restated certificate of incorporation of the Company.

              "Company Compensation Arrangement" means (A) any employment agreement, severance agreement or change of control agreement between the Company or any Company Subsidiary, on the one hand, and any holder of Shares who is or was a director, officer or employee of the Company or any Company Subsidiary, on the other hand, entered into during the 18 months immediately prior to the date of this Agreement, and (B) any Company Options, Company RSUs, Company Performance RSUs or other Equity Plan Stock Awards awarded to, or any acceleration of vesting of any Company Options, Company RSUs, Company Performance RSUs or other Equity Plan Stock Awards held by, any holder of Shares who is or was a director, officer or employee of the Company or any Company Subsidiary during the 18 months immediately prior to the date of this Agreement

              "Company Financial Advisor" means Qatalyst Partners LP.

              "Company Intellectual Property" means any Company Owned Intellectual Property and any Intellectual Property that is licensed to the Company or any of the Company Subsidiaries or otherwise used or held for use in connection with the operation of the business of the Company or any Company Subsidiary.

              "Company Material Adverse Effect" means any Effect that (i) is, or would reasonably be expected to be, individually or in the aggregate with all other Effects, materially adverse to the business, financial condition, assets or results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) prevents, or would reasonably be expected to prevent, consummation of the Merger or performance by the Company of any of its material obligations under this Agreement; provided, however, that, in the case of clause (i), none of the following Effects shall constitute, nor shall be taken into account in determining whether there has been or would reasonably be expected to be, individually or in the aggregate, a Company Material Adverse Effect: (a) changes affecting the economies of or financial, credit or capital market conditions anywhere in the world in which the Company and the Company Subsidiaries operate, to the extent such changes do not adversely affect the Company and the Company Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries in which the Company and the Company Subsidiaries operate; (b) changes in the trading volume or trading price of the Shares in and of itself (provided that the facts and circumstances giving rise to such changes in such volume or price may be deemed to constitute, and may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a Company Material Adverse Effect), (c) changes in the industries in which the Company and the Company Subsidiaries operate, to the extent such changes do not adversely affect the Company and the Company Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries in which the Company and the Company Subsidiaries operate, (d) national or international political conditions, acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions threatened or existing as of the date of this Agreement, to the extent such changes do not adversely affect the Company and the Company Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries in which the Company and the Company Subsidiaries operate, (e) changes in Law or GAAP, to the extent such changes do not adversely affect the Company or the Company Subsidiaries, taken as a whole, in a manner disproportionate to other similarly situated participants in industries in which the Company and Company Subsidiaries operate, (f) any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts and circumstances giving rise to such failures may be deemed to constitute, and may be taken into account in determining whether there has been, or would reasonably be expected to be, individually or in the aggregate, a Company Material Adverse Effect), (g) any legal proceedings made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company or the Company Board arising out of the Merger or the other Transactions, including the Proxy Statement, or (h) any Effects primarily resulting from or arising out of the execution, announcement or pendency of this Agreement or the anticipated consummation of the Merger (including the identity of Parent as the acquirer of the Company or Guarantor as parent of Parent), other than for purposes of Section 3.04 or Section 6.02(a) (insofar as it relates to Section 3.04), (i) fires, epidemics, quarantine restrictions, earthquakes, hurricanes, tornadoes or other natural disasters, to the extent such changes do not adversely affect the Company and the Company Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the locations in which the Company and the Company Subsidiaries operate, or (j) the taking of any action by the Company or any Company Subsidiaries as required by this Agreement.

              "Company Option" means an option to purchase Shares issued under any of the Company Stock Option Plans.

              "Company Owned Intellectual Property" means any Intellectual Property that is owned by or purported to be owned by the Company or any of the Company Subsidiaries. For the avoidance of doubt, Company Owned Intellectual Property shall include Company Registered Intellectual Property.

              "Company Performance RSU" means a performance-based restricted stock unit issued under any of the Company Stock Option Plans.

              "Company Products" means all product (including service) offerings, including all Software, of the Company and each of the Company Subsidiaries (a) that have been sold, licensed, distributed, marketed or otherwise provided, as applicable, within the past five years, (b) that the Company, or any of the Company Subsidiaries, is obligated to sell, license, distribute, market or otherwise provide pursuant to any Outbound License Agreement or Services Agreement or is otherwise obligated to maintain or support, or (c) for purposes of Section 3.15(e), (g), (j), (l), (p) and (q), that are currently under development and planned for release within six months after the Effective Time in the form contemplated by Company prior to the Effective Time, in each case excluding, for the avoidance of doubt, (1) Open Source Materials, or (2) any implementation, configuration, maintenance and support, or training or other non-custom services related to the Company Products provided to customers, sublicensors, value added resellers, systems integrators or other distributors or resellers in the ordinary course of business.

              "Company Registered Intellectual Property" means all Company Owned Intellectual Property that is Registered Intellectual Property.

              "Company RSU" means a restricted stock unit (excluding any Company Performance RSU) issued under any of the Company Stock Option Plans.

              "Company Source Code" means, collectively, any human-readable Software source code, or any portion or aspect of the Software source code, or any proprietary information or algorithm contained, embedded or implemented in, in any manner, any Software source code, in each case in any Company Product.

              "Company Stock Option Plans" means the Company's 2003 Stock Incentive Plan, 2013 Stock Incentive Plan, the ESPP, and any other stock option, stock incentive or other equity compensation plan or agreement assumed, sponsored or maintained by the Company, any Company Subsidiary or any Affiliate of the Company.

              "Company Subsidiary" means a Subsidiary of the Company, whether direct or indirect.

              "Contracts" means any of the agreements, commitments, contracts, leases (whether for real or personal property), powers of attorney, notes, bonds, mortgages, indentures, deeds of trust, loans, evidences of indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, covenants not to compete, employment agreements, licenses and obligations, to which a Person is a party or to which any of the assets of such Person or its Subsidiaries is subject.

              "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as trustee or executor, by Contract or credit arrangement or otherwise.

              "Copyrights" means all copyrights in works of authorship, including copyrights in derivative works thereof, "works made for hire", databases, data collections, "moral" rights, mask works, copyright registrations and applications therefor.

              "Domain Names" means all Internet domain name registrations.

              "Effect" means any change, event, development, occurrence, state of facts, circumstance or effect.

              "Environmental Laws" means any and all Laws, treaties, policies, guidance, standards, rules, administrative rulings, court decisions, common law, stipulations, consent decrees, permits, restrictions and licenses, which (a) regulate or relate to: the pollution, protection, investigation, preservation, restoration, reclamation or clean up of the environment; including waterways, groundwater, drinking water, air, land, soils, subsurface strata, animals, wildlife, plants or other natural resources or natural habitats; the use, generation, handling, transport, treatment, storage, recycling, reuse, disposal, presence, management, Release or threatened Release of Hazardous Substances; or the health, safety and welfare of Persons or property, including protection of the health and safety of employees; or (b) impose Liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), or any other law of similar effect.

              "Equity Interest" means any share, capital stock, partnership, membership or similar interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

              "Equity Plan Stock Awards" means each award with respect to a share subject to a RSU Award or PSU Award outstanding under any Company Stock Option Plan that is, at the time of determination, subject to forfeiture or repurchase by the Company and each ESPP Purchase Right that is outstanding and unexercised at the time of determination.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

              "ERISA Affiliate" means each trade or business (whether or not incorporated) under common control (within the meaning of Section 4001(a) of ERISA) with the Company, or which together with the Company is treated as a single employer under Section 414(t) of the Code.

              "ESPP" means the Company's Amended and Restated Employee Stock Purchase Plan.

              "ESPP Purchase Right" means a right to purchase Shares issued under the ESPP.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              "Fairness Opinion" means the opinion to the Company Board from the Company Financial Advisor to the effect that, as of the date of such opinion, and based upon and subject to the various considerations, limitations, assumptions, qualifications, factors and other matters set forth therein, the Merger Consideration to be received by the holders of Shares (other than Parent or any affiliates of Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders.

              "Foreign Employee Benefit Plan" means any Company Benefit Plan that provides benefits only for employees, consultants, independent contractors, stockholders or directors of the Company, any Company Subsidiary or any Affiliate who are employed or otherwise regularly providing service outside of the United States.

              "Foreign Export and Import Laws" means the Laws and regulations of a non-U.S. Governmental Entity regulating exports, imports or re-exports to or from such non-U.S. country, including the export or re-export of any goods, services, commodities, supplies, technology or technical data and Software.

              "GAAP" means generally accepted accounting principles as applied in the United States.

              "Government Bid" means any quotation, bid or proposal submitted to any Governmental Entity or any proposed prime contractor or higher tier subcontractor of any Governmental Entity in connection with any proposed Government Contract.

              "Government Contract" means any prime contract, subcontract, letter contract, purchase order or delivery order executed or submitted to or on behalf of any Governmental Entity or any prime contractor or higher-tier subcontractor of any Governmental Entity, or under which any Governmental Entity or any such prime contractor or subcontractor otherwise has or may acquire any right or interest, including offerings and agreements based on General Services Administration schedule listings by the Company or any Company Subsidiary.

              "Governmental Entity" means (a) any national, federal, state, county, municipal, local or foreign government, or other political subdivision, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality, (c) any court or administrative tribunal, (d) any non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, including any quasi-regulatory body, such as NASDAQ, or (e) any arbitration tribunal or other similar non-Governmental Entity with applicable jurisdiction.

              "Hazardous Substances" means any material, chemical, substance, mixture or waste that is capable of causing harm to or damaging man or any other living organism, the environment or natural resources, including, but not limited to, any material, chemical, substance, mixture or waste: that is designated, regulated or classified by any Law or Governmental Entity as a pollutant, a contaminant, toxic, hazardous, dangerous, infectious, carcinogenic, radioactive, explosive, biohazardous, controlled, special, industrial, reactive, corrosive, ignitable or flammable, or other words of similar meaning or effect, including noise, odor, vibration, electricity or heat, or that is otherwise subject to regulation, control, investigation, reporting or remediation under any Laws or by any Governmental Entity; or that is or contains any quantity of asbestos in any form, urea formaldehyde, PCBs, radon gas, crude oil or any fraction thereof, all forms of natural gas, radon gas, ozone-depleting substances, greenhouse gases, petroleum products, by-products, components, distillates or derivatives.

              "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

              "Indebtedness" means, without duplication (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (c) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (d) all obligations evidenced by notes, bonds, debentures or similar instruments, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (f) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is or should be classified as a capital lease, (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and Contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (h) all contingent obligations (including any guaranty or "keep well" agreement) in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

              "Intellectual Property" means rights in or arising out of any of the following: (a) Patents; (b) Trade Secrets; (c) Copyrights, (d) Trademarks, (e) Domain Names, (f) Software and (g) any similar, corresponding or equivalent intellectual property rights to any of the foregoing anywhere in the world.

              "International Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York, San Francisco, California, London, United Kingdom or Frankfurt am Main, Germany are authorized or required by Law to be closed.

              "Intervening Event" means any material positive event or development or material positive change in circumstances with respect to the Company and the Company Subsidiaries taken as a whole that (a) was neither known to the Company Board or any officer of the Company, nor reasonably foreseeable as of or prior to the date of this Agreement and (b) does not relate to (i) any Acquisition Proposal or Acquisition Inquiry, (ii) any events, changes or circumstances relating to Parent, Merger Sub or any of their Affiliates, including the announcement or pendency of this Agreement or the Transactions, (iii) clearance of the Transactions under the HSR Act or compliance with any other Antitrust Laws, (iv) the fact the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement, or (v) changes after the date of this Agreement in the market price or trading volume of the Shares or the credit rating of the Company (it being understood that matters underlying the changes described in clauses (iv) and (v) may be deemed to constitute, or be taken into account, in determining whether there has been an Intervening Event).

              "IRS" means the United States Internal Revenue Service.

              "Knowledge" of a Person means (i) (a) with respect to the Company and the Company Subsidiaries, the actual knowledge of the persons set forth on Section 8.04(a) of the Company Disclosure Schedule, (b) with respect to Parent or Merger Sub, the actual knowledge of the persons set forth on Section 8.04(b) of the Company Disclosure Schedule and (c) with respect to any other Person, the actual knowledge of any senior executive officer of the Person and (ii) any fact or matter that any such person in clause (i) of this definition would reasonably be expected to discover or otherwise become aware in the course of the reasonable conduct of his or her duties.

              "Law" means any federal, state, local, foreign or international law (including common law), treaty, convention, statute, code, directive, ordinance, rule, interpretation, regulation, standard, administrative guidance, decision, guidance or Order of any Governmental Entity having applicable jurisdiction or other similar binding requirement of a Governmental Entity having applicable jurisdiction

              "Liability" means any known or unknown liability, Indebtedness, obligation or commitment of any kind, nature or character (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet prepared under GAAP).

              "Lien" means any lien, mortgage, pledge, conditional or installment sale agreement, encumbrance, covenant, condition, restriction, charge, option, right of first refusal, easement, security interest, deed of trust, right-of-way, encroachment, community property interest or other claim or restriction of any nature, whether voluntarily incurred or arising by operation of Law (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

              "NASDAQ" means the NASDAQ Global Select Market.

              "OFAC" means the U.S. Office of Foreign Assets Control of the Department of Treasury.

              "Open Source Materials" refers to any Software or other material that is distributed as "free software, " "open source software" or pursuant to any license identified as an open source license by the Open Source Initiative (www.opensource.org) (including but not limited to the GNU General Public License (GPL), Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL), and the Apache License).

              "Order" means any order, writ, judgment, injunction, decree, stipulation, determination, ruling, verdict or award entered by or with any Governmental Entity.

              "Other Filings" means all filings made by, or required to be made by, the Company with the SEC in connection with the Transactions, other than the Proxy Statement.

              "Outbound License Agreements" means all non-exclusive licenses to object or source code for on-premise use of the Company Products granted to customers (directly or indirectly through third Person partners acting as sublicensors, value added resellers, systems integrators, original equipment manufacturers, or other distributors or resellers of any kind), sublicensors, value added resellers, systems integrators, original equipment manufacturers, or other distributors or resellers of any kind, by the Company or any of the Company Subsidiaries in the ordinary course of business.

              "Outside Date" means 11:59 p.m. New York time on July 30, 2018, provided, however, that such date may be extended by Parent or the Company for a period of up to three months, if any of the conditions set forth in Section 6.01(b), Section 6.01(c), Section 6.02(e) or Section 6.02(f) (but for purposes of Section 6.01(c) only if such restraint or prohibition is attributable to an Antitrust Law) have not been satisfied (or waived by Parent in the case of Section 6.02(e) or Section 6.02(f)) as of 11:59 p.m. New York time on July 30, 2018 but all other conditions to Closing shall be, or shall be capable of being, fulfilled.

              "Parent Material Adverse Effect" means any Effect that, individually or in the aggregate with all other Effects would prevent, or would reasonably be expected to prevent, consummation of the Merger in accordance with the terms of this Agreement, or performance by Parent or Merger Sub of any of their material obligations under this Agreement.

              "Patents" means domestic and foreign patents and patent applications, together with all reissuances, divisionals, continuations, continuations-in-part, revisions, renewals, extensions, and reexaminations thereof.

              "Permitted Liens" means (a) Liens for Taxes and other charges and assessments of a Governmental Entity that are not yet due and payable and Liens for Taxes and other charges and assessments of a Governmental Entity that are being contested in good faith by appropriate proceedings for which an appropriate reserve has been made in the Company Financial Statements that are included in the Company SEC Documents prior to the date of this Agreement, (b) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar liens arising in the ordinary course of business for sums that are immaterial in amount to the Company and the Company Subsidiaries, taken as a whole, and not yet due and payable, (c) for purposes of Section 3.13, Section 3.15 and Section 5.01, non-exclusive licenses entered into in the ordinary course of business and (d) other encumbrances arising by operation of Law that are immaterial in amount to the Company and the Company Subsidiaries, taken as a whole, and are not yet due and payable arising in the ordinary course of business.

              "Person" means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association, entity or Governmental Entity.

              "Personal Information" means information provided, disclosed or accessible to, or generated or collected by, the Company or any Company Subsidiary by or at the direction of any customer, employee, contractor or other third party that (i) identifies or can be used to identify an individual (including names, signatures, addresses, telephone numbers, e-mail addresses, IP addresses and other unique identifiers); or (ii) can be used to authenticate an individual (including employee identification numbers, social security numbers, government-issued identification numbers, passwords or PINs, financial account numbers, credit report information, biometric or health data, answers to security questions and other personal identifiers).

              "Privacy and Security Laws" means all (a) Laws regarding (i) collecting, accessing, using, disclosing, electronically transmitting, securing, sharing, retaining, destroying, and transferring and storing Personal Information, (ii) data breach notification, and (iii) direct marketing by electronic means and the placing and storing of information on user devices and (b) trespass, computer crime and other Laws governing unauthorized access to or use of electronic data.

              "Registered Intellectual Property" means any of the following Intellectual Property that is the subject of an application, certificate, filing or registration issued, filed with, or recorded by any Governmental Entity, including any of the following:

                            (a)         Patents;

                            (b)          Trademarks, including renewals;

                            (c)           Copyrights; and

                            (d)         Domain Names.

              "Release" means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, pouring, dumping, depositing, emitting, escaping, emptying, seeping, dispersal, migrating or placing, including movement through, into or upon the environment or any natural or man-made structure.

              "Sanction" means any economic, trade, or financial sanctions Laws, Orders, embargoes, or restrictive measures issued, administered, or enforced by any Sanctions Authorities.

              "Sanctioned Country" means a country, territory or region that is the subject of comprehensive, country-wide or territory-wide Sanctions broadly prohibiting and restricting transactions or other dealings in, involving, and with such country or territory (including, as of the date hereof, the Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria).

              "Sanctioned Person" means a Person that is, (i) listed on, or owned or controlled (directly or indirectly) by a Person listed on, a Sanctions List; (ii) located, domiciled or resident in, organized under the laws of, or operating from, or a government of, a Sanctioned Country; (iii) an agency or instrumentality of, or an entity directly or indirectly owned or controlled by, a government of, a Sanctioned Country, or (iv) otherwise the target of Sanctions.

              "Sanctions Authorities" means the United States of America, the United Nations Security Council, the European Union, the United Kingdom, or any governmental entity or sanctions authority of the foregoing, including, without limitation, OFAC, the U.S. Department of Commerce, the U.S. Department of State, the Council of the European Union, and Her Majesty's Treasury.

              "Sanctions List" means the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, and the Sectoral Sanctions List, the Entity List, Denied Persons List, and Unverified List maintained by the U.S. Department of Commerce, the Consolidated List of Persons and Entities subject to financial Sanctions maintained by the European Commission, or any similar list maintained by, or public announcement of a Sanctions designation made by, any Sanctions Authorities, each as amended, supplemented or substituted from time to time.

              "SEC" means the United States Securities and Exchange Commission.

              "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

              "Services Agreements" means all non-exclusive licenses to use, access or market Company Products granted to customers (directly or indirectly through third Person partners acting as sublicensors, value added resellers, systems integrators, original equipment manufacturers, or other distributors or resellers of any kind), sublicensors, value added resellers, systems integrators, original equipment manufacturers, or other distributors or resellers of any kind, by the Company or any of the Company Subsidiaries in the ordinary course of business.

              "Software" means all (a) computer software, computer programs, applications (including for mobile devices), and software implementations of algorithms, models and methodologies, whether in source code, object code or any other form, (b) databases in any form, data and database management code, (c) specifications, utilities, user and programming interfaces, menus, icons, templates, forms, methods of processing, firmware, software engines, platforms, development tools, library functions and compilers, (d) all versions, updates, corrections, enhancements and modifications of the foregoing, and (e) all related documentation, including user manuals, developer notes, comments and annotations, as applicable.

              "Specified Governmental Entity" means (i) any U.S. federal or state Governmental Entity, or (ii) any non-U.S. or supranational Governmental Entity listed in Section 6.01(b) of the Company Disclosure Schedule.

              "Specified Merger Control Action" has the meaning set forth in Section 6.01(b) of the Company Disclosure Schedule.

              "State Sanctions List" means a list that is adopted by any state Governmental Entity within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is the target of Sanctions administered and enforced by the United States.

              "Subsidiary" means, with respect to any Person, any entity of which (a) such Person or any other Subsidiary of such Person is a general partner (in the case of a partnership) or managing member (in the case of a limited liability company), (b) voting power to elect a majority of the board of directors, board of managers or others performing similar functions with respect to such organization is held by such Person or by any one or more of such Person's Subsidiaries, (c) at least 50% of any class of capital stock or of the outstanding Equity Interests are beneficially owned by such Person, or (d) any Person that would otherwise be deemed a "subsidiary" under Rule 12b-2 promulgated under the Exchange Act.

              "Superior Proposal" means any unsolicited, bona fide written offer or proposal (that has not been withdrawn and that did not result from a breach of the provisions of Section 5.03), to acquire all of the outstanding Equity Interests of the Company, that (a) is not subject to a financing condition (and if financing is required, such financing is then committed to the Person or "group" (as defined in or under Section 13(d) of the Exchange Act) making such offer or proposal), (b) is reasonably likely to be consummated on the terms and conditions contemplated thereby and (c) the Company Board shall have determined in good faith After Consultation is more favorable to the stockholders of the Company (in their capacity as such) from a financial point of view than the Merger, in each case taking into account the legal, financial and regulatory aspects of the written offer or proposal, including the financing terms thereof, the likelihood and timing of consummation, and the identity of the Person making such written offer or proposal.

              "Tax" or "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts and other charges in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, excise, withholding, escheat, estimated, gross margins, ad valorem, stamp, transfer, value-added, gains tax and license, registration and documentation fees.

              "Tax Return" means any report, return (including information return), claim for refund, election, estimated tax filing or declaration required to be supplied to any Governmental Entity or domestic or foreign taxing authority with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

              "Trade Secrets" means trade secret rights and corresponding rights in confidential information and other non-public information (whether or not patentable), including ideas, formulas, compositions, inventor's notes, discoveries and improvements, algorithms, know-how, processes and techniques, testing information, research and development information, inventions, blueprints, drawings, specifications, designs, plans, proposals and technical data, business and marketing plans, market surveys, market know-how and customer lists and information.

              "Trademarks" means all trademarks, service marks, logos, trade dress and trade names indicating the source of goods or services, and other indicia of source or origin (whether registered, common law, statutory or otherwise), all registrations and applications to register the foregoing anywhere in the world and all goodwill associated therewith and symbolized thereby.

              "Transactions" means the Merger and the other transactions contemplated by this Agreement.

              "Uncured Inaccuracy" with respect to a representation or warranty of a party to this Agreement as of a particular date shall be deemed to exist only if such representation or warranty shall be inaccurate as of such date as if such representation or warranty were made as of such date, and the inaccuracy in such representation or warranty shall not have been cured since such date; provided, however, that if such representation or warranty by its terms speaks as of the date of this Agreement or as of another particular date, then there shall not be deemed to be an Uncured Inaccuracy in such representation or warranty unless such representation or warranty shall have been inaccurate as of the date of this Agreement or such other particular date, respectively, and the inaccuracy in such representation or warranty shall not have been cured since such date.

              "U.S. Export and Import Laws" means the Arms Export Control Act (22 U.S.C. 2778), the International Traffic in Arms Regulations (ITAR) (22 CFR 120-130), the Export Administration Act of 1979 (50 U.S.C. 2401-2420), the International Economic Emergency Powers Act (50 U.S.C. 1701-1707), the Trading with the Enemy Act (50 U.S.C. App. §§ 5, 16), the Export Administration Regulations (EAR) (15 CFR 730-774), the various laws and regulations administered by OFAC (31 CFR Parts 500-598), the Laws and regulations administered by Customs and Border Protection (19 CFR Parts 1-199) and all other Laws and regulations of the United States regulating exports, imports or re-exports to or from the United States, including the export or re-export of goods, services, commodities, supplies, technology or technical data and Software from the United States, and the conduct of business outside the United States.

              Section 8.05  Terms Defined Elsewhere.    The following terms are defined elsewhere in this Agreement, as indicated below:

Defined Term	Section
401(k) Plan	Section 5.07(d)
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.03(d)(i)
Book-Entry Shares	Section 2.02(b)
Capitalization Date	Section 3.02(a)
Certificate of Merger	Section 1.02
Certificates	Section 2.02(b)
Change of Board Recommendation	Section 5.03(a)(iv)
Closing	Section 1.02
Closing Date	Section 1.02
Company	Preamble
Company Board	Recitals
Company Board Recommendation	Recitals
Company Disclosure Schedule	Article III
Company Employees	Section 5.07(a)
Company Financial Statements	Section 3.07(a)
Company Material Contract	Section 3.13(a)
Company Permits	Section 3.05(a)
Company Preferred Stock	Section 3.02(a)
Company Representatives	Section 5.02(a)
Company SEC Documents	Section 3.06(a)
Company Stockholder Approval	Section 3.21
Confidentiality Agreement	Section 5.02(c)
D&O Indemnification Agreements	Section 5.08(a)
D&O Runoff Insurance	Section 5.08(c)
DGCL	Recitals
Dispute	Section 3.15(l)
Dissenting Shares	Section 2.03
Effective Time	Section 1.02
Electronic Delivery	Section 8.13
Employment Practices	Section 3.12(a)
Export Approvals	Section 3.05(e)
Fundamental Representations	Section 6.02(a)(ii)
Guaranteed Obligations	Section 8.15(a)
Guarantor	Section 8.15(a)
Guaranty	Section 8.15(c)
Indemnified Persons	Section 5.08(a)
Independent Director	Section 3.12(f)
Insurance Policies	Section 3.17
Intercompany Contracts	Section 3.13(a)(vii)
Intervening Event Notice Period	Section 5.03(e)(i)
Leased Real Property	Section 3.18(c)
Maximum Amount	Section 5.08(c)
Merger	Recitals
Merger Consideration	Recitals
Merger Sub	Preamble
Most Recent Balance Sheet	Section 3.09(a)(i)

Defined Term	Section
New Plans	Section 5.07(a)
Parent	Preamble
Parent Representatives	Section 5.02(a)(i)
Parent Subsidiary	Section 4.03(a)
Parent Welfare Plan	Section 5.07(a)
Paying Agent	Section 2.02(a)
Proxy Statement	Section 1.03(a)
PSU Award	Section 2.04(d)
Replacement PSU	Section 2.04(d)
Replacement RSU	Section 2.04(b)
RSU Award	Section 2.04(b)
Sarbanes-Oxley Act	Section 3.06(a)
Section 16	Section 5.10
Shares	Recitals
Significant Customer	Section 3.13(a)(xviii)
Specified Antitrust Laws	Section 6.01(b)
Special Meeting	Section 1.03(e)
Superior Proposal Notice Period	Section 5.03(d)(i)
Surviving Corporation	Recitals
Takeover Law	Section 3.03(b)
Termination Fee	Section 7.02(b)
U.S. Continuing Employees	Section 5.07(b)
WARN Act	Section 3.12(d)

              Section 8.06  Headings.    The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

              Section 8.07  Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

              Section 8.08  Entire Agreement.    This Agreement (together with the Company Disclosure Schedule and the other documents delivered pursuant hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter of this Agreement and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER PARENT AND MERGER SUB, ON THE ONE HAND, NOR THE COMPANY, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH

PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE BY) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

              Section 8.09  Assignment.    The Agreement shall not be assigned by any party by operation of Law or otherwise without the prior written consent of the other parties, and any such purported assignment in contravention of this Agreement shall be null and void; provided that Parent or Merger Sub may assign any of their respective rights and obligations to an Affiliate of Parent or to a successor-in-interest by reason of merger or consolidation or sale of all or substantially all of the assets of Parent; provided further that, with respect to an assignment or transfer by Parent or Merger Sub in accordance with the prior proviso, (a) with respect to an assignment to a successor-in-interest, such assignment includes all rights and obligations under this Agreement, (b) such successor-in-interest or Affiliate shall have agreed as of such assignment or transfer to be bound by the terms of this Agreement in a writing provided to the Company, and (c) where this Agreement is assigned or transferred to an Affiliate by Parent, Parent remains responsible for the performance of this Agreement and Guarantor remains responsible for all of its obligations under Section 8.15 as if such Affiliate were "Parent" for purposes of such Section.

              Section 8.10  Parties in Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective permitted successors and permitted assigns, and nothing in this Agreement, express or implied, other than pursuant to Section 5.08, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto, without notice or Liability to any other Person. The representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Accordingly, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

              Section 8.11  Mutual Drafting; Interpretation.    Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

                            (a)         whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders;

                            (b)         the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation"

                            (c)          all references in this Agreement to "Sections," "Annexes" and "Schedules" are intended to refer to Sections of this Agreement and Annexes and Schedules to this Agreement;

                              (d)          the words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

                              (e)           all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

                              (f)           references to a Person are also to such Person's successors and permitted assigns;

                              (g)           all references in this Agreement to "$"or other monetary amounts refer to U.S. dollars;

                              (h)          unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive;

                              (i)           all references to the "date of this Agreement" shall refer to the date this Agreement is made and entered into;

                              (j)           although the same or similar subject matters may be addressed in different provisions, the parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content); and any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Laws) by succession of comparable successor Laws and (in the case of Laws) any rules and regulations promulgated under said Laws.

               Section 8.12  Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

                              (a)           This Agreement (and any Actions arising out of or related hereto or to the Transactions or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by, and construed in accordance with, the Laws of the State of Delaware, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the Laws of any jurisdiction other than the State of Delaware.

                              (b)          Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware), and any appellate court from any thereof, in any Action arising out of or relating to this Agreement or the agreements delivered in connection herewith or the Transactions or for recognition or enforcement of any judgment relating thereto (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise), and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Action (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) except in Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware), (ii) agrees that any Action (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) may be heard and determined in Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware), and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Action (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware), and (iv) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such Action (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) in Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware). Each of the parties hereto agrees that a final judgment in any such Action (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be conclusive and may be enforced in other jurisdictions within and outside the United States of America by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process anywhere in the world in the manner provided for notices in Section 8.03. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

                              (c)           EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(C).

               Section 8.13  Counterparts.    This Agreement may be executed and delivered (including by facsimile transmission or by e-mail of a .pdf, .tif, .jpeg or similar attachment ("Electronic Delivery")) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any such counterpart, to the extent delivered using Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

               Section 8.14  Specific Performance.    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that prior to any valid termination of this Agreement in accordance with Section 7.01, (a) each party shall be entitled at its election to seek an injunction or injunctions to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at Law or in equity and (b) the parties shall waive, in any Action for specific performance, the defense of adequacy of a remedy at Law. A party's pursuit of specific performance at any time shall not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for Liabilities or damages incurred or suffered by such party in the case of a breach of this Agreement involving fraud or willful or intentional misconduct.

               Section 8.15  Guaranty.

                              (a)           To induce the Company to enter into this Agreement, SAP SE, a European Company (Societas Europaea) established under the laws of Germany and the European Union ("Guarantor"), intending to be legally bound, hereby absolutely, irrevocably and unconditionally guarantees to the Company the due and punctual payment and performance of (i) Parent's and Merger Sub's obligations under this Agreement, including any liabilities arising out of a breach thereof (collectively, the "Guaranteed Obligations"). This guarantee may not be revoked or terminated and shall remain in full force and effect without interruption and shall be binding on Guarantor and its successors and assigns until the Guaranteed Obligations have been satisfied in full. Guarantor further covenants and agrees that, if requested by the Company, it will promptly appoint in accordance with applicable Law a registered agent for service of process in the State of Delaware, and Guarantor shall maintain such registered agent as its agent for service of process in the State of Delaware without interruption until the Effective Time.

                              (b)          All payments pursuant to this Section 8.15 shall be made in lawful money of the United States, in immediately available funds. Guarantor promises and undertakes to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of Guarantor of any kind.

                              (c)           The guaranty set forth in Section 8.15(a) (the "Guaranty") is an absolute, unconditional and continuing guarantee of the full and punctual payment and performance by Parent and Merger Sub of the Guaranteed Obligations and not of collection. Should Parent or Merger Sub default in the payment or performance of any of the Guaranteed Obligations, Guarantor's obligations hereunder shall become immediately due and payable to the Company or, if and only if the Effective Time occurs and to the extent that such obligations become due and payable thereafter, to the former holders of Shares, Company Options or Shares subject to RSU Awards or PSU Awards. Claims hereunder may be made on one or more occasions. If any payment in respect of any Guaranteed Obligation is rescinded or must otherwise be returned for any reason whatsoever, Guarantor shall remain liable hereunder with respect to such Guaranteed Obligation as if such payment had not been made.

                              (d)          Guarantor agrees that the Guaranteed Obligations shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure or delay on the part of the Company to assert any claim or demand or to enforce any right or remedy against Parent or Merger Sub; (ii) any change in the time, place or manner of payment of the Guaranteed Obligations or rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of this Agreement made in accordance with the terms of this Agreement or any agreement evidencing, securing or otherwise executed in connection with any of the Guaranteed Obligations; (iii) the addition, substitution or release of any Person interested in the Transactions; (iv) any change in the corporate existence, structure or ownership of Parent or Merger Sub; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or Merger Sub or their assets; (vi) the adequacy of any means the Company may have of obtaining payment related to the Guaranteed Obligations; or (vii) the existence of any claim, set-off or other right which Parent or Merger Sub may have at any time against the Company (other than satisfaction of the Guaranteed Obligations or rights of Merger Sub pursuant to this Agreement), whether in connection with the Guaranteed Obligations or otherwise. Guarantor waives promptness, diligence, notice of the acceptance of the Guaranty and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Guaranteed Obligations incurred and all other notices of any kind, all defenses that may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub or any other Person interested in the Transactions, and all suretyship defenses generally, defenses to the payment of the Guaranteed Obligations that are available to Parent or Merger Sub under this Agreement (other than, in each case, fraud, willful misconduct and intentional misrepresentation by the Company or any of its Affiliates) and defenses available to Guarantor under the Guaranty. Guarantor acknowledges that it has received and will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Section 8.15 are knowingly made in contemplation of such benefits.

                              (e)           No failure on the part of the Company to exercise, and no delay in exercising, any right, remedy or power pursuant to this Section 8.15 shall operate as a waiver thereof, nor shall any single or partial exercise by the Company of any right, remedy or power pursuant to this Section 8.15 preclude any other or future exercise of any right, remedy or power pursuant to this Section 8.15. Each and every right, remedy and power granted to the Company pursuant to this Section 8.15 or allowed it by Law or agreement with respect to this Section 8.15 shall be cumulative and not exclusive of any other, and may be exercised by the Company at any time or from time to time. The Company shall not have any obligation to proceed at any time or in any manner against, exhaust any or all of the Company's rights against Parent, Merger Sub or any other Person liable for any Guaranteed Obligations prior to proceeding against Guarantor hereunder or resort to any security or other means of collecting payment. This Guaranty may only be amended by a writing signed and delivered by Guarantor and the Company. Guarantor hereby covenants and agrees that it shall not institute, and shall cause its respective Affiliates not to institute, any Action asserting that the Guaranty is illegal, invalid or unenforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally, and general equitable principles (whether considered an Action in equity or at law).

                              (f)           Guarantor hereby represents and warrants to the Company and covenants that: (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action and do not contravene any provision of Guarantor's organizational documents or any Law or contractual restriction binding on Guarantor or its assets; (ii) this Agreement constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity (regardless of whether considered in an Action at law or in equity), (iii) nothing in this Agreement will terminate its obligations under the Confidentiality Agreement and (iv) Guarantor will not issue any press release or other communication in contravention of Section 5.06.

                              (g)           Nothing in this Section 8.15 shall waive any defenses, counterclaims or rights of setoff that Parent or Merger Sub may have under this Agreement or applicable Law.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, Guarantor, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SAP AMERICA, INC.
By:	/s/ BRAD C. BRUBAKER
	Name:	Brad C. Brubaker
	Title:	Corporate Secretary
EMERSON ONE ACQUISITION CORP.
By:	/s/ BRAD C. BRUBAKER
	Name:	Brad C. Brubaker
	Title:	Vice President and Secretary
CALLIDUS SOFTWARE INC.
By:	/s/ LESLIE J. STRETCH
	Name:	Leslie J. Stretch
	Title:	Chief Executive Officer
Solely for purposes of Section 8.15:
SAP SE
By:	/s/ LUKA MUCIC
	Name:	Luka Mucic
	Title:	Chief Financial Officer
By:	/s/ JOCHEN SCHOLTEN
	Name:	Jochen Scholten
	Title:	General Counsel

ANNEX B

January 29, 2018

Board of Directors
Callidus Software Inc.
4140 Dublin Boulevard, Suite 400
Dublin, California 94568

Members of the Board:

              We understand that Callidus Software Inc., a Delaware corporation (the "Company"), SAP America, Inc., a Delaware corporation ("Parent"), and Emerson One Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of January 29, 2018 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation (the "Merger"). Pursuant to the Merger, the Company will become a wholly-owned subsidiary of Parent, and each outstanding share of common stock of the Company, par value $0.001 per share ("Company Common Stock"), other than shares that are held in the treasury of the Company or owned of record by any subsidiary of the Company that is directly or indirectly wholly-owned by the Company, shares owned of record by Parent, Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries and shares as to which appraisal rights have been properly demanded, will be converted into the right to receive, subject to and in accordance with the terms of the Merger Agreement, $36.00 in cash, without interest (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

              You have asked for our opinion as to whether the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of Company Common Stock, other than Parent or any affiliates of Parent (the "Holders") is fair, from a financial point of view, to such Holders.

              For purposes of the opinion set forth herein, we have reviewed the Merger Agreement, certain related documents, and certain publicly available financial statements and other business and financial information of the Company. We have also reviewed certain forward-looking information relating to the Company prepared by management of the Company, including financial projections and operating data prepared by management of the Company (collectively, the "Company Projections"). Additionally, we discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company. We also reviewed historical market prices and trading activity for Company Common Stock and compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other selected publicly-traded companies and their securities. In addition, we reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

              In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, us by the Company. With respect to the Company Projections, we have been advised by the management of the Company, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the capitalization and future financial performance of the Company and other matters covered thereby. We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company or Parent or the contemplated benefits expected to be derived in the proposed Transaction. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. In addition, we have relied, without independent verification, upon the assessment of the management of the Company as to the existing and future technology and products of the Company and the risks associated with such technology and products.

              We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services payable upon rendering of this opinion. We will also receive an additional, larger fee if the Merger is consummated. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities arising out of our engagement. During the two year period prior to the date hereof, no material relationship existed between Qatalyst or any of its affiliates and the Company or Parent pursuant to which compensation was received by Qatalyst or its affiliates; however, Qatalyst and/or its affiliates may in the future provide investment banking and other financial services to the Company or Parent and their respective affiliates for which we or they would expect to receive compensation.

              Qatalyst provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of the Company, Parent or certain of their respective affiliates.

              This opinion has been approved by our opinion committee in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent. This opinion does not constitute a recommendation as to how any Holder should vote with respect to the Merger or any other matter and does not in any manner address the prices at which Company Common Stock will trade at any time.

              Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. Our opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company. Our opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be received by the Holders pursuant to, and in accordance with, the terms of the Merger Agreement and we express no opinion with respect to the fairness of the amount, nature or timing of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to such Merger Consideration.

              Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the Holders pursuant to, and in accordance with, the Merger Agreement is fair, from a financial point of view, to such Holders.

Yours faithfully,
/s/ Qatalyst Partners
QATALYST PARTNERS LP

ANNEX C

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262 Appraisal rights

              (a)         Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

              (b)         Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

                            (1)         Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

                            (2)          Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                                            a.           Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                                            b.           Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

                                            c.            Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

                                            d.           Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

                            (3)         In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

                            (4)         In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

              (c)          Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

              (d)         Appraisal rights shall be perfected as follows:

                            (1)         If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                            (2)         If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

              (e)         Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

              (f)          Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

              (g)         At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

              (h)         After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

              (i)          The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

              (j)          The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

              (k)         From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

              (l)          The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CALLIDUS SOFTWARE INC. ATTN: GENERAL COUNSEL 4140 DUBLIN BLVD., SUITE 400 DUBLIN, CA 94568 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E36931-S68643 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CALLIDUS SOFTWARE INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. To adopt the Agreement and Plan of Merger, dated as of January 29, 2018, by and among SAP America, Inc., Emerson One Acquisition Corp., and Callidus Software Inc. (“Callidus”). 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Callidus’s named executive officers that is based on or otherwise relates to the merger. ! ! ! 3. To approve the adjournment of the special meeting to a later date, if Callidus’s board of directors determines that it is necessary or appropriate and is permitted by the merger agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the adoption of the merger agreement at the time of the special meeting. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com. E36932-S68643 CALLIDUS SOFTWARE INC. Special Meeting of Stockholders [TBD], 2018 [TBD] Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Leslie J. Stretch and Roxanne Oulman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CALLIDUS SOFTWARE INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD], Pacific Time on [TBD], 2018, at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side